UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07923

City National Rochdale Funds
(Exact name of registrant as specified in charter)

400 North Roxbury Drive
Beverly Hills, CA 90210
 (Address of principal executive offices) (Zip code)

William J. Souza, Esq.
400 North Roxbury Drive
Beverly Hills, CA 90210
 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1.	Reports to Stockholders.

CITY NATIONAL ROCHDALE FUNDS

2014 ANNUAL REPORT

SEPTEMBER 30, 2014

This report and the financial statements contained herein are provided for the general information of the shareholders of City National Rochdale Funds. This report is not authorized for distribution to prospective investors in City National Rochdale Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of City National Rochdale Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Funds Annual Report

2	Letter to Our Shareholders
4	Fixed Income and Blended Funds Investment Adviser’s Report
7	Fixed Income and Blended Funds Overview
16	Equity Funds Investment Adviser’s Report
18	Equity Funds Overview
22	Schedule of Investments/Consolidated Schedule of Investments
120	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities
124	Statements of Operations/Consolidated Statement of Operations
128	Statements of Changes in Net Assets/Consolidated Statement of Changes in Net Assets
134	Consolidated Statement of Cash Flows
136	Financial Highlights/Consolidated Financial Highlights
141	Notes to Financial Statements/Consolidated Notes to Financial Statements
157	Report of Independent Registered Public Accounting Firm
158	Trustees and Officers
161	Notice to Shareholders
163	Disclosure of Fund Expenses
166	Board Approval of Advisory and Sub-Advisory Agreements

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q filing is also available on the Funds’ website at www. citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 1

letter to our shareholders
September 30, 2014

Dear Shareholders,

This annual report covers the one-year period ended September 30, 2014. As we head closer to the end of the calendar year, global equity and credit markets have generally continued to perform well against a backdrop of mixed economic trends. One of the biggest stories of 2014 has been the unexpected rally in U.S. interest rates, as the U.S. 10-Year Treasury yield went from 3.00% at the beginning of the calendar year to 2.51% at the end of the third quarter (“Q3”). With consensus expectations coming into the year calling for a rise in interest rates, most investors were caught flatfooted. This dynamic markedly influenced return patterns across asset classes, supporting a rally in most income-oriented equities as well as longer duration fixed income positions.

Sustaining the trend from last year, credit spreads continued to grind tighter up until the month of July, when market volatility picked up. Markets stabilized in August before taking another dive in September. Anxiety surrounding anticipated Federal Reserve decisions and a host of geopolitical concerns pushed most risk assets into the red towards the end of the most recent quarter. Commodity markets were among the most challenged, as evidenced by oil’s approximate 10% decline over the 12 months ending September 30, 2014. The significant strengthening of the U.S. Dollar during Q3 pressured the entire commodities complex, crippling nearly all agricultural, industrial, and precious metal sectors of the market.

Across global equity markets, the United States has remained the clear winner over the last 12 months, with the S&P 500 Index rallying nearly 20%. Reversing the trend from last year, large cap stocks have outperformed their smaller cap peers, as the Russell 2000 Index decline of 7.4% in Q3 resulted in a return just shy of 4.0% on a trailing one-year basis. Q3 proved to be a difficult period for international equities as well, marked by sharp declines in both developed and emerging market regions. Concerns linked to slowing economic growth within continental Europe have dominated headlines as of late, causing investors to re-assess global growth projections and reposition risk.

As we move closer to 2015, we remain intensely focused on identifying the most attractive opportunities for our clients. After a strong run in many equity and credit markets over the last few years, we believe risk management and downside protection will be as important as ever going forward. We thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Funds.

Sincerely,

Bruce Simon
Chief Investment Officer
City National Rochdale Funds

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

City National Rochdale Funds do not generally accept investments by non-U.S. persons and may not be available in all states.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 2

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 3

investment adviser’s report (Unaudited)
September 30, 2014

Fixed Income and Blended Funds

LIMITED MATURITY FIXED INCOME FUND - AHLFX

The Institutional Class Shares of the Fund underperformed its Barclays U.S. 1-3 Year Government/Credit Bond Index benchmark’s return of 0.04% by 15 basis points in Q3 with a return of -0.11%. Calendar year to date, as of September 30, 2014, the Fund has returned 0.52% versus a return of 0.60% for the benchmark. For the fiscal year ended September 30, 2014, the Institutional Class Shares of the Fund delivered a return of 0.75%, just below the 0.77% return for the Index.

The Fund maintains a material overweight to Corporate Credit (relative to the benchmark) which has been a positive contributor to performance over the last 12 months with the exception of last September when volatility in the credit markets picked up significantly. There is also a meaningful overweight to agency debt in the Fund, which was additive to relative performance in the most recent quarter. The manager has positioned the portfolio with a slight duration underweight to protect against an anticipated rise in interest rates heading into 2015.

GOVERNMENT BOND FUND – CNBIX

The Servicing Class Shares of the Fund posted a return of -0.11% for Q3, slightly lagging the Barclays U.S. 1-5 Year Government Bond Index’s -0.04% return. Calendar year to date, as of September 30, 2014, the Fund is lagging the benchmark’s return of 0.73% by 29 basis points with a return of 0.44%. For the fiscal year ended September 30, 2014, the Servicing Class Shares of the Fund have returned 0.54% and the benchmark has delivered a return of 0.67%.

As of the most recent quarter, the portfolio maintained its short duration positioning relative to the benchmark in anticipation of an eventual rise in interest rates. This proved to be a headwind during the quarter, as longer duration assets outperformed shorter duration positions as interest rates rallied. The yield enhancement garnered from the Fund’s overweight to agency bullet bonds was additive to performance. The portfolio also increased its allocation to 3-6 year maturity buckets to take advantage of the current steepness in the yield curve.

CORPORATE BOND FUND – CNCIX

The Servicing Class Shares of the Fund posted a return of -0.25% for Q3, slightly underperforming the Barclays U.S. Corporate 1-5 Year A3 or Higher, 2% Issuer Constrained Index’s return of -0.09%. Calendar year to date, as of September 30, 2014, the Fund is performing in line with benchmark’s return of 1.46% versus a 1.45% return for the benchmark. For the fiscal year ended September 30, 2014, the Servicing Class Shares of the Fund underperformed the benchmark’s return of 1.94% with a return of 1.89%.

As of the most recent quarter, the Fund continues to outpace the benchmark from a yield perspective, driven by an emphasis on investing in lower quality bonds within the investment grade universe. Sector and issuer selection was additive to relative performance as bonds within the Industrials sector outperformed bonds within the Financials sector. A slight underweight to duration relative to the benchmark was a performance headwind, as interest rates continued to grind tighter throughout the quarter.

CALIFORNIA TAX EXEMPT BOND FUND - CNTIX

The Servicing Class Shares of the Fund posted a return of 0.59% for Q3, underperforming the Barclays CA Intermediate Short Municipal Index’s return of 0.76%. Calendar year to date, as of September 30, 2014, the Fund is lagging the benchmark’s return of 3.64% by 58 basis points with a return of 3.06%. For the fiscal year ended September 30, 2014, the Servicing Class Shares of the Fund have underperformed the benchmark’s return of 4.13% with a return of 3.58%.

With short term interest rates continuing to remain low, it remains a challenging environment to deliver meaningful levels of income utilizing short duration fixed income assets. During the most recent quarter, duration increased modestly closer to a neutral position to the benchmark. Tender Option Bonds were also added to the portfolio to increase the cash equivalent yield. Exposure to California General Obligation Bonds was also increased during the quarter, though the portfolio remains underweight relative to the benchmark.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 4

MUNICIPAL HIGH INCOME FUND - CNRMX

The Servicing Class Shares of the Fund posted a return of 2.61% for Q3, underperforming the 4.61% return for Barclays High Yield Municipal Index. Calendar year to date, as of September 30, 2014, the Fund has delivered a 10.90% return relative to 12.48% for the benchmark. The Fund commenced operations on December 30, 2013. Since inception the Fund has returned 10.68% compared to 12.49% for the benchmark.

The return pattern exhibited by the Fund this year is consistent with our expectations, based on the manager’s investment process and conservative approach. 2014 has seen a strong resurgence in municipal credit, punctuated by bouts of volatility driven primarily by concerns surrounding the future creditworthiness of Puerto Rico. The Fund’s significant underweight to Puerto Rico exposure has largely been additive to relative performance thus far, however during periods of elevated risk appetite like what we saw during Q3, the portfolio’s defensive positioning will temper excess return potential.

HIGH YIELD BOND FUND - CHYIX

The Servicing Class Shares of the Fund posted a return of -1.30% for Q3, outperforming the Citigroup High Yield Market Capped Index’s return of -1.95% by 65 basis points. Calendar year to date, as of September 30, 2014, the Fund is ahead of the benchmark’s return of 3.30% by 131 basis points with a return of 4.61%. For the fiscal year ended September 30, 2014, the Servicing Class Shares of the Fund has returned 8.22%, outpacing the benchmark’s return of 6.79% by 143 basis points.

The Fund outperformed the benchmark during all four quarters of the fiscal year. Much of this is attributable to positive security selection, and avoiding or underweighting sectors with questionable creditworthiness. During the most recent quarter, the Fund’s approximate 7% allocation to bank loans helped insulate against the volatility seen in credit markets, particularly during the month of September. Weakness in the Energy sector was a significant headwind at the index level given the recent decline in Oil prices, however, the Fund’s underweight position in the Energy sector, combined with outperformance within the sector was additive on a relative basis. The recent sell-off in leveraged credit has presented opportunities for the manager to take advantage of oversold bonds and relative value trades.

INTERMEDIATE FIXED INCOME FUND – RIMCX

The Class N Shares of the Fund posted a return of -0.18% for Q3, slightly lagging the Barclays Intermediate US Government/Credit Bond Index’s return of -0.03%. Calendar year to date, as of September 30, 2014, the Fund is outperforming the benchmark’s return of 2.22% by 88 basis points with a return of 3.10%. For the fiscal year ended September 30, 2014, the Class N Shares of the Fund have returned 3.54%, outpacing the benchmark’s return of 2.20% by 134 basis points.

The Fund has outperformed the benchmark in three of the last four quarters, demonstrating the ability to protect capital during market volatility as well as capture the upside when risky assets outperform. A significant overweight to corporate credit has been the most meaningful driver of outperformance over the last year. As of the most recent quarter, the Fund’s duration was slightly lower than the benchmark. This was a slight performance headwind, as longer duration assets rallied in September during the elevated market volatility.

FIXED INCOME OPPORTUNITIES FUND - RIMOX

The Fund posted a return of -0.66% for Q3, underperforming the Credit Suisse Leveraged Loan Index’s return of -0.33% by 33 basis points. Calendar year to date, as of September 30, 2014, the Fund is outperforming the benchmark’s return of 2.43% by 47 basis points with a return of 2.90%. For the fiscal year ended September 30, 2014, the Fund has returned 6.20%, outpacing the benchmark’s return of 4.30% by 190 basis points.

The Fund’s diversified asset class exposures have been instrumental in delivering an attractive yield profile, without assuming an inordinate amount of interest rate risk. With just over 30% of the Fund allocated to a combination of domestic and European bank loans, the strategy was well positioned to withstand elevated volatility in the credit markets during the most recent quarter. On a year to date and trailing one year basis, the Fund’s emerging markets high yield bond allocation has been the most additive to performance. The

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 5

investment adviser’s report (Unaudited)
September 30, 2014

Fixed Income and Blended Funds (continued)

domestic high yield segment of the Fund maintains a higher quality posture relative to its respective benchmark, which was particularly helpful during September’s selloff of risky assets.

MULTI-ASSET FUND – CNIIX

The Servicing Class Shares of the Fund posted a -2.11% return in Q3, underperforming the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index of 0.01%. Calendar year to date, as of September 30, 2014, the Fund has delivered a 0.46% return compared to 0.03% for the benchmark. For the fiscal year ended September 30, 2014, the Servicing Class Shares of the Fund returned 3.94% compared to a 0.05% return for the benchmark.

The Fund delivered positive absolute performance in three of the last four quarters, with the bulk of the return coming in Q4 of 2013. As of the most recent quarter, approximately 48% of the Fund was invested in fixed income with the remaining amount allocated to a mix of U.S., developed international, and emerging market equities as well as real estate investment trusts (“REITs”). Energy exposure was a performance headwind during the most recent quarter, driven largely by a sharp decline in Oil prices. On the positive side, equities in the Information Technology sector and an allocation to longer duration fixed income assets helped boost performance.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Limited Maturity Fixed Income Fund’s, Government Bond Fund’s, Corporate Bond Fund’s, California Tax Exempt Bond Fund’s, Municipal High Income Fund’s, High Yield Bond Fund’s, Intermediate Fixed Income Fund’s, Multi-Asset Fund’s, and Fixed Income Opportunities Fund’s investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be lower. The Adviser intends to continue these arrangements at least through January 31, 2015, but there can be no assurance that City National Rochdale, LLC will continue to waive fees.

The Limited Maturity Fixed Income Fund’s investment performance reflects contractual fee waivers in effect. Absent these waivers, total return and yield would be lower. Waivers are in effect until January 31, 2015.

Mutual fund investing involves risk including loss of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. Emerging markets involve heightened risk related to the same factors as well as increased volatility and lower trading volume.

The California Tax Exempt Bond Fund invests primarily in California securities and may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations than a fund investing in obligations of a number of states.

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or both of two major nationally recognized statistical rating organizations (“NRSROs”). The two NRSROs currently utilized for this purpose are Standard & Poor’s (S&P) and Moody’s. When a bond is rated by S&P that rating is utilized. If it is not rated by S&P, the Moody’s rating is utilized. When a security is rated by neither, it is classified as “Not Rated”. For bonds, these credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “AA-” or “AA+” have been included in the “AA” rated category. Long-term ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 6

fund overview (Unaudited)
September 30, 2014

City National Rochdale Limited Maturity Fixed Income Fund

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity, by investing primarily in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities of U.S. companies.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Limited Maturity Fixed Income Fund, Institutional Class Shares, versus the Barclays U.S. 1-3 Year Government/Credit Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Institutional Class*(1)	AHLFX	0.75%	0.82%	1.33%	2.62%
Class N(2)	AHALX	0.50%	0.57%	1.06%	2.36%
Barclays U.S. 1-3 Year Government/Credit Index	n/a	0.77%	0.92%	1.45%	2.85%

*	The graph is based on only Institutional Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)
Class I Shares of the predecessor to the City National Rochdale Limited Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 22, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 22, 1988 to September 29, 2005, reflect the performance of the Predecessor Fund’s Class I Shares.

(2)
Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on October 22, 2004. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of October 22, 2004, to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 22, 1988 to October 21, 2004, reflect the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS
% OF PORTFOLIO
FNMA
0.500%, 03/30/16	4.4%
Farmer Mac Guaranteed Notes Trust 2007-1
5.125%, 04/19/17	4.0%
Bank of America
6.400%, 08/28/17	3.8%
FNMA
5.000%, 03/15/16	3.8%
AT&T
2.400%, 08/15/16	3.7%
America Movil
1.235%, 12/12/14	3.7%
Glencore Funding
1.700%, 05/27/16	3.7%
ConocoPhillips Canada Funding I
5.625%, 10/15/16	3.6%
General Electric Capital
2.950%, 05/09/16	3.6%
Province of Ontario, Canada
1.600%, 09/21/16	3.5%

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 7

fund overview (Unaudited)
September 30, 2014

City National Rochdale Government Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Government Bond Fund, Servicing Class Shares, versus the Barclays U.S. 1-5 Year Government Bond Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CNBIX	0.54%	0.14%	1.32%	2.59%
Institutional Class(2)^^†	CNIGX	0.80%	0.36%	1.45%	2.65%
Class N(3)	CGBAX	0.29%	-0.11%	1.06%	2.32%
Barclays U.S. 1-5 Year Government Bond Index	n/a	0.67%	0.67%	1.66%	3.08%

*	The graph is based on only Servicing Class Shares; performance for Institutional Class and Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on February 1, 2012.

(3)	Commenced operations on April 13, 2000.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

^^
The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement.

†	Institutional Class Shares’ performance for the period of January 14, 2000 to February 1, 2012 is that of the Servicing Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
FNMA
0.174%, 10/15/14	5.8%
FFCB
0.239%, 10/26/14	5.8%
Tennessee Valley Authority, Ser E
6.250%, 12/15/17	5.4%
FNMA
1.000%, 10/16/17	4.0%
FHLB
1.000% 06/09/17	3.9%
FNMA
5.000%, 03/15/16	3.4%
FNMA
5.000%, 02/13/17	3.3%
FNMA
4.875%, 12/15/16	3.2%
FNMA
0.875%, 02/08/18	3.2%
U.S. Treasury Notes
3.250%, 03/31/17	3.1%

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 8

fund overview (Unaudited)
September 30, 2014

City National Rochdale Corporate Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities, primarily investment grade corporate bonds issued by domestic and international companies denominated in U.S. dollars.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Corporate Bond Fund, Servicing Class Shares, versus the Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CNCIX	1.89%	2.82%	3.00%	3.61%
Class N(2)	CCBAX	1.64%	2.56%	2.74%	3.35%
Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index	n/a	1.94%	2.64%	3.39%	3.91%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

TOP TEN HOLDINGS
% OF PORTFOLIO
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	2.9%
Lowe's
6.100%, 09/15/17	2.3%
Caisse Centrale Desjardins du Quebec
2.650%, 09/16/15	2.1%
Fifth Third Bank
1.150%, 11/18/16	2.1%
VW Credit, MTN
1.875%, 10/13/16	2.1%
Total Capital International
1.500%, 02/17/17	2.1%
Harley Davidson Funding
6.800%, 06/15/18	2.0%
Ivy High Income Fund	2.0%
Daimler Finance North America
2.250%, 07/31/19	2.0%
America Movil
5.000%, 03/30/20	2.0%

BOND CREDIT QUALITY
CREDIT RATINGS(1)	% OF NET ASSETS
U.S. Government Obligations	0.1%
AAA	0.4%
AA	20.5%
A	44.4%
BBB	26.5%
NR	1.1%
Registered Investment Company	2.0%
Short-Term Investments and Other Net Assets	5.0%

(1)
Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected fo several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 9

fund overview (Unaudited)
September 30, 2014

City National Rochdale California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds and notes.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale California Tax Exempt Bond Fund, Servicing Class Shares, versus the Barclays Intermediate-Short California Municipal Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CNTIX	3.58%	2.64%	3.03%	3.26%
Class N(2)	CCTEX	3.31%	2.37%	2.76%	3.00%
Barclays Intermediate-Short California Municipal Index	n/a	4.13%	3.18%	3.59%	3.93%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Fairfield County, Redevelopment Agency, TA
4.000%, 08/01/17	3.5%
Los Angeles, Unified School District, Ser B, GO, AMBAC Callable 07/01/17 @ 100
5.000%, 07/01/19	2.7%
California Statewide, Communities Development Authority, Kaiser Permanente, Ser B, RB Callable 02/01/17 @ 100
0.990%, 04/01/52	2.5%
Ventura County, Public Financing Authority, Ser 2008-3381X, RB Callable 11/01/22 @ 100
0.080%, 11/01/43	2.4%
Riverside County, Public Safety Communication, Ser A, COP, AMBAC
5.000%, 11/01/17	2.2%
California State, GO Callable 03/01/15 @ 100
5.000%, 03/01/16	1.9%
California State, GO
5.000%, 09/01/21	1.8%
Southern California, Public Power Authority, Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	1.7%
California State, GO
5.250%, 09/01/22	1.5%
California State, GO Callable 11/01/20 @ 100
5.000%, 11/01/22	1.5%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 10

fund overview (Unaudited)
September 30, 2014

City National Rochdale Municipal High Income Fund

The Fund seeks to provide a high level of current income that is not subject to federal income tax.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Municipal High Income Fund, Servicing Class Shares, versus the Barclays High Yield Municipal Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	Inception to Date
Servicing Class*(1)^	CNRMX	10.68%
Class N(1)	CNRNX	10.38%
Barclays High Yield Municipal Index	n/a	12.49%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on December 30, 2013.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Mid-Bay Bridge Authority, Ser A, RB Callable 10/01/21 @ 100
7.250%, 10/01/34	1.6%
Texas State, Private Activity Bond Surface Transportation Corp., NTE Mobility Project, RB Callable 12/31/19 @ 100
6.875%, 12/31/39	1.5%
Tarrant County, Cultural Education Facilities Finance Corp., Buckingham Senior Living Community Project, RB Callable 11/15/17 @ 100
5.750%, 11/15/37	1.5%
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB Callable 09/01/24 @ 100
5.000%, 09/01/31	1.4%
Territory of Guam, Ser A, GO Callable 11/15/19 @ 100
7.000%, 11/15/39	1.4%
Kentucky State, Public Transportation Infrastructure Authority, Downtown Crossing Project, RB Callable 07/01/23 @ 100
5.750%, 07/01/49	1.4%
South Carolina State, Public Service Authority, Ser E, RB Callable 12/01/23 @ 100
5.500%, 12/01/53	1.4%
Sanger, Industrial Development Authority, Pellets Project, Ser B, RB, AMT Callable 07/01/22 @ 100
8.000%, 07/01/38	1.4%
Colorado State, Public Energy Authority, RB
6.500%, 11/15/38	1.3%
Public Finance Authority, Las Ventanas Retirement Community Project, RB Callable 10/01/20 @ 102
7.000%, 10/01/42	1.3%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 11

fund overview (Unaudited)
September 30, 2014

City National Rochdale High Yield Bond Fund

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign governments.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale High Yield Bond Fund, Servicing Class Shares, versus the Citigroup High Yield Market Capped Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CHYIX	8.22%	10.36%	11.02%	7.52%
Institutional Class(2)^^†	CNIHX	8.49%	10.61%	11.18%	7.60%
Class N(1)	CHBAX	7.95%	10.06%	10.71%	7.21%
Citigroup High Yield Market Capped Index	n/a	6.79%	10.61%	10.19%	7.82%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on February 2, 2012.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

^^
The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement.

†	Institutional Class Shares’ performance for the period from January 14, 2000 to February 2, 2012 is that of the Servicing Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
GRD Holdings III
10.750%, 06/01/19	2.4%
MDC Partners
6.750%, 04/01/20	2.3%
BreitBurn Energy Partners
7.875%, 04/15/22	2.3%
Central Garden and Pet
8.250%, 03/01/18	2.2%
Opal Acquisition
8.875%, 12/15/21	1.8%
Vector Group
7.750%, 02/15/21	1.8%
Bill Barrett
7.625%, 10/01/19	1.6%
Endeavor Energy Resources
7.000%, 08/15/21	1.6%
Harbinger Group
7.750%, 01/15/22	1.6%
AmeriGas Finance
7.000%, 05/20/22	1.6%

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 12

fund overview (Unaudited)
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund

The Fund seeks current income and, to the extent consistent with this goal, capital appreciation, by investing primarily in fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Intermediate Fixed Income Fund, Institutional Class Shares, versus the Barclays Intermediate U.S. Government/Credit Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N*(1)	RIMCX	3.54%	3.76%	4.25%	3.67%
Institutional Class(2)	CNRIX	3.94%	3.89%	4.33%	3.71%
Barclays Intermediate U.S. Government/Credit Index	n/a	2.20%	2.01%	3.42%	4.05%

*	The graph is based on only Class N Shares; the performance for Institutional Class Shares would be different due to differences in fee structures.

(1)
Shares of the predecessor to the City National Rochdale Intermediate Fixed Income Fund (the “Predecessor Fund”) commenced operations on December 31, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period December 31, 1999 to March 29, 2013 reflect the performance of the Predecessor Fund’s Shares.

(2)
Commenced operations on December 20, 2013. The performance results for Institutional Class Shares of the Fund for the period of December 31, 1999 to March 28, 2013, reflect the performance of the Predecessor Fund’s shares. The performance results for the Institutional Class Shares of the Fund for the period March 29, 2013 to December 19, 2013, reflect the performance of the Class N Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Svenska Handelsbanken, MTN
5.125%, 03/30/20	3.1%
FNMA
5.000%, 03/15/16	2.9%
FNMA
1.625%, 11/27/18	2.8%
Carmax Auto Owner Trust, Ser 2014-2, Cl A3
0.980%, 01/15/19	2.5%
Macquarie Bank, MTN
2.600%, 06/24/19	2.0%
Daimler Finance North America
1.875%, 01/11/18	2.0%
California State, Department of Water Resources, Ser L, RB Callable 05/01/20 @ 100
5.000%, 05/01/21	1.9%
MetLife
6.817%, 08/15/18	1.9%
Rio Tinto Finance USA
3.500%, 03/22/22	1.9%
General Electric Capital, MTN
5.300%, 02/11/21	1.9%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 13

fund overview (Unaudited)
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund

The Fund seeks a high level of current income by investing primarily in fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Fixed Income Opportunities Fund, versus the Credit Suisse Leveraged Loan Index, the Barclays U.S. Aggregate Bond Index and the Barclays U.S. Corporate High Yield Bond Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Class N(1)	RIMOX	6.20%	7.68%	7.36%	7.94%
Credit Suisse Leveraged Loan Index	n/a	4.30%	6.92%	6.67%	8.28%
Barclays U.S. Aggregate Bond Index	n/a	3.96%	2.43%	4.12%	4.64%
Barclays U.S. Corporate High Yield Bond Index	n/a	7.20%	11.09%	10.57%	12.80%

(1)
Shares of the predecessor to the City National Rochdale Fixed Income Opportunities Fund (the “Predecessor Fund”) commenced operations on July 1, 2009. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period December 31, 1999 to March 29, 2013 reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Transamerica #2275	0.8%
Dubai Holding Commercial Operations
6.000%, 02/01/17	0.7%
AXA Equitable Life	0.7%
Digicel Group
8.250%, 09/30/20	0.6%
BT SPE (Acquired 07/06/11, Acquisition Cost $13,916,998)
9.250%, 06/06/16	0.6%
Start CLO
15.231%, 06/09/16	0.5%
Republic of Angola
6.597%, 12/06/20	0.5%
Sea Trucks Group
9.000%, 03/26/18	0.5%
Transamerica #0152	0.4%
Fortescue Metals Group, Cov-Lite Term Loan
3.750%, 06/28/19	0.4%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 14

fund overview (Unaudited)
September 30, 2014

City National Rochdale Multi-Asset Fund

The Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments by investing all or a principal portion of its assets in other mutual funds or exchange-traded funds.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Multi-Asset Fund, Servicing Class Shares, versus the BofA Merrill Lynch 3-Month U.S. Treasury Index and a 40/60 hybrid of the following two indexes: the MSCI World Index and Barclays Intermediate U.S. Government/Credit Bond Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Servicing Class*(1)^	CNIIX	3.94%	5.43%	4.03%	1.86%
Class N(1)	CNIAX	3.67%	5.16%	3.79%	1.61%
BofA Merrill Lynch U.S. 3-Month U.S. Treasury Index	n/a	0.05%	0.07%	0.10%	0.54%
40/60 hybrid of the following two indexes:	n/a	6.18%	8.29%	6.61%	4.05%
MSCI World Index	n/a	12.20%	17.93%	10.86%	2.62%
Barclays Intermediate U.S. Government/Credit Bond Index	n/a	2.20%	2.01%	3.42%	4.29%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on October 1, 2007.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

TOP TEN HOLDINGS
% OF PORTFOLIO
iShares 7-10 Year Treasury Bond ETF	10.7%
SPDR S&P 500 ETF	7.4%
City National Rochdale Corporate Bond Fund, Servicing Class	6.4%
iShares MSCI World ETF	6.0%
Ivy High Income Fund	5.7%
Vanguard FTSE Europe ETF	5.6%
iShares Russell 3000 Index Fund	5.5%
City National Rochdale Limited Maturity Fixed Income Fund, Insitutional Class	4.9%
City National Rochdale Government Bond Fund, Insitutional Class	4.6%
SPDR S&P Dividend	4.6%

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 15

investment adviser’s report (Unaudited)
September 30, 2014

Equity Funds

DIVIDEND & INCOME FUND - RIMHX

The Fund posted a return of -1.72% for Q3, underperforming the S&P 500 Index’s return of 1.13% by 285 basis points. Calendar year to date, as of September 30, 2014, the Fund delivered a return of 5.68%, lagging the benchmark’s 8.34% return by 266 basis points. For the fiscal year ended September 30, 2014, the Fund generated a 12.20% return, underperforming the benchmark’s return of 19.73% by 753 basis points.

During the most recent quarter, the Fund’s exposure to Consumer Staples stocks helped insulate performance against the periods of elevated market volatility. Companies in the portfolio continue to perform well operationally and provided solid guidance, offering confidence in forward looking dividend growth potential. The Fund’s exposure to the REIT segment was a headwind during Q3, as many of these securities declined on the back of global economic uncertainty.

U.S. CORE EQUITY FUND – CNRVX

The Servicing Class Shares of the Fund posted a return of 1.60% for Q3, outpacing the S&P 500 Index’s return of 1.13% by 47 basis points. Calendar year to date, as of September 30, 2014, the Fund delivered a return of 7.33%, 101 basis points behind the Index’s return of 8.34%. For the fiscal year ended September 30, 2014, the Servicing Class Shares of the Fund returned 19.15%, versus 19.73% for the Index.

In terms of performance attribution, the Fund has generally remained positioned with a pro-cyclical orientation throughout the year. Returns outpaced the benchmark in three of the last four quarters. During the most recent quarter, an overweight to stocks at the smaller end of the market capitalization spectrum pressured performance as both mid and small cap stocks lagged their larger cap peers by a wide margin. As of the end of Q3, the Fund was overweight in the Consumer Discretionary, Industrials, and Energy sectors, and underweight Utilities, Telecom, and Consumer Staples companies.

SOCIALLY RESPONSIBLE EQUITY FUND – AHSRX

The Institutional Class Shares of the Fund posted a return of -2.94% for Q3, trailing the MSCI KLD 400 Social Index’s return of 0.68%. Calendar year to date, as of September 30, 2014, the Fund delivered a return of 3.41%, lagging the benchmark’s 7.47% return by 406 basis points. For the fiscal year ended September 30, 2014, the Institutional Class Shares of the Fund has returned 12.46% versus 18.45% for the Index.

Recent underperformance is in large part attributable to the Fund’s significant overweight to the Energy sector as well as a bias towards stocks at the smaller end of the market capitalization range, as both of these factors were particularly challenged during Q3. The strategy generally maintains more of a value orientation than the benchmark, which can cause increased style variability when measuring relative performance. Exposure to the U.S. housing recovery in early to mid-2014 was a tailwind for the Fund. More recently, the Fund’s sensitivity to pro-cyclical positioning across Energy and Industrials companies has been a performance headwind.

EMERGING MARKETS FUND - RIMIX

The Fund posted a return of 0.21% for Q3, outperforming the MSCI Emerging Markets Index’s return of -3.49%. Calendar year to date, as of September 30, 2014, the Fund has delivered a return of 7.91%, outpacing the benchmark’s 2.43% return by 548 basis points. For the fiscal year ended September 30, 2014, the Fund is comfortably ahead of the benchmark, returning 13.96% versus 4.30% for the Index.

Over the last year, the Fund outperformed the benchmark in three out of four quarters, two of which were during negative quarters for the benchmark. The strategy’s downside protection attributes have been instrumental in the outperformance generated since inception. During the most recent quarter, significant overweight to India, the Philippines, and Thailand were particularly additive from a relative return standpoint. Industrial companies and exposure to the Macau gaming sector weighed on performance during Q3, but the manager’s long term views on each area remain constructive.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 16

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Dividend and Income Fund’s, U.S. Core Equity Fund’s, Socially Responsible Equity Fund’s, and Emerging Markets Fund’s investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be lower. The Adviser intends to continue these arrangements at least through January 31, 2015, but there can be no assurance that City National Rochdale, LLC will continue to waive fees.

The Socially Responsible Equity Fund’s investment performance reflects contractual fee waivers in effect. Absent these waivers, total return and yield would be lower. Waivers are in effect until January 31, 2015.

Mutual fund investing involves risk including lose of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. Emerging markets involve heightened risk related to the same factors as well as increased volatility and lower trading volume.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 17

fund overview (Unaudited)
September 30, 2014

City National Rochdale Dividend & Income Fund

The Fund seeks to provide significant income and, as a secondary focus, long-term capital appreciation, by investing primarily in income-generating securities, principally comprised of dividend-paying equity securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Dividend & Income Fund, versus the S&P 500 Index and the 60/25/15 Hybrid of the following 3 Indexes: Dow Jones U.S. Select Dividend Index, BofA ML Core Fixed Rate Preferred Securities Index and MSCI U.S. REIT Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N(1)	RIMHX	12.20%	14.50%	13.33%	8.05%
S&P 500 Index	n/a	19.73%	22.99%	15.70%	8.11%
60/25/15 Hybrid of the following 3 Indexes:	n/a	14.69%	16.30%	14.74%	6.63%
Dow Jones U.S. Select Dividend Index	n/a	15.34%	19.68%	16.81%	7.01%
BofA ML Core Fixed Rate Preferred Securities Index	n/a	13.30%	7.73%	8.49%	2.71%
MSCI U.S. REIT Index	n/a	13.26%	16.62%	15.96%	8.41%

(1)
Shares of the predecessor to the City National Rochdale Dividend & Income Fund (the “Predecessor Fund”) commenced operations on June 1, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period December 31, 1999 to March 29, 2013 reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Lorillard	2.9%
Philip Morris International	2.5%
Johnson & Johnson	2.4%
Chevron	2.1%
Plains All American Pipeline	2.1%
Dr Pepper Snapple Group	2.0%
General Mills	2.0%
Procter & Gamble	1.9%
McDonald's	1.9%
Consolidated Communications Holdings	1.8%

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 18

fund overview (Unaudited)
September 30, 2014

City National Rochdale U.S. Core Equity Fund

The Fund seeks to provide long-term capital appreciation by investing primarily in common stock of large and middle capitalization corporations domiciled in the United States.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale U.S. Core Equity Fund, Servicing Class Shares, versus the S&P 500 Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	Inception to Date
Servicing Class*(1)	CNRVX	19.15%	22.52%
Institutional Class(1)	CNRUX	19.86%	23.27%
Class N(1)	CNRWX	18.80%	22.18%
S&P 500 Index	n/a	19.73%	22.78%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on December 3, 2012.

TOP TEN HOLDINGS
% OF PORTFOLIO
Apple	4.5%
Gilead Sciences	3.1%
Haliburton	3.0%
Celgene	3.0%
CVS Health	2.6%
MasterCard	2.3%
JPMorgan Chase	2.3%
American Express	2.2%
Prudential Financial	2.2%
Google, Cl A	2.1%

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 19

fund overview (Unaudited)
September 30, 2014

City National Rochdale Socially Responsible Equity Fund

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of U.S. issuers that meet certain socially responsible criteria.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Socially Responsible Equity Fund, Institutional Class Shares, versus the MSCI KLD 400 Social Index and the Russell 1000 Value Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Institutional Class*(1)	AHSRX	12.46%	19.06%	12.02%	5.27%
Class N(2)	AHRAX	12.11%	18.74%	11.74%	5.11%
MSCI KLD 400 Social Index	n/a	18.45%	22.81%	15.26%	7.56%
Russell 1000 Value Index	n/a	18.89%	23.93%	15.26%	6.90%

*	The graph is based on only Institutional Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)
Class I Shares of the predecessor to the Institutional Class shares of the Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations on January 3, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of January 3, 2005 to September 29, 2005, reflect the performance of the Predecessor Fund’s Class I Shares.

(2)
Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on August 12, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of August 12, 2005, to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of January 3, 2005 to August 12, 2005, reflect the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Procter & Gamble	2.6%
Verizon Communications	2.6%
PepsiCo	2.5%
American International Group	2.4%
Eaton	2.4%
Baxter International	2.4%
Southwestern Energy	2.3%
BB&T	2.2%
Bank of America	2.1%
DaVita HealthCare Partners	2.1%

*	Excludes Cash Equivalent

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 20

fund overview (Unaudited)
September 30, 2014

City National Rochdale Emerging Markets Fund

The Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies that are operating principally in emerging market countries.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Emerging Markets Fund, versus the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	Inception to Date
Class N(1)	RIMIX	13.96%	17.28%
MSCI Emerging Markets Index	n/a	4.30%	6.61%
MSCI Emerging Markets Asia Index	n/a	9.03%	9.93%

(1)
Shares of the predecessor to the City National Rochdale Emerging Markets Fund (the “Predecessor Fund”) commenced operations on December 14, 2011. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period December 31, 1999 to March 29, 2013 reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Tencent Holdings	3.1%
ICICI Bank	2.7%
Great Wall Motor	2.7%
NagaCorp	2.2%
Sunny Optical Technology Group	2.0%
China Pioneer Pharma Holdings	2.0%
Galaxy Entertainment Group	2.0%
GT Capital Holdings	1.9%
Baidu	1.8%
Megaworld	1.8%

*	Excludes Cash Equivalent

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 21

schedule of investments
September 30, 2014

City National Rochdale Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [72.5%]
FAMC, MTN
0.107%, 10/03/14(A)	$50,000	$49,998
0.200%, 03/06/15	50,000	50,011
0.140%, 05/08/15	50,000	49,993
0.195%, 09/09/15	30,000	29,990
FAMC DN
0.071%, 10/02/14(B)	35,000	35,000
0.045%, 10/07/14	22,000	22,000
0.005%, 10/16/14(B)	13,000	13,000
0.085%, 11/04/14	25,500	25,498
0.120%, 11/25/14(B)	35,000	34,994
0.120%, 01/14/15(B)	11,498	11,494
0.075%, 03/10/15(B)	50,000	49,983
FFCB
0.119%, 10/11/14	58,000	57,988
0.184%, 10/13/14(A)	12,300	12,303
0.174%, 10/23/14(A)	26,500	26,509
0.130%, 06/17/15	88,405	88,384
FHLB
0.106%, 10/08/14(A)	40,000	40,000
0.108%, 10/09/14(A)	40,000	40,000
0.119%, 10/10/14(A)	50,000	50,002
0.106%, 10/14/14(A)	15,000	15,000
0.114%, 10/16/14(A)	50,000	50,002
0.080%, 10/16/14	40,000	40,000
0.103%, 10/19/14(A)	50,000	50,001
0.099%, 10/25/14(A)	25,000	25,000
0.095%, 10/25/14(A)	50,000	49,999
0.080%, 10/27/14	50,000	50,000
0.130%, 10/30/14	50,000	50,000
0.080%, 10/30/14	70,000	70,000
0.070%, 11/20/14	40,000	39,999
0.090%, 01/15/15	40,000	39,997
0.250%, 01/16/15	25,000	25,008
0.090%, 01/16/15	40,000	39,997
0.125%, 01/23/15	45,000	45,001
0.100%, 02/19/15	29,275	29,274
0.090%, 02/19/15	50,000	49,996
0.250%, 02/20/15	14,435	14,440
0.090%, 02/23/15	50,000	49,996
0.110%, 04/07/15	36,700	36,694

Description	Face Amount (000)	Value (000)
0.170%, 07/22/15	$50,000	$49,995
0.125%, 08/07/15	5,650	5,646
FHLB DN
0.031%, 10/01/14(B)	268,000	268,000
0.003%, 10/03/14(B)	176,000	176,000
0.033%, 10/08/14(B)	152,005	152,004
0.070%, 10/10/14(B)	60,000	59,999
0.036%, 10/24/14(B)	200,000	199,995
0.075%, 11/05/14(B)	20,000	19,999
0.065%, 11/19/14(B)	15,160	15,159
0.070%, 12/05/14(B)	30,000	29,996
0.095%, 03/04/15	200,000	199,919
FHLMC
0.144%, 10/16/14(A)	50,000	50,014
0.134%, 10/16/14(A)	50,000	50,007
0.144%, 10/26/14	50,000	50,014
0.320%, 12/03/14	47,004	47,017
FNMA
1.150%, 11/18/14	10,000	10,013
2.625%, 11/20/14	41,749	41,893
0.375%, 03/16/15	84,125	84,218

Total U.S. Government Agency Obligations
(Cost $2,967,439)		2,967,439

U.S. Treasury Obligations [10.0%]
U.S. Treasury Bill
0.000%, 10/02/14(B)	300,000	300,000
U.S. Treasury Notes
0.084%, 10/07/14(A)	80,000	80,009
0.060%, 10/07/14(A)	30,000	29,995

Total U.S. Treasury Obligations
(Cost $410,004)		410,004

Municipal Bonds [9.1%]
California [1.7%]
ABAG Finance Authority for Nonprofit, Miramar Apartments Project, Ser A, RB, FNMA, AMT
0.060%, 10/02/14(A) (C)	15,000	15,000
Anaheim, Housing Authority, Sea Wind Apartments Project, Ser C, RB, FNMA, AMT
0.060%, 10/02/14(A) (C)	6,300	6,300
California Statewide, Communities Development Authority, Fairway Family Apartments Project, Ser PP, RB, FNMA, AMT
0.060%, 10/02/14(A) (C)	8,000	8,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 22

schedule of investments
September 30, 2014

City National Rochdale Government Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles, Community Redevelopment Agency, Hollywood and Vine Apartments Project, Ser A, RB, FNMA, AMT
0.060%, 10/02/14(A) (C)	$28,450	$28,450
Sacramento County, Housing Authority, Ashford Heights Apartments Project, Ser H, RB, FNMA, AMT
0.060%, 10/02/14(A) (C)	9,000	9,000

Total California		66,750

Florida [0.2%]
Duval County, Housing Finance Authority, Camri Green Apartments Project, RB, FNMA, AMT
0.060%, 10/02/14(A) (C)	6,600	6,600

Iowa [0.2%]
Iowa State, Finance Authority, Various Mortgage, Ser D, RB, GNMA/FNMA, AMT
0.060%, 10/02/14(A) (C)	6,600	6,600

New York [6.0%]
New York City, Housing Development Authority, 26th Street Development Project, Ser A, RB, FHLMC
0.050%, 10/02/14(A) (C)	13,500	13,500
New York City, Housing Development Authority, 26th Street Development Project, Ser A, RB, FHLMC, AMT
0.060%, 10/02/14(A) (C)	9,350	9,350
New York State, Housing Finance Agency, 11th Avenue Project, Ser A, RB, FNMA, AMT
0.030%, 10/01/14(A) (C)	29,000	29,000
New York State, Housing Finance Agency, 345 East 94th Street Project, Ser A, RB, FHLMC, AMT
0.040%, 10/01/14(A) (C)	13,300	13,300
New York State, Housing Finance Agency, 360 West 43rd Street Project, Ser A, RB, FNMA, AMT
0.030%, 10/01/14(A) (C)	23,800	23,800

Description	Face Amount (000)	Value (000)
New York State, Housing Finance Agency, 360 West 43rd Street Project, Ser A, RB, FNMA, AMT
0.030%, 10/01/14(A) (C)	$18,100	$18,100
New York State, Housing Finance Agency, 750 6th Avenue Project, Ser A, RB, FNMA, AMT
0.030%, 10/01/14(A) (C)	7,500	7,500
New York State, Housing Finance Agency, East 84th Street Project, Ser A, RB, FNMA, AMT
0.040%, 10/01/14(A) (C)	15,000	15,000
New York State, Housing Finance Agency, RB
0.020%, 10/01/14(A) (C) (D)	72,950	72,950
New York State, Housing Finance Agency, Victory Housing Project, Ser 2004-A, RB, FHLMC, AMT
0.030%, 10/01/14(A) (C)	25,500	25,500
New York State, Housing Finance Agency, West 38th Street Project, Ser A, RB, FNMA, AMT
0.040%, 10/01/14(A) (C)	20,000	20,000

Total New York		248,000

Texas [0.6%]
Houston, Housing Finance, Regency Park Apartments Project, RB, FNMA, AMT
0.070%, 10/01/14(A) (C)	13,495	13,495
Texas State, Department of Housing & Community Affairs, Idlewilde Apartments Project, RB, FNMA, AMT
0.070%, 10/02/14(A) (C)	13,490	13,490

Total Texas		26,985

Washington [0.4%]
Washington State, Housing Finance Commission, Vintage Spokane Project, Ser A, RB, FNMA, AMT
0.080%, 10/02/14(A) (C)	16,295	16,295

Total Municipal Bonds
(Cost $371,230)		371,230

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 23

schedule of investments
September 30, 2014

City National Rochdale Government Money Market Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Repurchase Agreements (E) [5.5%]
Bank of America
0.000%(1), dated 09/30/14, repurchased on 10/01/14, repurchase price $124,000,000 (collateralized by various U.S. Government obligations, par values ranging from $22,200,000 to $34,500,000, 0.170% - 5.250%, 07/22/15 to 09/15/39; with a total market value $126,480,692)	$124,000	$124,000
Goldman Sachs
0.010%, dated 09/30/14, repurchased on 10/01/14, repurchase price $100,000,028 (collateralized by various U.S. Government obligations, par values ranging from $10,220,000 to $56,632,000, 0.625% - 5.625%, 08/26/16 to 07/15/37; with a total market value $102,000,153)	100,000	100,000

Total Repurchase Agreements
(Cost $224,000)		224,000

Short-Term Investment [2.9%]
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.040%**	119,205,888	119,206

Total Short-Term Investment
(Cost $119,206)		119,206

Total Investments [100.0%]
(Cost $4,091,879)		$4,091,879

Percentages are based on Net Assets of $4,092,241 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2014.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2014.

(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(C)	Put and Demand Feature — The date reported is the next reset or put date.

(D)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(E)	Tri-Party Repurchase Agreement.

(1)	Interest rate amounts to less than 0.0001%.

ABAG — Association of Bay Area Governments

AMT — Alternative Minimum Tax (subject to)

DN — Discount Note

FAMC — Federal Agriculture Mortgage Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$2,967,439	$—	$2,967,439
U.S. Treasury Obligations	—	410,004	—	410,004
Municipal Bonds	—	371,230	—	371,230
Repurchase Agreements	—	224,000	—	224,000
Short-Term Investment	119,206	—	—	119,206
Total Investments in Securities	$119,206	$3,972,673	$—	$4,091,879

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 24

schedule of investments
September 30, 2014

City National Rochdale Prime Money Market Fund

Description	Face Amount (000)	Value (000)
Commercial Paper [57.4%]
Banks [30.7%]
ANZ New Zealand International (A)
0.170%, 10/16/14	$20,000	$19,999
Bank of Tokyo-Mitsubishi UFJ NY
0.160%, 11/12/14	10,000	9,998
0.180%, 12/02/14	20,000	19,994
Barclays Bank (A)
0.300%, 11/24/14	15,000	14,993
BPCE (A)
0.170%, 12/04/14	15,000	14,995
Credit Suisse NY
0.320%, 02/24/15	10,000	9,987
Deutsche Bank Financial
0.320%, 01/28/15	10,000	9,989
HSBC USA
0.220%, 02/02/15	9,843	9,836
Korea Development Bank NY
0.220%, 01/28/15	30,000	29,979
Macquarie Bank (A)
0.180%, 11/07/14	10,000	9,998
0.220%, 12/05/14	7,550	7,547
National Australia Funding Delaware (A)
0.200%, 02/02/15	30,000	29,980
Natixis US Finance
0.280%, 02/17/15	10,000	9,989
Societe Generale North America
0.290%, 10/03/14	10,000	10,000
0.200%, 12/11/14	10,000	9,996
Standard Chartered Bank (A)
0.280%, 03/02/15	10,000	9,988
Sumitomo Corp of Americas
0.190%, 10/15/14	25,000	24,998
Sumitomo Mitsui Banking (A)
0.200%, 10/02/14	25,000	25,000
0.200%, 11/26/14	10,000	9,997

Description	Face Amount (000)	Value (000)
Westpac Banking (A)
0.260%, 06/19/15	$35,000	$34,934

Total Banks		322,197

Financial Services [23.4%]
AllianceBernstein (A)
0.150%, 10/06/14	15,000	15,000
0.200%, 10/20/14	20,000	19,998
ASB Finance (A)
0.190%, 12/05/14	10,800	10,796
Caisse Centrale Desjardins (A)
0.120%, 10/27/14	15,000	14,999
0.340%, 08/27/15	15,000	14,953
Collateralized Commercial Paper
0.250%, 10/27/14	15,000	14,997
0.270%, 03/09/15	15,000	14,982
Fortis Funding (A)
0.130%, 10/06/14	20,000	20,000
General Electric Capital
0.190%, 10/29/14	20,000	19,997
0.200%, 01/07/15	15,000	14,992
John Deere Canada ULC (A)
0.080%, 10/10/14	35,000	34,999
Mizuho Funding (A)
0.200%, 10/07/14	15,000	15,000
Toyota Motor Credit
0.210%, 11/24/14	25,000	24,992
0.230%, 03/05/15	10,000	9,990

Total Financial Services		245,695

Medical-HMO [3.3%]
UnitedHealth Group (A)
0.220%, 11/03/14	35,000	34,993

Total Commercial Paper
(Cost $602,885)		602,885

Certificates of Deposit [16.9%]
Banco Del Estado De Chile
0.200%, 11/07/14	20,000	20,000
0.200%, 12/11/14	15,000	15,000
Bank of America
0.200%, 11/04/14	25,000	25,000
Bank of Nova Scotia
0.180%, 12/01/14	35,000	35,000
Citibank
0.220%, 12/24/14	35,000	35,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 25

schedule of investments
September 30, 2014

City National Rochdale Prime Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Fortis Bank
0.440%, 12/12/14	$12,000	$12,004
Mizuho Bank
0.200%, 10/14/14	10,000	10,000
Nordea Bank Finland
0.205%, 10/10/14	10,000	10,000
Norinchukin Bank
0.200%, 11/12/14	15,000	15,000

Total Certificates of Deposit
(Cost $177,004)		177,004

Municipal Bonds [13.6%]
California [6.5%]
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser B, RB
0.030%, 10/01/14(B) (C) (D)	29,000	29,000
Los Angeles, Department of Water & Power, Sub-Ser B-1, RB
0.040%, 10/02/14(C) (D)	25,000	25,000
Southern California, Metropolitan Water District, Ser B-3, RB
0.010%, 10/01/14(C) (D)	15,000	15,000

Total California		69,000

North Carolina [1.5%]
Charlotte, Water and Sewer System, Ser B, RB
0.040%, 10/02/14(C) (D)	15,400	15,400

Ohio [1.7%]
Ohio State, Higher Educational Facility Commission, Cleveland Clinic Project, Ser B-4, RB
0.020%, 10/01/14(C) (D)	17,485	17,485

Description	Face Amount (000)	Value (000)
Texas [3.9%]
Lower Neches Valley, Industrial Development Authority, Exxon Mobil Project, RB
0.020%, 10/01/14(C) (D)	$16,700	$16,700
Lower Neches Valley, Industrial Development Authority, Exxon-Mobil Project, RB
0.020%, 10/01/14(C) (D)	24,102	24,102

Total Texas		40,802

Total Municipal Bonds
(Cost $142,687)		142,687

U.S. Treasury Obligation [1.0%]
U.S. Treasury Note
2.125%, 05/31/15	10,000	10,134

Total U.S. Treasury Obligation
(Cost $10,134)		10,134

Corporate Bond [1.0%]
Petroleum & Fuel Products [1.0%]
ConocoPhillips
4.600%, 01/15/15	10,000	10,121

Total Corporate Bond
(Cost $10,121)		10,121

Repurchase Agreement(E) [0.9%]
Bank of America
0.000%(1), dated 09/30/14, repurchased on 10/01/14, repurchase price $10,000,000 (collateralized by various U.S. Government Agency obligations, par values ranging from $1,816,000 to $8,250,000, 0.000% - 3.250%, 07/15/20 to 06/09/23; with a total market value of $10,200,234)	10,000	10,000

Total Repurchase Agreement
(Cost $10,000)		10,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 26

schedule of investments
September 30, 2014

City National Rochdale Prime Money Market Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment [9.2%]
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**	96,399,228	$96,399

Total Short-Term Investment
(Cost $96,399)		96,399

Total Investments [100.0%]
(Cost $1,049,230)		$1,049,230

Percentages are based on Net Assets of $1,049,308 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2014.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2014, the value of these securities amounted to $358,169 (000), representing 34.1% of the net assets of the Fund.

(B)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2014.

(D)	Tri-Party Repurchase Agreement.

(1)	Interest rate amounts to less than 0.0001%.

Cl — Class

NY — New York

RB — Revenue Bond

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$602,885	$—	$602,885
Certificates of Deposit	—	177,004	—	177,004
Municipal Bonds	—	142,687	—	142,687
U.S. Treasury Obligation	—	10,134	—	10,134
Corporate Bond	—	10,121	—	10,121
Repurchase Agreement	—	10,000	—	10,000
Short-Term Investment	96,399	—	—	96,399
Total Investments in Securities	$96,399	$952,831	$—	$1,049,230

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 27

schedule of investments
September 30, 2014

City National Rochdale California Tax Exempt Money Market Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [78.6%]
California [74.7%]
Bay Area Toll Authority, Ser A-2, RB
0.030%, 10/02/14(A) (B) (C)	$13,500	$13,500
Bay Area Toll Authority, Ser C-1, RB
0.040%, 10/02/14(A) (B) (C)	8,095	8,095
Bay Area Toll Authority, Ser C-2, RB
0.040%, 10/02/14(A) (B) (C)	4,190	4,190
Big Bear Lake California, Ser A, RB, AMT
0.040%, 10/01/14(A) (B) (C)	15,000	15,000
California State, Department of Water Resources, Ser AC, RB, NATL-RE
Pre-Refunded @ 100
5.000%, 12/01/14(D)	1,000	1,008
California State, Department of Water Resources, Ser AC, RB, NATL-RE
Pre-Refunded @ 100
5.000%, 12/01/14(D)	1,000	1,008
California State, Economic Recovery Project, Ser C-4, GO
0.010%, 10/01/14(A) (B) (C)	6,000	6,000
California State, RAN
1.500%, 06/22/15	25,000	25,251
California State, Health Facilities Financing Authority, Adventis Health System Project, Ser A, RB
0.030%, 10/02/14(A) (B) (C)	2,600	2,600

Description	Face Amount (000)	Value (000)
California State, Health Facilities Financing Authority, Adventis Health System Project, Ser B, RB
0.020%, 10/01/14(A) (B) (C)	$2,180	$2,180
California State, Health Facilities Financing Authority, Kaiser Permanente, Ser C, RB
0.030%, 10/01/14(A) (C)	13,245	13,245
California State, Health Facilities Financing Authority, Scripps Health Project, Ser C, RB
0.020%, 10/01/14(A) (B) (C)	8,650	8,650
California State, Health Facilities Financing Authority, Ser K, RB
0.020%, 10/01/14(A) (B) (C)	20,000	20,000
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser B, RB
0.030%, 10/01/14(A) (B) (C)	965	965
California State, Health Facilities Financing Authority, Stanford Hospital Project, Ser B-2, RB
0.130%, 12/03/14(C)	18,550	18,550
California State, Infrastructure & Economic Development Bank, Independent System Operator, Ser A, RB
Pre-Refunded @ 100
5.250%, 02/01/15(D)	1,255	1,276
California State, Infrastructure & Economic Development Bank, Ser A, RB
0.010%, 10/01/14(A) (B) (C)	2,600	2,600
California State, Kindergarten Project, Ser A-1, GO
0.010%, 10/01/14(A) (B) (C)	12,000	12,000
California State, Kindergarten Project, Ser A-2, GO
0.020%, 10/01/14(A) (B) (C)	5,240	5,240
California State, Kindergarten Project, Ser A-3, GO
0.020%, 10/01/14(A) (B) (C)	3,705	3,705
California State, Kindergarten Project, Ser B-2, GO
0.020%, 10/01/14(A) (B) (C)	1,030	1,030
California State, Municipal Finance Authority, Chevron USA Recovery Zone Project, RB
0.020%, 10/01/14(A) (C)	11,000	11,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 28

schedule of investments
September 30, 2014

City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Public Works Board, Ser F, RB
Pre-Refunded @ 100
5.000%, 11/01/14(D)	$1,810	$1,818
California State, Public Works Board, University of California Research Project, Ser L, RB, NATL-RE, ETM
5.250%, 11/01/14	1,000	1,004
California State, Public Works Board, Various University of California Projects, Ser D, RB
Pre-Refunded @ 100
5.000%, 05/01/15(D)	5,800	5,963
California State, Ser 2813, GO
0.100%, 10/02/14(A) (C) (E)	8,000	8,000
California State, Ser A-2, GO
0.020%, 10/01/14(A) (B) (C)	5,300	5,300
California State, Ser A5, GO
0.020%, 10/01/14(A) (B) (C)	12,600	12,600
California State, Ser B-5, RB
0.030%, 10/01/14(B) (C)	21,000	21,000
California State, Ser B-7, GO
0.010%, 10/01/14(A) (B) (C)	10,000	10,000
California State, Sub-Ser A-1, GO
0.020%, 10/01/14(A) (B) (C)	11,500	11,500
California State, Sub-Ser A-2, GO
0.020%, 10/01/14(A) (B) (C)	1,500	1,500
California Statewide, Communities Development Authority, Kaiser Permanente Project, Ser B, RB
0.030%, 10/01/14(A) (C)	3,700	3,700
California Statewide, Communities Development Authority, Kaiser Permanente Project, Ser D, RB
0.040%, 10/01/14(A) (C)	5,000	5,000
California Statewide, Communities Development Authority, Masters College Project, Ser A, RB
0.040%, 10/02/14(A) (B) (C)	3,000	3,000
California Statewide, Communities Development Authority, RB, AMT
0.110%, 10/01/14(A) (B) (C)	300	300
California Statewide, Communities Development Authority, Ser A, RB, AMT
0.110%, 10/01/14(A) (B) (C)	670	670

Description	Face Amount (000)	Value (000)
Deutsche Bank Spears, RB, AMBAC, AMT
0.120%, 10/02/14(A) (C) (E)	$35,000	$35,000
Deutsche Bank Spears, Ser DBE-1270, RB
0.130%, 10/02/14(A) (C) (E)	3,750	3,750
Deutsche Bank Spears, Ser DBE-1364, GO
0.120%, 10/02/14(A) (C) (E)	13,120	13,120
Deutsche Bank Spears, Ser DBE-1455, GO, NATL-RE
0.130%, 10/02/14(C) (E)	860	860
Eastern Municipal Water District, Ser A, RB
0.050%, 10/02/14(A) (C)	7,500	7,500
Eastern Municipal Water District, Ser C, COP
0.030%, 10/01/14(A) (C)	8,475	8,475
Eastern Municipal Water District, Ser D, COP
0.030%, 10/01/14(A) (C)	14,000	14,000
Elsinore Valley, Municipal Water District, Ser A, COP
0.040%, 10/01/14(A) (B) (C)	3,140	3,140
Elsinore Valley, Municipal Water District, Ser B, COP
0.040%, 10/01/14(A) (B) (C)	9,200	9,200
Irvine Ranch, Water District, SAB
0.040%, 10/02/14(A) (B) (C)	4,600	4,600
Irvine Ranch, Water District, Ser A, SAB
0.020%, 10/01/14(A) (B) (C)	9,700	9,700
Irvine Ranch, Water District, Ser B, SAB
0.020%, 10/01/14(A) (B) (C)	1,290	1,290
JPMorgan Chase Putters, Ser 4470Z, GO, NATL-RE-IBC
0.080%, 10/02/14(C) (E)	2,500	2,500
JPMorgan Chase Putters, Ser 4476Z, GO
0.050%, 10/02/14(C) (E)	5,000	5,000
Los Angeles County Schools, Ser A-1, TRAN
1.500%, 06/01/15	3,000	3,027
Los Angeles County, GO
1.500%, 06/30/15	5,400	5,456
Los Angeles Department of Water & Power, Sub-Ser A-1, RB
0.050%, 10/02/14(A) (C)	10,000	10,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 29

schedule of investments
September 30, 2014

City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles, Department of Water & Power, Sub-Ser B-1, RB
0.040%, 10/02/14(A) (C)	$7,350	$7,350
Los Angeles, Department of Water & Power, Sub-Ser B-1, RB
0.030%, 10/02/14(A) (C)	19,000	19,000
Los Angeles, Department of Water & Power, Sub-Ser B-2, RB
0.020%, 10/01/14(A) (C)	6,700	6,700
Los Angeles, Department of Water & Power, Sub-Ser B-6, RB
0.020%, 10/01/14(A) (C)	21,300	21,300
Los Angeles, Wastewater System Revenue, Ser A, RB, NATL-RE
Pre-Refunded @ 100
4.750%, 06/01/15(D)	1,780	1,835
Metropolitan Water District of Southern California, Ser A-1, RB
0.060%, 10/02/14(C)	10,000	10,000
Metropolitan Water District of Southern California, Ser A-2, RB
0.050%, 10/02/14(A) (C)	11,000	11,000
Metropolitan Water District of Southern California, Ser A-3, RB
0.060%, 10/02/14(C)	11,000	11,000
Metropolitan Water District of Southern California, Ser D, RB
0.040%, 10/02/14(A) (C)	5,800	5,800
Mount San Antonio, Community College District, GO, ETM
0.297%, 05/01/15(F)	4,165	4,158
Ohlone Community College District, Ser B, GO, AGM
Pre-Refunded @ 100
5.000%, 08/01/15(D)	1,000	1,041
Orange County, Apartment Development Authority, Riverbend Apartments Project, Ser B, RB
0.050%, 10/02/14(A) (C)	10,000	10,000
Orange County, Water District Authority, Ser A, COP
0.040%, 10/01/14(A) (B) (C)	25,350	25,350

Description	Face Amount (000)	Value (000)
Riverside County, RAN
1.500%, 06/30/15	$10,000	$10,103
Riverside County, Public Facilities Authority, Ser C, COP
0.020%, 10/01/14(A) (B) (C)	3,200	3,200
Riverside County, Water Authority, Ser A, RB
0.060%, 10/02/14(A) (C)	17,000	17,000
Sacramento County, Sanitation District Financing Authority, Ser A, RB
5.000%, 12/01/14	2,725	2,747
San Diego County, Regional Transportation Commission, Ser B, RB
0.040%, 10/02/14(A) (C)	6,930	6,930
San Diego County, Regional Transportation Commission, Ser D, RB
0.040%, 10/02/14(A) (C)	12,540	12,540
San Diego, Community College District, Election 2002, GO, AGM
Pre-Refunded @ 100
5.000%, 05/01/15(D)	1,765	1,815
San Francisco City & County, Airports Commission, Ser 37C, RB
0.020%, 10/01/14(A) (B) (C)	15,900	15,900
San Francisco City & County, Finance Authority, Moscone Center Project, Ser 2008-1, RB
0.040%, 10/02/14(A) (B) (C)	2,730	2,730
San Mateo, Unified High School District, GO, ETM
0.190%, 02/15/15(F)	1,000	999
Santa Clara Valley, Transportation Authority, Ser D, RB
0.040%, 10/02/14(A) (C)	18,000	18,000
Southern California, Public Power Authority, Magnolia Power Project, Ser A-1, RB
0.030%, 10/01/14(A) (B) (C)	11,045	11,045
Southern California, Public Power Authority, Southern Transmission Project, Ser A, RB, AGM
0.050%, 10/01/14(A) (C)	15,000	15,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 30

schedule of investments
September 30, 2014

City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
University of California, Regents Medical Center, Ser B-1, RB
0.010%, 10/01/14(A) (C)	$3,320	$3,320
University of California, Ser AL-2, RB
0.030%, 10/02/14(A) (C)	5,000	5,000
Ventura County, TRAN
1.500%, 07/01/15	5,000	5,051
Ventura County, Public Financing Authority, Ser 2008-3380X, RB
0.080%, 10/02/14(A) (C) (E)	4,225	4,225
Ventura County, Public Financing Authority, Ser 2008-3381X, RB
0.080%, 10/02/14(A) (C) (E)	2,265	2,265

Total California		677,470

Colorado [0.7%]
Colorado State, Housing & Finance Authority, RB
0.040%, 10/01/14(A) (C)	3,300	3,300
Colorado State, Housing & Finance Authority, Ser B-3, RB
0.040%, 10/01/14(A) (C)	3,200	3,200

Total Colorado		6,500

Florida [0.5%]
Jacksonville, Ser A, RB
0.050%, 10/02/14(A) (C)	4,135	4,135

Iowa [0.2%]
Iowa State, Finance Authority, Ser C, RB, GNMA/FNMA, AMT
0.080%, 10/02/14(A) (C)	1,500	1,500

Utah [1.7%]
Utah Housing, Ser A-1, RB, AMT
0.080%, 10/01/14(A) (C)	3,895	3,895
Utah Housing, Ser B, RB, AMT
0.080%, 10/01/14(A) (C)	3,395	3,395
Utah Housing, Ser G-2, RB, AMT
0.080%, 10/01/14(A) (C)	8,040	8,040

Total Utah		15,330

Description	Face Amount (000)	Value (000)
Washington [0.1%]
Washington State, Housing Finance Commission, LTC Properties Inc. Project, RB
0.080%, 10/02/14	$1,300	$1,300

Wyoming [0.7%]
Wyoming Community Development Authority, Ser 11, RB, AMT
0.070%, 10/02/14(A) (C)	6,000	6,000

Total Municipal Bonds
(Cost $712,235)		712,235

Commercial Paper [16.5%]
California [16.5%]
California State, Ser A-2
0.070%, 11/04/14	10,000	10,000
California State, Ser A-6
0.060%, 10/03/14	5,000	5,000
California State, Department of Water Resources
0.070%, 10/16/14	1,001	1,001
0.070%, 11/12/14	26,701	26,701
California State, Educational Facilities Authority
0.130%, 10/16/14	25,000	25,000
Sacramento, Municipal Utility District
0.080%, 12/08/14	10,500	10,500
San Diego, Water Authority
0.070%, 10/03/14	15,000	15,000
0.080%, 12/04/14	12,100	12,100
San Francisco City & County
0.070%, 10/08/14	15,000	15,000
0.080%, 11/05/14	15,245	15,245
Santa Clara Valley, Water District
0.080%, 11/25/14	13,865	13,865

Total California		149,412

Total Commercial Paper
(Cost $149,412)		149,412

Total Investments [95.1%]
(Cost $861,647)		$861,647

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 31

schedule of investments
September 30, 2014

City National Rochdale California Tax Exempt Money Market Fund (concluded)

Percentages are based on Net Assets of $906,342 (000).

(A)	Put and Demand Feature — The date reported is the next reset or put date.

(B)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2014.

(D)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(E)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2014, the value of these securities amounted to $74,720 (000), representing 8.2% of the net assets of the Fund.

(F)	Zero coupon security. The rate reported is the effective yield at time of purchase.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

AMT — Alternative Minimum Tax (subject to)

COP — Certificate of Participation

ETM — Escrowed to Maturity

FNMA — Federal National Mortgage Association

GO — General Obligation

NATL-RE — National Public Finance Guarantee Corporation

RAN — Revenue Anticipation Note

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

TRAN — Tax and Revenue Anticipation Note

As of September 30, 2014, all of the Fund’s investments are Level 2 in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 32

schedule of investments
September 30, 2014

City National Rochdale Limited Maturity Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [49.5%]
Banks [23.9%]
Bank of America, MTN
6.400%, 08/28/17	$940	$1,057
Barclays Bank, MTN
2.989%, 01/10/14(A)	545	545
Citigroup
1.934%, 05/15/18(A)	805	838
Deutsche Bank
3.250%, 01/11/16	900	928
Goldman Sachs Group
6.150%, 04/01/18	730	823
Korea Development Bank
3.250%, 03/09/16	575	592
Morgan Stanley, MTN
5.950%, 12/28/17	745	834
Wachovia
5.750%, 06/15/17	860	958
Wells Fargo
2.125%, 04/22/19	40	39

Total Banks		6,614

Diversified Operations [3.6%]
Glencore Funding
1.700%, 05/27/16(B)	1,000	1,007

Financial Services [6.6%]
Daimler Finance North America
1.450%, 08/01/16(B)	850	856
General Electric Capital, MTN
2.950%, 05/09/16	950	983

Total Financial Services		1,839

Description	Face Amount (000)	Value (000)
Oil, Gas & Consumable Fuels [3.6%]
ConocoPhillips Canada Funding I
5.625%, 10/15/16	$900	$989

Petroleum & Fuel Products [3.5%]
Occidental Petroleum
1.750%, 02/15/17	940	952

Telephones & Telecommunications [8.3%]
America Movil
1.235%, 03/12/14(A)	1,000	1,011
AT&T
2.400%, 08/15/16	1,000	1,024
Verizon Communications
1.764%, 03/17/14(A)	250	256

Total Telephones & Telecommunications		2,291

Total Corporate Bonds
(Cost $13,626)		13,692

U.S. Government Agency Obligations [26.1%]
Farmer Mac Guaranteed Notes Trust 2007-1
5.125%, 04/19/17(B)	1,000	1,101
FFCB
0.290%, 01/21/16	830	828
0.204%, 07/17/14	395	395
FNMA
5.000%, 03/15/16	980	1,045
1.375%, 11/15/16	800	812
1.000%, 09/27/17	900	896
0.500%, 03/30/16	1,200	1,201
0.174%, 01/16/14(A)	940	941

Total U.S. Government Agency Obligations
(Cost $7,225)		7,219

U.S. Treasury Obligations [8.7%]
U.S. Treasury Notes
3.125%, 10/31/16	625	657
1.875%, 08/31/17	820	839
1.000%, 08/31/16	900	907

Total U.S. Treasury Obligations
(Cost $2,405)		2,403

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 33

schedule of investments
September 30, 2014

City National Rochdale Limited Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Municipal Bonds [5.9%]
California [2.5%]
Southern California Public Power Authority, Sub-Ser B, AGM, ETM
6.930%, 05/15/17	$595	$681

Florida [3.4%]
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	930	934

Total Municipal Bonds
(Cost $1,595)		1,615

U.S. Government Mortgage-Backed Obligations [4.0%]
FHLMC, Pool G12806
5.500%, 09/01/22	51	56
FHLMC, Pool G18247
5.000%, 04/01/23	31	33
FHLMC, Pool G18251
5.000%, 05/01/23	48	52
FHLMC, Pool G18321
4.500%, 08/01/24	25	27
FHLMC, Pool J04241
5.500%, 01/01/22	25	27
FHLMC, Pool J04459
5.000%, 03/01/22	27	29
FHLMC, Pool J04508
5.000%, 03/01/22	15	15
FHLMC, Pool J07575
5.000%, 04/01/23	23	25
FHLMC REMIC, Ser 2011-3877, Cl ND, Pool FHR 3877 ND
3.000%, 02/15/25	401	415
FNMA, Pool 837196
5.500%, 02/01/21	54	58
FNMA, Pool 933915
4.500%, 06/01/23	31	33
FNMA, Pool 961783
4.500%, 02/01/23	47	51
FNMA, Ser 2010-39, Cl PD, Pool FNR 2010-39 PD
3.000%, 06/25/38	285	291

Total U.S. Government Mortgage-Backed Obligations
(Cost $1,063)		1,112

Description	Face Amount (000)/Shares	Value (000)
Sovereign Debt [3.5%]
Province of Ontario, Canada
1.600%, 09/21/16	$950	$965

Total Sovereign Debt
(Cost $959)		965

Asset-Backed Security [1.2%]
Hyundai Auto Receivables Trust, Ser 2013-B, Cl A2
0.530%, 03/15/16	341	341

Total Asset-Backed Security
(Cost $341)		341

Short-Term Investments [0.6%]
City National Rochdale Government Money Market Fund, 0.010%** ‡	87,759	88
SEI Daily Income Trust Government Fund, Cl A, 0.020%**	87,759	88

Total Short-Term Investments
(Cost $176)		176

Total Investments [99.5%]
(Cost $27,390)		$27,523

Percentages are based on Net Assets of $27,655 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2014.

‡	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2014.

(B)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2014, the value of these securities amounted to $2,964 (000), representing 10.7% of the net assets of the Fund.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 34

schedule of investments
September 30, 2014

City National Rochdale Limited Maturity Fixed Income Fund (concluded)

AGM — Assured Guarantee Municipal

Cl — Class

ETM — Escrowed to Maturity

FFCB — Federal Farm Credit Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$13,692	$—	$13,692
U.S. Government Agency Obligations	—	7,219	—	7,219
U.S. Treasury Obligations	—	2,403	—	2,403
Municipal Bonds	—	1,615	—	1,615
U.S. Government Mortgage-Backed Obligations	—	1,112	—	1,112
Sovereign Debt	—	965	—	965
Asset-Backed Security	—	341	—	341
Short-Term Investments	176	—	—	176
Total Investments in Securities	$176	$27,347	$—	$27,523

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 35

schedule of investments
September 30, 2014

City National Rochdale Government Bond Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [64.2%]
Egypt Government AID Bond
4.450%, 09/15/15	$3,000	$3,119
FFCB
0.290%, 01/21/16	5,250	5,235
0.239%, 10/26/14(A)	10,000	10,004
FHLB
1.150%, 07/25/18	1,520	1,491
1.000%, 06/09/17	6,675	6,682
FHLMC
1.250%, 05/12/17	2,350	2,366
1.000%, 06/29/17	4,000	3,994
1.000%, 09/29/17	4,130	4,111
FNMA
5.000%, 03/15/16	5,475	5,839
5.000%, 02/13/17	5,200	5,704
4.875%, 12/15/16	5,000	5,454
2.430%, 10/09/19(B)	5,805	5,149
2.375%, 04/11/16	5,000	5,147
1.875%, 02/19/19	445	446
1.625%, 11/27/18	5,000	4,990
1.000%, 10/16/17	7,000	6,925
0.875%, 02/08/18	5,500	5,412
0.875%, 05/21/18	4,500	4,407
0.625%, 08/26/16	4,805	4,808
0.174%, 10/15/14(A)	10,000	10,006
Tennessee Valley Authority, Ser E
6.250%, 12/15/17	8,000	9,235

Total U.S. Government Agency Obligations
(Cost $110,371)		110,524

U.S. Treasury Obligations [31.1%]
U.S. Treasury Bonds
2.625%, 02/29/16	5,000	5,163
2.195%, 11/15/21(B)	6,100	5,179
U.S. Treasury Notes
3.250%, 05/31/16	5,000	5,232
3.250%, 03/31/17	5,000	5,294
3.000%, 02/28/17	2,415	2,540
2.875%, 03/31/18	5,000	5,262

Description	Face Amount (000)/Shares	Value (000)
2.750%, 02/28/18	$5,000	$5,241
2.375%, 07/31/17	5,000	5,186
2.000%, 11/30/20	5,000	4,973
1.375%, 09/30/18	5,000	4,969
0.875%, 02/28/17	4,500	4,505

Total U.S. Treasury Obligations
(Cost $53,711)		53,544

U.S. Government Mortgage-Backed Obligations [1.7%]
FHLMC REMIC, Ser 2011-3877, Cl ND
3.000%, 02/15/25	1,592	1,646
FNMA ARM, Pool 766620
2.419%, 10/01/14(A)	207	224
FNMA REMIC, Ser 2011-144, Cl CE
1.250%, 06/25/35	611	613
GNMA, Pool 329656
8.000%, 08/15/22	5	5
GNMA, Pool 376533
7.500%, 06/15/24	1	1
GNMA, Pool 398660
7.500%, 05/15/26	2	2
GNMA, Pool 497411
6.000%, 01/15/29	4	5
GNMA, Pool 571376
7.000%, 12/15/16	2	2
GNMA, Pool 584992
7.500%, 04/15/32	28	31
GNMA ARM, Pool G2 81318
1.625%, 10/01/14(A)	264	275
GNMA ARM, Pool G2 81447
1.625%, 10/01/14(A)	55	57

Total U.S. Government Mortgage-Backed Obligations
(Cost $2,772)		2,861

Short-Term Investments [2.7%]
City National Rochdale Government Money Market Fund, 0.010%** ‡	2,370,953	2,371
SEI Daily Income Trust Government Fund, Cl A, 0.020%**	2,370,953	2,371

Total Short-Term Investments
(Cost $4,742)		4,742

Total Investments [99.7%]
(Cost $171,596)		$171,671

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 36

schedule of investments
September 30, 2014

City National Rochdale Government Bond Fund (concluded)

Percentages are based on Net Assets of $172,234 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2014.

‡	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2014.

(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$110,524	$—	$110,524
U.S. Treasury Obligations	—	53,544	—	53,544
U.S. Government Mortgage-Backed Obligations	—	2,861	—	2,861
Short-Term Investments	4,742	—	—	4,742
Total Investments in Securities	$4,742	$166,929	$—	$171,671

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 37

schedule of investments
September 30, 2014

City National Rochdale Corporate Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [88.9%]
Banks [13.3%]
Bank of America, MTN
6.400%, 08/28/17	$400	$450
Barclays Bank, MTN
2.989%, 10/10/14(A)	1,950	1,949
Citigroup
5.850%, 08/02/16	980	1,060
5.500%, 02/15/17	250	271
Countrywide Financial
6.250%, 05/15/16	1,200	1,294
Fifth Third Bank
1.150%, 11/18/16	3,060	3,061
HSBC Finance
5.250%, 04/15/15	1,250	1,282
JPMorgan Chase
6.300%, 04/23/19	2,000	2,320
6.000%, 01/15/18	405	456
Morgan Stanley, MTN
5.950%, 12/28/17	465	521
National Australia Bank, MTN
2.750%, 03/09/17	480	497
Nordea Bank
2.375%, 04/04/19(B)	1,500	1,501
UBS, MTN
5.875%, 12/20/17	2,000	2,252
Wells Fargo Bank
5.750%, 05/16/16	2,400	2,586

Total Banks		19,500

Description	Face Amount (000)	Value (000)
Broadcasting & Cable [1.5%]
Time Warner Cable
5.000%, 02/01/20	$2,000	$2,222

Coatings/Paint [1.0%]
Sherwin-Williams
3.125%, 12/15/14	1,450	1,459

Computers-Memory Devices [0.7%]
NetApp
2.000%, 12/15/17	1,000	1,005

Diversified Metals & Mining [1.7%]
Rio Tinto
2.250%, 09/20/16	2,500	2,559

Diversified Minerals [3.3%]
BHP Billiton
5.250%, 12/15/15	2,377	2,510
Teck Resources
3.150%, 01/15/17	1,250	1,289
2.500%, 02/01/18	1,000	1,001

Total Diversified Minerals		4,800

Diversified Operations [2.5%]
Glencore Funding
1.700%, 05/27/16(B)	1,500	1,510
Siemens Finc
5.750%, 10/17/16(B)	2,000	2,192

Total Diversified Operations		3,702

Drugs [2.4%]
AbbVie
1.200%, 11/06/15	1,000	1,004
Wyeth
5.500%, 02/15/16	2,000	2,134
5.450%, 04/01/17	330	365

Total Drugs		3,503

Electric Utilities [3.2%]
American Electric Power
1.650%, 12/15/17	1,000	1,000
Commonwealth Edison
6.950%, 07/15/18	1,000	1,165
Exelon
4.900%, 06/15/15	1,138	1,171

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 38

schedule of investments
September 30, 2014

City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Exelon Generation
6.200%, 10/01/17	$1,200	$1,349

Total Electric Utilities		4,685

Financial Services [18.0%]
American Honda Finance
1.600%, 02/16/18(B)	1,900	1,893
Caisse Centrale Desjardins du Quebec
2.650%, 09/16/15(B)	3,000	3,063
Daimler Finance North America
2.250%, 07/31/19(B)	2,900	2,878
Ford Motor Credit
8.000%, 12/15/16	1,000	1,138
2.375%, 01/16/18	1,000	1,009
General Electric Capital, MTN
5.300%, 02/11/21	2,500	2,817
2.950%, 05/09/16	50	52
Harley Davidson Funding
6.800%, 06/15/18(B)	2,500	2,919
Harley-Davidson Financial Services, MTN
3.875%, 03/15/16(B)	1,000	1,042
Nissan Motor Acceptance, MTN
1.950%, 09/12/17(B)	2,000	2,020
PACCAR Financial, MTN
0.800%, 02/08/16	1,500	1,504
Toyota Motor Credit, MTN
2.050%, 01/12/17	2,000	2,045
VW Credit, MTN
1.875%, 10/13/16	3,000	3,049
Western Union
5.930%, 10/01/16	1,000	1,090

Total Financial Services		26,519

Food, Beverage & Tobacco [0.7%]
Dr Pepper Snapple Group
2.900%, 01/15/16	1,000	1,027

Home Decoration Products [0.4%]
Newell Rubbermaid
2.000%, 06/15/15	500	505

Insurance [5.3%]
Aflac
8.500%, 05/15/19	1,100	1,392
Berkshire Hathaway
2.100%, 08/14/19	2,000	1,989

Description	Face Amount (000)	Value (000)
Genworth Financial
7.700%, 06/15/20	$1,400	$1,679
Metropolitan Life Global Funding I, MTN
1.875%, 06/22/18(B)	2,700	2,686

Total Insurance		7,746

Investment Banker/Broker Dealer [7.5%]
Deutsche Bank
1.400%, 02/13/17	2,500	2,499
Goldman Sachs Group
5.625%, 01/15/17	1,700	1,846
2.625%, 01/31/19	500	499
Jefferies Group
8.500%, 07/15/19	1,370	1,693
Macquarie Group
6.000%, 01/14/20(B)	2,000	2,244
Morgan Stanley, MTN
6.250%, 08/28/17	2,000	2,247

Total Investment Banker/Broker Dealer		11,028

Medical Products & Services [1.7%]
Genentech
4.750%, 07/15/15	2,500	2,585

Medical-HMO [1.0%]
UnitedHealth Group
1.625%, 03/15/19	1,500	1,468

Petroleum & Fuel Products [9.6%]
BP Capital Markets
1.375%, 05/10/18	2,800	2,750
Kinder Morgan Energy Partners
6.000%, 02/01/17	1,000	1,099
Plains Exploration & Production
6.125%, 06/15/19	1,300	1,423
Shell International Finance
3.250%, 09/22/15	2,500	2,569
Sunoco Logistics Partners Operations
4.650%, 02/15/22	1,300	1,383
Total Capital International
1.550%, 06/28/17	425	428
1.500%, 02/17/17	2,980	3,006
Transocean
6.500%, 11/15/20	1,250	1,328

Total Petroleum & Fuel Products		13,986

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 39

schedule of investments
September 30, 2014

City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Real Estate Investment Trusts [4.8%]
American Tower
7.250%, 05/15/19	$1,200	$1,432
HCP
5.625%, 05/01/17	1,000	1,100
Health Care REIT
4.700%, 09/15/17	1,000	1,086
Kimco Realty
6.875%, 10/01/19	1,080	1,283
Simon Property Group
6.100%, 05/01/16	2,000	2,142

Total Real Estate Investment Trusts		7,043

Regional Authority [0.9%]
Province of Ontario, Canada
1.600%, 09/21/16	1,360	1,382

Retail [4.0%]
AutoZone
4.000%, 11/15/20	1,400	1,484
CVS Health
2.250%, 08/12/19	1,000	990
Lowe’s
6.100%, 09/15/17	3,000	3,395

Total Retail		5,869

Telephones & Telecommunications [4.5%]
America Movil
5.000%, 03/30/20	2,600	2,845
AT&T
2.950%, 05/15/16	2,600	2,685
Telefonica Emisiones SAU
6.421%, 06/20/16	1,000	1,087

Total Telephones & Telecommunications		6,617

Trucking & Leasing [0.9%]
Penske Truck Leasing
3.750%, 05/11/17(B)	750	788
3.125%, 05/11/15(B)	500	507

Total Trucking & Leasing		1,295

Total Corporate Bonds
(Cost $128,608)		130,505

Description	Face Amount (000)/Shares	Value (000)
Municipal Bonds [3.0%]
California [0.2%]
California State, GO
5.700%, 11/01/21	$185	$217

Florida [2.8%]
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	4,130	4,150

Total Municipal Bonds
(Cost $4,317)		4,367

Unaffiliated Registered Investment Company [2.0%]
Ivy High Income Fund	343,249	2,918

Total Unaffiliated Registered Investment Company
(Cost $3,000)		2,918

Sovereign Debt [1.7%]
Petroleum & Fuel Products [1.7%]
Korea National Oil
2.875%, 11/09/15(B)	1,000	1,020
2.750%, 01/23/19	1,500	1,516

Total Petroleum & Fuel Products		2,536

Total Sovereign Debt
(Cost $2,520)		2,536

Asset-Backed Security [0.4%]
Hyundai Auto Receivables Trust, Ser 2013-B, Cl A2
0.530%, 03/15/16	512	512

Total Asset-Backed Security
(Cost $512)		512

U.S. Government Mortgage-Backed Obligation [0.0%]
FNMA REMIC, Ser 2002-56, Cl MC
5.500%, 09/25/17	68	70

Total U.S. Government Mortgage-Backed Obligation
(Cost $67)		70

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 40

schedule of investments
September 30, 2014

City National Rochdale Corporate Bond Fund (concluded)

Description	Shares	Value (000)
Short-Term Investments [3.0%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010%** ‡	2,221,463	$2,222
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**	2,221,463	2,222

Total Short-Term Investments
(Cost $4,444)		4,444

Total Investments [99.0%]
(Cost $143,468)		$145,352

Percentages are based on Net Assets of $146,774 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2014.

‡	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2014.

(B)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2014, the value of these securities amounted to $26,264 (000), representing 17.9% of the net assets of the Fund.

Cl — Class

FNMA — Federal National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$130,505	$—	$130,505
Municipal Bonds	—	4,367	—	4,367
Registered Investment Company	2,918	—	—	2,918
Sovereign Debt	—	2,536	—	2,536
Asset-Backed Security	—	512	—	512
U.S. Government Mortgage-Backed Obligation	—	70	—	70
Short-Term Investments	4,444	—	—	4,444
Total Investments in Securities	$7,362	$137,990	$—	$145,352

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 41

schedule of investments
September 30, 2014

City National Rochdale California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [96.7%]
California [92.7%]
Beverly Hills, Community Facilities District, Ser 2002-A
4.000%, 09/01/22	$250	$275
Brea, Redevelopment Agency, Redevelopment Project AB, TA
5.000%, 08/01/20	500	592
California State, Department of Water Resources, Ser F-3, RB
Callable 05/01/18 @ 100
4.375%, 05/01/20	200	225
California State, Economic Recovery Authority, Ser A, GO
Callable 07/01/19 @ 100
5.000%, 07/01/20	1,000	1,179
California State, GO
Callable 03/01/15 @ 100
5.000%, 03/01/16	1,500	1,528
California State, GO
4.000%, 02/01/18	1,000	1,105
California State, GO
4.000%, 02/01/19	1,000	1,122
California State, GO
5.000%, 11/01/19	1,000	1,182
California State, GO
5.000%, 09/01/20	1,000	1,193
California State, GO
5.000%, 09/01/21	1,200	1,445
California State, GO
5.000%, 12/01/21	1,000	1,207
California State, GO
5.250%, 09/01/22	1,000	1,227

Description	Face Amount (000)	Value (000)
California State, GO
Callable 11/01/20 @ 100
5.000%, 11/01/22	$1,025	$1,216
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/26	1,000	1,193
California State, GO
Callable 06/01/19 @ 100
3.000%, 12/01/32(A)	1,000	1,068
California State, Health Facilities Financing Authority, Catholic Healthcare, Ser A, RB
Callable 03/01/21 @ 100
5.250%, 03/01/22	265	317
California State, Health Facilities Financing Authority, Cedars-Sinai Medical Center, RB
5.000%, 08/15/17	750	840
California State, Health Facilities Financing Authority, City of Hope, Ser A, RB
5.000%, 11/15/17	375	422
California State, Health Facilities Financing Authority, Memorial Health Services Corp, Ser A, RB
5.000%, 10/01/15	450	472
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser B, RB
5.000%, 07/01/43(A)	175	198
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser D, RB
5.000%, 07/01/43(A)	500	591
California State, Health Facilities Financing Authority, Sutter Health, Ser A, RB
5.500%, 08/15/17	500	569
California State, Health Facilities Financing Authority, Sutter Health, Ser A, RB
5.500%, 08/15/18	125	146
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
4.000%, 09/01/17	500	546

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 42

schedule of investments
September 30, 2014

City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
5.000%, 09/01/22	$1,000	$1,201
California State, Public Works Board, Department of Corrections-Administration Project, Ser A, RB, AMBAC
Callable 11/03/14 @ 100
5.250%, 03/01/18	155	156
California State, Public Works Board, Department of Corrections-State Prisons, Ser A, RB, AMBAC
5.000%, 12/01/19	850	944
California State, Public Works Board, Judicial Council, Ser B, RB
5.000%, 10/01/23	475	574
California State, Public Works Board, State Prisons, Ser C, RB
5.000%, 10/01/16	1,000	1,090
California State, Public Works Board, Various Capital Projects, Ser A, RB
4.000%, 04/01/17	500	541
California State, Public Works Board, Various Capital Projects, Ser G-1, RB
Callable 10/01/19 @ 100
5.250%, 10/01/23	250	291
California State, Ser A5, GO
Callable 10/01/14 @ 100
0.030%, 05/01/34(A) (B)	1,000	1,000
California State, Ser E, GO
Callable 06/01/18 @ 100
0.937%, 12/01/29(A)	1,000	1,015
California Statewide, Communities Development Authority, Kaiser Permanente, Ser A, RB
5.000%, 04/01/19	850	990
California Statewide, Communities Development Authority, Kaiser Permanente, Ser B, RB
Callable 02/01/17 @ 100
0.990%, 04/01/52(A)	2,000	2,003

Description	Face Amount (000)	Value (000)
California Statewide, Communities Development Authority, Sutter Health, Ser A, RB
5.000%, 08/15/18	$200	$230
Carlsbad, Public Financing Authority, Municipal Golf Course Project, Ser A, RB, AMBAC
4.500%, 09/01/16	350	372
Chula Vista, Elementary School District, School Building Project, Ser A, COP, AGM
5.000%, 09/01/22	1,000	1,181
Chula Vista, Police Facility Project, COP
5.000%, 10/01/21	360	431
El Dorado, Irrigation District, Ser A, RB, AGM
4.500%, 03/01/19	500	566
Encinitas Unified School District, GO, NATL-RE
0.790%, 08/01/17(C)	500	489
Fairfield County, Redevelopment Agency, TA
4.000%, 08/01/17	2,630	2,872
Gilroy, Public Facilities Fincancing Authority, RB
5.000%, 11/01/21	940	1,069
Jurupa, Unified School District, GO, AGM
5.000%, 08/01/22	1,000	1,202
Long Beach California, Harbor Revenue, Ser C, RB
4.000%, 11/15/18	500	563
Los Angeles, Department of Airports, Ser C, RB
4.000%, 05/15/17	545	593
Los Angeles, Department of Water & Power, Power Systems Revenue, Ser A, RB
5.000%, 07/01/19	500	591
Los Angeles, Department of Water & Power, Ser C, RB
5.000%, 07/01/23	500	617
Los Angeles, Municipal Improvement Authority, Capital Equipment, Ser A, RB
4.000%, 11/01/19	575	648
Los Angeles, Municipal Improvement Authority, Real Property, Ser E, RB
5.000%, 09/01/15	275	287

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 43

schedule of investments
September 30, 2014

City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles, Municipal Improvement Authority, Ser C, RB
4.000%, 09/01/16	$500	$532
Los Angeles, Ser A, GO
5.000%, 09/01/21	240	291
Los Angeles, Ser B, GO
Callable 09/01/21 @ 100
5.000%, 09/01/22	500	604
Los Angeles, Unified School District, Election of 2005, Ser E, GO, AGM
Pre-Refunded @ 100
5.000%, 07/01/17(D)	500	561
Los Angeles, Unified School District, Headquarters Building Project, Ser A, COP
5.000%, 10/01/20	1,000	1,174
Los Angeles, Unified School District, Headquarters Building Project, Ser B, COP
Callable 10/01/22 @ 100
5.000%, 10/01/25	1,000	1,156
Los Angeles, Unified School District, Ser A, GO
5.000%, 07/01/18	350	405
Los Angeles, Unified School District, Ser B, GO, AMBAC
Callable 07/01/17 @ 100
5.000%, 07/01/19	2,000	2,233
Merced, Irrigation District, Ser A, RB, AGM
5.000%, 10/01/20	500	595
Modesto, Irrigation District, Ser A, RB
5.000%, 07/01/17	1,000	1,120
Northern California, Power Agency, Hydroelectric Project Number 1, Ser C, RB
Callable 07/01/18 @ 100
5.000%, 07/01/20	500	573
Oakland-Alameda County, Coliseum Authority, Ser A, RB
5.000%, 02/01/20	795	931
Orange County, Public Financing Authority, RB, NATL-RE
5.000%, 07/01/17	1,050	1,170
Orange County, Sanitation District, Ser A, COP
3.000%, 02/01/17	500	530

Description	Face Amount (000)	Value (000)
Petaluma, Joint Unified High School District, Election 2014, Ser A, GO
4.000%, 08/01/18	$595	$664
Port of Oakland, Ser B, RB, NATL-RE
Callable 11/01/17 @ 100
5.000%, 11/01/23	500	558
Port of Oakland, Ser C, RB, NATL-RE
5.000%, 11/01/15	450	473
Riverside County, Public Safety Communication, Ser A, COP, AMBAC
5.000%, 11/01/17	1,600	1,769
Riverside, Public Financing Authority, Ser A, RB
5.000%, 11/01/21	1,000	1,158
Roseville, Finance Authority, RB
4.000%, 02/01/18	500	551
Sacramento County, Sanitation District Financing Authority, Sewer Revenue, Ser A, RB
5.000%, 12/01/20	500	597
Sacramento, Area Flood Control Agency, Ser A, SAB, NATL-RE
Callable 10/01/17 @ 100
5.000%, 10/01/21	400	441
Sacramento, Financing Authority, EPA Building Project, Ser A, RB
4.000%, 05/01/18	850	938
Sacramento, Unified School District, Election of 2002, GO, NATL-RE
Pre-Refunded @ 100
5.000%, 07/01/15(D)	300	311
San Francisco City & County, Airports Commission, Ser B, RB
5.000%, 05/01/17	495	551
San Francisco City & County, Multiple Capital Improvement Projects, Ser B, COP
Callable 04/01/19 @ 100
5.000%, 04/01/22	735	841
San Francisco City & County, Public Utilities Commission Water Revenue, Sub-Ser A, RB
5.000%, 11/01/20	250	298

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 44

schedule of investments
September 30, 2014

City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA
5.000%, 08/01/17	$540	$573
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA, NATL-RE
Callable 11/03/14 @ 100
5.250%, 08/01/18	600	601
San Francisco, City & Open Space Fund, Various Park Projects, RB, NATL-RE
Callable 11/03/14 @ 100
3.750%, 07/01/18	500	501
San Mateo County, Joint Powers Financing Authority, Maple Street Project, RB
3.000%, 06/15/17	1,000	1,067
San Mateo County, Transportation Authority, Ser A, RB, NATL-RE
5.250%, 06/01/19	755	881
San Pablo County, Redevelopment Agency, Ser A, TA, AGM
5.000%, 06/15/21	480	567
Santa Clara County, Financing Authority, Lease Revenue Capital Project, RB
5.000%, 02/01/20	500	588
Santa Cruz County, Redevelopment Agency, TA
5.000%, 09/01/19	640	746
Santa Rosa, Wastewater Revenue, Ser A, RB
4.000%, 09/01/17	415	454
Southern California, Metropolitan Water District, Ser G-4, RB
3.000%, 07/01/37	1,000	1,073
Southern California, Public Power Authority, Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	1,200	1,347
Turlock, Irrigation District, Ser A, RB
5.000%, 01/01/17	575	632
Turlock, Irrigation District, Sub-Ser, RB
5.000%, 01/01/19	200	231

Description	Face Amount (000)	Value (000)
University of California, Revenues Limited Project, Ser E, RB
Callable 05/15/20 @ 100
5.000%, 05/15/22	$500	$587
Ventura County, Public Financing Authority, Ser 2008-3381X, RB
Callable 11/01/22 @ 100
0.080%, 11/01/43(A) (E)	2,000	2,000
Ventura County, Public Financing Authority, Ser A, RB
4.000%, 11/01/18	500	564
Ventura County, Public Financing Authority, Ser B, RB
5.000%, 11/01/18	500	584
Walnut, Energy Center Authority, RB
5.000%, 01/01/19	300	350

Total California		75,745

Connecticut [2.5%]
Connecticut State, Ser A, GO
Callable 03/01/15 @ 100
1.390%, 03/01/19(A)	1,000	1,005
Connecticut State, Ser D, GO
0.920%, 08/15/19(A)	1,000	1,013

Total Connecticut		2,018

Guam [0.7%]
Territory of Guam, Ser A, RB
5.000%, 01/01/17	500	545

Illinois [0.8%]
Illinois State, GO
4.000%, 07/01/18	600	646

Total Municipal Bonds
(Cost $76,996)		78,954

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 45

schedule of investments
September 30, 2014

City National Rochdale California Tax Exempt Bond Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment [3.5%]
City National Rochdale Tax Exempt Money Market Fund, Institutional Class, 0.010%** ‡	2,879,002	$2,879

Total Short-Term Investment
(Cost $2,879)		2,879

Total Investments [100.2%]
(Cost $79,875)		$81,833

Percentages are based on Net Assets of $81,653 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2014.

‡	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2014.

(B)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(C)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(D)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(E)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2014, the value of these securities amounted to $2,000 (000), representing 2.4% of the net assets of the Fund.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

COP — Certificate of Participation

EPA — Environmental Protection Agency

GO — General Obligation

NATL-RE — National Public Finance Guarantee Corporation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

TA — Tax Allocation

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$78,954	$—	$78,954
Short-Term Investment	2,879	—	—	2,879
Total Investments in Securities	$2,879	$78,954	$—	$81,833

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 46

schedule of investments
September 30, 2014

City National Rochdale Municipal High Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [83.1%]
Alabama [2.2%]
Cullman County, Health Care Authority, Cullman Regional Medical Center Project, Ser A, RB
Callable 02/01/19 @ 100
7.000%, 02/01/36	$4,315	$4,689
Jefferson County, Sewer Revenue, Sub-Ser D, RB
Callable 10/01/23 @ 105
6.000%, 10/01/42	4,000	4,481

Total Alabama		9,170

Alaska [1.1%]
Northern Tobacco Securitization, Ser A, RB
Callable 10/17/14 @ 100
5.000%, 06/01/46	6,000	4,455

Arizona [1.5%]
La Paz County, Industrial Development Authority, Imperial Regional Detention Facility Project, RB
Callable 10/01/21 @ 102
6.750%, 10/01/23	2,000	2,099
La Paz County, Industrial Development Authority, Imperial Regional Detention Facility Project, RB
Callable 10/01/21 @ 102
7.800%, 10/01/39	2,410	2,588

Description	Face Amount (000)	Value (000)
Pima County, Industrial Development Authority, Noah Webster School Project, RB
Callable 12/15/23 @ 100
7.000%, 12/15/43	$1,500	$1,579

Total Arizona		6,266

California [9.6%]
Adelanto, Public Utility Authority, Utility System Project, Ser A, RB
Callable 07/01/19 @ 100
6.750%, 07/01/39	1,000	1,141
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/31	1,500	1,734
California State, Pollution Control Financing Authority, San Diego Water Project, RB
Callable 07/01/17 @ 100
5.000%, 11/21/45(A)	2,000	2,055
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
Callable 09/01/24 @ 100
5.000%, 09/01/31	5,000	5,805
California State, Public Works Board, Various Capital Projects, Ser A, RB
Callable 04/01/22 @ 100
5.000%, 04/01/37	1,000	1,100
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A, RB
Callable 06/01/15 @ 100
5.000%, 06/01/45	1,000	1,017
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A-1, RB
Callable 06/01/17 @ 100
4.500%, 06/01/27	5,000	4,612
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A-1, RB
Callable 06/01/17 @ 100
5.750%, 06/01/47	2,000	1,589

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 47

schedule of investments
September 30, 2014

City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A-1, RB
Callable 06/01/17 @ 100
5.125%, 06/01/47	$4,500	$3,296
Inland Empire Tobacco Securitization Authority, Ser A, RB
Callable 06/01/17 @ 100
4.625%, 06/01/21	5,000	4,831
M-S-R Energy Authority, Ser C, RB
7.000%, 11/01/34	2,500	3,468
Palomar Pomerado Health Care District, COP
Callable 11/01/20 @ 100
6.000%, 11/01/30	3,920	4,134
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.000%, 12/01/26	1,000	1,191
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.500%, 12/01/41	1,000	1,203
San Mateo, Community Facilities District, SAB
Callable 09/01/22 @ 100
5.500%, 09/01/44	1,000	1,092
Southern California, Tobacco Securitization Authority, Ser A-1, RB
Callable 10/17/14 @ 100
5.000%, 06/01/37	3,000	2,424

Total California		40,692

Colorado [4.6%]
Arkansas State, River Power Authority, Colorado Improvement Project, RB
Callable 10/01/20 @ 100
6.125%, 10/01/40	2,500	2,671
Arkansas State, River Power Authority, Colorado Improvement Project, RB
Callable 10/01/18 @ 100
6.000%, 10/01/40	3,000	3,129

Description	Face Amount (000)	Value (000)
Colorado State, Educational & Cultural Facilities Authority, Charter School Skyview Project, RB
Callable 07/01/24 @ 100
5.375%, 07/01/44(A)	$1,350	$1,381
Colorado State, Educational & Cultural Facilities Authority, Charter School Skyview Project, RB
Callable 07/01/24 @ 100
5.500%, 07/01/49(A)	1,600	1,636
Colorado State, High Performance Transportation Enterprise, US 36 & I-25 Managed Lanes Project, RB, AMT
Callable 01/01/23 @ 100
5.750%, 01/01/44	2,000	2,077
Colorado State, Public Energy Authority, RB
6.500%, 11/15/38	4,000	5,492
Denver City & County, United Airlines Project, Ser A, RB, AMT
Callable 10/01/17 @ 100
5.250%, 10/01/32	1,000	1,023
Regional Transportation District, Denver Transportaion Partners Project, RB
Callable 07/15/20 @ 100
6.000%, 01/15/41	1,000	1,114
Wildgrass County, Metropolitan District, GO
Callable 12/01/16 @ 100
6.200%, 12/01/34	1,000	1,008

Total Colorado		19,531

Delaware [0.5%]
Delaware State, Economic Development Authority, Indian River Power Project, RB
Callable 10/01/20 @ 100
5.375%, 10/01/45	2,000	2,176

District of Columbia [0.5%]
Metropolitan Washington, Airports Authority, Dulles Toll Road Revenue, Ser B, RB
Callable 10/01/28 @ 100
6.500%, 10/01/44	2,000	2,066

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 48

schedule of investments
September 30, 2014

City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Florida [6.9%]
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.000%, 11/15/34	$2,500	$2,646
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.250%, 11/15/44	1,000	1,064
Brevard County, Industrial Development Authority, TUFF Florida Tech Project, RB
Callable 11/15/19 @ 100
6.750%, 11/01/39	335	365
Capital Trust Agency, Silver Creek Street Project, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/44	1,890	1,964
Capital Trust Agency, Silver Creek Street Project, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/49	1,000	1,034
Florida State, Development Finance Corp., Renaissance Charter School Project, Ser A, RB
Callable 06/15/22 @ 100
6.125%, 06/15/43	1,000	993
Florida State, Village Community Development District No. 10, SAB
Callable 05/01/23 @ 100
6.000%, 05/01/44	1,000	1,058
Miami-Dade County, Industrial Development Authority, Pinecrest Academy Project, RB
Callable 09/15/24 @ 100
5.250%, 09/15/44	2,500	2,566
Mid-Bay Bridge Authority, Ser A, RB
Callable 10/01/21 @ 100
7.250%, 10/01/34	5,200	6,325
Osceola County, Poinciana Parkway Project, Ser A, RB
Callable 10/01/24 @ 100
5.375%, 10/01/47	5,000	5,174

Description	Face Amount (000)	Value (000)
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.250%, 06/01/34	$500	$558
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.500%, 06/01/49	2,000	2,243
Saint Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB
Callable 08/01/20 @ 100
6.000%, 08/01/45	3,000	3,243

Total Florida		29,233

Georgia [1.2%]
Atlanta, Department of Aviation, Ser A, RB
Callable 01/01/24 @ 100
5.000%, 01/01/31	2,500	2,862
DeKalb County, Hospital Authority, Dekalb Medical Center Project, RB
Callable 09/01/20 @ 100
6.125%, 09/01/40	1,000	1,068
Savannah, Economic Development Authority, Marshes Skidaway Island Project, RB
Callable 01/01/24 @ 100
7.250%, 01/01/49	810	853

Total Georgia		4,783

Guam [1.9%]
Territory of Guam, Government Waterworks Authority, RB
Callable 07/01/20 @ 100
5.625%, 07/01/40	2,000	2,211
Territory of Guam, Ser A, GO
Callable 11/15/19 @ 100
7.000%, 11/15/39	5,000	5,660

Total Guam		7,871

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 49

schedule of investments
September 30, 2014

City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Hawaii [0.7%]
Hawaii State, Department of Budget & Finance, 15 Craigside Project, Ser A, RB
Callable 11/15/19 @ 100
8.750%, 11/15/29	$2,450	$3,008

Illinois [7.1%]
Bridgeview Village, Ser A, GO
Callable 06/01/24 @ 100
5.500%, 12/01/43	4,880	5,180
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/24 @ 100
5.000%, 01/01/35	3,000	3,328
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/23 @ 100
5.000%, 01/01/35	2,000	2,198
Chicago, Refunding Project, Ser A, GO, AGM
Callable 01/01/24 @ 100
5.250%, 01/01/31	1,000	1,100
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Callable 05/15/20 @ 100
8.000%, 05/15/40	4,000	4,186
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Callable 05/15/20 @ 100
8.000%, 05/15/46	1,825	1,908
Illinois State, Finance Authority, Lutheran Home and Services Project, RB
Callable 05/15/22 @ 100
5.625%, 05/15/42	5,000	5,122
Illinois State, Finance Authority, Roosevelt Universitiy Project, RB
Callable 10/01/19 @ 100
6.250%, 04/01/29	1,000	1,089
Illinois State, Finance Authority, Roosevelt Universitiy Project, RB
Callable 10/01/19 @ 100
6.500%, 04/01/39	3,445	3,750
Illinois State, Finance Authority, Three Crowns Park Plaza Project, Ser A, RB
Callable 02/15/16 @ 100
5.875%, 02/15/38	1,000	1,005

Description	Face Amount (000)	Value (000)
Southwestern Illinois, Development Authority, Collinsville Project, RB
Callable 03/01/16 @ 100
5.350%, 03/01/31	$1,000	$748

Total Illinois		29,614

Indiana [2.6%]
Carmel, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.000%, 11/15/32	1,650	1,773
Carmel, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.125%, 11/15/47	2,000	2,143
Indiana State, Finance Authority, Ohio Valley Electric Corporation Project, Ser A, RB
Callable 06/01/22 @ 100
5.000%, 06/01/39	1,000	1,042
Indianapolis, Ritter Affordable Assisted Living Project, RB
Callable 12/01/22 @ 102
6.900%, 12/01/33	4,000	4,065
Terre Haute, Westminster Village Project, RB
Callable 08/01/22 @ 100
6.000%, 08/01/39	2,355	2,307

Total Indiana		11,330

Kentucky [2.4%]
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Callable 06/01/20 @ 100
6.375%, 06/01/40	1,000	1,150
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Callable 06/01/20 @ 100
6.500%, 03/01/45	2,960	3,399

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 50

schedule of investments
September 30, 2014

City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Kentucky State, Public Transportation Infrastructure Authority, Downtown Crossing Project, RB
Callable 07/01/23 @ 100
5.750%, 07/01/49	$5,000	$5,652

Total Kentucky		10,201

Louisiana [1.5%]
Louisiana State, Public Facilities Authority, Pellets Inc. Project, RB, AMT
Callable 07/01/23 @ 100
10.500%, 07/01/39	1,000	1,082
Louisiana State, Public Facilities Authority, Pellets Inc. Project, Ser A, RB, AMT
Callable 07/01/24 @ 100
8.375%, 07/01/39	5,000	5,067

Total Louisiana		6,149

Maryland [1.5%]
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
5.800%, 02/15/34	725	757
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
6.100%, 02/15/44	1,425	1,487
Westminster, Luther Village Millers Grant Inc. Project, RB
Callable 07/01/24 @ 100
6.000%, 07/01/34	1,000	1,054
Westminster, Luther Village Millers Grant Inc. Project, RB
Callable 07/01/24 @ 100
6.125%, 07/01/39	750	786
Westminster, Luther Village Millers Grant Inc. Project, RB
Callable 07/01/24 @ 100
6.250%, 07/01/44	1,750	1,838

Total Maryland		5,922
Description	Face Amount (000)	Value (000)
Michigan [3.6%]
Kent, Hospital Finance Authority, Metropolitan Hospital Project, Ser A, RB
Callable 07/01/15 @ 100
6.000%, 07/01/35	$4,805	$4,951
Michigan State, Finance Authority, Old Redford School Project, Ser A, RB
Callable 12/01/20 @ 100
6.500%, 12/01/40	3,745	3,792
Michigan State, Public Educational Facilities Authority, Old Redford Project, Ser A, RB
Callable 12/01/15 @ 100
5.875%, 12/01/30	2,000	2,002
Michigan State, Tobacco Settlement Finance Authority, Ser A, RB
Callable 06/01/17 @ 100
5.125%, 06/01/22	2,990	2,585
Michigan State, Tobacco Settlement Finance Authority, Turbo Project, Ser A, RB
Callable 06/01/18 @ 100
6.875%, 06/01/42	2,000	1,861

Total Michigan		15,191

Missouri [1.6%]
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Callable 05/15/20 @ 100
8.250%, 05/15/45	3,000	3,455
Saint Joseph, Industrial Development Authority, Living Community Saint Joseph Project, RB
Callable 11/03/14 @ 100
7.000%, 08/15/32	1,000	1,000
Saint Louis County, Lambert Airport Project, SAB
Callable 11/01/16 @ 105
9.000%, 11/01/31	2,500	2,652

Total Missouri		7,107

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 51

schedule of investments
September 30, 2014

City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Nebraska [1.0%]
Central Plains Energy Project, Project #3, RB
Callable 09/01/22 @ 100
5.250%, 09/01/37	$1,000	$1,099
Central Plains Energy Project, Project #3, RB
Callable 09/01/22 @ 100
5.000%, 09/01/42	3,000	3,223

Total Nebraska		4,322

Nevada [0.8%]
Clark County, Department of Aviation, Sub-Ser A-2, RB
Callable 07/01/24 @ 100
5.000%, 07/01/35	3,000	3,324

New Jersey [1.1%]
New Jersey State, Economic Development Authority, Continental Airlines Project, RB, AMT
Callable 08/20/22 @ 101
5.250%, 09/15/29	1,000	1,056
Tobacco Settlement Financing, Ser 1A, RB
Callable 06/01/17 @ 100
5.000%, 06/01/41	5,000	3,671

Total New Jersey		4,727

New York [1.9%]
Nassau County, Industrial Development Agency, Amsterdam at Harborside, Ser A, RB
Callable 01/01/18 @ 100
6.700%, 01/01/43	1,700	1,241
New York City, Industrial Development Agency, American Airlines JFK International Airport Project, RB, AMT
Callable 08/01/16 @ 101
7.750%, 08/01/31(B)	4,000	4,401
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/34	1,000	1,096
Description	Face Amount (000)	Value (000)
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/40	$1,000	$1,086

Total New York		7,824

Ohio [2.8%]
Muskingum County, Genesis Healthcare System Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/33	1,000	1,023
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/44	1,000	1,011
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/48	3,000	2,971
Ohio State, Air Quality Development Authority, Pollution Control Firstenergy Project, Ser B, RB
3.625%, 12/01/33(B)	1,000	1,028
Ohio State, Air Quality Development Authority, Pollution Control Firstenergy Project, Ser S, RB
3.625%, 10/01/33(B)	1,000	1,031
Ohio State, Water Development Authority, Pollution Control Firstenergy Project, Ser S, RB
3.625%, 10/01/33(B)	1,500	1,548
Southeastern Ohio, Port Authority, Memorial Health System Project, RB
Callable 12/01/22 @ 100
6.000%, 12/01/42	3,000	3,009

Total Ohio		11,621

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 52

schedule of investments
September 30, 2014

City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Pennsylvania [2.7%]
Delaware County, Industrial Development Authority, Chester Community Charter School Project, Ser A, RB
Callable 08/15/20 @ 100
6.125%, 08/15/40	$4,000	$3,876
Pennsylvania Turnpike Commission, Ser A, RB
Callable 12/01/24 @ 100
5.000%, 12/01/33	1,500	1,707
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB
Callable 07/01/22 @ 100
5.625%, 07/01/42	3,000	3,129
Pottsville, Hospital Authority, Schuykill Health System Project, RB
Callable 07/01/24 @ 100
6.500%, 07/01/28	3,000	3,114

Total Pennsylvania		11,826

South Carolina [1.3%]
South Carolina State, Public Service Authority, Ser E, RB
Callable 12/01/23 @ 100
5.500%, 12/01/53	5,000	5,603

Tennessee [0.5%]
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, RB
Callable 07/01/20 @ 100
6.000%, 07/01/38	2,000	2,259

Texas [10.9%]
Arlington, Higher Education Finance Corp., Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.000%, 03/01/34	400	416
Arlington, Higher Education Finance Corp., Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.125%, 03/01/44	2,300	2,390

Description	Face Amount (000)	Value (000)
Bexar County, Health Facilities Development Corp., Army Retirement Residence Project, RB
Callable 07/01/20 @ 100
6.200%, 07/01/45	$3,250	$3,563
Central Texas, Regional Mobility Authority, RB
Callable 01/01/23 @ 100
5.000%, 01/01/33	1,000	1,064
Central Texas, Regional Mobility Authority, RB
Callable 01/01/23 @ 100
5.000%, 01/01/42	1,000	1,047
Grand Parkway Transportation, Toll Revenue, Sub-Ser B, RB
Callable 10/01/23 @ 100
5.000%, 04/01/53	2,000	2,170
Hackberry, Public Improvement District #3, SAB
Callable 09/01/19 @ 103
6.750%, 09/01/28	500	505
Hackberry, Public Improvement District #3, SAB
Callable 09/01/19 @ 103
7.000%, 09/01/33	475	479
Hackberry, Public Improvement District #3, SAB
Callable 09/01/19 @ 103
6.625%, 09/01/37	450	454
Hackberry, Public Improvement District #3, SAB
Callable 09/01/19 @ 103
6.750%, 09/01/44	525	530
Houston, Airport System Revenue, United Airlines Project, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/29	3,000	3,088
North Texas, Thruway Authority, Convertible Capital Appreciation Project, Ser C, RB
Callable 09/01/31 @ 100
7.000%, 09/01/43	5,000	4,332
Red River, Health Facilities Development, MRC Crossings Project, Ser B, RB
Callable 05/15/15 @ 100
5.000%, 11/15/19	1,075	1,086

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 53

schedule of investments
September 30, 2014

City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Sanger, Industrial Development Authority, Pellets Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
8.000%, 07/01/38	$5,000	$5,506
Tarrant County, Cultural Education Facilities Finance Corp., Buckingham Senior Living Community Project, RB
Callable 11/15/17 @ 100
5.750%, 11/15/37	6,000	6,114
Tarrant County, Cultural Education Facilities Finance Corp., Trinity Basin Preparatory Project, Ser A, RB
Callable 06/01/19 @ 100
7.300%, 06/01/29	605	759
Texas State, Municipal Gas Acquisition & Supply I, Ser D, RB
6.250%, 12/15/26	2,000	2,453
Texas State, Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Project, RB
Callable 06/30/20 @ 100
7.000%, 06/30/40	3,500	4,194
Texas State, Private Activity Bond Surface Transportation Corp., NTE Mobility Project, RB
Callable 12/31/19 @ 100
6.875%, 12/31/39	5,350	6,303

Total Texas		46,453

Virginia [1.3%]
James City County, Economic Development Authority, United Methodist Home Project, Ser A, RB
Callable 07/01/17 @ 100
6.000%, 06/01/43	4,690	4,293
Virginia State, Small Business Financing Authority, Elizabeth River Project, RB, AMT
Callable 07/01/22 @ 100
6.000%, 01/01/37	1,000	1,119

Total Virginia		5,412

Description	Face Amount (000)	Value (000)
Washington [1.0%]
Washington State, Housing Finance Commission, Rockwood Retirement Community Project, RB
Callable 01/01/15 @ 100
5.375%, 01/01/20(A)	$2,000	$2,004
Washington State, Housing Finance Commission, Rockwood Retirement Community Project, RB
Callable 01/01/24 @ 100
7.500%, 01/01/49(A)	2,000	2,185

Total Washington		4,189

Wisconsin [2.1%]
Public Finance Authority, Airport Facilities, Senior Trips Obligation Group Project, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/42	1,000	1,034
Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.375%, 07/01/34	1,000	1,019
Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.625%, 07/01/44	1,500	1,529
Public Finance Authority, Las Ventanas Retirement Community Project, RB
Callable 10/01/20 @ 102
7.000%, 10/01/42	5,400	5,307

Total Wisconsin		8,889

Puerto Rico [4.7%]
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser A, RB
Callable 07/01/22 @ 100
5.250%, 07/01/24	2,590	1,932
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser A, RB
Callable 07/01/22 @ 100
5.250%, 07/01/42	840	596

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 54

schedule of investments
September 30, 2014

City National Rochdale Municipal High Income Fund (concluded)

Description	Face Amount (000)	Value (000)
Puerto Rico Commonwealth, Ser A, GO
Callable 07/01/20 @ 100
8.000%, 07/01/35	$6,000	$5,280
Puerto Rico, Electric Power Authority, Ser A, RB
Callable 07/01/23 @ 100
7.000%, 07/01/33	1,440	857
Puerto Rico, Electric Power Authority, Ser A, RB
Callable 07/01/23 @ 100
7.000%, 07/01/40	1,000	595
Puerto Rico, Electric Power Authority, Ser A, RB
Callable 07/01/22 @ 100
5.000%, 07/01/42	1,310	776
Puerto Rico, Electric Power Authority, Ser WW, RB
Callable 07/01/18 @ 100
5.500%, 07/01/38	1,060	630
Puerto Rico, Electric Power Authority, Ser XX, RB
Callable 07/01/20 @ 100
5.750%, 07/01/36	940	559
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB
Callable 02/01/20 @ 100
5.375%, 08/01/39	5,000	3,815
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB
Callable 08/01/19 @ 100
6.000%, 08/01/42	3,500	2,808
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB
Callable 08/01/19 @ 100
6.500%, 08/01/44	1,250	1,058
Puerto Rico, Sales Tax Financing, Sub-Ser C, RB
Callable 08/01/20 @ 100
5.250%, 08/01/41	1,000	738

Total Puerto Rico		19,644

Total Municipal Bonds
(Cost $337,997)		350,858

Description	Shares	Value (000)
Short-Term Investments [13.4%]
City National Rochdale Government Money Market Fund, 0.010%** ‡	30,697,383	$30,697
SEI Daily Income Trust Government Fund, Cl A, 0.020%**	25,761,458	25,762

Total Short-Term Investments
(Cost $56,459)		56,459

Total Investments [96.5%]
(Cost $394,456)		$407,317

Percentages are based on Net Assets of $422,051 (000).

‡	Investment in Affiliate.

**	The rate reported is the 7-day effective yield as of September 30, 2014.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2014, the value of these securities amounted to $9,261 (000), representing 2.2% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2014.

AGM — Assured Guarantee Municipal

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

GO — General Obligation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

TA — Tax Allocation

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$350,858	$—	$350,858
Short-Term Investments	56,459	—	—	56,459
Total Investments in Securities	$56,459	$350,858	$—	$407,317

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 55

schedule of investments
September 30, 2014

City National Rochdale High Yield Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [81.1%]
Advertising Agencies [2.2%]
MDC Partners
6.750%, 04/01/20(A)	$2,300	$2,369

Aerospace & Defense [0.2%]
LMI Aerospace
7.375%, 07/15/19(A)	250	250

Air Transportation [0.3%]
CEVA Group
7.000%, 03/01/21(A)	300	300

Airlines [0.1%]
Continental Airlines, Ser 2009-2, Cl B
9.250%, 05/10/17	110	123

Automotive [0.2%]
Midas Intermediate Holdco II
7.875%, 10/01/22(A)	225	224

Broadcasting & Cable [1.5%]
CSC Holdings
6.750%, 11/15/21	500	532
5.250%, 06/01/24(A)	200	192
DCP
10.750%, 08/15/15(A)	500	501

Description	Face Amount (000)	Value (000)
Unitymedia Hessen GmbH & KG
5.500%, 01/15/23(A)	$500	$505

Total Broadcasting & Cable		1,730

Building & Construction [0.7%]
CPG Merger Sub
8.000%, 10/01/21(A)	500	509
Dycom Investments
7.125%, 01/15/21	300	316

Total Building & Construction		825

Business Services [1.0%]
FTI Consulting
6.750%, 10/01/20	400	415
6.000%, 11/15/22	700	709

Total Business Services		1,124

Chemicals [0.6%]
Nexeo Solutions
8.375%, 03/01/18	250	248
WR Grace & -Conn
5.125%, 10/01/21(A)	450	457

Total Chemicals		705

Coal Mining [0.4%]
CONSOL Energy
5.875%, 04/15/22(A)	400	394

Commercial Serv-Finance [0.5%]
Cardtronics
5.125%, 08/01/22(A)	100	98
WEX
4.750%, 02/01/23(A)	450	428

Total Commercial Serv-Finance		526

Commercial Services [0.4%]
Ceridian
8.125%, 11/15/17(A)	200	200
Live Nation Entertainment
5.375%, 06/15/22(A)	250	249

Total Commercial Services		449

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 56

schedule of investments
September 30, 2014

City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Computer Graphics [0.4%]
Epicor Software
8.625%, 05/01/19	$400	$423

Computer System Design & Services [1.2%]
Brocade Communications Systems
4.625%, 01/15/23	450	427
NCR
6.375%, 12/15/23	300	314
5.875%, 12/15/21	600	614

Total Computer System Design & Services		1,355

Consumer Products & Services [3.5%]
Central Garden and Pet
8.250%, 03/01/18	2,200	2,238
Spectrum Brands
6.625%, 11/15/22	65	68
6.375%, 11/15/20	130	136
WMG Acquisition
6.750%, 04/15/22(A)	550	527
6.000%, 01/15/21(A)	893	904

Total Consumer Products & Services		3,873

Data Processing/Mgmt [1.2%]
First Data
8.750%, 01/15/22(A) (B)	1,310	1,389

Distribution/Wholesale [0.1%]
Global Partners
6.250%, 07/15/22(A)	60	60

Diversified Operations [0.7%]
Amsted Industries
5.375%, 09/15/24(A)	150	146
5.000%, 03/15/22(A)	650	631

Total Diversified Operations		777

E-Commerce/Services [0.8%]
IAC
4.750%, 12/15/22	900	864

Electric Utilities [0.8%]
AES
7.375%, 07/01/21	450	504
3.234%, 06/01/19(C)	350	345

Total Electric Utilities		849

Description	Face Amount (000)	Value (000)
Energy & Power [0.8%]
ContourGlobal Power Holdings
7.125%, 06/01/19(A)	$900	$891

Engines-Internal Combust [0.5%]
Briggs & Stratton
6.875%, 12/15/20	500	553

Enterprise Software/Serv [0.9%]
Eagle Midco
9.000%, 06/15/18(A)	950	970

Entertainment & Gaming [0.2%]
Buffalo Thunder Development Authority
9.375%, 12/15/14(A) (D) (H)	75	32
Inn of the Mountain Gods Resort & Casino
8.750%, 11/30/20(A) (E)	99	96
Mashantucket Western Pequot Tribe
6.500%, 07/01/36(H)	80	1
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)	100	96

Total Entertainment & Gaming		225

Financial Services [4.1%]
Credit Acceptance
6.125%, 02/15/21(A)	1,400	1,425
General Motors Financial
4.375%, 09/25/21	250	256
Icahn Enterprises
5.875%, 02/01/22	800	800
Jefferies Finance
7.375%, 04/01/20(A)	395	404
Jefferies LoanCore
6.875%, 06/01/20(A)	450	435
Nationstar Mortgage
6.500%, 07/01/21	175	167
Oxford Finance
7.250%, 01/15/18(A)	950	983

Total Financial Services		4,470

Food, Beverage & Tobacco [2.8%]
B&G Foods
4.625%, 06/01/21	600	572
Darling Ingredients
5.375%, 01/15/22	300	302

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 57

schedule of investments
September 30, 2014

City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
JBS USA
5.875%, 07/15/24(A)	$450	$432
Le-Nature’s
9.000%, 06/15/13(A) (D) (G) (H)	150	—
Vector Group
7.750%, 02/15/21	1,750	1,842

Total Food, Beverage & Tobacco		3,148

Food-Wholesale/Distrib [1.4%]
American Seafoods Group
10.750%, 05/15/16(A)	350	340
KeHE Distributors
7.625%, 08/15/21(A)	1,100	1,166

Total Food-Wholesale/Distrib		1,506

Gas-Distribution [2.0%]
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/23(A)	1,200	1,278
NGL Energy Partners
6.875%, 10/15/21(A)	905	941

Total Gas-Distribution		2,219

Gold Mining [0.7%]
Eldorado
6.125%, 12/15/20(A)	750	744

Hazardous Waste Disposal [0.3%]
Clean Harbors
5.125%, 06/01/21	300	298

Industrial [0.9%]
Unifrax I
7.500%, 02/15/19(A)	1,025	1,035

Insurance [2.4%]
American Equity Investment Life Holding
6.625%, 07/15/21	600	630
Brown & Brown
4.200%, 09/15/24	500	503
Fidelity & Guaranty Life Holdings
6.375%, 04/01/21(A)	425	445
Ironshore Holdings US
8.500%, 05/15/20(A)	950	1,142

Total Insurance		2,720

Description	Face Amount (000)	Value (000)
Internet Connectiv Svcs [1.0%]
Zayo Group
8.125%, 01/01/20	$1,048	$1,124

Internet Infrastr Equip [0.7%]
CyrusOne
6.375%, 11/15/22	725	758

Investment Banks [1.7%]
Bank of America
6.250%, 09/29/49(C)	500	497
Bank of America, MTN
4.200%, 08/26/24	200	198
Citigroup
6.300%, 12/29/49(C)	400	395
Royal Bank of Scotland Group
1.174%, 03/01/17(C)	800	803

Total Investment Banks		1,893

Machinery [0.4%]
Tempel Steel
12.000%, 08/15/16(A)	500	500

Metal-Copper [1.0%]
KGHM International
7.750%, 06/15/19(A)	1,000	1,055

Metals & Mining [0.8%]
Alcoa
5.125%, 10/01/24	350	351
Kaiser Aluminum
8.250%, 06/01/20	500	551

Total Metals & Mining		902

Miscellaneous Business Services [1.6%]
ADT
6.250%, 10/15/21	400	414
MCBC Holdings
0.000%, 10/15/14(A) (G) (H)	50	5
Sitel
11.000%, 08/01/17(A)	1,275	1,320

Total Miscellaneous Business Services		1,739

Miscellaneous Manufacturing [0.1%]
AGY Holding
11.000%, 11/15/14(H)	100	99

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 58

schedule of investments
September 30, 2014

City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Motion Pictures and Services [0.7%]
DreamWorks Animation SKG
6.875%, 08/15/20(A)	$750	$784

Oil-Field Services [1.6%]
FTS International
6.250%, 05/01/22(A)	1,050	1,032
Hiland Partners
7.250%, 10/01/20(A)	725	768

Total Oil-Field Services		1,800

Oil-US Royalty Trusts [0.2%]
IronGate Energy Services
11.000%, 07/01/18(A)	275	276

Paper & Related Products [1.9%]
Cascades
5.500%, 07/15/22(A)	250	242
Opal Acquisition
8.875%, 12/15/21(A)	1,800	1,859

Total Paper & Related Products		2,101

Petrochemicals [1.0%]
TPC Group
8.750%, 12/15/20(A)	1,045	1,110

Petroleum & Fuel Products [18.4%]
Antero Resources
5.125%, 12/01/22(A)	250	243
Atlas Energy Holdings Operating
9.250%, 08/15/21	1,000	1,020
7.750%, 01/15/21(A)	300	295
7.750%, 01/15/21	550	542
Atlas Pipeline Partners
5.875%, 08/01/23	876	856
4.750%, 11/15/21	400	372
Bill Barrett
7.625%, 10/01/19	1,600	1,652
BreitBurn Energy Partners
7.875%, 04/15/22	2,300	2,329
Crestwood Midstream Partners
6.125%, 03/01/22	950	952
Denbury Resources
5.500%, 05/01/22	700	693
Endeavor Energy Resources
7.000%, 08/15/21(A)	1,600	1,648
Jones Energy Holdings
6.750%, 04/01/22(A)	500	500

Description	Face Amount (000)	Value (000)
Legacy Reserves
8.000%, 12/01/20	$760	$790
6.625%, 12/01/21	600	588
6.625%, 12/01/21(A)	150	147
Milagro Oil & Gas
10.500%, 05/15/16(D) (H)	400	316
Pacific Drilling
5.375%, 06/01/20(A)	750	686
Precision Drilling
6.625%, 11/15/20	575	597
QEP Resources
5.250%, 05/01/23	500	485
Regency Energy Partners
8.375%, 06/01/19(A)	675	716
Rosetta Resources
5.875%, 06/01/22	500	498
Sabine Pass Liquefaction
5.750%, 05/15/24(A)	1,000	1,018
5.625%, 04/15/23(A)	200	202
SandRidge Energy
8.125%, 10/15/22	1,000	999
7.500%, 03/15/21	650	634
Ultra Petroleum
5.750%, 12/15/18(A)	700	704
Unit
6.625%, 05/15/21	1,000	1,002

Total Petroleum & Fuel Products		20,484

Printing & Publishing [0.0%]
Expo Event Transco
9.000%, 06/15/21(A)	20	21

Property/Casualty Ins [0.7%]
Lancashire Holdings
5.700%, 10/01/22(A)	480	518
QBE Capital Funding III
7.250%, 05/24/41(A) (C)	250	273

Total Property/Casualty Ins		791

Publishing-Books [0.5%]
McGraw-Hill Global Education Holdings
9.750%, 04/01/21	500	552

Real Estate [0.3%]
Kennedy-Wilson
5.875%, 04/01/24	300	302

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 59

schedule of investments
September 30, 2014

City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Real Estate Investment Trusts [0.5%]
Hospitality Properties Trust
4.500%, 03/15/25	$550	$543

Resorts/Theme Parks [0.5%]
Cedar Fair
5.375%, 06/01/24(A)	600	582

Retail [6.8%]
AmeriGas Finance
7.000%, 05/20/22	1,510	1,581
Brunswick
4.625%, 05/15/21(A)	550	535
Checkers Drive-In Restaurants
11.000%, 12/01/17(A)	650	712
CST Brands
5.000%, 05/01/23	400	390
GRD Holdings III
10.750%, 06/01/19(A)	2,170	2,392
Guitar Center
6.500%, 04/15/19(A)	695	626
Men’s Wearhouse
7.000%, 07/01/22(A)	100	101
PF Chang’s China Bistro
10.250%, 06/30/20(A)	285	283
QVC
4.450%, 02/15/25(A)	450	444
Suburban Propane Partners
5.500%, 06/01/24	450	430

Total Retail		7,494

Telecommunication Equip [1.0%]
Alcatel-Lucent USA
6.750%, 11/15/20(A)	300	304
Avaya
7.000%, 04/01/19(A)	850	825

Total Telecommunication Equip		1,129

Telephones & Telecommunications [1.4%]
Level 3 Escrow II
5.375%, 08/15/22(A)	250	245
UPCB Finance V
7.250%, 11/15/21(A)	500	535
Virgin Media Finance
6.375%, 04/15/23(A)	700	723

Total Telephones & Telecommunications		1,503

Description	Face Amount (000)	Value (000)
Transportation Services [4.5%]
Harbinger Group
7.875%, 07/15/19	$404	$430
7.750%, 01/15/22	1,633	1,621
Marquette Transportation
10.875%, 01/15/17	1,110	1,163
Pegasus Solutions
10.500%, 04/15/15(A) (H)	100	93
Travelport
13.875%, 03/01/16(A) (B)	177	176
11.875%, 09/01/16	90	90
6.359%, 03/01/16(A) (C)	1,333	1,333

Total Transportation Services		4,906

Total Corporate Bonds
(Cost $89,345)		89,836

Loan Participations [6.5%]
Automotive [0.6%]
American Tire Distributors, First Lien Term Loan
5.750%, 06/01/18	620	619
American Tire Distributors, Term Loan
0.000%, 06/01/18	76	76

Total Automotive		695

Building Materials [0.4%]
Interline Brands, Commitment Term Loan
4.000%, 03/17/21	57	56
Interline Brands, Term Loan
4.000%, 03/17/21	341	334

Total Building Materials		390

Computer & Electronics [1.9%]
Evergreen Skills, First Lien Term Loan
4.500%, 04/28/21	629	617
Evergreen Skills, Term Loan
4.500%, 04/28/21	271	265
Flexera Software, Term Loan
4.500%, 04/02/20	484	480
Go Daddy Operating, Term Loan
4.750%, 05/13/21(F)	738	727

Total Computer & Electronics		2,089

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 60

schedule of investments
September 30, 2014

City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Forest Products [0.3%]
Hoffmaster Group, Term Loan
5.250%, 05/09/20	$299	$298

Insurance [0.4%]
Asurion Corporation, Incremental Tranche B-1
5.000%, 05/24/19	496	493

Manufacturing [0.2%]
Pelican Products, Term Loan
9.250%, 04/09/21	250	249

Oil & Gas [0.7%]
Cactus Wellhead, First Lien Term Loan
7.000%, 07/31/20	350	343
Expro Holding, Term Loan
0.000%, 09/02/21(F)	300	298
Frac Tech International, Term Loan B
5.750%, 04/16/21	175	175

Total Oil & Gas		816

Professional & Business Services [0.7%]
AlliedBarton, First Lien Term Loan
4.250%, 02/12/21	544	535
Intertrust Group, Second Lien Term Loan
8.000%, 04/15/22	200	198

Total Professional & Business Services		733

Retail [0.7%]
Hardware Holdings, Term Loan
0.000%, 09/30/19(F)	400	388
Neiman Marcus (fka Mariposa), New Term Loan
4.250%, 10/25/20	348	342

Total Retail		730

Telecommunications [0.4%]
Avaya Inc., Term B3 Extended
4.654%, 10/26/17	497	473

Description	Face Amount (000)/Shares	Value (000)
Transportation [0.2%]
CEVA Group, First Lien Term Loan
6.500%, 03/19/21	$199	$193
Global Aviation, Term Loan
10.000%, 07/13/17(D) (H)	22	—
3.000%, 02/13/18(D) (H)	223	—

Total Transportation		193

Total Loan Participations
(Cost $7,403)		7,159

Preferred Stock [0.9%]
Insurance [0.9%]
Aspen Insurance Holdings (C)	40,000	999

Miscellaneous Manufacturing [0.0%]
CEVA Group *	49	58

Total Preferred Stock
(Cost $1,044)		1,057

Common Stock [0.5%]
Electronic Equipment & Instruments [0.0%]
CUI *(G) (H)	—	13

Metals & Mining [0.1%]
Mirabela Nickel *	2,465,571	142

Miscellaneous Manufacturing [0.1%]
CEVA Group *	22	27

Printing & Publishing [0.3%]
Houghton Mifflin Harcourt *	16,866	328

Total Common Stock
(Cost $853)		510

Convertible Bond [0.5%]
Metals & Mining [0.5%]
Mirabela Nickel
9.500%, 06/20/19(A) (G) (H)	542	542

Total Convertible Bond
(Cost $543)		542

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 61

schedule of investments
September 30, 2014

City National Rochdale High Yield Bond Fund (continued)
Description	Face Amount (000)/ Number of Warrants/Shares	Value (000)
Asset-Backed Security [0.4%]
Airlines [0.4%]
United Airlines 2013-1 Class B Pass Through Trust
5.375%, 08/15/21	$400	$413

Total Asset-Backed Security
(Cost $400)		413

Mortgage-Backed Security [0.3%]
SRERS Funding, Ser 2011-RS, Cl A1B1
0.406%, 10/09/14(A) (C)	351	334

Total Mortgage-Backed Security
(Cost $308)		334

Warrants [0.0%]
Alion Science and Technology,
Expires 03/15/17*(H)	380	—
Global Aviation*(H)	35,583	—

Total Warrants
(Cost $0)		—

Special Stock [0.0%]
Broadcasting & Cable [0.0%]
Adelphia Recovery Trust *(G) (H)	8,500	—

Total Special Stock
(Cost $9)		—

Short-Term Investments [1.6%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010%** ‡	856,058	856
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**	955,540	956

Total Short-Term Investments
(Cost $1,812)		1,812

Total Investments [91.8%]
(Cost $101,717)		$101,663

Percentages are based on Net Assets of $110,779 (000).

‡	Investment in Affiliate.

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2014.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2014, the value of these securities amounted to $49,895 (000), representing 45.0% of the net assets of the Fund.

(B)	Payment in Kind.

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2014.

(D)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(E)	Step Bond — The rate reported is the rate in effect on September 30, 2014. The coupon on a step bond changes on a specific date.

(F)	Unsettled bank loan.

(G)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2014 was $560 (000) and represented 0.51% of net assets of the Fund.

(H)	Security is considered illiquid. The total value of such securities as of September 30, 2014 was $1,101 (000) and represented 1.0% of net assets of the Fund.

Cl — Class

MTN — Medium Term Note

REIT — Real Estate Investment Trust

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$89,831	$5	$89,836
Loan Participations	—	7,159	—	7,159
Preferred Stock	999	58	—	1,057
Common Stock	470	27	13	510
Convertible Bond	—	—	542	542
Asset-Backed Security	—	413	—	413
Mortgage-Backed Security	—	334	—	334
Warrants	—	—	—	—
Special Stock	—	—	—	—
Short-Term Investments	1,812	—	—	1,812
Total Investments in Securities	$3,281	$97,822	$560	$101,663

(1)
Of the $560 (000) Level 3 securities as of September 30, 2014, all are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs is required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 62

schedule of investments
September 30, 2014

City National Rochdale High Yield Bond Fund (concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2014:

	Investments in Corporate Bonds (000)	Investments in Preferred Stock (000)	Investments in Common Stock (000)
Beginning balance as of October 1, 2013	$—	$40	$19
Accrued discounts/ premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	—	18	8
Purchases	—	—	—
Sales/paydowns	—	—	—
Transfers into Level 3	5	—	13
Transfers out of Level 3	—	(58)	(27)
Ending balance as of March 31, 2014	$5	$—	$13
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$18	$8
	Investments in Convertible Bonds (000)	Investments in Mortgage-Backed Securities (000)	Investments in Warrants (000)
Beginning balance as of October 1, 2013	$—	$334	$28
Accrued discounts/ premiums	—	1	—
Realized gain/(loss)		5	(235)
Change in unrealized appreciation/(depreciation)	—	28	222
Purchases	542	5	—
Sales/paydowns	—	(39)	(15)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(334)	—
Ending balance as of March 31, 2014	$542	$—	$—
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$28	$222

Total (000)
Beginning balance as of October 1, 2013	$421
Accrued discounts/ premiums	1
Realized gain/(loss)	(230)
Change in unrealized appreciation/(depreciation)	276
Purchases	547
Sales/paydowns	(54)
Transfers into Level 3	18
Transfers out of Level 3	(419)
Ending balance as of March 31, 2014	$560
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$276

For the year ended September 30, 2014, there have been transfers between Level 1 and Level 2 assets and liabilities. For the year ended September 30, 2014, there have been transfers between Level 2 and Level 3 assets and liabilities. The transfers between fair values hierarchy levels were due to changes in the availability of observable inputs to determine fair value. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 63

schedule of investments
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [68.7%]
Consumer Discretionary [1.8%]
AutoZone
3.700%, 04/15/22	$250	$255
Best Buy
3.750%, 03/15/16	300	306
CBS
3.375%, 03/01/22	175	175
Comcast
3.125%, 07/15/22	200	201
Expedia
5.950%, 08/15/20	250	281
Gap
5.950%, 04/12/21	495	563
Johnson Controls
5.500%, 01/15/16	100	106
Scripps Networks Interactive
2.700%, 12/15/16	1,000	1,034
Time Warner Cable
4.125%, 02/15/21	165	175
Toys R Us Property II
8.500%, 12/01/17	1	1
Tupperware Brands
4.750%, 06/01/21	500	531
Viacom
6.250%, 04/30/16	125	135

Description	Face Amount (000)	Value (000)
Yum! Brands
6.250%, 03/15/18	$30	$34

Total Consumer Discretionary		3,797

Consumer Staples [1.8%]
Avon Products
6.500%, 03/01/19	250	269
Bunge Finance
8.500%, 06/15/19	105	131
5.900%, 04/01/17	100	110
5.100%, 07/15/15	500	517
Campbell Soup
8.875%, 05/01/21	350	467
ConAgra Foods
4.950%, 08/15/20	410	449
1.900%, 01/25/18	200	199
Lorillard Tobacco
8.125%, 06/23/19	500	612
PepsiAmericas
4.875%, 01/15/15	250	253
Reynolds American
6.750%, 06/15/17	100	113
WM Wrigley Jr
4.650%, 07/15/15	750	773

Total Consumer Staples		3,893

Energy [5.1%]
Boardwalk Pipelines
5.875%, 11/15/16	146	158
5.750%, 09/15/19	175	191
5.500%, 02/01/17	221	238
5.200%, 06/01/18	84	88
BP Capital Markets
3.200%, 03/11/16	100	104
3.125%, 10/01/15	145	149
Buckeye Partners
6.050%, 01/15/18	155	173
ConocoPhillips
5.750%, 02/01/19	290	331
DCP Midstream
9.750%, 03/15/19(A)	114	146
DCP Midstream Operating
3.250%, 10/01/15	120	123
Ecopetrol
7.625%, 07/23/19	250	297
Enbridge Energy Partners
5.875%, 12/15/16	191	209
5.350%, 12/15/14	20	20

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 64

schedule of investments
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Energy Transfer Partners
9.700%, 03/15/19	$330	$422
9.000%, 04/15/19	189	237
6.125%, 02/15/17	426	470
3.600%, 02/01/23	200	195
Enterprise Products Operating
6.500%, 01/31/19	140	164
3.700%, 06/01/15	125	127
EOG Resources
5.625%, 06/01/19	290	333
FMC Technologies
3.450%, 10/01/22	200	197
Husky Energy
3.950%, 04/15/22	150	155
Kinder Morgan Energy Partners
5.950%, 02/15/18	75	84
5.300%, 09/15/20	125	138
Marathon Oil
6.000%, 10/01/17	150	169
National Oilwell Varco
6.125%, 08/15/15	100	100
ONEOK Partners
2.000%, 10/01/17	155	156
Panhandle Eastern Pipe Line
7.000%, 06/15/18	396	456
Petrofac
3.400%, 10/10/18(A)	125	128
Plains All American Pipeline
5.875%, 08/15/16	205	222
Plains Exploration & Production
6.125%, 06/15/19	1,309	1,433
PPL Energy Supply
6.200%, 05/15/16	105	112
Puget Energy
6.000%, 09/01/21	500	581
Rowan
4.875%, 06/01/22	200	208
Sabine Pass LNG
7.500%, 11/30/16	100	106
Spectra Energy Capital
6.750%, 07/15/18	745	846
6.200%, 04/15/18	135	153
Total Capital International
1.500%, 02/17/17	100	101
Transocean
7.375%, 04/15/18	494	558
6.000%, 03/15/18	500	539

Description	Face Amount (000)	Value (000)
Williams Partners
3.350%, 08/15/22	$200	$196

Total Energy		10,813

Financials [27.9%]
ACE INA Holdings
5.800%, 03/15/18	300	339
Alleghany
5.625%, 09/15/20	270	302
American Express
0.825%, 05/22/18(B)	3,000	3,026
American Express Credit, MTN
2.800%, 09/19/16	175	181
American International Group
6.400%, 12/15/20	49	58
Aon
3.500%, 09/30/15	200	206
Associates Corp of North America
6.950%, 11/01/18	150	176
Axis Specialty Finance
5.875%, 06/01/20	250	285
Bank of America
10.200%, 07/15/15	350	376
5.700%, 05/02/17	950	1,042
5.420%, 03/15/17	42	46
Bank of America, MTN
5.650%, 05/01/18	145	161
Bank of Montreal, MTN
1.450%, 04/09/18	340	336
Bank of New York Mellon, MTN
3.100%, 01/15/15	175	176
Barclays Bank
5.125%, 01/08/20	100	112
BB&T, MTN
1.600%, 08/15/17	355	356
Bear Stearns
7.250%, 02/01/18	275	320
5.550%, 01/22/17	468	510
Berkshire Hathaway
3.000%, 02/11/23	250	248
1.550%, 02/09/18	300	299
Berkshire Hathaway Finance
1.600%, 05/15/17	440	445
BlackRock
3.500%, 12/10/14	170	171
Capital One Financial
1.500%, 03/22/18	475	468

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 65

schedule of investments
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Citigroup
6.125%, 05/15/18	$140	$159
4.500%, 01/14/22	2,000	2,144
CNA Financial
6.950%, 01/15/18	1,076	1,233
Commonwealth Bank of Australia, MTN
5.000%, 10/15/19(A)	150	167
Countrywide Financial, MTN
6.000%, 08/26/20(C)	313	311
Credit Suisse NY, MTN
5.300%, 08/13/19	150	169
Daimler Finance North America
1.875%, 01/11/18(A)	4,200	4,196
Dresdner Bank NY
7.250%, 09/15/15	1,150	1,202
ERAC USA Finance
3.300%, 10/15/22(A)	250	248
Ford Motor Credit
4.250%, 02/03/17	2,000	2,121
1.700%, 05/09/16	1,000	1,008
Goldman Sachs Group
6.250%, 09/01/17	550	618
6.150%, 04/01/18	150	169
5.625%, 01/15/17	700	760
5.350%, 01/15/16	250	264
Goldman Sachs Group, MTN
6.000%, 06/15/20	500	574
HSBC Finance
6.676%, 01/15/21	83	97
ING Bank
3.750%, 03/07/17(A)	200	210
Janus Capital Group
6.700%, 06/15/17	600	671
Jefferies Group
8.500%, 07/15/19	1,000	1,236
5.500%, 03/15/16	1,000	1,059
JPMorgan Chase
4.250%, 10/15/20	150	160
3.375%, 05/01/23	2,500	2,395
JPMorgan Chase, MTN
5.300%, 05/15/18	150	151
Lehman Brothers Holdings, MTN
7.000%, 09/28/37(D)	400	81
Macquarie Bank, MTN
2.600%, 06/24/19(A)	4,200	4,197
Marsh & McLennan, MTN
2.550%, 10/15/18	100	102
MetLife
6.817%, 08/15/18	3,500	4,105

Description	Face Amount (000)	Value (000)
Metropolitan Life Global Funding I
3.875%, 04/11/22(A)	$125	$131
Moody’s
5.500%, 09/01/20	800	901
Morgan Stanley, MTN
5.625%, 09/23/19	2,000	2,251
NASDAQ OMX Group
5.550%, 01/15/20	1,249	1,378
National Bank of Canada, MTN
1.450%, 11/07/17	750	745
National Rural Utilities Cooperative Finance
10.375%, 11/01/18	125	164
6.550%, 11/01/18	300	351
Navient, MTN
5.000%, 06/15/18	2	2
Penske Truck Leasing
3.750%, 05/11/17(A)	3,000	3,154
Principal Financial Group
8.875%, 05/15/19	130	165
3.300%, 09/15/22	200	199
Protective Life
6.400%, 01/15/18	250	278
Prudential Financial, MTN
5.375%, 06/21/20	145	164
Royal Bank of Canada, MTN
0.692%, 09/09/16(B)	125	126
Silicon Valley Bank
6.050%, 06/01/17	355	387
Simon Property Group
6.100%, 05/01/16	600	643
SunTrust Banks
6.000%, 09/11/17	254	285
Svenska Handelsbanken, MTN
5.125%, 03/30/20(A)	5,800	6,570
TD Ameritrade Holding
5.600%, 12/01/19	290	335
Toyota Motor Credit, MTN
2.000%, 09/15/16	100	102
UBS, MTN
7.375%, 06/15/17	388	439
US Bancorp, MTN
1.650%, 05/15/17	345	348
Volkswagen International Finance
2.375%, 03/22/17(A)	125	128
Wells Fargo Bank
5.750%, 05/16/16	100	108

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 66

schedule of investments
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Westpac Banking, MTN
1.600%, 01/12/18	$250	$249
Wilmington Trust
8.500%, 04/02/18	315	375

Total Financials		59,424

Healthcare [0.5%]
Actavis
3.250%, 10/01/22	500	482
Boston Scientific
6.400%, 06/15/16	145	158
UnitedHealth Group
4.700%, 02/15/21	200	223
1.625%, 03/15/19	250	245

Total Healthcare		1,108

Industrials [5.1%]
Carlisle
3.750%, 11/15/22	250	251
CNH America
7.250%, 01/15/16	388	407
Eaton
8.875%, 06/15/19	125	153
Embraer Overseas
5.696%, 09/16/23	520	555
GATX
6.000%, 02/15/18	170	190
General Electric Capital, MTN
6.000%, 08/07/19	410	478
5.625%, 09/15/17	300	335
5.300%, 02/11/21	3,500	3,945
4.375%, 09/16/20	150	164
IDEX
4.200%, 12/15/21	250	257
Joy Global
6.000%, 11/15/16	500	546
Lennox International
4.900%, 05/15/17	250	262
NuStar Logistics
8.150%, 04/15/18	250	284
4.800%, 09/01/20	200	195
Owens Corning
6.500%, 12/01/16	620	683
Penske Truck Leasing
4.875%, 07/11/22(A)	200	215
4.250%, 01/17/23(A)	300	309
3.375%, 03/15/18(A)	250	260
2.500%, 03/15/16(A)	500	510

Description	Face Amount (000)	Value (000)
Republic Services
3.550%, 06/01/22	$250	$254
Roper Industries
3.125%, 11/15/22	200	195
1.850%, 11/15/17	250	251
Xylem
3.550%, 09/20/16	200	209

Total Industrials		10,908

Information Technology [3.2%]
Arrow Electronics
6.875%, 06/01/18	400	456
Avnet
6.625%, 09/15/16	128	141
Fiserv
3.500%, 10/01/22	250	251
KLA-Tencor
6.900%, 05/01/18	200	232
Lexmark International
5.125%, 03/15/20	2,250	2,368
Nokia
5.375%, 05/15/19	950	1,005
Texas Instruments
1.650%, 08/03/19	295	287
Western Union
5.253%, 04/01/20	2,000	2,185

Total Information Technology		6,925

Materials [7.4%]
Airgas
2.900%, 11/15/22	250	241
AngloGold Ashanti Holdings
5.375%, 04/15/20	1,317	1,322
ArcelorMittal
10.350%, 06/01/19	200	244
9.500%, 02/15/15	400	411
6.125%, 06/01/18	800	848
Avery Dennison
5.375%, 04/15/20	405	447
Cabot
5.000%, 10/01/16	300	321
Glencore Canada
6.000%, 10/15/15	1,192	1,250
5.500%, 06/15/17	1,010	1,101
Glencore Funding
1.700%, 05/27/16(A)	1,500	1,510
1.587%, 01/15/19	2,000	2,015
International Paper
7.950%, 06/15/18	130	155

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 67

schedule of investments
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Kinross
5.125%, 09/01/21	$303	$309
Rio Tinto Finance USA
6.500%, 07/15/18	100	116
3.500%, 03/22/22	4,000	4,058
Southern Copper
6.375%, 07/27/15	380	396
Vale Canada
5.700%, 10/15/15	100	105
Vale Overseas
5.625%, 09/15/19	505	564
Worthington Industries
6.500%, 04/15/20	250	284

Total Materials		15,697

REITs [6.8%]
American Tower
3.400%, 02/15/19	2,100	2,146
BioMed Realty
3.850%, 04/15/16	500	521
Boston Properties
5.875%, 10/15/19	140	161
CommonWealth REIT
6.650%, 01/15/18	300	331
5.875%, 09/15/20	105	113
DDR
4.625%, 07/15/22	250	264
Equity One
3.750%, 11/15/22	250	248
HCP
6.000%, 03/01/15	215	220
6.000%, 01/30/17	350	387
2.625%, 02/01/20	175	172
HCP, MTN
6.300%, 09/15/16	462	508
Health Care REIT
5.875%, 05/15/15	268	277
4.950%, 01/15/21	155	171
Healthcare Realty Trust
6.500%, 01/17/17	250	276
Highwoods Realty
3.625%, 01/15/23	200	197
Liberty Property, MTN
7.500%, 01/15/18	177	204
National Retail Properties
6.875%, 10/15/17	300	344
3.800%, 10/15/22	350	357
Prologis
6.875%, 03/15/20	101	119
3.350%, 02/01/21	2,200	2,195

Description	Face Amount (000)	Value (000)
Realty Income
5.950%, 09/15/16	$129	$141
3.250%, 10/15/22	200	195
Senior Housing Properties Trust
6.750%, 12/15/21	500	577
4.300%, 01/15/16	500	514
Simon Property Group
5.750%, 12/01/15	408	428
2.200%, 02/01/19	2,800	2,808
2.150%, 09/15/17	350	357
Tanger Properties
6.150%, 11/15/15	115	122
Washington Real Estate Investment Trust
3.950%, 10/15/22	250	250

Total REITs		14,603

Shipping & Transportation [0.4%]
Federal Express 1998 Pass-Through Trust
7.020%, 01/15/16	382	397
Union Pacific
4.875%, 01/15/15	400	405

Total Shipping & Transportation		802

Telecommunication Services [4.8%]
America Movil
5.750%, 01/15/15	186	189
1.235%, 09/12/16(B)	3,000	3,033
AT&T
5.600%, 05/15/18	310	349
CenturyLink
6.450%, 06/15/21	355	380
5.800%, 03/15/22	250	256
COX Communications
7.250%, 11/15/15	231	247
COX Communications, MTN
6.850%, 01/15/18	224	254
Deutsche Telekom International Finance BV
6.000%, 07/08/19	50	58
Qwest
6.500%, 06/01/17	100	111
Telefonica Emisiones SAU
6.421%, 06/20/16	275	299
6.221%, 07/03/17	286	319
5.462%, 02/16/21	115	128
5.134%, 04/27/20	300	330
4.949%, 01/15/15	764	773

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 68

schedule of investments
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
3.992%, 02/16/16	$500	$520
3.729%, 04/27/15	400	407
Verizon Communications
8.750%, 11/01/18	2,000	2,493

Total Telecommunication Services		10,146

Utilities [3.9%]
AmeriGas Partners
6.500%, 05/20/21	477	489
Arizona Public Service
6.250%, 08/01/16	44	48
British Transco Finance
6.625%, 06/01/18	128	148
Cleveland Electric Illuminating
7.880%, 11/01/17	10	12
5.700%, 04/01/17	6	6
Entergy Mississippi
6.640%, 07/01/19	540	637
Entergy Texas
7.125%, 02/01/19	190	227
Exelon Generation
6.200%, 10/01/17	2,125	2,389
Jersey Central Power & Light
5.625%, 05/01/16	265	283
KeySpan
8.000%, 11/15/30	50	69
Korea Electric Power
6.750%, 08/01/27	75	93
National Fuel Gas
4.900%, 12/01/21	500	536
National Grid
6.300%, 08/01/16	270	296
Nisource Capital Markets, MTN
7.860%, 03/27/17	163	182
Northern Indiana Public Service, MTN
7.590%, 06/12/17	440	493
ONEOK
4.250%, 02/01/22	294	290
Pennsylvania Electric
6.625%, 04/01/19	15	17
PPL Energy Supply
5.700%, 10/15/15	75	78
Puget Energy
5.625%, 07/15/22	250	287
Puget Sound Energy, MTN
6.740%, 06/15/18	57	66

Description	Face Amount (000)	Value (000)
Southwestern Electric Power
5.875%, 03/01/18	$581	$654
3.550%, 02/15/22	500	512
Southwestern Public Service
8.750%, 12/01/18	250	314
Trans-Allegheny Interstate Line
4.000%, 01/15/15(A)	100	101
Xcel Energy
5.613%, 04/01/17	10	11

Total Utilities		8,238

Total Corporate Bonds
(Cost $142,490)		146,354

U.S. Government Agency Obligations [9.0%]
FHLB
0.875%, 05/24/17	2,000	1,995
FHLMC
1.750%, 05/30/19	3,000	2,991
1.000%, 09/29/17	660	657
FNMA
5.000%, 03/15/16	5,700	6,079
1.875%, 09/18/18	150	151
1.625%, 11/27/18	6,000	5,988
1.375%, 11/15/16	460	467
1.125%, 04/27/17	470	472
0.875%, 05/21/18	350	343

Total U.S. Government Agency Obligations
(Cost $19,141)		19,143

Municipal Bonds [3.7%]
California [1.9%]
California State, Department of Water Resources, Ser L, RB
Callable 05/01/20 @ 100
5.000%, 05/01/21	3,460	4,106

Florida [1.8%]
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	3,870	3,888

Total Municipal Bonds
(Cost $7,907)		7,994

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 69

schedule of investments
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Shares/Face Amount (000)	Value (000)
Preferred Stock [3.6%]
Financials [1.2%]
BB&T	10,000	$231
Citigroup	10,000	238
Goldman Sachs Group	25,000	603
HSBC Holdings	30,000	799
JPMorgan Chase	20,000	458
Prudential Financial	10,000	247

Total Financials		2,576

Industrials [0.4%]
Pitney Bowes	10,000	259
Stanley Black & Decker	20,000	494

Total Industrials		753

REITs [1.5%]
Digital Realty Trust	10,000	252
Kimco Realty	10,000	231
National Retail Properties	20,000	517
Realty Income	20,000	523
Senior Housing Properties Trust	52,500	1,234
Vornado Realty Trust	20,000	478

Total REITs		3,235

Telecommunication Services [0.3%]
Telephone & Data Systems	30,000	679

Utilities [0.2%]
SCE Trust I	20,000	471

Total Preferred Stock
(Cost $7,904)		7,714

Commercial Mortgage-Backed Obligations [3.6%]
Bear Stearns Commercial Mortgage Securities Trust, Ser PWR9, Cl A4A
4.871%, 09/11/42	$163	167
Carmax Auto Owner Trust, Ser 2014-2, Cl A3
0.980%, 01/15/19	5,350	5,340
CD 2005-CD1 Commercial Mortgage Trust, Ser CD1, Cl A4
5.399%, 07/15/44(B)	190	195
Commercial Mortgage Trust, Ser 2005-C6, Cl A5A
5.116%, 06/10/44(B)	261	266

Description	Face Amount (000)	Value (000)
Commercial Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/45	$125	$125
Credit Suisse First Boston Mortgage Securities, Ser C5, Cl A4
5.100%, 08/15/38(B)	206	211
GS Mortgage Securities II, Ser GCJ9, Cl A3
2.773%, 11/10/45	275	268
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2005-CB12, Cl A4
4.895%, 09/12/37	275	280
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Cl A5
2.960%, 04/15/46	150	146
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C6, Cl A4
2.858%, 11/15/45	275	269
NCUA Guaranteed Notes Trust, Ser 2010-C1, Cl A2
2.900%, 10/29/20	225	232
NCUA Guaranteed Notes Trust, Ser 2010-R1, Cl 2A
1.840%, 10/07/20	30	30
Wachovia Bank Commercial Mortgage Trust Series, Ser C22, Cl A4
5.455%, 12/15/44(B)	239	247

Total Commercial Mortgage-Backed Obligations
(Cost $7,842)		7,776

U.S. Government Mortgage-Backed Obligations [3.0%]
FHLMC, Pool 1B2677
2.525%, 01/01/35(B)	8	8
FHLMC, Pool 1B2683
2.522%, 01/01/35(B)	5	6
FHLMC, Pool 1B2692
2.375%, 12/01/34(B)	12	13
FHLMC, Pool A93505
4.500%, 08/01/40	52	56
FHLMC, Pool A93996
4.500%, 09/01/40	77	83
FHLMC, Pool C03490
4.500%, 08/01/40	397	429
FHLMC, Pool C09015
3.000%, 10/01/42	241	239

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 70

schedule of investments
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FHLMC, Pool C20300
6.500%, 01/01/29	$4	$5
FHLMC, Pool E01280
5.000%, 12/01/17	4	5
FHLMC, Pool G02940
5.500%, 05/01/37	16	18
FHLMC, Pool G04222
5.500%, 04/01/38	25	28
FHLMC, Pool G04913
5.000%, 03/01/38	91	100
FHLMC, Pool G08003
6.000%, 07/01/34	22	25
FHLMC, Pool G11431
6.000%, 08/01/18	3	3
FHLMC, Pool G11880
5.000%, 12/01/20	17	18
FHLMC, Pool G18124
6.000%, 06/01/21	12	13
FHLMC, Pool J19197
3.000%, 05/01/27	179	185
FHLMC, Pool Q08998
3.500%, 06/01/42	208	212
FHLMC, Pool Q10378
3.000%, 08/01/42	231	229
FHLMC, Ser 2004-2804, Cl VC, Pool FHR 2804 VC
5.000%, 07/15/21	100	106
FHLMC Multifamily Structured Pass Through Certificates, Ser K003, Cl A4
5.053%, 01/25/19	150	168
FHLMC Multifamily Structured Pass Through Certificates, Ser K704, Cl A2
2.412%, 08/25/18	400	409
FHLMC Multifamily Structured Pass Through Certificates, Ser K705, Cl A2
2.303%, 09/25/18	200	203
FHLMC Multifamily Structured Pass Through Certificates, Ser K708, Cl A2
2.130%, 01/25/19	300	302
FNMA, Pool 252570
6.500%, 07/01/29	6	7
FNMA, Pool 253183
7.500%, 04/01/30	1	1
FNMA, Pool 253398
8.000%, 08/01/30	2	2
FNMA, Pool 254545
5.000%, 12/01/17	12	13

Description	Face Amount (000)	Value (000)
FNMA, Pool 254685
5.000%, 04/01/18	$11	$12
FNMA, Pool 254949
5.000%, 11/01/33	16	18
FNMA, Pool 255814
5.500%, 08/01/35	31	35
FNMA, Pool 303168
9.500%, 02/01/25	2	3
FNMA, Pool 725424
5.500%, 04/01/34	26	29
FNMA, Pool 735060
6.000%, 11/01/34	16	19
FNMA, Pool 735228
5.500%, 02/01/35	14	16
FNMA, Pool 735230
5.500%, 02/01/35	34	38
FNMA, Pool 745275
5.000%, 02/01/36	139	154
FNMA, Pool 745418
5.500%, 04/01/36	160	179
FNMA, Pool 827223
1.968%, 04/01/35(B)	70	73
FNMA, Pool 844809
5.000%, 11/01/35	68	76
FNMA, Pool AD0454
5.000%, 11/01/21	37	40
FNMA, Pool AD8522
4.000%, 08/01/40	54	57
FNMA, Pool AE0828
3.500%, 02/01/41	386	395
FNMA, Pool AH0621
3.500%, 01/01/41	97	99
FNMA, Pool AJ1407
4.000%, 09/01/41	86	91
FNMA, Pool AJ7689
4.000%, 12/01/41	278	293
FNMA, Pool AK0971
3.000%, 02/01/27	168	173
FNMA, Pool AO2970
3.000%, 05/01/42	220	217
FNMA, Pool AO4137
3.500%, 06/01/42	226	231
FNMA, Pool MA1277
2.500%, 12/01/27	156	158
FNMA REMIC Trust, Ser 2004-W6, Cl 1A6
5.500%, 07/25/34	86	89
GNMA, Pool 780315
9.500%, 12/15/17	2	2

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 71

schedule of investments
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
GNMA, Pool G2 4696
4.500%, 05/20/40	$186	$203
GNMA, Pool G2 4747
5.000%, 07/20/40	71	79
GNMA, Pool G2 4923
4.500%, 01/20/41	101	110
GNMA, Pool G2 MA0155
4.000%, 06/20/42	248	263
GNMA, Pool G2 MA0392
3.500%, 09/20/42	260	269

Total U.S. Government Mortgage-Backed Obligations
(Cost $6,175)		6,307

U.S. Treasury Obligations [2.9%]
U.S. Treasury Note
2.750%, 02/15/19	845	884
2.625%, 11/15/20	425	438
2.375%, 07/31/17	1,010	1,048
1.750%, 10/31/18	610	614
1.250%, 04/30/19	2,375	2,328
0.875%, 07/31/19	815	781

Total U.S. Treasury Obligations
(Cost $6,158)		6,093

Asset-Backed Securities [0.9%]
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/37	111	118
BT SPE (Acquired 07/06/11, Acquisition Cost $1,102,589)
9.250%, 06/06/16(E) (F)	856	807
Cityscape Home Equity Loan Trust Series, Ser 1997-C, Cl A4
7.000%, 07/25/28(D) (E) (F)	5	—
Conseco Financial, Ser 1997-7, Cl A6
6.760%, 07/15/28	26	27
Contimortgage Home Equity Loan Trust, Ser 1997-2, Cl A9
7.090%, 04/15/28	—	—
GMACM Mortgage Loan Trust, Ser 2004-GH1, Cl A6
4.810%, 07/25/35	26	26

Description	Face Amount (000)	Value (000)
Hyundai Auto Receivables Trust, Ser 2013-B, Cl A2
0.530%, 03/15/16	$853	$853

Total Asset-Backed Securities
(Cost $1,878)		1,831

Foreign Government Bonds [0.2%]
Mexico Government International Bond, MTN
5.125%, 01/15/20	100	111
Province of Newfoundland and Labrador Canada
7.320%, 10/13/23	100	131
Province of Quebec Canada, MTN
7.380%, 04/09/26(C)	100	135

Total Foreign Government Bonds
(Cost $361)		377

Certificate of Deposit [0.1%]
Swiss Bank
7.375%, 07/15/15	175	184

Total Certificate of Deposit
(Cost $178)		184

Residential Mortgage-Backed Securities [0.0%]
Banc of America Alternative Loan Trust, Ser 2004-2, Cl 5A1
5.500%, 03/25/19	29	30
RAAC, Ser 2004-SP1, Cl AI4
5.285%, 08/25/27(B)	5	5
Residential Accredit Loans, Ser 2004-QS5, Cl A5
4.750%, 04/25/34	8	8
Residential Accredit Loans, Ser 2004-QS6, Cl A1
5.000%, 05/25/19	14	15
Residential Asset Mortgage Products, Ser 2002-RS3, Cl AI5
5.572%, 06/25/32(B)	31	31
WaMu Mortgage Pass-Through Certificates Series Trust, Ser 2004-CB2, Cl 5A
5.000%, 07/25/19	44	45

Total Residential Mortgage-Backed Securities
(Cost $132)		134

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 72

schedule of investments
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Shares	Value (000)
Short-Term Investments [3.4%]
City National Rochdale Government Money Market Fund, 0.010%** ‡	4,175,720	$4,176
SEI Daily Income Trust Government Fund, Cl A, 0.020%**	3,029,387	3,029

Total Short-Term Investments
(Cost $7,205)		7,205

Total Investments [99.1%]
(Cost $207,371)		$211,112

Percentages are based on Net Assets of $213,048 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2014.

‡	Investment in Affiliate.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2014, the value of these securities amounted to $22,180 (000), representing 10.4% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2014.

(C)	Step Bond — The rate reported is the rate in effect on September 30, 2014. The coupon on a step bond changes on a specific date.

(D)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(E)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2014 was $807 (000) and represented 0.4% of net assets of the Fund.

(F)	Security is considered illiquid. The total market value of such security as of September 30, 2014 was $807 (000) and represented 0.4% of net assets of the Fund.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

NCUA — National Credit Union Administration

NY — New York

RB — Revenue Bond

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

SPE — Special Purpose Entity

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$146,354	$—	$146,354
U.S. Government Agency Obligations	—	19,143	—	19,143
Municipal Bonds	—	7,994	—	7,994
Preferred Stock	4,791	2,923	—	7,714
Commercial Mortgage-Backed Obligations	—	7,776	—	7,776
U.S. Government Mortgage-Backed Obligations	—	6,307	—	6,307
U.S. Treasury Obligations	—	6,093	—	6,093
Asset-Backed Securities	—	1,024	807	1,831
Foreign Government Bonds	—	377	—	377
Certificate of Deposit	—	184	—	184
Residential Mortgage-Backed Securities	—	134	—	134
Short-Term Investments	7,205	—	—	7,205
Total Investments in Securities	$11,996	$198,309	$807	$211,112

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 73

schedule of investments
September 30, 2014

City National Rochdale Intermediate Fixed Income Fund (concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2014:

Investments in Asset-Backed Securities
Beginning balance as of October 1, 2013	$1,158
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	22
Purchases	—
Sales/paydowns	(373)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of September 30, 2014	$807
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$22

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2014. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2014 (000)	Valuation Techniques
BT SPE	$807	Discounted Cash Flow Model based on actual collection level and experienced defaults

		Observable Inputs
		Accumulated Collections
		Accumulated Defaults
		Annualized Default Rate
		Accumulated Default Rate
		Pace of Collection Pace of Defaults
		Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	9.25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement. Increases in projected collection rates in isolation would result in a higher fair value measurement, while increases in unexpected discount rates and in projected default rates in isolation would result in a lower fair value measurement.

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 74

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [51.3%]
Advertising Sales [0.2%]
CBS Outdoor Americas Capital
5.875%, 03/15/25(A)	$550	$553
5.625%, 02/15/24(A)	275	275
5.250%, 02/15/22(A)	125	125
Lamar Media
5.875%, 02/01/22	525	541
5.375%, 01/15/24(A)	475	476
5.000%, 05/01/23	450	433

Total Advertising Sales		2,403

Aerospace & Defense [0.3%]
Accudyne Industries Borrower
7.750%, 12/15/20(A)	1,425	1,478
BE Aerospace
5.250%, 04/01/22	725	781
TransDigm
7.500%, 07/15/21	100	107
6.500%, 07/15/24(A)	575	573
6.000%, 07/15/22(A)	950	938

Total Aerospace & Defense		3,877

Agricultural [0.2%]
Avangardco Investments Public
10.000%, 10/29/15	1,250	1,062
Mriya Agro Holding
9.450%, 04/19/18	1,195	299
UKRLANDFARMING
10.875%, 03/26/18	1,950	1,365

Total Agricultural		2,726

Description	Face Amount (000)	Value (000)
Airlines [0.2%]
Avianca Holdings
8.375%, 05/10/20	$2,000	$2,120
SriLankan Airlines
5.300%, 06/27/19	1,000	998

Total Airlines		3,118

Applications Software [0.1%]
Nuance Communications
5.375%, 08/15/20(A)	900	880

Auto Rent & Lease [0.2%]
Hertz
6.750%, 04/15/19	825	851
6.250%, 10/15/22	1,025	1,038
Light Tower Rentals
8.125%, 08/01/19(A)	225	227
United Rentals North America
8.375%, 09/15/20	675	726
7.625%, 04/15/22	300	326
6.125%, 06/15/23	575	591
5.750%, 11/15/24	175	177

Total Auto Rent & Lease		3,936

Auto/Trk Prts and Equip-Repl [0.3%]
Allison Transmission
7.125%, 05/15/19(A)	650	681
Exide Technologies
8.625%, 02/01/18(B)	375	94
JB Poindexter
9.000%, 04/01/22(A)	725	778
UCI International
8.625%, 02/15/19	1,575	1,519

Total Auto/Trk Prts and Equip-Repl		3,072

Automotive [0.5%]
Automotores Gildemeister
8.250%, 05/24/21	1,205	825
6.750%, 01/15/23	665	443
Geely Automobile Holdings
5.250%, 10/06/19	1,000	993
Hyva Global BV
8.625%, 03/24/16	1,225	1,239
Jaguar Land Rover Automotive
8.125%, 05/15/21(A)	625	684

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 75

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
MPM Global Pte
6.750%, 09/19/19	$2,500	$2,491

Total Automotive		6,675

Autoparts [0.5%]
Affinia Group
7.750%, 05/01/21	1,325	1,361
American Axle & Manufacturing
7.750%, 11/15/19	600	672
6.250%, 03/15/21	275	286
5.125%, 02/15/19	500	498
International Automotive Components Group
9.125%, 06/01/18(A)	625	659
Lear
4.750%, 01/15/23	1,075	1,062
Schaeffler Finance BV
4.750%, 05/15/21(A)	625	623
Schaeffler Finance BV, MTN
4.250%, 05/15/21(A)	375	361
Schaeffler Holding Finance BV
6.875%, 08/15/18(A)	850	884
Stackpole International Intermediate
7.750%, 10/15/21(A)	1,150	1,156

Total Autoparts		7,562

Banks [4.0%]
Access Bank, MTN
9.250%, 06/24/21(C)	1,975	2,044
Alfa Bank Via Alfa Bond Issuance
7.750%, 04/28/21	960	962
7.500%, 09/26/19	2,280	2,233
Alliance Bank JSC
25.346%, 03/25/20(D)	7,034	2,814
10.631%, 03/25/20(A) (D)	1,838	735
Banco BMG
8.000%, 04/15/18	1,000	1,058
Bank of Georgia JSC, MTN
7.750%, 07/05/17	2,200	2,336
CIT Group
5.375%, 05/15/20	225	232
5.250%, 03/15/18	1,050	1,081
5.000%, 08/01/23	1,175	1,166
4.250%, 08/15/17	175	177
Commercial Bank Privatbank JSC Via Standard Bank
5.799%, 02/09/16(C) (E)	370	239

Description	Face Amount (000)	Value (000)
Credit Bank of Moscow Via CBOM Finance
7.700%, 02/01/18	$1,850	$1,797
Diamond Bank
8.750%, 05/21/19	1,950	1,946
Eastern and Southern African Trade and Development Bank
6.375%, 12/06/18	3,200	3,352
FBN Finance BV
8.000%, 07/23/21(C)	3,570	3,601
Finansbank
6.250%, 04/30/19	2,000	2,081
International Bank of Azerbaijan Via Rubrika Finance
7.200%, 10/31/16	500	513
International Bank of Azerbaijan Via Rubrika Finance, MTN
7.750%, 09/26/18	2,000	2,080
Kaspi Bank JSC
9.875%, 10/28/16	3,105	3,252
Kazkommertsbank
8.500%, 05/11/18	1,580	1,588
Kazkommertsbank JSC
6.765%, 07/27/16(C) (E)	3,000	2,805
Kazkommertsbank JSC, MTN
8.000%, 11/03/15	1,590	1,614
7.500%, 11/29/16	2,205	2,211
6.875%, 02/13/17	2,020	2,602
NDR Finance
8.000%, 06/22/17(C) (G)	721	325
Oschadbank Via SSB #1
8.875%, 03/20/18	350	265
8.250%, 03/10/16	505	394
Privatbank CJSC Via UK SPV Credit Finance, MTN
9.375%, 09/23/15	300	233
Renaissance Capital Via Renaissance Consumer Funding
13.500%, 06/21/18	1,624	1,437
Russian Standard Bank Via Russian Standard Finance
9.250%, 07/11/17	1,425	1,364
Russian Standard Bank Via Russian Standard Finance, MTN
10.750%, 04/10/18	1,150	1,012
Tinkoff Credit Systems Via TCS Finance
10.750%, 09/18/15	2,265	2,246
Tinkoff Credit Systems Via TCS Finance, MTN
14.000%, 06/06/18	875	873

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 76

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Trade & Development Bank of Mongolia, MTN
8.500%, 09/20/15	$1,105	$1,098
Zenith Bank, MTN
6.250%, 04/22/19	2,000	1,990

Total Banks		55,756

Beauty Products [0.1%]
First Quality Finance
4.625%, 05/15/21(A)	950	886

Broadcasting & Cable [2.0%]
AMC Networks
7.750%, 07/15/21	600	654
4.750%, 12/15/22	325	321
Anixter
5.625%, 05/01/19	600	631
5.125%, 10/01/21	300	296
Belden
5.250%, 07/15/24(A)	225	215
CCO Holdings
8.125%, 04/30/20	50	53
7.375%, 06/01/20	300	317
6.625%, 01/31/22	650	683
5.750%, 09/01/23	525	522
5.750%, 01/15/24	250	249
5.250%, 03/15/21	675	662
Cequel Communications Holdings I
6.375%, 09/15/20(A)	850	874
5.125%, 12/15/21(A)	650	621
Clear Channel Communications
9.000%, 03/01/21	1,525	1,517
Clear Channel Worldwide Holdings
7.625%, 03/15/20	450	465
6.500%, 11/15/22	2,000	2,045
Columbus International
7.375%, 03/30/21	4,295	4,467
Crown Media Holdings
10.500%, 07/15/19	1,100	1,202
DISH DBS
5.875%, 07/15/22	2,425	2,474
5.000%, 03/15/23	100	96
General Cable
5.750%, 10/01/22	275	256
Gray Television
7.500%, 10/01/20	1,000	1,023

Description	Face Amount (000)	Value (000)
Numericable Group
6.250%, 05/15/24(A)	$575	$574
6.000%, 05/15/22(A)	800	806
Polish Television Holding BV
11.000%, 01/15/21	1,275	1,898
Sinclair Television Group
5.625%, 08/01/24(A)	550	529
Unitymedia Hessen GmbH & KG
5.500%, 01/15/23(A)	525	530
VTR Finance BV
6.875%, 01/15/24	3,845	3,980

Total Broadcasting & Cable		27,960

Building & Construction [2.4%]
Agile Property Holdings
9.875%, 03/20/17	650	689
Allegion US Holding
5.750%, 10/01/21	550	561
Building Materials Corp of America
7.500%, 03/15/20(A)	100	105
6.750%, 05/01/21(A)	575	602
Cemex
7.250%, 01/15/21	565	597
6.500%, 12/10/19	1,755	1,812
5.875%, 03/25/19	770	774
5.700%, 01/11/25(A)	560	540
CEMEX Espana
9.875%, 04/30/19	1,250	1,388
Cemex Finance
9.375%, 10/12/22	4,045	4,561
China Shanshui Cement Group
10.500%, 04/27/17	1,145	1,197
Cimento Tupi
9.750%, 05/11/18	4,000	3,990
CPG Merger Sub
8.000%, 10/01/21(A)	575	585
Dry Mix Solutions Investissements SAS
4.334%, 06/15/21(C)	3,000	3,677
Interline Brands
10.000%, 11/15/18(F)	1,350	1,407
Masonite International
8.250%, 04/15/21(A)	925	990
MasTec
4.875%, 03/15/23	250	234
Nortek
8.500%, 04/15/21	1,600	1,720

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 77

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
OAS Finance
8.875%, 04/25/18(C)	$2,000	$1,869
Ply Gem Industries
6.500%, 02/01/22	675	641
Reliance Intermediate Holdings
9.500%, 12/15/19(A)	300	314
Roofing Supply Group
10.000%, 06/01/20(A)	775	814
USG
7.875%, 03/30/20(A)	250	270
5.875%, 11/01/21(A)	650	663
West China Cement
6.500%, 09/11/19	2,000	1,920
Wise Metals Intermediate Holdings
9.750%, 06/15/19(A)	550	583
Yuksel Insaat
9.500%, 11/10/15	1,000	682

Total Building & Construction		33,185

Building & Construction Supplies [0.1%]
Signode Industrial Group Lux
6.375%, 05/01/22(A)	1,575	1,512

Building-Heavy Construct [0.3%]
Empresas ICA
8.900%, 02/04/21	1,920	2,035
8.875%, 05/29/24	1,900	1,952

Total Building-Heavy Construct		3,987

Business Services [0.1%]
CoreLogic
7.250%, 06/01/21	775	814

Chemicals [0.7%]
Ashland
4.750%, 08/15/22	950	926
Axiall
4.875%, 05/15/23	100	96
Celanese US Holdings
4.625%, 11/15/22	375	368
Eagle Spinco
4.625%, 02/15/21	175	168
Fufeng Group
7.625%, 04/13/16	4,000	4,100
Hexion US Finance
8.875%, 02/01/18	1,625	1,655

Description	Face Amount (000)	Value (000)
Huntsman International
8.625%, 03/15/20	$150	$158
4.875%, 11/15/20	650	640
Novacap International SAS, MTN
5.209%, 05/01/19(C)	1,000	1,265
WR Grace & Co. - Conn
5.625%, 10/01/24(A)	225	231
5.125%, 10/01/21(A)	225	229

Total Chemicals		9,836

Coal Mining [0.8%]
Berau Capital Resources
12.500%, 07/08/15	765	593
Berau Coal Energy
7.250%, 03/13/17	1,905	1,257
Bumi Capital Pte
12.000%, 11/10/16	750	319
Bumi Investment Pte, MTN
10.750%, 10/06/17	2,555	1,086
Indo Energy Finance II BV
6.375%, 01/24/23	2,695	2,095
Mongolian Mining, MTN
8.875%, 03/29/17	6,936	4,368
New World Resources
7.875%, 05/01/18	1,300	841

Total Coal Mining		10,559

Coatings/Paint [0.1%]
US Coatings Acquisition
7.375%, 05/01/21(A)	1,300	1,394

Commercial Serv-Finance [0.3%]
Igloo Holdings
8.250%, 12/15/17(A) (F)	800	814
Interactive Data
5.875%, 04/15/19(A)	750	737
TransUnion Holding
9.625%, 06/15/18	1,200	1,236
8.125%, 06/15/18	475	492

Total Commercial Serv-Finance		3,279

Commercial Services [0.3%]
Anna Merger Sub
7.750%, 10/01/22(A)	1,000	1,005
BC Luxco 1
7.375%, 01/29/20	2,470	2,533

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 78

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Iron Mountain
5.750%, 08/15/24	$550	$540

Total Commercial Services		4,078

Computer Aided Design [0.2%]
Rolta
10.750%, 05/16/18	2,000	2,150
Rolta Americas
8.875%, 07/24/19	1,000	1,026

Total Computer Aided Design		3,176

Computer Graphics [0.2%]
Epicor Software
8.625%, 05/01/19	1,325	1,401
Southern Graphics
8.375%, 10/15/20(A)	1,375	1,430

Total Computer Graphics		2,831

Computer System Design & Services [0.3%]
Compiler Finance Sub
7.000%, 05/01/21(A)	900	850
NCR
6.375%, 12/15/23	525	550
5.875%, 12/15/21	400	409
5.000%, 07/15/22	800	782
4.625%, 02/15/21	250	245
SunGard Data Systems
7.375%, 11/15/18	25	26
6.625%, 11/01/19	650	650

Total Computer System Design & Services		3,512

Computers-Memory Devices [0.1%]
Seagate HDD Cayman
4.750%, 06/01/23	1,225	1,234
4.750%, 01/01/25(A)	250	249

Total Computers-Memory Devices		1,483

Consumer Products & Services [0.5%]
Prestige Brands
8.125%, 02/01/20	475	506
5.375%, 12/15/21(A)	525	494
Serta Simmons Holdings
8.125%, 10/01/20(A)	1,575	1,662

Description	Face Amount (000)	Value (000)
ServiceMaster
7.450%, 08/15/27	$225	$227
7.100%, 03/01/18	475	489
7.000%, 08/15/20	1,460	1,518
Spectrum Brands
6.750%, 03/15/20	925	964

Total Consumer Products & Services		5,860

Containers & Packaging [1.0%]
Ardagh Packaging Finance
9.125%, 10/15/20(A)	2,200	2,380
6.750%, 01/31/21(A)	200	200
Ball
4.000%, 11/15/23	825	767
Berry Plastics
5.500%, 05/15/22	1,425	1,372
Beverage Packaging Holdings Luxembourg II
6.000%, 06/15/17(A)	325	320
5.625%, 12/15/16(A)	300	298
BWAY Holding
9.125%, 08/15/21(A)	1,175	1,181
Crown Americas
4.500%, 01/15/23	1,025	969
Graphic Packaging International
4.750%, 04/15/21	200	199
Greif
7.750%, 08/01/19	725	823
Pactiv
7.950%, 12/15/25	200	211
Reynolds Group Issuer
9.875%, 08/15/19	1,950	2,099
8.250%, 02/15/21	1,425	1,507
5.750%, 10/15/20	1,350	1,373
Sealed Air
6.500%, 12/01/20(A)	725	773

Total Containers & Packaging		14,472

Data Processing/Mgmt [0.4%]
Audatex North America
6.125%, 11/01/23(A)	175	179
6.000%, 06/15/21(A)	1,175	1,204
First Data
8.750%, 01/15/22(A) (F)	4,225	4,479

Total Data Processing/Mgmt		5,862

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 79

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Dental Supplies and Equip [0.4%]
IDH Finance
5.561%, 12/01/18(C)	$3,000	$4,888

Diagnostic Equipment [0.2%]
Crimson Merger Sub
6.625%, 05/15/22(A)	2,200	2,005

Dialysis Centers [0.1%]
DaVita HealthCare Partners
5.750%, 08/15/22	875	907
5.125%, 07/15/24	175	172

Total Dialysis Centers		1,079

Distribution/Wholesale [0.2%]
American Builders & Contractors Supply
5.625%, 04/15/21(A)	675	662
DH Services Luxembourg Sarl
7.750%, 12/15/20(A)	1,350	1,418
VWR Funding
7.250%, 09/15/17	1,875	1,952

Total Distribution/Wholesale		4,032

Diversified Minerals [0.1%]
China Hongqiao Group
7.625%, 06/26/17	1,370	1,409

Diversified Operations [0.1%]
Fosun International
7.500%, 05/12/16	1,190	1,223

Drugs [0.2%]
Grifols Worldwide Operations
5.250%, 04/01/22(A)	550	543
Valeant Pharmaceuticals International
5.625%, 12/01/21(A)	425	424
VPII Escrow
7.500%, 07/15/21(A)	1,625	1,739

Total Drugs		2,706

E-Commerce/Services [0.1%]
IAC
4.750%, 12/15/22	1,250	1,200

Description	Face Amount (000)	Value (000)
Educational Software [0.0%]
Blackboard
7.750%, 11/15/19(A)	$600	$594

Electric Utilities [0.4%]
Calpine
6.000%, 01/15/22(A)	150	159
5.875%, 01/15/24(A)	550	570
5.750%, 01/15/25	950	923
NRG Energy
8.250%, 09/01/20	575	616
7.875%, 05/15/21	875	941
6.625%, 03/15/23	400	412
6.250%, 05/01/24(A)	500	501
Star Energy Geothermal Wayang Windu
6.125%, 03/27/20	1,000	1,022

Total Electric Utilities		5,144

Electrical Products [0.1%]
WESCO Distribution
5.375%, 12/15/21	875	868

Electronic Parts Distrib [0.1%]
Rexel
6.125%, 12/15/19(A)	1,275	1,307

Energy [0.0%]
CGG
6.500%, 06/01/21	825	722

Energy & Power [0.2%]
ContourGlobal Power Holdings
7.125%, 06/01/19	3,150	3,119

Enterprise Software/Serv [0.4%]
BMC Software Finance
8.125%, 07/15/21(A)	875	840
Boxer Parent
9.000%, 10/15/19(A)	1,200	1,104
Eagle Midco
9.000%, 06/15/18(A)	750	766
Infor Software Parent
7.125%, 05/01/21(A)	1,700	1,683
Infor US
9.375%, 04/01/19	1,225	1,323

Total Enterprise Software/Serv		5,716

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 80

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Entertainment & Gaming [1.0%]
Affinity Gaming
9.000%, 05/15/18	$775	$752
Ameristar Casinos
7.500%, 04/15/21	725	754
Chester Downs & Marina
9.250%, 02/01/20(A)	450	423
Churchill Downs
5.375%, 12/15/21(A)	300	301
Cinemark USA
7.375%, 06/15/21	200	214
5.125%, 12/15/22	300	295
GLP Capital
5.375%, 11/01/23	500	510
4.875%, 11/01/20	600	612
MGM Resorts International
8.625%, 02/01/19	375	423
7.750%, 03/15/22	1,475	1,641
6.750%, 10/01/20	250	266
5.250%, 03/31/20	350	350
Mohegan Tribal Gaming Authority
9.750%, 09/01/21	975	986
Penn National Gaming
5.875%, 11/01/21	1,275	1,176
Pinnacle Entertainment
7.750%, 04/01/22	600	652
6.375%, 08/01/21	400	418
Regal Entertainment Group
5.750%, 03/15/22	500	501
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)	1,525	1,472
Seminole Indian Tribe of Florida
7.804%, 10/01/20(A)	640	693
Station Casinos
7.500%, 03/01/21	1,125	1,173

Total Entertainment & Gaming		13,612

Entertainment Software [0.1%]
Activision Blizzard
6.125%, 09/15/23(A)	625	664
5.625%, 09/15/21(A)	125	130

Total Entertainment Software		794

E-Services/Consulting [0.1%]
TES Finance
6.750%, 07/15/20	1,000	1,508

Description	Face Amount (000)	Value (000)
Financial Services [0.8%]
AerCap Ireland Capital
4.500%, 05/15/21(A)	$800	$776
Ally Financial
8.300%, 02/12/15	275	280
6.250%, 12/01/17	375	402
5.500%, 02/15/17	650	676
5.125%, 09/30/24	450	441
4.750%, 09/10/18	1,150	1,179
3.250%, 09/29/17	175	173
Astana Finance BV
9.000%, 11/16/11(B) (G)	3,000	255
Astana Finance BV, MTN
7.875%, 06/08/10(B) (G)	250	27
Credito Real
7.500%, 03/13/19	2,500	2,663
FBN Finance
8.250%, 08/07/20	1,590	1,622
General Motors Financial
4.375%, 09/25/21	250	256
3.500%, 07/10/19	150	151
IIG Funding
6.750%, 07/10/14(B)	1,500	165
International Lease Finance
5.875%, 08/15/22	1,025	1,071
4.625%, 04/15/21	1,775	1,762
Lock
5.818%, 08/15/20(C)	1,000	1,269

Total Financial Services		13,168

Firearms and Ammunition [0.1%]
FGI Operating Company
7.875%, 05/01/20	925	902

Food, Beverage & Tobacco [2.5%]
Ajecorp BV
6.500%, 05/14/22	2,085	1,898
ARAMARK
5.750%, 03/15/20	1,500	1,537
B&G Foods
4.625%, 06/01/21	425	405
Boparan Finance
5.500%, 07/15/21	1,000	1,435
Boparan Finance, MTN
4.375%, 07/15/21	1,000	1,140
CEDC Finance International
10.000%, 04/30/15(E)	1,830	1,731

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 81

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
CFG Investment SAC
9.750%, 07/30/19	$620	$581
Darling Ingredients
5.375%, 01/15/22	400	403
Del Monte
7.625%, 02/15/19	1,106	1,098
Galapagos
4.834%, 06/15/21(C)	3,000	3,695
Hearthside Group Holdings
6.500%, 05/01/22(A)	1,175	1,143
HJ Heinz
4.250%, 10/15/20	1,775	1,764
Marfrig Holding Europe BV
8.375%, 05/09/18	3,380	3,464
6.875%, 06/24/19	2,530	2,416
Marfrig Overseas
9.500%, 05/04/20	1,740	1,836
MHP
10.250%, 04/29/15	965	936
8.250%, 04/02/20	2,950	2,501
Minerva Luxembourg
8.750%, 12/29/49(C)	2,000	2,035
7.750%, 01/31/23	265	270
Pinnacle Foods Finance
4.875%, 05/01/21	1,675	1,620
Shearer’s Foods
9.000%, 11/01/19(A)	625	680
Smithfield Foods
6.625%, 08/15/22	1,175	1,240
Sun Merger Sub
5.875%, 08/01/21(A)	600	607
5.250%, 08/01/18(A)	75	75
WhiteWave Foods
5.375%, 10/01/22	175	177

Total Food, Beverage & Tobacco		34,687

Food-Canned [0.0%]
TreeHouse Foods
4.875%, 03/15/22	100	99

Food-Wholesale/Distrib [0.1%]
US Foods
8.500%, 06/30/19	1,700	1,802

Footwear and Related Apparel [0.0%]
Wolverine World Wide
6.125%, 10/15/20	275	287

Description	Face Amount (000)	Value (000)
Forestry [0.1%]
Masisa
9.500%, 05/05/19	$1,000	$1,075

Gaming [0.1%]
Rivers Pittsburgh Borrower
9.500%, 06/15/19(A)	809	866

Gold Mining [0.1%]
AngloGold Ashanti Holdings
5.375%, 04/15/20	1,500	1,506
Banro
10.000%, 03/01/17	500	348

Total Gold Mining		1,854

Health Care [0.1%]
Envision Healthcare
5.125%, 07/01/22(A)	950	936

Home Decoration Products [0.1%]
RSI Home Products
6.875%, 03/01/18(A)	700	730

Hotels and Motels [0.1%]
Choice Hotels International
5.750%, 07/01/22	675	719
Hilton Worldwide Finance
5.625%, 10/15/21(A)	700	721

Total Hotels and Motels		1,440

Industrial [0.2%]
Belden
5.500%, 09/01/22(A)	1,050	1,063
Unifrax I
7.500%, 02/15/19(A)	900	909

Total Industrial		1,972

Insurance [0.1%]
Hockey Merger Sub 2
7.875%, 10/01/21(A)	625	640
Hub Holdings
8.125%, 07/15/19(A)	725	709

Total Insurance		1,349

Internet Connectiv Svcs [0.2%]
Adria Bidco BV
7.875%, 11/15/20	2,000	2,659

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 82

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Internet Security [0.0%]
VeriSign
4.625%, 05/01/23	$575	$555

Investment Banker/Broker Dealer [0.3%]
Banco Btg Pactual
8.750%, 12/31/49(C)	1,500	1,520
First Investment Finance BV
12.500%, 08/29/49(E)	1,200	1,213
Neuberger Berman Group
5.875%, 03/15/22(A)	400	425
5.625%, 03/15/20(A)	500	520
Nuveen Investments
9.500%, 10/15/20(A)	700	812

Total Investment Banker/Broker Dealer		4,490

Investment Companies [0.0%]
Hero Asia Investment
2.875%, 10/03/17	500	496

Mach Tools and Rel Products [0.1%]
Mcron Finance Sub
8.375%, 05/15/19(A)	461	496
Milacron
7.750%, 02/15/21(A)	350	368

Total Mach Tools and Rel Products		864

Machinery-General Indust [0.4%]
Gardner Denver
6.875%, 08/15/21(A)	1,125	1,128
Honghua Group
7.450%, 09/25/19	4,000	3,925
Waterjet Holdings
7.625%, 02/01/20(A)	225	233
Zebra Technologies
7.250%, 10/15/22(A)	350	350

Total Machinery-General Indust		5,636

Manufacturing [0.0%]
Cleaver-Brooks
8.750%, 12/15/19(A)	675	731

Media - Non-Cable [0.1%]
Intelsat Jackson Holdings
8.500%, 11/01/19	475	497
7.250%, 04/01/19	350	367

Description	Face Amount (000)	Value (000)
6.625%, 12/15/22	$1,275	$1,281

Total Media - Non-Cable		2,145

Medical Products & Services [1.4%]
Biomet
6.500%, 08/01/20	1,300	1,378
Care UK Health & Social Care
5.557%, 07/15/19(C)	1,000	1,544
CHS
6.875%, 02/01/22(A)	1,450	1,508
5.125%, 08/01/21(A)	450	449
DJO Finance
7.750%, 04/15/18	1,150	1,156
HCA
7.500%, 02/15/22	1,625	1,828
6.500%, 02/15/20	450	492
5.875%, 03/15/22	800	841
5.875%, 05/01/23	825	843
5.000%, 03/15/24	1,325	1,303
HCA Holdings
7.750%, 05/15/21	1,325	1,416
IASIS Healthcare
8.375%, 05/15/19	1,200	1,257
LifePoint Hospitals
5.500%, 12/01/21	1,025	1,038
Omnicare
7.750%, 06/01/20	450	476
Teleflex
5.250%, 06/15/24(A)	175	171
Tenet Healthcare
8.125%, 04/01/22	1,275	1,399
4.500%, 04/01/21	850	829
4.375%, 10/01/21	925	886
United Surgical Partners International
9.000%, 04/01/20	1,050	1,131
Universal Hospital Services
7.625%, 08/15/20	650	611

Total Medical Products & Services		20,556

Medical-HMO [0.1%]
MPH Acquisition Holdings
6.625%, 04/01/22(A)	1,700	1,717

Medical-Outptnt/Home Med [0.0%]
Amsurg
5.625%, 07/15/22(A)	475	470

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 83

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Metal-Copper [0.3%]
First Quantum Minerals
7.250%, 10/15/19	$3,800	$3,895

Metal-Iron [0.2%]
Ferrexpo Finance
7.875%, 04/07/16	1,900	1,715
Metalloinvest Finance
5.625%, 04/17/20	590	538

Total Metal-Iron		2,253

Metals & Mining [1.3%]
Consolidated Minerals
8.000%, 05/15/20	2,000	1,700
TiZir
9.000%, 09/28/17	4,000	3,880
Vedanta Resources
9.500%, 07/18/18	2,345	2,685
8.250%, 06/07/21	2,540	2,800
7.125%, 05/31/23	1,810	1,858
6.000%, 01/31/19	3,275	3,324
Wise Metals Group
8.750%, 12/15/18(A)	900	961

Total Metals & Mining		17,208

Mining Other [0.1%]
Uranium One Investments
6.250%, 12/13/18	2,150	1,978

Miscellaneous Business Services [0.1%]
CGG
6.875%, 01/15/22(A)	850	754
Garda World Security
7.250%, 11/15/21(A)	1,225	1,219

Total Miscellaneous Business Services		1,973

Miscellaneous Manufacturing [0.5%]
Dana Gas Sukuk
9.000%, 10/31/17	2,000	1,840
Jasper Explorer
13.500%, 05/27/16(A) (B)	5,500	1,650
Mueller Water Products
8.750%, 09/01/20	259	279
7.375%, 06/01/17	825	838
Sistema via Sistema International Funding
6.950%, 05/17/19	475	378

Description	Face Amount (000)	Value (000)
TMK OAO Via TMK Capital
7.750%, 01/27/18	$1,265	$1,265
6.750%, 04/03/20	900	805

Total Miscellaneous Manufacturing		7,055

Multi-line Insurance [0.0%]
Onex York Acquisition
8.500%, 10/01/22(A)	500	497

Office Automation and Equip [0.1%]
CDW
6.000%, 08/15/22	1,000	1,037

Oil-Field Services [0.8%]
FTS International
6.250%, 05/01/22(A)	1,050	1,032
Hiland Partners
5.500%, 05/15/22(A)	150	146
Norshore Atlantic BV
12.000%, 12/21/18(A)	2,000	1,980
Oro Negro Drilling Pte
7.500%, 01/24/19(A)	1,500	1,496
Sea Trucks Group
9.000%, 03/26/18(A)	6,845	6,434

Total Oil-Field Services		11,088

Paper & Related Products [0.3%]
Bio Pappel
10.000%, 08/27/13(E)	2,325	2,378
Clearwater Paper
5.375%, 02/01/25(A)	1,300	1,284

Total Paper & Related Products		3,662

Petroleum & Fuel Products [6.6%]
Access Midstream Partners
4.875%, 05/15/23	300	308
4.875%, 03/15/24	825	844
Afren
11.500%, 02/01/16	2,000	2,103
6.625%, 12/09/20	685	652
Antero Resources
5.125%, 12/01/22(A)	550	535
Antero Resources Finance
6.000%, 12/01/20	775	790
5.375%, 11/01/21	475	473
Approach Resources
7.000%, 06/15/21	1,200	1,188

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 84

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Athlon Holdings
7.375%, 04/15/21	$600	$652
6.000%, 05/01/22(A)	475	509
Atlas Pipeline Partners
4.750%, 11/15/21	500	466
Bass Drill
8.000%, 09/23/19	1,500	1,504
BreitBurn Energy Partners
7.875%, 04/15/22	1,025	1,038
California Resources
6.000%, 11/15/24(A)	775	796
5.500%, 09/15/21(A)	175	178
Carrizo Oil & Gas
7.500%, 09/15/20	275	286
Chaparral Energy
9.875%, 10/01/20	500	535
7.625%, 11/15/22	1,000	1,025
Chesapeake Energy
6.875%, 11/15/20	850	948
5.750%, 03/15/23	650	692
5.375%, 06/15/21	500	512
Crestwood Midstream Partners
6.125%, 03/01/22	250	251
6.000%, 12/15/20	425	427
CVR Refining
6.500%, 11/01/22	200	204
El Paso
6.500%, 09/15/20	550	619
Energy Transfer Equity
5.875%, 01/15/24	2,300	2,329
Energy XXI Gulf Coast
7.500%, 12/15/21	1,725	1,690
6.875%, 03/15/24(A)	175	164
Genel Energy Finance
7.500%, 05/14/19	3,400	3,358
GeoPark Latin America Agencia en Chile
7.500%, 02/11/20	2,000	2,135
Gulf Keystone Petroleum
13.000%, 04/18/17	3,800	3,345
Gulfport Energy
7.750%, 11/01/20(A)	325	339
Holly Energy Partners
6.500%, 03/01/20	900	927
InterOil Exploration and Production
15.000%, 03/14/16(G)	24,000	3,586
Kinder Morgan
5.625%, 11/15/23(A)	1,200	1,275

Description	Face Amount (000)	Value (000)
Kodiak Oil & Gas
5.500%, 01/15/21	$375	$379
5.500%, 02/01/22	350	352
Kuwait Energy
9.500%, 08/04/19	2,000	2,095
Legacy Reserves
6.625%, 12/01/21(A)	950	931
Linn Energy
8.625%, 04/15/20	525	543
7.750%, 02/01/21	250	252
6.500%, 05/15/19	275	269
6.500%, 09/15/21	275	268
6.250%, 11/01/19	425	415
Lone Pine Resources Canada
0.000%, 02/15/17(B) (G)	75	—
MarkWest Energy Partners
6.250%, 06/15/22	601	632
Metro Exploration Holding
11.250%, 02/15/15(E) (G)	4,050	4,050
MIE Holdings
7.500%, 04/25/19	850	867
MIE Holdings, MTN
6.875%, 02/06/18	3,185	3,229
Northern Oil and Gas
8.000%, 06/01/20	1,275	1,294
Nostrum Oil & Gas Finance BV
6.375%, 02/14/19	3,795	3,795
Oasis Petroleum
6.875%, 03/15/22	150	158
6.500%, 11/01/21	850	886
Pacific Rubiales Energy
7.250%, 12/12/21	4,070	4,426
5.625%, 01/19/25(A)	2,000	1,927
5.375%, 01/26/19	620	629
5.125%, 03/28/23	1,110	1,054
Petroleos de Venezuela
5.250%, 04/12/17	3,000	2,085
4.900%, 10/28/14	1,000	980
Puma International Financing
6.750%, 02/01/21	5,185	5,316
Range Resources
5.000%, 03/15/23	475	489
Regency Energy Partners
5.875%, 03/01/22	400	416
5.500%, 04/15/23	200	202
5.000%, 10/01/22	150	148
4.500%, 11/01/23	350	339
Rose Rock Midstream
5.625%, 07/15/22(A)	625	619
RSP Permian
6.625%, 10/01/22(A)	175	176

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 85

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Sabine Pass Liquefaction
6.250%, 03/15/22(A)	$525	$553
5.625%, 02/01/21	1,075	1,105
5.625%, 04/15/23	175	177
SandRidge Energy
8.125%, 10/15/22	975	974
7.500%, 03/15/21	325	317
Santa Maria Offshore
8.875%, 07/03/18(A)	3,800	4,018
SM Energy
5.000%, 01/15/24	200	191
Summit Midstream Holdings
5.500%, 08/15/22	425	417
Tesoro
5.125%, 04/01/24	600	582
Tesoro Logistics
6.125%, 10/15/21	225	232
5.875%, 10/01/20	924	956
Tullow Oil
6.000%, 11/01/20	1,440	1,447
W&T Offshore
8.500%, 06/15/19	725	750
Yingde Gases Investment
8.125%, 04/22/18	1,335	1,358
Zhaikmunai LLP
7.125%, 11/13/19	2,510	2,629

Total Petroleum & Fuel Products		91,610

Pharmacy Services [0.0%]
Catamaran
4.750%, 03/15/21	175	168

Printing & Publishing [0.3%]
Expo Event Transco
9.000%, 06/15/21(A)	1,175	1,211
Mustang Merger
8.500%, 08/15/21(A)	850	880
Nielsen Finance
5.000%, 04/15/22(A)	275	269
4.500%, 10/01/20	1,475	1,427
Time
5.750%, 04/15/22(A)	700	670

Total Printing & Publishing		4,457

Description	Face Amount (000)	Value (000)
Publishing-Newspapers [0.1%]
Gannett
6.375%, 10/15/23(A)	$925	$962
5.500%, 09/15/24(A)	50	49
5.125%, 10/15/19(A)	175	177
4.875%, 09/15/21(A)	50	48

Total Publishing-Newspapers		1,236

Radio [0.5%]
Cumulus Media Holdings
7.750%, 05/01/19	1,050	1,076
Entercom Radio
10.500%, 12/01/19	600	657
Radio One
9.250%, 02/15/20(A)	900	898
Sirius XM Holdings
4.625%, 05/15/23(A)	1,425	1,325
4.250%, 05/15/20(A)	350	335
Sirius XM Radio
6.000%, 07/15/24(A)	975	990
Townsquare Radio
9.000%, 04/01/19(A)	975	1,050

Total Radio		6,331

Real Estate Oper/Develop [2.6%]
Central China Real Estate
8.000%, 01/28/20	780	763
Central China Real Estate, MTN
6.500%, 06/04/18	950	905
China SCE Property Holdings
11.500%, 11/14/17	2,520	2,636
CIFI Holdings Group
12.250%, 04/15/18	2,265	2,520
8.875%, 01/27/19	670	667
Country Garden Holdings
7.500%, 01/10/23	2,135	2,044
7.250%, 04/04/21	695	683
Evergrande Real Estate Group
13.000%, 01/27/15	820	833
Jababeka International BV
7.500%, 09/24/19	2,000	2,016
Kaisa Group Holdings
10.250%, 01/08/20	1,175	1,216
9.000%, 06/06/19	700	703
8.875%, 03/19/18	1,175	1,190
KWG Property Holding
13.250%, 03/22/17	600	678
8.975%, 01/14/19	1,200	1,191

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 86

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Pakuwon Prima Pte
7.125%, 07/02/19	$2,000	$2,027
Shimao Property Holdings
6.625%, 01/14/20	1,260	1,254
Sukuk Funding No. 3
4.348%, 12/03/18	2,015	2,101
Sunac China Holdings
12.500%, 10/16/17	1,330	1,476
9.375%, 04/05/18	2,240	2,271
Times Property Holdings
12.625%, 03/21/19	1,170	1,232
Trillion Chance
8.500%, 01/10/19	2,065	2,015
Vingroup JSC
11.625%, 05/07/18	1,365	1,536
Yanlord Land Group
10.625%, 03/29/18	1,300	1,404
Yuzhou Properties
11.750%, 10/25/17	1,130	1,240
8.625%, 01/24/19	1,950	1,912

Total Real Estate Oper/Develop		36,513

Research and Development [0.2%]
Jaguar Holding I
9.375%, 10/15/17(A) (F)	1,625	1,641
Jaguar Holding II
9.500%, 12/01/19(A)	650	697

Total Research and Development		2,338

Resorts/Theme Parks [0.2%]
Cedar Fair
5.250%, 03/15/21	1,300	1,281
Six Flags Entertainment
5.250%, 01/15/21(A)	1,325	1,285

Total Resorts/Theme Parks		2,566

Retail [2.5%]
Academy
9.250%, 08/01/19(A)	1,050	1,110
BKW
6.000%, 04/01/22(A)	1,000	994
Claire’s Stores
6.125%, 03/15/20(A)	350	322
DineEquity
9.500%, 10/30/18	775	815
Edcon Holdings Pty
13.375%, 06/30/19	2,720	1,477

Description	Face Amount (000)	Value (000)
Edcon Pty
9.500%, 03/01/18	$3,540	$3,712
Ferrellgas
6.750%, 01/15/22	175	171
6.500%, 05/01/21	350	342
Grupo Famsa
7.250%, 06/01/20	2,500	2,500
6.125%, 01/28/15	2,867	2,867
Hillman Group
6.375%, 07/15/22(A)	850	823
Jo-Ann Stores
8.125%, 03/15/19(A)	1,200	1,140
Jo-Ann Stores Holdings
9.750%, 10/15/19(A) (F)	600	558
L Brands
5.625%, 10/15/23	700	730
Limited Brands
5.625%, 02/15/22	350	365
Michaels FinCo Holdings
7.500%, 08/01/18(A)	608	619
Michaels Stores
5.875%, 12/15/20(A)	950	945
Neiman Marcus Group
8.750%, 10/15/21(A)	900	947
8.000%, 10/15/21(A)	275	286
New Academy Finance
8.000%, 06/15/18(A) (F)	1,175	1,172
NPC International
10.500%, 01/15/20	1,075	1,121
Party City Holdings
8.875%, 08/01/20	900	972
PC Nextco Holdings
8.750%, 08/15/19	1,275	1,281
Petco Animal Supplies
9.250%, 12/01/18(A)	1,200	1,263
Petco Holdings
8.500%, 10/15/17(A) (F)	600	609
PVH
4.500%, 12/15/22	925	904
Sally Holdings
6.875%, 11/15/19	1,075	1,139
Stonegate Pub Financing
5.308%, 04/15/19(C)	1,000	1,626
Stretford 79
6.250%, 07/15/21	1,000	1,463
4.807%, 07/15/20(C)	1,000	1,459
Suburban Propane Partners
5.500%, 06/01/24	1,125	1,074

Total Retail		34,806

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 87

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Rubber/Plastic Products [0.1%]
Gates Global
6.000%, 07/15/22(A)	$775	$728

Semicon Compo-Intg Circu [0.0%]
NXP BV
5.750%, 02/15/21(A)	200	203
5.750%, 03/15/23(A)	200	202
3.750%, 06/01/18(A)	300	295

Total Semicon Compo-Intg Circu		700

Semi-Conductors [0.3%]
Advanced Micro Devices
7.500%, 08/15/22	475	479
7.000%, 07/01/24	450	430
Entegris
6.000%, 04/01/22(A)	925	939
Flextronics International
4.625%, 02/15/20	250	250
Freescale Semiconductor
6.000%, 01/15/22(A)	800	812
Magnachip Semiconductor
6.625%, 07/15/21	1,000	920

Total Semi-Conductors		3,830

Steel & Steel Works [0.2%]
Metinvest BV
10.250%, 05/20/15	1,710	1,308
8.750%, 02/14/18	2,485	1,690
Steel Dynamics
5.500%, 10/01/24(A)	375	377
5.250%, 04/15/23	125	126
5.125%, 10/01/21(A)	225	228

Total Steel & Steel Works		3,729

Technology [0.2%]
Sophia
9.750%, 01/15/19(A)	900	967
Sophia Holding Finance
9.625%, 12/01/18(A)	350	353
Truven Health Analytics
10.625%, 06/01/20	775	818

Total Technology		2,138

Telecommunication Equip [0.1%]
CommScope
5.500%, 06/15/24(A)	525	516

Description	Face Amount (000)	Value (000)
CommScope Holding
6.625%, 06/01/20(A) (F)	$1,350	$1,391

Total Telecommunication Equip		1,907

Telephones & Telecommunications [4.2%]
Altice, MTN
7.750%, 05/15/22(A)	1,100	1,136
Banglalink Digital Communications
8.625%, 05/06/19	4,140	4,357
Bite Finance International BV, MTN
7.699%, 02/15/18(C)	1,540	1,936
Colombia Telecomunicaciones ESP
5.375%, 09/27/22	1,890	1,899
Comcel Trust
6.875%, 02/06/24	2,495	2,632
Digicel
7.000%, 02/15/20(A)	450	463
6.000%, 04/15/21	3,275	3,242
6.000%, 04/15/21(A)	400	396
Digicel Group
8.250%, 09/30/20	8,835	9,145
8.250%, 09/30/20(A)	1,375	1,416
7.125%, 04/01/22	1,880	1,876
Inmarsat Finance
4.875%, 05/15/22(A)	725	709
Intelsat Jackson Holdings
5.500%, 08/01/23	525	501
Intelsat Luxembourg
8.125%, 06/01/23	600	626
7.750%, 06/01/21	825	841
Level 3 Financing
8.125%, 07/01/19	900	959
7.000%, 06/01/20	650	685
MetroPCS Wireless
6.625%, 11/15/20	600	617
Millicom International Cellular
6.625%, 10/15/21	1,650	1,712
4.750%, 05/22/20	690	657
Sprint
7.875%, 09/15/23(A)	1,725	1,829
Sprint Capital
6.875%, 11/15/28	1,500	1,433
Sprint Nextel
7.000%, 03/01/20(A)	600	656
6.000%, 11/15/22	1,100	1,067
Syniverse Holdings
9.125%, 01/15/19	1,600	1,680

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 88

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Telefonica Celular del Paraguay
6.750%, 12/13/22	$1,550	$1,613
Telemar Norte Leste
5.500%, 10/23/20	1,700	1,651
T-Mobile USA
6.836%, 04/28/23	925	950
6.731%, 04/28/22	125	128
6.633%, 04/28/21	125	128
6.625%, 04/01/23	675	690
6.500%, 01/15/24	575	582
6.125%, 01/15/22	1,050	1,055
Vimpel Communications Via VIP Finance Ireland
7.748%, 02/02/21	1,970	2,019
VimpelCom Holdings BV
7.504%, 03/01/22	2,230	2,272
5.950%, 02/13/23	1,600	1,464
Virgin Media Finance
6.375%, 04/15/23(A)	675	697
Vivacom, MTN
6.625%, 11/15/18	2,000	2,501

Total Telephones & Telecommunications		58,220

Textile-Apparel [0.2%]
Texhong Textile Group
7.625%, 01/19/16	1,500	1,530
6.500%, 01/18/19	1,535	1,541

Total Textile-Apparel		3,071

Textile-Home Furnishings [0.1%]
Springs Industries
6.250%, 06/01/21	625	613

Textile-Products [0.2%]
Golden Legacy PTE
9.000%, 04/24/19	3,010	3,160

Transactional Software [0.0%]
ACI Worldwide
6.375%, 08/15/20(A)	125	130

Transportation Services [1.5%]
Azerbaijan Railways Via Aquarius Investments
8.250%, 02/18/16	2,080	2,163
Brunswick Rail Finance
6.500%, 11/01/17	1,485	1,377

Description	Face Amount (000)	Value (000)
DTEK Finance
7.875%, 04/04/18	$3,330	$2,007
DTEK Finance BV
9.500%, 04/28/15	845	623
Dubai Holding Commercial Operations, MTN
6.000%, 02/01/17	6,350	10,577
Far East Capital
8.750%, 05/02/20	1,190	791
8.000%, 05/02/18	1,880	1,241
Favor Sea
11.750%, 02/04/19	1,265	1,347
Nielsen Luxembourg SaRL
5.500%, 10/01/21(A)	250	251
Ukraine Railways via Shortline
9.500%, 05/21/18	1,881	1,392

Total Transportation Services		21,769

Transport-Equip and Leasng [0.1%]
Jurassic Holdings III
6.875%, 02/15/21(A)	800	800

Utility [0.0%]
Suburban Propane Partners
7.375%, 08/01/21	275	291

Web Portals/ISP [0.2%]
Pacnet
9.000%, 12/12/18	2,706	2,862

X-Ray Equipment [0.0%]
Hologic
6.250%, 08/01/20	600	618

Total Corporate Bonds
(Cost $730,714)		713,340

Loan Participations [29.7%]
Aerospace [0.9%]
Air Canada, Term Loan B
5.500%, 09/26/19	1,446	1,459
AM General Corporation, Term Loan B - 2013
10.250%, 03/22/18	459	424
American Airlines Inc., Exit Term Loan
3.750%, 06/27/19	2,497	2,451
Atlantic Aviation FBO Inc., Term Loan B
3.250%, 06/01/20	153	151

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 89

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Dae Aviation Holdings, Second Lien Term Loan
7.750%, 08/05/19	$1,325	$1,333
Dae Aviation Holdings, Term Loan B1 - 2014
5.000%, 11/02/18	364	365
Dae Aviation Holdings, Term Loan B2 - 2014
5.000%, 11/02/18	165	165
LM U.S. (Landmark Aviation), Canadian Term Loan
4.750%, 10/25/19	14	13
LM U.S. (Landmark Aviation), Second Lien
0.040%, 10/26/20(D)	785	784
LM U.S. (Landmark Aviation), US Term Loan
4.750%, 10/25/19	345	343
Tasc Inc., Second Lien
12.000%, 05/23/21	360	350
Tasc Inc., Term Loan
6.500%, 05/23/20	823	790
TransDigm Inc., Term Loan C
3.750%, 02/28/20	1,236	1,214
TransDigm Inc., Term Loan D
3.750%, 06/04/21	1,362	1,336
US Airways Group Inc., Term Loan B-1
3.500%, 05/23/19	644	627
WP CPP Holdings, Second Lien
8.750%, 04/30/21	45	45
WP CPP Holdings, Term Loan
4.750%, 12/28/19	171	169
Wyle Services Corporation, Term Loan B
5.000%, 05/21/21	234	233

Total Aerospace		12,252

Automotive [0.5%]
Car Trawler, Term Loan
4.319%, 04/30/21(H)	3,000	3,785
Oasis Holdings
3.500%, 11/19/20	4,580	3,114

Total Automotive		6,899

Broadcasting [1.2%]
Clear Channel Communication, Term Loan B
3.807%, 01/29/16	1,872	1,852

Description	Face Amount (000)	Value (000)
Clear Channel Communication, Term Loan C
3.810%, 01/29/16	$182	$179
Clear Channel Communication, Term Loan D Extended
6.904%, 01/30/19(H)	5,143	4,908
Clear Channel Communication, Term Loan E
7.660%, 07/30/19	2,000	1,955
Cumulus Media, Term Loan B
4.250%, 12/23/20	1,930	1,895
Gray Television, Inc., Term Loan B
3.750%, 06/13/21(H)	1,781	1,751
Hubbard Broadcasting, Term Loan B
4.500%, 04/28/17	246	244
Lin Television, Term Loan B
4.000%, 12/21/18	135	134
Media General Inc., Delayed Draw Term Loan B
4.250%, 07/31/20	222	220
Radio One, Term Loan
7.500%, 03/31/16	431	436
Sinclair Broadcasting Group, Term Loan B - 2011
3.000%, 10/28/16	153	150
Univision Comm (fka Umbrella), Replacement First-Lien Term Loans
4.000%, 03/01/20(H)	2,266	2,222
Univision Comm (fka Umbrella), TL C-3 (2013 Inc. Term Loans)
4.000%, 03/01/20	1,336	1,310

Total Broadcasting		17,256

Building Materials [0.2%]
Cemex
0.000%, 02/14/17(H)	3,040	3,021

Cable/Wireless Video [2.0%]
Altice Financing, Term Loan B
5.500%, 07/02/19	3,635	3,663
Atlantic Broadband, Term Loan B - 2013
3.250%, 09/20/19	335	327
Cablevision Systems Corp., Term Loan B - 2013
2.654%, 04/17/20	1,287	1,248

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 90

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Cequel Communications, LLC, Term Loan B 2012
3.500%, 02/10/19	$1,160	$1,139
Charter Comm Operating, LLC, Term Loan A1
2.160%, 04/22/18	458	448
Charter Comm Operating, LLC, Term Loan E
3.000%, 04/10/20	2,694	2,612
Charter Comm Operating, LLC, Term Loan G
4.250%, 09/12/21(H)	230	229
Intelsat Jackson Holdings, Term Loan B2
3.750%, 06/30/19	2,363	2,322
Liberty Cablevision of Puerto Rico, First Lien Term Loan
4.500%, 12/24/21	355	352
Liberty Cablevision of Puerto Rico, Second Lien - 2014
7.750%, 06/26/23	215	213
MCC Iowa (Broadband), Term Loan G
4.000%, 01/20/20	255	248
MCC Iowa (Broadband), Term Loan H
3.250%, 01/22/21	1,290	1,254
MCC Iowa (Broadband), Term Loan J
3.750%, 06/18/21	80	79
Primacom, Term Loan A
5.444%, 02/28/17(G) (H) (J)	2,539	3,207
Quebecor Media, Term Loan B
3.250%, 08/17/20	1,591	1,546
UPC Financing, Term Loan AH
3.250%, 06/10/21	860	836
Virgin Media Invst Hlds Ltd., Term Loan B
3.500%, 02/15/20	2,365	2,301
WideOpenWest Finance LLC, Term Loan B - 2019
4.750%, 04/01/19	231	231
Ziggo B.V., Term Loan B1
3.250%, 01/15/22(H)	2,034	1,973
Ziggo B.V., Term Loan B2
3.250%, 01/15/22(H)	1,311	1,272
Ziggo B.V., Term Loan B3
0.000%, 01/15/22(H)	2,156	2,091

Total Cable/Wireless Video		27,591

Description	Face Amount (000)	Value (000)
Chemicals [0.6%]
Axalta Coating Systems US Holdings, Term Loan B - 2014
4.000%, 02/01/20	$321	$314
Flint, Term Loan
0.000%, 05/03/21	3,000	2,962
Gemini HDPE LLC, Term Loan B
4.750%, 07/24/21	580	575
Huntsman International LLC, Term Loan C
2.450%, 06/30/16	14	13
Ineos Group Holdings PLC, Dollar Term Loans - 2018
3.750%, 05/04/18(H)	2,563	2,508
MacDermid Holdings, LLC, Term Loan
4.000%, 06/05/20	346	339
Minerals Technologies Inc., Term Loan B
4.000%, 05/07/21	489	485
Nexeo Solutions, Term Loan B
5.000%, 09/08/17	371	367
OXEA S.a r.l., Term Loan
4.250%, 12/06/19	149	146
Polymer Group Inc., Term Loan B
5.250%, 12/19/19	646	643
PQ Corporation, Term Loans
4.000%, 08/07/17	162	160
Tata Chemicals North America, Term Loan B
3.750%, 08/07/20	114	112
Tronox, Term Loan B
4.000%, 02/03/18	288	286

Total Chemicals		8,910

Consumer Durables [0.0%]
Serta Simmons Bedding, Term Loan B
4.250%, 09/19/19	2	2
4.250%, 09/19/19	535	529

Total Consumer Durables		531

Consumer Non-Durables [0.2%]
Eastman Kodak Company, Exit Term Loan
7.250%, 09/03/19	336	337

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 91

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Kate Spade & Company, Term Loan B
4.000%, 04/09/21	$270	$263
Libbey Glass Inc., Term Loan B
3.750%, 04/09/21	249	247
Party City Holdings Inc., 2014 Replacement Term Loans
4.000%, 07/27/19	520	512
Revlon Consumer Products, Replacement Term Loan
3.250%, 11/20/17	250	246
Revlon Consumer Products, Term Loan
4.000%, 10/08/19	784	771
WNA Holdings, Inc., Term Loan - USD Borrower
4.500%, 06/07/20	71	70
WNA Holdings, Inc., TL (PolarPak) - CAD Borrower
4.500%, 06/07/20	137	135

Total Consumer Non-Durables		2,581

Diversified Media [1.8%]
Affinion Group Inc., Second Lien
8.500%, 10/12/18	180	173
Affinion Group Inc., Term Loan B
6.750%, 10/08/16	428	414
ALM Media, LLC, Term Loan B
5.500%, 07/29/20	220	218
AP NMT Acquisition B.V., First Lien Term Loan
6.750%, 08/11/21	650	632
Bureau Van Dijk
0.000%, 09/17/21(H)	1,000	1,624
Cinemark USA Inc., Term Loan
3.160%, 12/18/19	157	155
Deluxe Entertainment Services Group, Term Loan
6.500%, 02/28/20	602	557
Emerald Expositions Holding, Inc., Term Loan B
5.500%, 06/17/20	304	302
EMI Music Publishing Limited, Term B1 Loan
3.750%, 03/05/18	305	299
Getty Images, Inc., Term Loan
4.750%, 10/03/19(H)	568	520
Harland Clarke Holdings, Cov-Lite Term Loan B-4
6.000%, 08/04/19	1,963	1,970

Description	Face Amount (000)	Value (000)
Harland Clarke Holdings, Term Loan B3
7.000%, 05/22/18	$4,958	$4,999
Harland Clarke Holdings, Tranche B-2 TL
5.484%, 06/30/17	178	177
Hoyts Group Holdings, Term Loan
4.000%, 05/29/20	123	121
Learfield Communications, 2014 Replacement Term Loan
4.500%, 10/09/20	169	168
Lions Gate Entertainment, Second Lien
5.000%, 07/19/20	300	301
Live Nation, Term Loan B
3.500%, 08/17/20	525	518
McGraw-Hill, Cov-Lite Term Loan
5.750%, 03/22/19	263	263
Merrill Corp., Term Loan
5.750%, 03/08/18	399	404
Quad/Graphics, Term Loan B
4.250%, 04/28/21	429	425
Rovi Solutions Corporation, Term Loan B
3.750%, 07/02/21	414	402
Tribune Company, Term Loan B - 2013
4.000%, 12/27/20	3,758	3,705
Van Wagner, Term Loan B
6.250%, 08/03/18	241	241
Village Roadshow Limited, Ultimates Facility Tranche A-2
4.750%, 11/21/17	1,428	1,414
Warner Music Group Corp., Term Loan - 2013
3.750%, 07/01/20	1,030	992
WME IMG Holdings LLC, Second Lien
8.250%, 05/06/22	360	350
WME IMG Holdings LLC, Term Loan B
5.250%, 05/06/21	3,312	3,258

Total Diversified Media		24,602

Energy [2.1%]
Alon USA Inc, MLP Term Loan
9.250%, 11/26/18	499	505

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 92

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
American Energy - Marcellus, LLC, First Lien Term Loan
5.250%, 08/04/20	$145	$144
American Energy - Marcellus, LLC, Second Lien
8.500%, 07/09/21	145	144
Atlas Energy, Term Loan B
6.500%, 07/31/19	564	568
Azure Midstream Holdings LLC, Term Loan B
6.500%, 11/15/18	322	319
BlackBrush Oil & Gas, L.P., Second Lien
8.750%, 07/21/21	365	359
Chief Exploration & Development LLC, Second Lien
7.500%, 05/16/21	570	569
CITGO Petroleum Corp., Term Loan B
4.500%, 07/23/21	615	613
Drillships Financing Holding Inc., Term Loan B
5.500%, 07/16/21	505	489
Drillships Financing Holding Inc., Term Loan B1
6.000%, 03/31/21	2,133	2,042
EMG Utica, Term Loan
4.750%, 03/27/20(H)	740	739
Energy Transfer Equity LP, Term Loan B
3.250%, 12/02/19	5,035	4,901
EP Energy (aka Everest Acquisition), Term Loan B-2
4.500%, 04/26/19	203	201
EP Energy (aka Everest Acquisition), Term Loan B-3
3.500%, 05/24/18	734	720
Fieldwood Energy LLC, Second Lien
8.125%, 09/30/20	215	215
Fieldwood Energy LLC, Term Loan
3.875%, 09/28/18	894	880
Glenn Pool Oil, Term Loan
4.500%, 05/02/16	619	622
Harvey Gulf Int’l Marine, Term Loan B
5.500%, 06/18/20	1,328	1,303
KCA Deutag, Term Loan
6.250%, 05/15/20	214	211

Description	Face Amount (000)	Value (000)
MEG Energy Corp., Term Loan B - 2013
3.750%, 03/31/20	$1,153	$1,145
Obsidian Natural Gas Trust
7.000%, 11/02/15	587	588
Osum Production Corp., Term Loan B
6.500%, 07/31/20	1,740	1,749
Pacific Drilling, Term Loan B
4.500%, 05/18/18	351	338
Paradigm, Term C Loan
4.750%, 07/24/19	185	183
Petroleum Geo-Services, Term Loan B
3.250%, 03/19/21	801	770
Philadelphia Energy Solutions, Term Loan
6.250%, 04/04/18	360	340
Samson Investment Company, Cov-Lite Term Loan
5.000%, 09/25/18	315	303
Seadrill Operating LP, Term Loan B
4.000%, 02/21/21	1,382	1,313
Sheridan Production Partners, Term Loan I-A
4.250%, 10/01/19	9	9
Sheridan Production Partners, Term Loan II-A
4.250%, 12/16/20	38	37
Sheridan Production Partners, Term Loan II-M
4.250%, 12/16/20	14	14
Sheridan Production Partners, Term Loan II-SIP
4.250%, 12/16/20	270	267
Sheridan Production Partners, Term Loan I-M
4.250%, 10/01/19	6	5
Sheridan Production Partners, Term Loan I-SIP
4.250%, 10/01/19	69	67
Southcross Holdings Borrower LP, Term Loan B
6.000%, 07/29/21	180	179
Templar Energy LLC, Second Lien
8.000%, 11/25/20	4,225	4,093
USIC Holdings Inc., Term Loan
4.000%, 07/10/20	188	183
Vantage Drilling Co. (Offshore), Term Loan
5.000%, 10/25/17	585	560

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 93

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Vantage Drilling Co. (Offshore), Term Loan B (2013)
5.750%, 03/28/19	$496	$475
Western Refining, Term Loan B
4.250%, 11/12/20	720	716

Total Energy		28,878

Financial [1.0%]
Alliant Holdings Inc., Term Loan
4.250%, 12/07/19	292	287
American Capital Holdings, Inc., Term Loan B - 2017
3.500%, 08/22/17	381	377
Clipper Acquisitions (aka TCW), Term Loan
3.000%, 12/20/19	221	216
Compass Investors Inc. (USI), Term Loan
4.250%, 12/27/19	349	342
Delos, Term Loan B
3.500%, 03/06/21	370	365
Grosvenor Capital Mngt Hlgs LLP, Cov-Lite Term Loan
3.750%, 01/04/21	248	245
Hub International Holdings, Initial Term Loan
4.250%, 10/02/20	351	343
Ion Trading Technologies, Term Loan
4.500%, 06/04/21(H)	2,000	2,514
iStar Financial Inc., Term Loan A-2 - 2012
7.000%, 03/19/17	142	146
JSC BTA Bank
4.728%, 09/30/13(B)	5,967	5,669
Nuveen Investments Inc., Second Lien
6.500%, 02/28/19	430	430
Nuveen Investments Inc., Term Loan
4.155%, 05/13/17	710	708
RCS Capital Corporation, Term Loan
6.500%, 04/29/19	523	525
SAM Finance (Santander), Cov-Lite Term Loan
4.250%, 12/17/20	581	577

Description	Face Amount (000)	Value (000)
Starwood Property Trust, Inc., Term Loan
3.500%, 04/17/20	$450	$442

Total Financial		13,186

Food and Drug [0.5%]
Albertsons, LLC, Term Loan B-2
4.750%, 03/21/19	1,591	1,583
Albertsons, LLC, Term Loan B-3
5.000%, 08/09/19	320	318
Albertsons, LLC, Term Loan B-4
4.500%, 08/25/21	300	298
Dunkin’ Brands, Term B3
3.250%, 02/14/20	435	423
3.250%, 02/14/20	468	455
New Albertsons’s, Inc., Term Loan
4.750%, 06/27/21	550	540
Rite Aid Corporation, Second Lien - Tranche 1 Term Loans
5.750%, 07/07/20	1,085	1,097
Rite Aid Corporation, Second Lien - Tranche 2 Term Loans
4.880%, 06/21/21	440	437
Rite Aid Corporation, Tranche 7 Term Loan
3.500%, 02/21/20	330	323
Stater Bros. Markets, Term Loan B
4.750%, 05/12/21	285	284
Supervalu Inc., Term Loan B - 2013
4.500%, 03/21/19	774	759

Total Food and Drug		6,517

Food/Tobacco [0.9%]
Arby’s Restaurant (ARG IH), Term Loan
5.000%, 11/15/20	298	297
Blue Buffalo, Term Loan B3
4.000%, 08/08/19(H)	135	133
Burger King, Term Loan B
2.500%, 09/24/21	1,525	1,513
CEC Entertainment, Inc., Term Loan B
4.250%, 02/12/21	219	212
Deoleo, Term Loan
4.500%, 06/02/21	3,000	3,625

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 94

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
HJ Heinz, Term Loan B1
3.250%, 06/07/19	$2,991	$2,946
HJ Heinz, Term Loan B2
3.500%, 06/05/20	2,330	2,299
JBS USA LLC, Term Loan B-2
3.750%, 09/18/20	292	288
Landry’s Inc., Term Loan B
4.000%, 04/19/18	246	244
Pinnacle Foods Group Inc., Incremental Term Loan H
3.250%, 04/29/20	208	203
Pinnacle Foods Group Inc., Term Loan G
3.250%, 04/29/20	943	922
Post Holdings Inc., Term Loan B
3.750%, 06/02/21	289	286

Total Food/Tobacco		12,968

Forest Prod/Containers [0.7%]
Anchor Glass Container Corporation, Term Loan B
4.250%, 05/14/21	330	327
Ardagh Holdings USA Inc., Incremental Term Loan B
4.000%, 12/17/19	995	980
Berry Plastics Corp., Cov-Lite Term Loan E
3.750%, 01/06/21	1,552	1,516
Berry Plastics Corp., Term Loan D
3.500%, 02/08/20	3,142	3,057
Caraustar Industries, Inc., Term Loan
7.500%, 05/01/19	142	142
CD&R Millennium LLC (Mauser), Second Lien
8.250%, 07/31/22	150	148
NewPage Corporation, Term Loan B
9.500%, 02/11/21	500	499
Oak Tea Inc.
0.000%, 07/02/21(H)	2,000	2,502
Reynolds Group Holdings, Term Loan B - 2013
4.000%, 12/01/18	359	355

Total Forest Prod/Containers		9,526

Description	Face Amount (000)	Value (000)
Gaming/Leisure [2.4%]
Amaya, First Lien Term Loan
5.000%, 07/29/21	$515	$508
Aristocrat (Video Gaming Tech), Term Loan B
0.000%, 09/29/21(H)	1,890	1,869
Bally Technologies, Inc., Term Loan B
4.250%, 11/25/20(H)	1,977	1,966
Belmond Interfin Ltd., Term Loan
4.000%, 03/19/21	398	392
Boyd Gaming Corp., Term Loan B
4.000%, 08/14/20	196	192
Caesars Entertainment Op Co. Inc., Prop Co. Term Loan
7.000%, 10/11/20	1,409	1,347
Caesars Entertainment Op Co. Inc., Term Loan B-4
10.500%, 01/28/15	116	111
Caesars Entertainment Op Co. Inc., Term Loan B-6 Extended
6.949%, 01/28/18	5,092	4,638
Caesars Entertainment Op Co. Inc., Term Loan B7
9.750%, 03/01/17	753	713
CCM Merger (Motor City), Term Loan B - new
4.500%, 08/06/21	1,793	1,774
Clubcorp Club Operations, Term Loan B - 2013
4.000%, 07/24/20(H)	1,070	1,059
Diamond Resorts Corp., Cov-Lite Term Loan
5.500%, 05/09/21	1,401	1,395
Four Seasons Holdings Inc., Second Lien
6.250%, 12/27/20	150	150
Four Seasons Holdings Inc., Term Loan (12/13)
3.500%, 06/27/20	938	920
Golden Nugget, Inc., Delay Draw
5.500%, 11/21/19	67	67
Golden Nugget, Inc., Term Loan B
5.500%, 11/21/19	156	157
Great Wolf Resorts, Term Loan
4.500%, 08/06/20	242	239

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 95

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Hilton Worldwide Finance, LLC, Term Loan B-1
3.500%, 10/26/20	$5,451	$5,360
Kasima, LLC, Term Loan B
3.250%, 05/17/21	888	876
La Quinta Intermediate Holdings, Term Loan B
4.000%, 04/14/21	610	602
Marina District Finance (Borgata), Cov-Lite Term Loan B
6.750%, 08/15/18(H)	434	434
Mohegan Tribal Gaming, Term Loan B
5.500%, 11/19/19	223	219
Parques, Term Loan
5.071%, 03/26/19	3,000	3,745
Pinnacle Entertainment, Term Loan B-2
3.750%, 08/13/20	260	257
Playa Resorts Holding, Term Loan B
4.000%, 08/09/19	188	185
RHP Hotel Properties, LP, Term Loan B
3.750%, 01/15/21	753	747
Scientific Games Inc., Term Loan B
4.250%, 10/18/20	149	146
4.250%, 10/18/20	895	876
4.250%, 10/18/20	1,882	1,843
Shingle Springs Tribal, Term Loan B
6.250%, 08/29/19	155	158

Total Gaming/Leisure		32,945

Healthcare [2.0%]
Accellent Inc., First Lien Term Loan
4.500%, 03/12/21	318	312
Aenova
0.000%, 07/10/20(H)	1,000	1,260
Allscripts Healthcare Solutions Inc., Term Loan A1
2.910%, 06/28/18	463	461
Biomet, Term Loan B-2
3.655%, 07/25/17	—	—
Carestream Health Holdings, Inc., Term Loan
5.000%, 06/05/19	478	477
Catalent Pharma, Term Loan
4.500%, 05/07/21	1,000	1,265
Description	Face Amount (000)	Value (000)
CDRH (Healogics), Term Loan B
5.250%, 07/01/21	$360	$356
Community Health Systems, Inc., 2021 Term D Loan
4.250%, 01/27/21	424	422
Community Health Systems, Inc., Term Loan A - 2019
2.734%, 01/25/19	3,867	3,821
ConvaTec Healthcare, Term Loan B
4.000%, 12/30/16	430	426
DaVita Inc., Term Loan B
3.500%, 06/18/21	374	369
DPX Holdings B.V., Term Loan B
4.250%, 03/11/21(H)	1,786	1,742
Envision Acquisition Company, LLC, First Lien Term Loan
5.750%, 11/04/20	168	168
Gesundheits
4.750%, 07/25/21(H)	1,000	1,263
Grifols, Inc., Term Loan B
3.157%, 02/27/21	2,512	2,464
Hologic Inc., Term Loan B - Refi
3.250%, 08/01/19	323	319
Iasis Healthcare Corporation, Term Loan B - 2013
4.500%, 05/03/18	263	262
IMS Healthcare, Term Loan B - 2021
3.500%, 03/17/21	172	168
INC Research Inc., Term Loan B
4.250%, 07/12/18	552	546
inVentiv Health, Inc., Term B-4 Loan
7.750%, 05/15/18	475	469
LGC Science Holdings, Term Loan
4.099%, 03/12/21(H)	3,000	3,777
Millennium Laboratories, LLC, Term Loan B
5.250%, 04/16/21(H)	279	278
MultiPlan Inc., Term Loan
4.000%, 03/31/21	617	602
P2 Lower Acquisition (Progressive), Term Loan
5.500%, 10/22/20	1,619	1,618
Par Pharmaceuticals, Term B-2 Loan
4.000%, 09/30/19	980	959

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 96

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Regional Care (aka RCHP, Inc.), First Lien Term Loan
6.000%, 04/23/19	$1,212	$1,211
Salix Pharmaceuticals, Ltd., Term Loan
4.250%, 01/02/20	457	456
Valeant Pharmaceuticals International, Series C-2 TLB
3.750%, 12/11/19	111	109
Valeant Pharmaceuticals International, Series D-2 TLB
3.750%, 02/13/19	309	305
Valeant Pharmaceuticals International, Series E Tranche B Term Loan
3.750%, 06/26/20	2,556	2,522

Total Healthcare		28,407

Housing [0.2%]
ABC Supply Company, Term Loan B
3.500%, 04/16/20	1,098	1,076
Continental Building Products LLC, First Lien Term Loan
4.250%, 08/28/20	481	474
CPG International, Term Loan B
4.750%, 09/30/20	223	222
QUIKRETE Holdings, Inc., First Lien Term Loan
4.000%, 09/28/20	271	268
Realogy Corporation, New Term Loan B
3.750%, 03/05/20	315	309

Total Housing		2,349

Industrials [0.3%]
AHT Cooling Systems, First Lien
0.000%, 11/01/20(H)	1,000	1,258
Delachaux
0.000%, 09/25/21(H)	500	812
Interpipe Ukraine
4.273%, 03/06/15(G)	3,624	1,993

Total Industrials		4,063

Information Technology [2.0%]
Aricent Technologies, Term Loan
5.500%, 04/14/21	429	426

Description	Face Amount (000)	Value (000)
Arris Group, Inc., Term Loan B
3.250%, 04/17/20	$574	$565
Avago Technologies Finance, Term Loan B
3.750%, 05/06/21	1,830	1,812
Avaya Inc., Term B-6 Loans
6.500%, 03/31/18	1,382	1,369
Blackboard Inc., Term Loan B3
4.750%, 10/04/18	637	632
CDW LLC, Term Loan
3.250%, 04/29/20	1,570	1,530
CompuCom Systems, Inc., Term Loan B
4.250%, 05/07/20	138	132
Dealertrack Technologies, Inc., Term Loan B
3.500%, 02/28/21	153	150
Dell Inc., Term Loan B
4.500%, 04/29/20	3,014	2,990
Dell Inc., Term Loan C
3.750%, 10/29/18	702	693
Fidji Luxembourg (BC3) S.Ã r.l., Term Loan
6.250%, 12/24/20	278	279
Freescale Semiconductor, Term B-5
5.000%, 01/15/21	233	232
Freescale Semiconductor, Tranche B4 Term Loan
4.250%, 02/28/20	4,057	3,992
Genesys Telecom, Term Loan B 2013
4.000%, 01/31/20	190	186
Infor (US), Term Loan B-3
3.750%, 06/03/20	188	184
Infor (US), Term Loan B-5
3.750%, 06/03/20	890	869
Internap Network Services, Term Loan
6.000%, 11/26/19	313	312
iParadigms Holdings LLC, First Lien Term Loan
5.000%, 07/23/21	255	250
Microsemi Corporation, Term Loan B-1
3.250%, 02/19/20	295	292
Nuance Communications, Term Loan
2.910%, 08/07/19	188	183
Oberthur Technologies, Tranche B-2 Term Loan
4.500%, 10/18/19	288	286

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 97

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
On Semiconductor Corp., Term Loan
1.984%, 01/02/18	$528	$515
Presidio, Inc., Term Loan - 2014
5.000%, 03/31/17(H)	162	162
Sophia LP, Term Loan B-1
4.000%, 07/19/18	479	471
Southern Graphics Inc., Term Loan - 2013
4.250%, 10/17/19	209	207
Spansion LLC, Term Loan B
3.750%, 12/19/19	267	263
SunGard Data Systems, Inc., Term Loan E
4.000%, 03/08/20(H)	593	586
Technicolor, Term Loan
5.500%, 07/11/20	3,950	3,939
The Active Network, Inc., First Lien Term Loan
5.500%, 11/13/20	109	108
Triple Point Group Holdings, Inc., Term Loan B
5.250%, 07/10/20	189	171
Vertafore, Inc., Term Loan - 2013
4.250%, 10/03/19	275	273
Zebra Technologies Corp., Term Loan B
0.000%, 09/30/21(H)	3,585	3,558

Total Information Technology		27,617

Insurance [0.3%]
Asurion Corporation, Incremental Tranche B-1
5.000%, 05/24/19	3,716	3,694

Manufacturing [0.5%]
Alliance Laundry, Term Loan - 2013
5.250%, 12/07/18	671	663
Boomerang Tube, Term Loan B
11.750%, 10/11/17	216	190
Brand Energy & Infrastructure, Term Loan B
4.750%, 11/26/20	2,278	2,268
Doosan Infracore, Term Loan B
4.500%, 05/14/21	504	503
Gates Global LLC, Term Loan B
4.250%, 07/05/21	635	623
Generac Power Systems Inc., Term Loan B
3.250%, 06/22/18	202	198

Description	Face Amount (000)	Value (000)
Grede Holdings LLC, Term Loan B
4.750%, 05/21/21	$370	$368
Mirror Bidco Corp. (Dematic), Cov-Lite Term Loan
4.250%, 12/28/19	295	290
Otter Products, LLC, Term Loan B
5.750%, 06/03/20	155	153
Signode Industrial Group US Inc., Term Loan B
4.000%, 05/01/21	348	342
Southwire Company, Term Loan B
4.750%, 02/10/21	343	338
Utex Industries, First Lien Term Loan
5.000%, 05/14/21	1,287	1,280

Total Manufacturing		7,216

Metals/Minerals [0.6%]
Arch Coal, Inc., Term Loan B
6.250%, 05/16/18	808	739
Atkore International, Inc., Term Loan
4.500%, 04/09/21	359	356
Atlas Iron Limited, Term Loan
8.750%, 12/10/17	117	116
Fortescue Metals Group (FMG), Cov-Lite Term Loan
3.750%, 06/28/19	5,999	5,867
Murray Energy, Term Loan
5.250%, 12/05/19	493	491
Novelis Inc., Term Loan - 2013
3.750%, 03/10/17	255	252
Peabody Energy Corp., Term Loan B
4.250%, 09/24/20	519	506
TMS International, Term Loan B
4.500%, 10/16/20	—	—
Walter Energy Corporation, Term Loan B
7.250%, 04/02/18	419	372

Total Metals/Minerals		8,699

Oil & Gas [0.0%]
Frac Tech International, Term Loan B
5.750%, 04/16/21	641	641

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 98

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Retail [1.5%]
Abercrombie & Fitch Management Co., Term Loan B
4.750%, 07/30/21	$1,000	$991
Capital Automotive LP, Second Lien
6.000%, 04/30/20(H)	1,410	1,424
Capital Automotive LP, Term Loan - 2013
4.000%, 04/10/19	1,684	1,673
CWGS Group, LLC, Term Loan
5.750%, 02/20/20	270	270
HMK Intermediate Hldg (Sleepys), Term Loan
5.000%, 03/30/19	343	338
Hudson’s Bay Company, Term Loan B
4.750%, 11/04/20	486	485
J Crew Group Inc., Term Loan B
4.000%, 03/05/21(H)	817	775
JC Penney, Term Loan B
6.000%, 05/21/18	3,483	3,472
Jo-Ann Stores, Inc., Initial Loans
4.000%, 03/16/18	625	599
Lands End, Inc., Term Loan B
4.250%, 04/04/21	1,040	1,025
Michaels Stores, Term Loan B
3.750%, 01/28/20	356	348
Neiman Marcus (fka Mariposa), New Term Loan
4.250%, 10/25/20	3,584	3,518
Ollie’s Bargain Outlet, Term Loan B
4.750%, 09/28/19	—	—
Petco Animal Supplies Inc., Term Loan B - 2013
4.000%, 11/24/17	373	369
Savers Inc., New Term Loan
5.000%, 07/09/19(H)	82	80
Sears Roebuck Acceptance Corp., Term Loan B
5.500%, 06/30/18(H)	2,203	2,140
The Men’s Wearhouse, Inc., Term Loan B
4.500%, 06/18/21	715	710
Toys R Us Property Company, Initial Term Loan
6.000%, 08/21/19	1,397	1,341

Description	Face Amount (000)	Value (000)
Toys R Us-Delaware, Inc., Term Loan
6.000%, 09/01/16	$968	$945
Toys R Us-Delaware, Inc., Term Loan B-3
5.250%, 05/25/18	139	129

Total Retail		20,632

Service [2.8%]
4L Technologies Inc., Term Loan B
5.500%, 05/08/20	320	318
Advanced Disposal Services, Term Loan B-2
3.750%, 10/09/19	1,223	1,189
Asurion Corporation, Incremental Term Loan B-2
4.250%, 07/08/20	1,264	1,242
Asurion Corporation, Second Lien
8.500%, 03/03/21	1,800	1,816
Asurion Corporation, Term Loan B3
3.750%, 03/03/17	150	148
Callcredit Information Group, 1st Lien
5.206%, 02/12/21(H)	3,000	4,831
Ceridian Corporation, Term Loan B-2
4.500%, 05/09/17	290	286
DigitalGlobe Inc., Term Loan B
3.750%, 01/31/20	537	531
Dorna Sports, Term Loan
4.305%, 04/30/21(H)	2,000	2,531
Environmental Resources, Term Loan
0.000%, 05/09/22	2,000	1,985
0.000%, 05/07/21	3,000	2,974
Evertec Group, LLC, Term Loan A
2.700%, 04/17/18	563	554
Evertec Group, LLC, Term Loan B
3.500%, 04/17/20	192	189
First Data Corporation, 2018 New Dollar Term Loan
3.655%, 03/23/18	4,670	4,575
First Data Corporation, 2018B Second New Term Loan
3.655%, 09/24/18	805	787

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 99

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
First Data Corporation, 2021 Extended Dollar Term Loan
4.155%, 03/24/21	$1,745	$1,719
Interactive Data Corporation, Term Loan B - 2014
4.750%, 05/02/21	1,471	1,463
iQor US Inc., Term Loan B
6.000%, 04/01/21	1,055	960
Nets Holdings, Term Loan
4.250%, 05/04/21	3,000	3,746
Omnitracs, Inc., Term Loan
4.750%, 11/25/20	298	297
Open Text (GXS Group), Term Loan
3.250%, 01/16/21	267	264
PrePaid Legal Services, Inc., Term Loan B
6.250%, 07/01/19(H)	171	171
Redtop Acquisitions Limited, First Lien Term Loan
4.500%, 12/03/20	310	310
Redtop Acquisitions Limited, Second Lien
8.250%, 06/03/21	189	190
Securitas Direct, Term Loan
3.769%, 08/30/19(H)	3,000	3,963
Sedgwick, Inc., First Lien Term Loan
3.750%, 03/01/21	682	660
Sedgwick, Inc., Second Lien
6.750%, 02/28/22	260	254
Spin Holdco (Coinmach), Term Loan B
4.250%, 11/14/19	109	107
STG-Fairway Acquisition - First Advantage, Term Loan B
6.250%, 02/28/19	286	285
Tervita Corp, Term Loan
6.250%, 05/14/18	199	198
W3 Co. (Total Safety), Term Loan B
5.750%, 03/13/20	108	108

Total Service		38,651

Sovereign [0.6%]
Arab Republic of Egypt
4.479%, 01/04/21(D) (G)	3,205	2,793
Tanzania Term Loan
6.130%, 03/03/20	4,000	3,990

Total Sovereign		6,783

Description	Face Amount (000)	Value (000)
Telecommunications [2.3%]
Avaya Inc., Term B3 Extended
4.654%, 10/26/17	$1,168	$1,112
Cincinnati Bell Inc., Term Loan B - 2013
4.000%, 09/10/20	258	256
4.000%, 09/10/20	263	261
4.000%, 09/10/20(H)	1,075	1,064
Consolidated Communications Inc., Term Loan
4.250%, 12/23/20	372	371
Datapipe, Term Loan B
5.250%, 03/15/19	108	106
Eircom Finco, Term Loan
4.589%, 09/30/19(H)	3,002	3,651
Frontier Communications, Term Loan A
3.040%, 10/14/16	4,143	4,060
Integra Telecom, Second Lien
9.750%, 02/21/20	165	165
Integra Telecom, Term B Loan
5.250%, 02/22/19	408	405
Level 3 Communications, Term Loan B - 2020
4.000%, 01/15/20	3,850	3,778
Level 3 Communications, Term Loan B-3 -2019
4.000%, 08/01/19	1,015	996
LTS Buyer LLC (Light Tower), Second Lien
8.000%, 04/12/21	51	50
LTS Buyer LLC (Light Tower), Term Loan
4.000%, 04/13/20	1,008	990
Numericable U.S. LLC, Term Loan B-1
4.500%, 05/21/20	4,708	4,671
Numericable U.S. LLC, Term Loan B-2
4.500%, 05/21/20	1,477	1,466
Telenet Communications, Term Loan
3.569%, 06/30/23(H)	3,000	3,774
Telx Group, Term Loan B (2014)
4.500%, 04/09/20	569	558
WestCorp, Term Loan B-10
3.250%, 06/30/18	439	429
Windstream Corp., Term Loan B4
3.500%, 01/10/20	314	310

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 100

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Zayo Group LLC, Term Loan B - 2012
4.000%, 07/02/19	$3,357	$3,304

Total Telecommunications		31,777

Transportation [0.6%]
Allison Transmission Inc., Term Loan B3 (2013)
3.750%, 08/23/19	1,301	1,286
Chrysler Automotive, 2014 Term Loan B
3.250%, 12/31/18	1,493	1,465
Chrysler Group
4.250%, 05/24/17(H)	1,000	991
Commercial Barge Line Company, Term Loan B
7.500%, 09/22/19	296	296
CS Intermedia Holdco 2 LLC, Term Loan
4.000%, 04/04/21	284	281
FleetPride, Term Loan B
5.250%, 11/15/19	211	209
Key Safety Systems, Inc., First Lien Term Loan
4.750%, 07/25/21	185	184
Navios Maritime Partners LP, Term Loan B
5.250%, 06/27/18	351	353
Navistar, Tranche B Term Loan
5.750%, 08/17/17	300	300
Remy International, Term Loan - 2013
4.250%, 03/05/20	432	428
Schaeffler Finance BV, Term Loan E
3.750%, 05/15/20	1,170	1,159
Tower Auto Holdings, Term Loan B - 2020
4.000%, 04/23/20	222	218
Travelport, Term Loan B
6.000%, 09/02/21	380	379
U.S. Shipping Corp., Term Loan B
5.500%, 04/11/18	220	220
Visteon Corporation, Term Loan B
3.500%, 04/09/21	534	524

Description	Face Amount (000)	Value (000)
Wabash National Corporation, Term Loan
4.500%, 05/08/19	$143	$142

Total Transportation		8,435

Utility [0.8%]
Astoria Generating Co. Acquisition LLC, Term Loan
9.250%, 10/26/17	263	268
Bronco Midstream Funding, LLC, Term Loan B
5.000%, 08/15/20	736	735
Calpine, Construction TL B1 (2020)
3.000%, 05/03/20	148	143
Calpine, Construction TL B2 (2022)
3.250%, 01/31/22	1,091	1,059
Calpine, Term Loan B3
4.000%, 09/27/19	1,565	1,548
Calpine, Term Loan B4
4.000%, 10/31/20	1,146	1,133
Dynegy, Inc., Term Loan B-2
4.000%, 04/23/20	127	126
EFS Cogen Holdings I LLC, Term Loan
3.750%, 12/17/20	470	467
Empire Generating Co., LLC, Term Loan B
5.250%, 03/12/21	1,567	1,548
Empire Generating Co., LLC, Term Loan C
5.250%, 03/12/21	110	108
ExGen Renewables I, LLC, Term Loan
5.250%, 02/06/21	397	399
La Frontera Generation LLC, Term Loan B
4.500%, 09/30/20	1,063	1,049
Power Buyer, LLC, Delay Draw
4.250%, 05/06/20(H)	65	64
Power Buyer, LLC, Second Lien
8.250%, 11/06/20	180	175
Power Buyer, LLC, Term Loan
4.250%, 05/06/20	524	512
Texas Competitive Electric, Extended Term Loan
4.650%, 10/10/17	750	554

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 101

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount/ Acquisition Cost (000)	Value (000)
TPF Generation Holdings, Term Loan B - 2013
4.750%, 12/31/17	$919	$891
TPF II, First Lien Term Loan
6.500%, 08/21/19	180	183
Viva Alamo LLC, Term Loan B
4.750%, 02/22/21	239	236

Total Utility		11,198

Wireless Communications [0.2%]
Aircell Business Aviation Services LLC (GOGO), Term Loan - B-2
7.500%, 03/21/18	229	231
nTelos, Term Loan B
5.750%, 11/09/19	933	929
SBA Senior Finance, Tranche B-1 Term Loan
3.250%, 03/24/21	648	634
Syniverse Technologies, Inc., Old Term Loan B
4.000%, 04/23/19	775	759
Syniverse Technologies, Inc., Tranche B Term Loan
4.000%, 04/23/19	887	869

Total Wireless Communications		3,422

Total Loan Participations
(Cost $419,942)		411,247

Life Settlement Contracts [9.4%] (G) (I) (J)
American General Life #460L,
Acquired 05/30/2014*	303	297
American General Life #508L,
Acquired 05/30/2014*	2,595	1,789
American General Life #634L,
Acquired 05/30/2014*	530	417
AXA Equitable Life #0474,
Acquired 11/04/2013*	7,290	9,953
AXA Equitable Life #0932,
Acquired 11/04/2013*	1,014	3,400
AXA Equitable Life #1600,
Acquired 05/30/2014*	1,436	1,401
AXA Equitable Life #1616,
Acquired 05/30/2014*	3,254	3,034
AXA Equitable Life #1898,
Acquired 11/04/2013*	441	224
AXA Equitable Life #4496,
Acquired 11/04/2013*	115	605

Description	Acquisition Cost (000)	Value (000)
AXA Equitable Life #7233,
Acquired 11/04/2013*	$395	$1,021
AXA Equitable Life #7578,
Acquired 11/04/2013*	2,104	1,804
AXA Equitable Life #7857,
Acquired 11/04/2013*	2,297	4,082
AXA Equitable Life #8538,
Acquired 11/04/2013*	1,333	2,139
AXA Equitable Life #9345,
Acquired 11/04/2013*	143	187
Guardian Insurance #0346,
Acquired 11/04/2013*	646	2,658
ING #3394,
Acquired 05/30/2014*	3,687	3,372
ING Reliastar #1234,
Acquired 12/05/2013*	1,067	2,377
ING Reliastar #1649,
Acquired 12/05/2013*	61	1,086
ING Reliastar #4842,
Acquired 11/20/2013*	921	3,292
ING Reliastar #776H,
Acquired 05/30/2014*	1,518	1,402
John Hancock #0430,
Acquired 05/30/2014*	2,418	2,687
John Hancock #0801,
Acquired 05/30/2014*	1,564	1,689
John Hancock #1929,
Acquired 05/30/2014*	3,813	4,099
John Hancock #2223,
Acquired 11/19/2013*	1,279	2,258
John Hancock #5072,
Acquired 05/30/2014*	1,409	1,416
John Hancock #5080,
Acquired 11/19/2013*	313	1,503
John Hancock #5885,
Acquired 05/30/2014*	894	886
John Hancock #6686,
Acquired 05/30/2014*	3,035	2,142
John Hancock #6912,
Acquired 05/30/2014*	1,065	977
Lincoln Benefit Life #9330,
Acquired 05/30/2014*	5,482	4,921
Lincoln National #4654,
Acquired 05/30/2014*	721	527
Lincoln National #9239,
Acquired 05/30/2014*	2,181	1,986
Mass Mutual #1849,
Acquired 11/05/2013*	2,926	3,293
Mass Mutual #5167,
Acquired 05/30/2014*	63	428

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 102

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Acquisition Cost (000)	Value (000)
Mass Mutual #5681,
Acquired 11/05/2013*	$288	$1,148
Mass Mutual #5864,
Acquired 05/30/2014*	4,668	4,568
Mass Mutual #6620,
Acquired 11/05/2013*	222	1,214
Met Life #8MLU,
Acquired 05/30/2014*	1,413	3,538
NY Life & Annuity #4757,
Acquired 05/30/2014*	3,159	3,498
NY Life Insurance #5673,
Acquired 05/30/2014*	3,334	3,619
Pacific Life #7850,
Acquired 05/30/2014*	550	474
Penn Mutual #3106,
Acquired 05/30/2014*	1,294	1,170
Phoenix Life #5555,
Acquired 05/30/2014*	3,946	4,241
Phoenix Life #6161,
Acquired 05/30/2014*	3,472	3,215
Phoenix Life #8499,
Acquired 05/30/2014*	756	341
Phoenix Life #8509,
Acquired 05/30/2014*	761	341
Principal Financial #6653,
Acquired 10/30/2013*	306	555
Security Mutual Life #5380,
Acquired 10/30/2013*	410	872
Transamerica #0152,
Acquired 10/28/2013*	2,916	6,158
Transamerica #1708,
Acquired 10/28/2013*	957	2,646
Transamerica #2275,
Acquired 10/28/2013*	6,242	15,105
Transamerica #3426,
Acquired 11/12/2013*	275	575
Transamerica #8205,
Acquired 10/28/2013*	714	956
Union Central Life #4500,
Acquired 10/30/2013*	790	3,212

Total Life Settlement Contracts
(Cost $94,786)		130,798

Description	Face Amount (000)	Value (000)
Asset-Backed Securities [1.1%]
BT SPE (Acquired 07/06/11, Acquisition Cost $10,781,378)
9.250%, 06/06/16(G),(J)	$8,373	$7,886
Start CLO, Ser 2011-7A, Cl A
15.231%, 06/09/16(A) (C)	7,000	7,231
Yapi Kredi Diversified Payment Rights Finance, Ser 2010-1, Cl A
0.862%, 11/21/14(C)	471	469

Total Asset-Backed Securities
(Cost $16,086)		15,586

Sovereign Debt [1.0%]
Bosnia & Herzegovina Government International Bond
1.063%, 12/11/17(C)	2,111	2,323
Egyptian Paris Club
1.996%, 01/01/21(D) (G)	208	179
Ghana Government Bond
14.250%, 07/25/16	1,489	401
Islamic Republic of Pakistan
7.125%, 03/31/16	2,000	2,025
Mozambique EMATUM Finance 2020 BV
6.305%, 09/11/20	3,000	3,011
Republic of Angola
6.597%, 12/06/20	7,000	6,983

Total Sovereign Debt
(Cost $15,551)		14,922

Convertible Bonds [0.9%]
Coal Mining [0.0%]
Enercoal Resources Pte
9.250%, 08/05/14(B)	300	135

Diversified Minerals [0.1%]
African Minerals
8.500%, 02/10/17	4,000	1,200

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 103

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)/Number of Warrants	Value (000)
Food, Beverage & Tobacco [0.1%]
CEDC Finance International
10.000%, 04/30/18	$1,450	$1,233

Gold Mining [0.1%]
Petropavlovsk 2010
4.000%, 02/18/15	800	614

Medical Products & Services [0.1%]
Bio City Development B.V
8.000%, 07/06/18(B) (G)	1,000	850

Metal-Iron [0.0%]
London Mining Jersey
12.000%, 02/15/16(G)	1,500	675

Miscellaneous Business Services [0.3%]
DP World
1.750%, 06/19/24	3,800	4,026

Miscellaneous Manufacturing [0.1%]
TMK Bonds
5.250%, 02/11/15	1,000	987

Petroleum & Fuel Products [0.1%]
Salamander Energy
5.000%, 03/30/15	2,000	1,993

Power Conv/Supply Equip [0.0%]
Suzlon Energy
5.750%, 01/16/16(E)	772	578

Total Convertible Bonds
(Cost $16,305)		12,291

Warrants [0.4%]
Central Bank of Nigeria,
Expires 11/15/20*	33,250	5,287
Gulf Keystone Petro,
Expires 04/18/17*	661,000	244

Total Warrants
(Cost $5,896)		5,531

Description	Face Amount (000)/Shares	Value (000)
Mortgage-Backed Securities [0.1%]
Russian Mortgage Backed Security
1.152%, 05/15/34(G)	$962	$948
Sealane Trade Finance, Ser 2011-1X, Cl A
14.223%, 02/12/16(C)	1,000	1,007

Total Mortgage-Backed Securities
(Cost $1,919)		1,955

Common Stock [0.0%]
Energy [0.0%]
Aventine Renewable Energy Holdings *(G)	3,836	34
Lone Pine Resource *(G) (J)	9,355	—
Lone Pine Resource A *(G) (J)	9,355	18

Total Energy		52

Services [0.0%]
A’Ayan Leasing *(J)	1,113,750	225

Total Common Stock
(Cost $477)		277

Short-Term Investment [5.3%]
SEI Daily Income Trust Government Fund, Cl A, 0.020%**	73,874,621	73,875

Total Short-Term Investment
(Cost $73,875)		73,875

Total Investments [99.2%]
(Cost $1,375,551)		$1,379,822

Percentages are based on Net Assets of $1,391,497 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 104

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (continued)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2014.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2014, the value of these securities amounted to $156,910 (000), representing 11.3% of the net assets of the Fund.

(B)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2014.

(D)	Rate shown is the effective yield at time of purchase.

(E)	Step Bond — The rate reported is the rate in effect on September 30, 2014. The coupon on a step bond changes on a specific date.

(F)	Payment in Kind.

(G)	Security is considered illiquid. The total market value of such security as of September 30, 2014 was $157,624 (000) and represented 11.3% of net assets of the Fund.

(H)	Unsettled bank loan.

(I)	Security is considered restricted. The total market value of such security as of September 30, 2014 was $130,798 (000) and represented 9.4% of Net Assets of the Fund.

(J)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2014 was $142,134 (000) and represented 10.2% of net assets of the Fund.

ARM — Adjustable Rate Mortgage

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

EUR — Euro

GBP — British Pound Sterling

LLC — Limited Liability Corporation

LP — Limited Partnership

MTN — Medium Term Note

NOK — Norwegian Krone

NY — New York

PIK — Payment-in Kind

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Ser — Series

SPE — Special Purpose Entity

USD — United States Dollar

Amounts designated as “—” are either $0 or have been rounded to $0.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Appreciation (Depreciation) (000)
10/14/2014	USD	1,841	EUR	1,390	$(85)
10/14/2014	EUR	66,713	USD	85,626	1,338
10/14/2014	GBP	18,696	USD	30,652	355
1/12/2015	CHF	2,229	USD	2,570	159
4/30/2015	NOK	26,729	USD	4,410	280
					$2,047

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Counterparty	Currency to Deliver (000)	Currency to Receive (000)	Unrealized Appreciation (000)
US Bank	$(122,968)	$125,015	$2,047

For the year ended September 30, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The following is a list of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$713,175	$165	$713,340
Loan Participations	—	405,247	6,000	411,247
Life Settlement Contracts	—	—	130,798	130,798
Asset-Backed Securities	—	7,700	7,886	15,586
Sovereign Debt	—	14,743	179	14,922
Convertible Bonds	—	12,291	—	12,291
Warrants	5,287	244	—	5,531
Mortgage-Backed Securities	—	1,955	—	1,955
Common Stock	—	259	18	277
Short-Term Investment	73,875	—	—	73,875
Total Investments in Securities	$79,162	$1,155,614	$145,046	$1,379,822

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$2,132	$—	$2,132
Unrealized Depreciation	—	(85)	—	(85)
Total Other Financial Instruments	$—	$2,047	$—	$2,047

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 105

consolidated schedule of investments
September 30, 2014

City National Rochdale Fixed Income Opportunities Fund (concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2014:

	Investments in Loan Participations	Investments in Life Settlement Contracts	Investments in Sovereign Debt
Beginning balance as of October 1, 2013	$995	$—	$234
Accrued discounts/ premiums	(5)	—	5
Realized gain/(loss)	2	—	9
Change in unrealized appreciation/(depreciation)	(1)	36,012	(25)
Purchases/Reorganizations	6,000	94,786	—
Sales/paydowns	(991)	—	(44)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance as of September 30, 2014	6,000	$130,798	$179
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$36,012	$15

	Investments in Asset-Backed Securities	Investments in Mortgage-Backed Securities	Investments in Corporate Bonds
Beginning balance as of October 1, 2013	$18,301	$1,038	$—
Accrued discounts/ premiums	(102)	—	—
Realized gain/(loss)	(1)	—	—
Change in unrealized appreciation/(depreciation)	285	16	—
Purchases	—	—	165
Sales/paydowns	(5,437)	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(5,160)	(1,054)	—
Ending balance as of September 30, 2014	$7,886	$—	$165
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$285	$16	$—

	Investments in Common Stock	Total
Beginning balance as of October 1, 2013	$—	$20,568
Accrued discounts/ premiums	—	(102)
Realized gain/(loss)	—	10
Change in unrealized appreciation/(depreciation)	—	36,287
Purchases	18	100,969
Sales/paydowns	—	(6,472)
Transfers into Level 3	—	—
Transfers out of Level 3	—	(6,214)
Ending balance as of September 30, 2014	$18	$145,046
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$36,328

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments that are not valued via one or more broker quotes as of September 30, 2014. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2014 (000)	Valuation Techniques
BT SPE	$7,886	Discounted Cash Flow Model based on actual collection level and experienced defaults

		Observable Inputs
		Accumulated Collections
		Accumulated Defaults
		Annualized Default Rate
		Accumulated Default Rate
		Pace of Collection Pace of Defaults
		Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	9.25%

		Valuation Techniques
Life Settlement Contracts	130,798	Discounted Cash Flow Model
		Observable Inputs
		Maturity Value

		Unobservable Inputs	Range
		Discount Rate	13%
		Expected Maturity (months)	33-128

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement. Increases in projected collection rates in isolation, would result in a higher fair value measurement, while increases in expected discount rates, projected default rates, and maturities of life settlement contracts, in isolation would result in a lower fair value measurement.

For the year ended September 30, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended September 30, 2014, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers into an out of Level 3 were due to changes in the availability of observable inputs to determine fair value. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 106

schedule of investments
September 30, 2014

City National Rochdale Multi-Asset Fund

Description	Shares	Value (000)
Exchange Traded Funds [57.6%]
Energy Select Sector SPDR Fund	10,425	$945
Industrial Select Sector SPDR	15,996	850
iShares 7-10 Year Treasury Bond ETF	25,565	2,647
iShares MSCI World ETF	20,995	1,499
iShares Russell 3000 Index Fund	11,740	1,371
Market Vectors Emerging High Yield Bond ETF	28,430	725
SPDR S&P 500	9,318	1,836
SPDR S&P Dividend	15,112	1,132
Technology Select Sector SPDR	26,380	1,053
Vanguard FTSE Europe ETF	25,130	1,388
Vanguard REIT	11,635	836

Total Exchange Traded Funds
(Cost $13,646)		14,282

Unaffiliated Registered Investment Companies [18.6%]
Ivy High Income Fund	165,852	1,409
Oppenheimer Senior Floating Rate Fund	89,394	738
PIMCO Emerging Markets Bond Fund	67,979	741
Vanguard Short-Term Bond Index Fund	81,995	860
Voya Global Real Estate Fund	45,549	875

Total Unaffiliated Registered Investment Companies
(Cost $4,590)		4,623

Affiliated Registered Investment Companies [21.9%]
City National Rochdale Corporate Bond Fund, Servicing Class	148,997	1,588
City National Rochdale Emerging Markets Portfolio	18,929	736
City National Rochdale Government Bond Fund, Institutional Class	109,122	1,145

Description	Shares	Value (000)
City National Rochdale High Yield Bond Fund, Institutional Class	85,046	$745
City National Rochdale Limited Maturity Fixed Income Fund, Institutional Class	108,570	1,213

Total Affiliated Registered Investment Companies
(Cost $5,510)		5,427

Short-Term Investments [2.0%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010%** ‡	244,498	245
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**	244,191	245

Total Short-Term Investments
(Cost $490)		490

Total Investments [100.1%]
(Cost $24,236)		$24,822

Percentages are based on Net Assets of $24,805 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2014.

‡	Investment in Affiliate.

Cl — Class

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

As of September 30, 2014, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2014, there have been no transfers between any of the fair hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 107

schedule of investments
September 30, 2014

City National Rochdale Dividend & Income Fund

Description	Shares	Value (000)
Common Stock [97.6%]
Consumer Discretionary [4.5%]
Lamar Advertising, Cl A	60,000	$2,955
Mattel	25,500	781
McDonald’s	33,800	3,205
Regal Entertainment Group, Cl A	42,300	841

Total Consumer Discretionary		7,782

Consumer Staples [27.6%](A)
Altria Group	14,250	654
B&G Foods	70,900	1,953
Campbell Soup	15,000	641
Clorox	32,100	3,083
Coca-Cola	18,000	768
ConAgra Foods	27,800	919
Dr Pepper Snapple Group	52,900	3,402
General Mills	66,680	3,364
Hershey	14,400	1,374
Imperial Tobacco Group ADR	23,152	2,000
Kellogg	40,500	2,495
Kimberly-Clark	18,200	1,958
Kraft Foods Group	13,194	744
Lorillard	83,590	5,008
PepsiCo	8,000	745
Philip Morris International	52,600	4,387
Procter & Gamble	39,149	3,278

Description	Shares	Value (000)
Reynolds American	10,692	$631
Sysco	61,600	2,338
Unilever ADR	22,200	930
Universal	38,592	1,713
Vector Group	139,279	3,089
Wal-Mart Stores	29,200	2,233

Total Consumer Staples		47,707

Energy [13.4%]
Buckeye Partners	4,400	350
Chevron	30,683	3,661
ConocoPhillips	27,500	2,104
Crestwood Midstream Partners	60,071	1,362
Enbridge Energy Partners	15,000	583
Energy Transfer Partners	3,700	237
Enterprise Products Partners	72,584	2,925
Exxon Mobil	25,838	2,430
Kinder Morgan Energy Partners	5,700	532
NuStar Energy	11,250	742
Occidental Petroleum	25,500	2,452
ONEOK	18,500	1,212
ONEOK Partners	2,400	134
Plains All American Pipeline	60,725	3,574
Spectra Energy	4,753	187
TransCanada	13,928	718

Total Energy		23,203

Financials [5.3%]
Arthur J Gallagher	13,200	599
BB&T	33,000	1,228
Cincinnati Financial	51,700	2,433
Compass Diversified Holdings	32,000	560
FirstMerit	19,571	345
JPMorgan Chase	12,000	723
Mercury General	15,000	732
NBT Bancorp	25,935	584
People’s United Financial	30,000	434
Prospect Capital	120,000	1,188
US Bancorp	10,000	418

Total Financials		9,244

Health Care [8.2%]
Bristol-Myers Squibb	52,000	2,661
Eli Lilly	48,400	3,139
GlaxoSmithKline	32,000	1,471
Johnson & Johnson	38,200	4,072
Merck	28,150	1,669

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 108

schedule of investments
September 30, 2014

City National Rochdale Dividend & Income Fund (continued)

Description	Shares	Value (000)
Pfizer	41,944	$1,240

Total Health Care		14,252

Industrials [4.1%]
3M	4,000	567
Eaton	39,700	2,516
General Dynamics	14,500	1,843
General Electric	37,400	958
Honeywell International	1,872	174
Lockheed Martin	6,000	1,097

Total Industrials		7,155

Information Technology [0.8%]
Paychex	10,000	442
Seagate Technology	15,000	859

Total Information Technology		1,301

Materials [3.6%]
Dow Chemical	19,000	996
EI du Pont de Nemours	32,700	2,347
Nucor	15,000	814
Olin	28,000	707
Sonoco Products	24,000	943
Southern Copper	12,128	360

Total Materials		6,167

REITs [9.9%]
Apartment Investment & Management, Cl A	17,229	548
Camden Property Trust	8,914	611
EPR Properties	18,200	922
Government Properties Income Trust	35,000	767
Health Care Property Investors	33,546	1,332
Health Care REIT	11,612	724
Healthcare Realty Trust	17,000	403
Liberty Property Trust	17,385	578
Mid-America Apartment Communities	12,000	788
National Health Investors	20,000	1,143
National Retail Properties, Cl REIT	36,500	1,262
Plum Creek Timber	24,000	936
Public Storage	10,000	262
QTS Realty Trust, Cl A	8,000	243

Description	Shares	Value (000)
Ramco-Gershenson Properties Trust	4,000	$65
Select Income REIT	50,000	1,202
Senior Housing Properties Trust	13,000	272
Simon Property Group	5,000	822
Sovran Self Storage	10,036	746
Tanger Factory Outlet Centers	27,984	916
Ventas	38,632	2,393
Weyerhaeuser	6,552	209

Total REITs		17,144

Shipping & Transportation [0.6%]
Fly Leasing ADR	87,370	1,119

Telecommunication Services [6.0%]
AT&T	84,500	2,978
Consolidated Communications Holdings	125,400	3,141
Verizon Communications	54,067	2,703
Windstream Holdings	136,128	1,467

Total Telecommunication Services		10,289

Utilities [13.6%]
AGL Resources	8,000	411
American Electric Power	25,000	1,305
AmeriGas Partners	28,200	1,286
Atmos Energy	15,000	716
Brookfield Infrastructure Partners, Cl Miscellaneous	20,000	760
Cleco	4,536	218
Dominion Resources	15,000	1,036
DTE Energy	10,000	761
Duke Energy	31,006	2,318
Entergy	13,700	1,060
Ferrellgas Partners	7,300	196
FirstEnergy	38,000	1,276
Hawaiian Electric Industries	24,010	638
NiSource	20,000	820
Northeast Utilities	37,492	1,661
Northwest Natural Gas	8,396	355
OGE Energy	33,600	1,247
Pinnacle West Capital	28,885	1,578
Portland General Electric	12,000	385
PPL	20,000	657
SCANA	33,000	1,637
Suburban Propane Partners	11,200	499
UIL Holdings	11,000	389
United Utilities Group ADR	17,318	452

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 109

schedule of investments
September 30, 2014

City National Rochdale Dividend & Income Fund (continued)

Description	Shares /Face Amount (000)	Value (000)
Wisconsin Energy	27,500	$1,182
Xcel Energy	20,000	608

Total Utilities		23,451

Total Common Stock
(Cost $127,552)		168,814

Preferred Stock [1.1%]
Financials [0.2%]
Wells Fargo	10,000	248

REITs [0.6%]
Equity Commonwealth	10,000	257
First Potomac Realty Trust	10,000	261
National Retail Properties	10,000	259
Public Storage	10,000	248

Total REITs		1,025

Telecommunication Services [0.3%]
Qwest	10,000	260
Verizon Communications	10,000	261

Total Telecommunication Services		521

Total Preferred Stock
(Cost $1,732)		1,794

Asset-Backed Security [0.2%]
BT SPE (Acquired 07/06/11, Acquisition Cost $551,294)
9.250%, 06/06/16(C) (D)	$428	403

Total Asset-Backed Security
(Cost $428)		403

Short-Term Investments [0.7%]
City National Rochdale Government Money Market Fund, 0.010%** ‡	593,886	594
SEI Daily Income Trust Government Fund, Cl A, 0.020%**	593,886	594

Total Short-Term Investments
(Cost $1,188)		1,188

Total Investments [99.6%]
(Cost $130,900)		$172,199

Percentages are based on Net Assets of $172,917 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2014.

‡	Investment in Affiliate.

(A)	The Fund uses more specific categories in following its investment limitations on investment concentrations. Broad industry sectors are used for financial reporting purposes.

(B)	Foreign Security.

(C)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2014 was $403 (000) and represented 0.2% of net assets of the Fund.

(D)	Security is considered illiquid. The total market value of such security as of September 30, 2014 was $403 (000) and represented 0.2% of net assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

SPE — Special Purpose Entity

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$168,814	$—	$—	$168,814
Preferred Stock	1,794	—	—	1,794
Asset-Backed Security	—	—	403	403
Short-Term Investments	1,188	—	—	1,188
Total Investments in Securities	$171,796	$—	$403	$172,199

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2014:

Investments in Asset-Backed Security
Beginning balance as of October 1, 2013	$579
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	10
Purchases	—
Sales/paydowns	(186)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of September 30, 2014	$403
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$10

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 110

schedule of investments
September 30, 2014

City National Rochdale Dividend & Income Fund (concluded)

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2014. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2014 (000)	Valuation Technique
BT SPE	$403	Discounted Cash Flow Model based on actual collection level and experienced defaults

		Observable Inputs
		Accumulated Collections
		Accumulated Defaults
		Annualized Default Rate
		Accumulated Default Rate
		Pace of Collection Pace of Defaults
		Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	9.25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement. Increases in projected collection rates, in isolation, would result in a higher fair value measurement, while increases in expected discount rates and in projected default rates, in isolation, would result in lower fair value measurements.

For the year ended September 30, 2014, the transfers into Level 1 from Level 2 were due to changes in the availability of observable inputs to determine fair value. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 111

schedule of investments
September 30, 2014

City National Rochdale U.S. Core Equity Fund

Description	Shares	Value (000)
Common Stock [97.5%]
Aerospace & Defense [4.3%]
Boeing	20,100	$2,561
Hexcel *	69,300	2,751
Textron	101,200	3,642

Total Aerospace & Defense		8,954

Auto Components [1.3%]
Magna International	28,000	2,657

Biotechnology [7.9%]
Biogen Idec *	10,700	3,540
Celgene *	65,900	6,246
Gilead Sciences *	61,100	6,504

Total Biotechnology		16,290

Capital Markets [4.1%]
Affiliated Managers Group *	14,400	2,885
Charles Schwab	67,500	1,984
State Street	48,900	3,599

Total Capital Markets		8,468

Chemicals [2.4%]
Eastman Chemical	28,500	2,306
LyondellBasell Industries, Cl A	24,400	2,651

Total Chemicals		4,957

Commercial Banks [2.0%]
Wells Fargo	78,400	4,067

Description	Shares	Value (000)
Communications Equipment [1.4%]
Qualcomm	38,900	$2,909

Computers & Peripherals [4.5%]
Apple	92,600	9,329

Construction & Engineering [1.3%]
Quanta Services *	76,400	2,772

Diversified Financial Services [3.9%]
Citigroup	65,000	3,368
JPMorgan Chase	78,500	4,729

Total Diversified Financial Services		8,097

Diversified Telecommunication Services [1.6%]
Verizon Communications	65,200	3,259

Energy Equipment & Services [5.1%]
Halliburton	97,300	6,277
Schlumberger	41,700	4,240

Total Energy Equipment & Services		10,517

Financial Services [2.2%]
American Express	51,900	4,543

Food & Staples Retailing [4.1%]
Costco Wholesale	24,400	3,058
CVS Health	67,300	5,357

Total Food & Staples Retailing		8,415

Food Products [3.0%]
Tyson Foods, Cl A	100,900	3,972
WhiteWave Foods, Cl A *	62,200	2,260

Total Food Products		6,232

Health Care Equipment & Supplies [2.9%]
Edwards Lifesciences *	32,600	3,330
Intuitive Surgical *	5,700	2,632

Total Health Care Equipment & Supplies		5,962

Health Care Providers & Services [1.3%]
HCA Holdings *	39,500	2,786

Hotels, Restaurants & Leisure [1.2%]
Starbucks	33,600	2,535

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 112

schedule of investments
September 30, 2014

City National Rochdale U.S. Core Equity Fund (continued)

Description	Shares	Value (000)
Household Durables [1.5%]
PulteGroup	181,400	$3,204

Insurance [4.2%]
American International Group	79,500	4,295
Prudential Financial	50,900	4,476

Total Insurance		8,771

Internet & Catalog Retail [1.0%]
Priceline Group *	1,750	2,028

Internet Software & Services [5.2%]
Facebook, Cl A *	51,200	4,047
Google, Cl A *	11,650	6,808

Total Internet Software & Services		10,855

IT Services [3.7%]
MasterCard, Cl A	64,000	4,731
Visa, Cl A	13,400	2,859

Total IT Services		7,590

Leisure Equipment & Products [1.7%]
Polaris Industries	23,400	3,505

Life Sciences Tools & Services [1.8%]
Thermo Fisher Scientific	30,600	3,724

Machinery [3.2%]
Cummins	21,400	2,824
Wabtec	46,600	3,777

Total Machinery		6,601

Media [5.0%]
Comcast, Cl A	63,200	3,399
Lions Gate Entertainment	86,600	2,855
Walt Disney	45,400	4,042

Total Media		10,296

Description	Shares	Value (000)
Oil, Gas & Consumable Fuels [5.5%]
Cabot Oil & Gas	79,000	$2,583
Continental Resources *	55,000	3,656
Exxon Mobil	28,500	2,681
Occidental Petroleum	26,400	2,538

Total Oil, Gas & Consumable Fuels		11,458

Road & Rail [2.1%]
Union Pacific	39,200	4,250

Semiconductors & Semiconductor Equipment [2.8%]
Applied Materials	142,900	3,088
NXP Semiconductor *	39,600	2,710

Total Semiconductors & Semiconductor Equipment		5,798

Software [0.9%]
Adobe Systems *	27,500	1,903

Specialty Retail [3.2%]
Home Depot	43,800	4,018
Lowe’s	51,900	2,747

Total Specialty Retail		6,765

Water Utilities [1.2%]
American Water Works	52,900	2,550

Total Common Stock
(Cost $172,405)		202,047

Short-Term Investments [2.4%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010%** ‡	2,463,325	2,464
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**	2,463,325	2,464

Total Short-Term Investments
(Cost $4,928)		4,928

Total Investments [99.9%]
(Cost $177,333)		$206,975

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 113

schedule of investments
September 30, 2014

City National Rochdale U.S. Core Equity Fund (concluded)

Percentages are based on Net Assets of $207,210 (000).

‡	Investment in Affiliate.

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2014.

Cl — Class

As of September 30, 2014, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 114

schedule of investments
September 30, 2014

City National Rochdale Socially Responsible Equity Fund

Description	Shares	Value (000)
Common Stock [94.7%]
Automotive [4.5%]
Ford Motor	264,000	$3,904
Johnson Controls	54,700	2,407
PACCAR	50,700	2,883

Total Automotive		9,194

Banks [2.4%]
Bank of America	288,700	4,922

Building & Construction [2.5%]
Owens Corning	35,000	1,111
USG *	142,000	3,904

Total Building & Construction		5,015

Chemicals [2.0%]
EI du Pont de Nemours	54,500	3,911

Commercial Banks [2.6%]
BB&T	137,800	5,128

Communication & Media [2.4%]
Starz *	144,000	4,764

Communications Equipment [0.9%]
Qualcomm	25,000	1,869

Computer Software [4.0%]
Microsoft	87,200	4,042
Oracle	103,100	3,947

Total Computer Software		7,989

Description	Shares	Value (000)
Drugs [2.1%]
AbbVie	73,300	$4,234

Electric Utilities [3.1%]
Northeast Utilities	55,300	2,450
Portland General Electric	119,100	3,825

Total Electric Utilities		6,275

Electronic Equipment & Instruments [4.4%]
Arrow Electronics *	17,400	963
Cisco Systems	153,800	3,871
Corning	201,300	3,893

Total Electronic Equipment & Instruments		8,727

Energy Equipment & Services [1.8%]
National Oilwell Varco	47,300	3,600

Financial Services [1.4%]
American Express	31,600	2,766
FNFV Group *	–	—

Total Financial Services		2,766

Food, Beverage & Tobacco [3.0%]
PepsiCo	63,500	5,911

Health Care Products & Services [3.4%]
Cardinal Health	25,600	1,918
DaVita HealthCare Partners *	66,700	4,878

Total Health Care Products & Services		6,796

Household Furniture & Fixtures [2.4%]
Stanley Black & Decker	53,100	4,715

Household Products [3.0%]
Procter & Gamble	71,200	5,962

Independent Power Producers & Energy Trader [1.5%]
Calpine *	135,900	2,949

Industrial Products & Services [4.1%]
Eaton	87,800	5,564
Tyco International	58,675	2,615

Total Industrial Products & Services		8,179

Information Technology [2.0%]
IBM	20,800	3,949

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 115

schedule of investments
September 30, 2014

City National Rochdale Socially Responsible Equity Fund (concluded)

Description	Shares	Value (000)
Insurance [14.2%]
American International Group	104,600	$5,651
Berkshire Hathaway, Cl B *	26,600	3,675
Chubb	20,500	1,867
FNF Group	141,600	3,928
Genworth Financial, Cl A *	341,700	4,476
HCC Insurance Holdings	80,600	3,892
Symetra Financial	209,100	4,878

Total Insurance		28,367

Medical Products & Services [6.3%]
Baxter International	77,400	5,555
Becton Dickinson	33,800	3,847
Laboratory Corp of America Holdings *	31,100	3,164

Total Medical Products & Services		12,566

Petroleum & Fuel Products [9.4%]
ConocoPhillips	44,000	3,367
Denbury Resources	241,900	3,636
Phillips 66	20,900	1,699
Southwestern Energy *	151,500	5,295
Spectra Energy	95,700	3,757
Whiting Petroleum *	12,700	985

Total Petroleum & Fuel Products		18,739

Real Estate Investment Trusts [2.2%]
Redwood Trust	65,200	1,081
Weyerhaeuser	106,900	3,406

Total Real Estate Investment Trusts		4,487

Real Estate Management & Development [3.4%]
Brookfield Asset Management, Cl A	86,900	3,907
Kennedy-Wilson Holdings	117,400	2,813

Total Real Estate Management & Development		6,720

Semi-Conductors [1.7%]
Broadcom, Cl A	85,200	3,444

Telephone & Telecommunications [3.0%]
Verizon Communications	119,000	5,949

Description	Shares	Value (000)
Transportation Services [1.0%]
United Parcel Service, Cl B	19,900	$1,956

Total Common Stock
(Cost $175,436)		189,083

Short-Term Investment [21.9%]
AIM STIT-Government TaxAdvantage Portfolio, 0.010%**	43,677,593	43,678

Total Short-Term Investment
(Cost $43,678)		43,678

Total Investments [116.6%]
(Cost $219,114)		$232,761

Percentages are based on Net Assets of $199,593 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2014.

Cl — Class

Amounts designated as “—” are either $0 or have been rounded to $0.

As of September 30, 2014, all of the Fund’s investments are Level 1in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 116

consolidated schedule of investments
September 30, 2014

City National Rochdale Emerging Markets Fund

Description	Shares	Value (000)
Common Stock [91.0%]
China [30.9%]
AAC Technologies Holdings	1,588,200	$9,225
Alibaba Group Holding ADR *	1,000	89
ANTA Sports Products	3,742,000	7,624
Baidu ADR *	47,400	10,344
China Pioneer Pharma Holdings	14,211,000	11,237
China Railway Group, Cl H	10,796,000	5,728
China State Construction International Holdings	4,598,000	6,834
CIMC Enric Holdings	5,556,000	5,552
Fufeng Group	15,762,000	7,795
Goodbaby International Holdings	11,561,705	4,988
Great Wall Motor, Cl H	3,895,500	15,126
Man Wah Holdings	3,654,000	5,374
New Oriental Education & Technology Group *	244,000	5,661
Ping An Insurance Group of China, Cl H	1,322,500	9,929
Shanghai Fosun Pharmaceutical Group, Cl H	1,861,500	6,005
Sunac China Holdings	11,898,000	9,010
Sunny Optical Technology Group	7,802,000	11,575
Tencent Holdings	1,179,500	17,545
Tingyi Cayman Islands Holding	2,030,000	5,333
Want Want China Holdings	4,296,000	5,356
XTEP International Holdings	12,661,500	5,740
Zhejiang Expressway, Cl H	5,586,000	5,676
ZTE, Cl H	3,709,187	8,226

Total China		179,972

Description	Shares	Value (000)
Hong Kong [9.7%]
Chaowei Power Holdings	10,998,000	$5,581
CPMC Holdings	6,776,000	5,419
Galaxy Entertainment Group	1,904,000	11,059
MTR	1,265,000	4,953
NagaCorp	17,506,600	12,535
SJM Holdings	2,574,000	4,906
Skyworth Digital Holdings	11,807,088	6,128
Xinyi Glass Holdings	9,674,832	6,043

Total Hong Kong		56,624

India [24.6%] [A]
Amtek Auto	3,034,666	9,908
CESC	395,247	4,800
Crompton Greaves	1,313,394	4,277
Dr. Reddy’s Laboratories ADR	152,200	7,998
Emami	719,046	8,117
HDFC Bank	353,793	5,288
HDFC Bank ADR	103,500	4,821
ICICI Bank	63,161	1,466
ICICI Bank ADR	311,767	15,308
ITC	853,512	5,116
Kotak Mahindra Bank	463,470	7,603
McLeod Russel India	1,041,226	4,901
Mindtree	324,968	6,201
Sobha Developers	729,724	4,774
Sun Pharmaceutical Industries	539,878	7,494
Taro Pharmaceutical Industries *	62,169	9,548
Tata Global Beverages	1,996,287	5,151
Tata Motors, Cl A	915,068	5,113
Tata Motors ADR	111,800	4,887
Tech Mahindra	175,827	7,088
United Spirits *	225,821	8,786
Vardhman Textiles	609,557	4,363

Total India		143,008

Indonesia [7.8%]
Bank Mandiri Persero	3,309,100	2,736
Ciputra Development	44,321,000	3,692
Kalbe Farma	41,503,100	5,790
Lippo Karawaci	82,170,961	6,339
Media Nusantara Citra	24,599,600	6,450
Mitra Adiperkasa	17,847,700	8,056
Surya Citra Media	31,093,300	9,761
United Tractors	1,710,500	2,794

Total Indonesia		45,618

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 117

consolidated schedule of investments
September 30, 2014

City National Rochdale Emerging Markets Fund (concluded)

Description	Shares	Value (000)
Malaysia [3.0%]
Berjaya Sports Toto	3,133,655	$3,649
Magnum	4,164,600	3,809
Malayan Banking	2,226,580	6,760
My EG Services	2,870,100	3,298

Total Malaysia		17,516

Philippines [7.9%]
GT Capital Holdings	454,850	10,744
Jollibee Foods	2,012,040	8,787
Megaworld	88,849,426	9,958
Metropolitan Bank & Trust	2,970,692	5,746
Security Bank	309,830	1,013
SM Prime Holdings	25,310,875	9,859

Total Philippines		46,107

Singapore [1.5%]
Raffles Medical Group	2,828,570	8,536

Thailand [5.1%]
Krung Thai Bank - Foreign	8,441,450	6,170
LPN Development	2,200,000	1,472
LPN Development NVDR	6,174,501	4,132
Minor International - Foreign	8,002,550	9,132
PTT Exploration & Production - Foreign	780,912	3,853
Siam Cement - Foreign	363,500	5,045

Total Thailand		29,804

United States [0.5%]
Cognizant Technology Solutions, Cl A *	68,600	3,071

Total Common Stock
(Cost $449,261)		530,256

Participatory Note [0.6%]
China [0.6%]
Boci Financial *	1,085,000	3,196

Total Participatory Note
(Cost $2,882)		3,196

Description	Shares	Value (000)
Short-Term Investments [5.7%]
City National Rochdale Government Money Market Fund, 0.010%** ‡	19,789,220	$19,789
SEI Daily Income Trust Government Fund, Cl A, 0.020%**	13,425,957	13,426

Total Short-Term Investments
(Cost $33,215)		33,215

Total Investments [97.3%]
(Cost $485,358)		$566,667

Percentages are based on Net Assets of $582,490 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2014.

‡	Investment in Affiliate.

(A)	Securities held through a Mauritius Subsidiary (See Note 2).

ADR — American Depositary Receipt

Cl — Class

NVDR — Non Voting Depository Receipt

As of September 30, 2014, all of the Fund’s investments are Level 1 in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2014, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 118

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CITY NATIONAL ROCHDALE FUNDS    |    PAGE 119

statements of assets and liabilities (000)
September 30, 2014

	City National Rochdale Government Money Market Fund	City National Rochdale Prime Money Market Fund	City National Rochdale California Tax Exempt Money Market Fund	City National Rochdale Limited Maturity Fixed Income Fund
ASSETS:
Cost of securities (including affiliated investments and repurchase agreements)	$4,091,879	$1,049,230	$861,647	$27,390
Investments in securities, at value	$3,867,879	$1,039,230	$861,647	$27,435
Affiliated investments, at value	—	—	—	88
Repurchase agreements, at value	224,000	10,000	—	—
Cash	—	—	10,371	—
Dividend and interest receivable	821	284	507	178
Receivable for investment securities sold	—	—	33,900	—
Receivable for reimbursement of administration fees (Note 4)	—	—	16	—
Receivable for reimbursement of legal fees (Note 4)	—	—	25	—
Receivable for reimbursement of transfer agent fees (Note 4)	—	—	45	—
Prepaid expenses	112	36	25	1
Total Assets	4,092,812	1,049,550	906,536	27,702

LIABILITIES:
Payable for income distributions	12	6	3	7
Payable for capital shares redeemed	—	—	—	5
Investment advisory fees payable	94	87	80	2
Shareholder servicing and distribution fees payable	35	11	5	5
Administrative fees payable	52	18	—	9
Accrued expenses	378	120	106	19
Total Liabilities	571	242	194	47
Net Assets	$4,092,241	$1,049,308	$906,342	$27,655

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$4,092,240	$1,049,319	$906,342	$29,351
Distributions in excess of net investment income	—	—	—	(1)
Accumulated net realized gain (loss) on investments	1	(11)	—	(1,828)
Net unrealized appreciation on investments	—	—	—	133
Net Assets	$4,092,241	$1,049,308	$906,342	$27,655

Institutional Class Shares:
Net Assets ($Dollars)	$—	$53,974,524	$—	$23,034,857
Total shares outstanding at end of period	—	53,974,194	—	2,062,941
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$1.00	$—	$11.17

Class N Shares:
Net Assets ($Dollars)	$3,174,351,318	$333,463,100	$623,561,125	$4,619,744
Total shares outstanding at end of period	3,174,348,080	333,524,370	623,564,044	413,468
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00	$11.17

Class S Shares:
Net Assets ($Dollars)	$705,932,267	$198,237,188	$81,411,501	$—
Total shares outstanding at end of period	705,933,005	198,202,147	81,407,996	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00	$—

Servicing Class Shares:
Net Assets ($Dollars)	$211,957,547	$463,633,222	$201,369,348	$—
Total shares outstanding at end of period	211,958,673	463,711,522	201,371,434	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 120

statements of assets and liabilities (000)
September 30, 2014

	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund	City National Rochdale Municipal High Income Fund
ASSETS:
Cost of securities (including affiliated investments)	$171,596	$143,468	$79,875	$394,456
Investments in securities, at value	$169,300	$143,130	$78,954	$376,620
Affiliated investments, at value	2,371	2,222	2,879	30,697
Dividend and income receivable	615	1,322	770	6,279
Cash	—	16	—	—
Receivable for capital shares sold	344	470	251	10,144
Deferred offering costs	—	—	—	8
Prepaid expenses	4	3	1	2
Total Assets	172,634	147,163	82,855	423,750

LIABILITIES:
Payable for income distributions	13	182	71	866
Payable for capital shares redeemed	262	95	—	82
Payable for investment securities purchased	—	—	1,066	365
Investment advisory fees payable	57	38	7	148
Shareholder servicing and distribution fees payable	24	31	22	156
Administrative fees payable	11	10	10	14
Accrued expenses	33	33	26	68
Total Liabilities	400	389	1,202	1,699
Net Assets	$172,234	$146,774	$81,653	$422,051

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$172,345	$143,748	$79,381	$408,987
Undistributed net investment income	2	1	—	130
Accumulated net realized gain (loss) on investments	(188)	1,141	314	73
Net unrealized appreciation on investments	75	1,884	1,958	12,861
Net Assets	$172,234	$146,774	$81,653	$422,051

Institutional Class Shares:
Net Assets ($Dollars)	$56,721,690	$—	$—	$—
Total shares outstanding at end of period	5,406,137	—	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.49	$—	$—	$—

Class N Shares:
Net Assets ($Dollars)	$2,027,337	$4,007,720	$10,955,112	$201,199,490
Total shares outstanding at end of period	192,921	375,490	1,019,568	18,782,065
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.51	$10.67	$10.74	$10.71

Servicing Class Shares:
Net Assets ($Dollars)	$113,485,179	$142,766,149	$70,698,055	$220,851,168
Total shares outstanding at end of period	10,820,221	13,392,484	6,598,222	20,608,392
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.49	$10.66	$10.71	$10.72

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 121

statements of assets and liabilities/
consolidated statement of assets and liabilities (000)
September 30, 2014

	City National Rochdale High Yield Bond Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund	City National Rochdale Multi-Asset Fund
ASSETS:
Cost of securities (including affiliated investments)	$101,717	$207,371	$1,375,551	$24,236
Investments in securities, at value	$100,807	$206,936	$1,379,822	$19,150
Affiliated investments, at value	856	4,176	—	5,672
Cash	66	—	12,940	8
Foreign Currency(1)	3	—	1,076	—
Dividend and income receivable	1,881	1,747	17,875	20
Receivable for capital shares sold	7,377	415	5,696	—
Receivable for investment securities sold	1,524	—	13,518	746
Unrealized gain on forward foreign currency contracts	—	—	2,132	—
Prepaid expenses	3	3	22	1
Total Assets	112,517	213,277	1,433,081	25,597

LIABILITIES:
Payable for income distributions	192	—	—	—
Payable for capital shares redeemed	10	39	361	—
Payable for investment securities purchased	1,416	—	38,376	745
Due to custodian	—	—	1,198	—
Unrealized loss on forward foreign currency contracts	—	—	85	—
Investment advisory fees payable	39	44	464	10
Shareholder servicing and distribution fees payable	32	84	575	10
Administrative fees payable	10	11	27	9
Accrued expenses	39	51	498	18
Total Liabilities	1,738	229	41,584	792
Net Assets	$110,779	$213,048	$1,391,497	$24,805

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$105,854	$212,414	$1,383,520	$24,682
Undistributed net investment income	6	63	6,957	—
Accumulated net realized gain (loss) on investments and foreign currency	4,973	(3,170)	6,130	(463)
Net unrealized appreciation (depreciation) on:
Investments	(54)	3,741	(7,306)	586
Foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	2,196	—
Net Assets	$110,779	$213,048	$1,391,497	$24,805

Institutional Class Shares:
Net Assets ($Dollars)	$40,639,232	$8,784,026	$—	$—
Total shares outstanding at end of period	4,638,638	334,832	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$8.76	$26.23	$—	$—

Class N Shares:
Net Assets ($Dollars)	$26,166,220	$204,264,285	$1,391,497,057	$18,760,021
Total shares outstanding at end of period	2,987,540	7,786,329	51,185,802	1,703,544
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$8.76	$26.23	$27.19	$11.01

Servicing Class Shares:
Net Assets ($Dollars)	$43,973,503	$—	$—	$6,044,807
Total shares outstanding at end of period	5,020,645	—	—	548,445
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$8.76	$—	$—	$11.02

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	Cost of foreign currency $3 (000) and $1,076 (000), respectively.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 122

statements of assets and liabilities/
consolidated statement of assets and liabilities (000)
September 30, 2014

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund	City National Rochdale Socially Responsible Fund	City National Rochdale Emerging Markets Fund
ASSETS:
Cost of securities (including affiliated investments)	$130,900	$177,333	$219,114	$485,358
Investments in securities, at value	$171,605	$204,511	$232,761	$546,878
Affiliated investments, at value	594	2,464	—	19,789
Cash	9	—	5	—
Foreign Currency(1)	—	—	—	19,477
Dividend and income receivable	372	113	117	612
Receivable for investment securities sold	—	3,523	—	2,814
Receivable for capital shares sold	555	488	120	1,304
Prepaid expenses	3	4	8	8
Total Assets	173,138	211,103	233,011	590,882

LIABILITIES:
Payable for capital shares redeemed	37	157	2	12
Payable for investment securities purchased	—	3,540	33,300	7,566
Investment advisory fees payable	68	60	74	417
Shareholder servicing and distribution fees payable	72	79	8	244
Administrative fees payable	11	11	10	17
Accrued expenses	33	46	24	136
Total Liabilities	221	3,893	33,418	8,392
Net Assets	$172,917	$207,210	$199,593	$582,490

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$134,389	$158,361	$180,561	$500,996
Undistributed (Distributions in excess of) net investment income	(4)	—	—	2,023
Accumulated net realized gain (loss) on investments and foreign currency	(2,767)	19,207	5,385	(1,511)
Net unrealized appreciation (depreciation) on:
Investments	41,299	29,642	13,647	81,309
Foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	—	(327)
Net Assets	$172,917	$207,210	$199,593	$582,490

Institutional Class Shares:
Net Assets ($Dollars)	$—	$6,758,695	$172,830,008	$—
Total shares outstanding at end of period	—	475,614	15,097,216	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$14.21	$11.45	$—

Class N Shares:
Net Assets ($Dollars)	$172,916,873	$97,205,303	$26,763,403	$582,490,192
Total shares outstanding at end of period	4,929,670	6,897,306	2,342,814	14,973,735
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$35.08	$14.09	$11.42	$38.90

Servicing Class Shares:
Net Assets ($Dollars)	$—	$103,245,570	$—	$—
Total shares outstanding at end of period	—	7,318,614	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$14.11	$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	Cost of foreign currency $19,800 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 123

statements of operations (000)
For the year ended September 30, 2014

	City National Rochdale Government Money Market Fund	City National Rochdale Prime Money Market Fund	City National Rochdale California Tax Exempt Money Market Fund	City National Rochdale Limited Maturity Fixed Income Fund
INCOME:
Interest Income	$3,369	$1,879	$612	$433
Total Investment Income	3,369	1,879	612	433

EXPENSES:
Investment Advisory Fees	9,839	3,002	2,592	166
Shareholder Servicing Fees — Class N(1)	16,531	1,958	3,791	24
Shareholder Servicing Fees — Class S(1)	4,577	1,717	553	—
Shareholder Servicing Fees — Servicing Class	420	1,431	493	—
Administration Fees	745	302	260	102
Transfer Agent Fees	422	134	108	4
Trustee Fees	202	75	60	15
Professional Fees	296	103	89	19
Custody Fees	243	80	55	2
Registration Fees	225	75	59	3
Printing Fees	157	51	40	1
Insurance and Other Expenses	293	99	81	5
Total Expenses	33,950	9,027	8,181	341
Less, Waivers and/or Reimbursements of:
Investment Advisory Fees	(9,264)	(2,095)	(2,592)	(95)
Shareholder Servicing Fees — Class N(1)	(16,531)	(1,958)	(3,791)	(12)
Shareholder Servicing Fees — Class S(1)	(4,577)	(1,717)	(553)	—
Shareholder Servicing Fees — Servicing Class	(420)	(1,431)	(493)	—
Administration Fees	(167)	(67)	(166)	—
Transfer Agent Fees	—	—	(45)	—
Legal Fees	—	—	(25)	—
Net Expenses	2,991	1,759	516	234

Net Investment Income	378	120	96	199
Net Realized Gain (Loss) from Securities Transactions	2	4	(2)	123
Net Change in Unrealized Depreciation on Investments	—	—	—	(65)
Net Increase in Net Assets Resulting from Operations	$380	$124	$94	$257

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 124

statements of operations (000)
For the year or period ended September 30, 2014

	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund	City National Rochdale Municipal High Income Fund (2)
INCOME:
Dividend Income	$—	$—	$—	$2
Dividend Income from Affiliated Investments	—	—	—	1
Interest Income	1,954	3,314	1,487	9,295
Total Investment Income	1,954	3,314	1,487	9,298

EXPENSES:
Investment Advisory Fees	747	568	195	807
Shareholder Servicing Fees — Class N(1)	11	17	49	422
Shareholder Servicing Fees — Servicing Class	285	347	156	237
Administration Fees	125	120	108	103
Transfer Agent Fees	20	16	8	22
Trustee Fees	21	20	16	18
Professional Fees	31	28	23	38
Custody Fees	11	11	4	9
Registration Fees	10	8	4	21
Printing Fees	7	6	3	7
Offering Costs	—	—	—	17
Insurance and Other Expenses	15	30	12	12
Total Expenses	1,283	1,171	578	1,713
Less, Waivers of:
Investment Advisory Fees	(67)	(83)	(99)	(13)
Net Expenses	1,216	1,088	479	1,700

Net Investment Income	738	2,226	1,008	7,598
Net Realized Gain from Securities Transactions	1,551	1,186	461	74
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,205)	(775)	1,052	12,861
Net Increase in Net Assets Resulting from Operations	$1,084	$2,637	$2,521	$20,533

(1)	Includes class specific distribution expenses.

(2)	Fund commenced operations December 30, 2013.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 125

statements of operations/
consolidated statement of operations (000)
For the year ended September 30, 2014

	City National Rochdale High Yield Bond Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund	City National Rochdale Multi-Asset Fund
INCOME:
Dividend Income	$60	$519	$12	$523
Dividend Income from Affiliated Investments	—	—	—	60
Interest Income	8,901	5,952	70,200	—
Less: Foreign Taxes Withheld	—	—	(23)	—
Total Investment Income	8,961	6,471	70,189	583

EXPENSES:
Investment Advisory Fees	799	817	6,103	137
Shareholder Servicing Fees — Class N(1)	173	894	6,102	100
Shareholder Servicing Fees — Servicing Class	145	—	—	14
Administration Fees	118	131	375	100
Transfer Agent Fees	15	23	145	3
Trustee Fees	20	20	93	14
Professional Fees	25	37	283	19
Custody Fees	12	13	99	2
Registration Fees	10	18	73	2
Printing Fees	6	9	52	1
Insurance and Other Expenses	28	33	350	3
Total Expenses	1,351	1,995	13,675	395
Recovery of Investment Advisory Fees Previously Waived(2)	—	—	97	—
Less, Waiver of:
Investment Advisory Fees	(101)	(59)	(263)	(11)
Net Expenses	1,250	1,936	13,509	384

Net Investment Income	7,711	4,535	56,680	199
Net Realized Gain (Loss) from:
Securities Transactions	5,028	(123)	4,871	1,191
Affiliated Investments	—	—	—	35
Distributions of Realized Gains from Investment Company Shares	—	—	—	38
Forward Foreign Currency Contracts	—	—	5,455	—
Foreign Currency Transactions	—	—	21	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,148)	2,982	(2,897)	(226)
Affiliated Investments	—	—	—	(49)
Forward Foreign Currency Contracts	—	—	2,511	—
Foreign Currency Transactions	—	—	138	—
Net Increase in Net Assets Resulting from Operations	$11,591	$7,394	$66,779	$1,188

(1)	Includes class specific distribution expenses.

(2)	See Note 4 for Advisory Fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 126

statements of operations/
consolidated statement of operations (000)
For the year ended September 30, 2014

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund	City National Rochdale Socially Responsible Fund	City National Rochdale Emerging Markets Fund
INCOME:
Dividend Income	$5,931	$2,128	$2,252	$10,312
Interest Income	776	—	—	—
Less: Foreign Taxes Withheld	(12)	(10)	—	(519)
Total Investment Income	6,695	2,118	2,252	9,793

EXPENSES:
Investment Advisory Fees	874	758	656	4,477
Shareholder Servicing Fees — Class N(1)	874	421	160	2,238
Shareholder Servicing Fees — Servicing Class	—	220	—	—
Administration Fees	126	123	110	172
Transfer Agent Fees	21	22	9	53
Trustee Fees	22	17	17	34
Professional Fees	31	43	24	68
Custody Fees	13	13	5	118
Registration Fees	20	16	7	30
Printing Fees	8	9	3	19
Insurance and Other Expenses	11	12	6	126
Total Expenses	2,000	1,654	997	7,335
Less, Waiver of:
Investment Advisory Fees	(90)	(4)	(61)	(145)
Shareholder Servicing Fees — Class N	—	—	(80)	—
Net Expenses	1,910	1,650	856	7,190

Net Investment Income	4,785	468	1,396	2,603
Net Realized Gain (Loss) from:
Securities Transactions	5,858	19,801	6,101	(405)
Foreign Currency Transactions	—	—	—	(579)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	9,234	10,820	(169)	53,480
Foreign Currency Transactions	—	—	—	(330)
Net Increase in Net Assets Resulting from Operations	$19,877	$31,089	$7,328	$54,769

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 127

statements of changes in net assets (000)
For the year ended September 30,

	City National Rochdale Government Money Market Fund		City National Rochdale Prime Money Market Fund
	2014	2013	2014	2013
OPERATIONS:
Net Investment Income	$378	$330	$120	$228
Net Realized Gain (Loss) from Security Transactions	2	6	4	(1)
Net Change in Unrealized Depreciation on Investments	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	380	336	124	227

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	(4)	(1)
Class N	(300)	(281)	(36)	(65)
Class S	(61)	(38)	(23)	(26)
Servicing Class	(17)	(11)	(57)	(136)
Realized Capital Gains:
Institutional Class	—	—	—	—
Class N	—	—	—	—
Servicing Class	—	—	—	—
Total Dividends and Distributions	(378)	(330)	(120)	(228)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	177,330	64,765
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	(134,563)	(53,558)
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—	42,767	11,207

Class N:
Shares Issued	4,544,028	4,569,767	712,240	958,377
Shares Issued in Lieu of Dividends and Distributions	249	232	24	43
Shares Redeemed	(4,410,324)	(4,337,676)	(803,775)	(927,483)
Increase (Decrease) in Net Assets from Class N Share Transactions	133,953	232,323	(91,511)	30,937

Class S:
Shares Issued	1,522,771	1,126,727	869,219	820,945
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(1,291,990)	(940,498)	(878,235)	(869,753)
Increase (Decrease) in Net Assets from Class S Share Transactions	230,781	186,229	(9,016)	(48,808)

Servicing Class:
Shares Issued	1,008,445	778,145	1,057,487	2,068,692
Shares Issued in Lieu of Dividends and Distributions	—	—	9	22
Shares Redeemed	(924,910)	(746,175)	(1,207,309)	(1,961,996)
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	83,535	31,970	(149,813)	106,718

Net Increase (Decrease) in Net Assets from Share Transactions	448,269	450,522	(207,573)	100,054
Total Increase (Decrease) in Net Assets	448,271	450,528	(207,569)	100,053

NET ASSETS:
Beginning of Year	3,643,970	3,193,442	1,256,877	1,156,824
End of Year	$4,092,241	$3,643,970	$1,049,308	$1,256,877
Undistributed (Distributions in excess of) net investment income	$—	$—	$—	$—

(1)	See Note 9 for shares issued and redeemed.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 128

City National Rochdale California Tax Exempt Money Market Fund		City National Rochdale Limited Maturity Fixed Income Fund		City National Rochdale Government Bond Fund		City National Rochdale Corporate Bond Fund
2014	2013	2014	2013	2014	2013	2014	2013

$96	$94	$199	$239	$738	$1,317	$2,226	$2,431
(2)	—	123	89	1,551	(81)	1,186	926
—	—	(65)	(425)	(1,205)	(3,438)	(775)	(2,436)
94	94	257	(97)	1,084	(2,202)	2,637	921

—	—	(184)	(288)	(402)	(746)	—	—
(69)	(71)	(20)	(19)	(2)	(23)	(44)	(46)
(7)	(7)	—	—	—	—	—	—
(20)	(16)	—	—	(346)	(1,285)	(2,181)	(2,423)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	(20)	(20)
—	—	—	—	—	—	(914)	(1,056)
(96)	(94)	(204)	(307)	(750)	(2,054)	(3,159)	(3,545)

—	—	744	1,086	9,605	10,986	—	—
—	—	77	87	338	720	—	—
—	—	(18,040)	(8,747)	(9,682)	(9,510)	—	—
—	—	(17,219)	(7,574)	261	2,196	—	—

988,104	1,060,390	1,191	2,071	385	306	1,625	1,782
67	70	20	19	1	13	47	43
(1,037,816)	(1,053,783)	(1,125)	(1,865)	(871)	(720)	(750)	(1,196)
(49,645)	6,677	86	225	(485)	(401)	922	629

372,122	320,188	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(370,022)	(340,847)	—	—	—	—	—	—
2,100	(20,659)	—	—	—	—	—	—

698,593	808,580	—	—	28,483	36,855	43,257	44,640
—	—	—	—	193	604	241	309
(662,963)	(780,506)	—	—	(30,360)	(43,783)	(35,408)	(40,992)
35,630	28,074	—	—	(1,684)	(6,324)	8,090	3,957

(11,915)	14,092	(17,133)	(7,349)	(1,908)	(4,529)	9,012	4,586
(11,917)	14,092	(17,080)	(7,753)	(1,574)	(8,785)	8,490	1,962

918,259	904,167	44,735	52,488	173,808	182,593	138,284	136,322
$906,342	$918,259	$27,655	$44,735	$172,234	$173,808	$146,774	$138,284
$—	$—	$(1)	$—	$2	$—	$1	$—

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 129

statements of changes in net assets/
consolidated statement of changes in net assets (000)
For the year or period ended September 30,

	City National Rochdale California Tax Exempt Bond Fund		City National Rochdale Municipal High Income Fund (2)
	2014	2013	2014
OPERATIONS:
Net Investment Income	$1,008	$1,190	$7,598
Net Realized Gain (Loss) from:
Security Transactions and Affiliated Investments	461	81	74
Distributions of Realized Gains from Investment Company Shares	—	—	—
Foreign Currency Transactions	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Affiliated Investments	1,052	(1,430)	12,861
Foreign Currency Transactions	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	2,521	(159)	20,533
DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	—
Class N	(115)	(112)	(3,407)
Servicing Class	(893)	(1,078)	(4,062)
Realized Capital Gains:
Institutional Class	—	—	—
Class N	(17)	(55)	—
Servicing Class	(110)	(474)	—
Total Dividends and Distributions	(1,135)	(1,719)	(7,469)
CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	—
Shares Issued from Merger(5)	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—
Shares Redeemed	—	—	—
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—	—
Class N:
Shares Issued	4,384	5,757	212,375
Shares Issued from Merger(5)	—	—	—
Shares Issued in Lieu of Dividends and Distributions	75	106	2,227
Shares Redeemed	(1,893)	(3,552)	(19,319)
Redemption Fees	—	—	—
Increase (Decrease) in Net Assets from Class N Share Transactions	2,566	2,311	195,283
Servicing Class:
Shares Issued	26,391	26,421	220,241
Shares Issued in Lieu of Dividends and Distributions	97	211	74
Shares Redeemed	(16,133)	(17,652)	(6,611)
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	10,355	8,980	213,704
Net Increase (Decrease) in Net Assets from Share Transactions	12,921	11,291	408,987
Total Increase (Decrease) in Net Assets	14,307	9,413	422,051
NET ASSETS:
Beginning of Year/Period	67,346	57,933	—
End of Year/Period	$81,653	$67,346	$422,051
Undistributed net investment income	$—	$—	$130

†
For the nine months ended September 30, 2013 and the year ended December 31, 2012. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Fund’s Intermediate Fixed Income Fund and Fixed Income Opportunities Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end. See Note 1 in Notes to Financial Statements for additional information.

(1)	See Note 9 for shares issued and redeemed.

(2)	Fund commenced operations December 30, 2013

(3)	Institutional Class commenced operations on December 20, 2013.

(4)	Institutional Class ceased operations on January 31, 2014.

(5)	See Note 10 in Notes to Financial Statements.

*
On March 29, 2013, the Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio were reorganized into the City National Rochdale Intermediate Fixed Income Fund and City National Rochdale Fixed Income Opportunities Fund, respectively. See Note 1 in Notes to Financial Statements for additional information.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 130

City National Rochdale High Yield Bond Fund		City National Rochdale Intermediate Fixed Income Fund* (3)			City National Rochdale Fixed Income Opportunities Fund *			City National Rochdale Multi-Asset Fund (4)
2014	2013	2014	2013†	2012†	2014	2013†	2012†	2014	2013

$7,711	$10,977	$4,535	$3,312	$4,083	$56,680	$34,256	$36,480	$199	$591

5,028	857	(123)	(354)	473	4,871	5,542	1,021	1,226	1,977
—	—	—	—	—	—	—	—	38	55
—	—	—	—	—	5,476	(61)	(345)	—	—

(1,148)	(2,333)	2,982	(4,677)	4,019	(2,897)	(18,357)	21,698	(275)	(1,039)
—	—	—	—	—	2,649	(184)	(312)	—	—
11,591	9,501	7,394	(1,719)	8,575	66,779	21,196	58,542	1,188	1,584

(2,421)	(2,806)	(611)	—	—	—	—	—	(28)	(150)
(1,899)	(2,840)	(3,973)	(3,505)	(4,065)	(54,067)	(34,355)	(35,978)	(149)	(404)
(3,386)	(5,350)	—	—	—	—	—	—	(57)	(113)

(90)	—	—	—	—	—	—	—	—	—
(83)	—	—	—	—	(5,256)	(52)	(1,348)	—	—
(208)	—	—	—	—	—	—	—	—	—
(8,087)	(10,996)	(4,584)	(3,505)	(4,065)	(59,323)	(34,407)	(37,326)	(234)	(667)

7,321	6,781	1,175	—	—	—	—	—	783	1,941
—	—	44,899	—	—	—	—	—	—	—
2,362	2,324	648	—	—	—	—	—	27	150
(9,031)	(10,577)	(38,696)	—	—	—	—	—	(7,291)	(8,488)
652	(1,472)	8,026	—	—	—	—	—	(6,481)	(6,397)

4,360	15,763	98,095	56,237	52,862	629,065	337,721	204,737	650	2,100
—	—	—	—	—	58,518	—	—	—	—
1,220	1,427	2,343	1,718	3,348	32,489	19,896	34,855	105	267
(14,526)	(21,520)	(53,966)	(27,350)	(38,323)	(260,475)	(74,057)	(104,410)	(4,588)	(6,000)
—	—	—	—	5	—	—	13	—	—
(8,946)	(4,330)	46,472	30,605	17,892	459,597	283,560	135,195	(3,833)	(3,633)

26,803	62,803	—	—	—	—	—	—	1,149	194
557	674	—	—	—	—	—	—	33	55
(74,330)	(47,406)	—	—	—	—	—	—	(228)	(2,692)
(46,970)	16,071	—	—	—	—	—	—	954	(2,443)
(55,264)	10,269	54,498	30,605	17,892	459,597	283,560	135,195	(9,360)	(12,473)
(51,760)	8,774	57,308	25,381	22,402	467,053	270,349	156,411	(8,406)	(11,556)

162,539	153,765	155,740	130,359	107,957	924,444	654,095	497,684	33,211	44,767
$110,779	$162,539	$213,048	$155,740	$130,359	$1,391,497	$924,444	$654,095	$24,805	$33,211
$6	$—	$63	$18	$173	$6,957	$196	$699	$—	$—

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 131

statements of changes in net assets/
consolidated statement of changes in net assets (000)
For the year or period ended September 30,

	City National Rochdale Dividend & Income Fund *
	2014	2013†	2012†
OPERATIONS:
Net Investment Income	$4,785	$2,602	$4,050
Net Realized Gain (Loss) from:
Security Transactions	5,858	4,278	(2,661)
Distributions of Realized Gains from Investment Company Shares	—	—	116
Foreign Currency Transactions	—	8	(6)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	9,234	8,298	7,411
Foreign Currency Transactions	—	—	—
Net Increase in Net Assets Resulting from Operations	19,877	15,186	8,910
DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	—
Class N	(5,449)	(2,296)	(4,044)
Servicing Class	—	—	—
Realized Capital Gains:
Institutional Class	—	—	—
Class N	—	—	—
Servicing Class	—	—	—
Return of Capital:
Class N	—	(1,135)	(727)
Total Dividends and Distributions	(5,449)	(3,431)	(4,771)
CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	—
Shares Issued from Merger(3)	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—
Shares Redeemed	—	—	—
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—	—
Class N:
Shares Issued	68,568	65,148	49,255
Shares Issued from Merger(3)	—	—	—
Shares Issued in Lieu of Dividends and Distributions	3,535	2,657	4,440
Shares Redeemed	(69,421)	(39,891)	(48,715)
Redemption Fees	—	—	7
Increase (Decrease) in Net Assets from Class N Share Transactions	2,682	27,914	4,987
Servicing Class:
Shares Issued	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—
Shares Redeemed	—	—	—
Increase in Net Assets from Servicing Class Share Transactions	—	—	—
Net Increase (Decrease) in Net Assets from Share Transactions	2,682	27,914	4,987
Total Increase (Decrease) in Net Assets	17,110	39,669	9,126
NET ASSETS:
Beginning of Year/Period	155,807	116,138	107,012
End of Year/Period	$172,917	$155,807	$116,138
Undistributed (Distributions in excess of) net investment income	$(4)	$(6)	$502

†
For the nine months ended September 30, 2013 and the year ended December 31, 2012. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Dividend & Income Portfolio and Rochdale Emerging Markets Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Fund’s Dividend & Income Fund and Emerging Markets Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end. See Note 1 in Notes to Financial Statements for additional information.

(1)	See Note 9 for shares issued and redeemed.

(2)	Commenced operations on December 3, 2012.

(3)	See Note 10 in Notes to Financial Statements.

*
On March 29, 2013, the Rochdale Dividend & Income Portfolio and Rochdale Emerging Markets Portfolio were reorganized into the City National Rochdale Dividend & Income Fund and City National Rochdale Emerging Markets Fund, respectively. See Note 1 in Notes to Financial Statements for additional information.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 132

City National Rochdale U.S. Core Equity Fund (2)		City National Rochdale Socially Responsible Equity Fund		City National Rochdale Emerging Markets Fund *
2014	2013	2014	2013	2014	2013†	2012†

$468	$572	$1,396	$1,120	$2,603	$2,076	$127

19,801	2,022	6,101	22,369	(405)	1,280	(2,280)
—	—	—	—	—	—	—
—	—	—	—	(579)	(985)	(359)

10,820	18,822	(169)	1,198	53,480	7,095	20,671
—	—	—	—	(330)	14	(11)
31,089	21,416	7,328	24,687	54,769	9,480	18,148

(82)	—	(939)	(887)	—	—	—
(82)	(245)	(461)	(247)	(1,072)	—	—
(306)	(326)	—	—	—	—	—

—	—	(7,405)	—	—	—	—
(1,261)	—	(5,241)	—	—	—	—
(1,354)	—	—	—	—	—	—

—	—	—	—	—	—	(67)
(3,085)	(571)	(14,046)	(1,134)	(1,072)	—	(67)

1,318	—	131,401	14,934	—	—	—
50,817	—	—	—	—	—	—
81	—	8,341	887	—	—	—
(47,918)	—	(7,405)	(68,200)	—	—	—
4,298	—	132,337	(52,379)	—	—	—

27,776	61,997	11,122	7,776	295,842	168,575	125,949
2,752	—	—	—	—	—	—
1,216	211	5,563	246	530	—	63
(13,106)	(6,431)	(19,455)	(8,192)	(61,619)	(20,853)	(13,211)
—	—	—	—	—	—	22
18,638	55,777	(2,770)	(170)	234,753	147,722	112,823

38,171	70,761	—	—	—	—	—
11	3	—	—	—	—	—
(16,976)	(12,322)	—	—	—	—	—
21,206	58,442	—	—	—	—	—
44,142	114,219	129,567	(52,549)	234,753	147,722	112,823
72,146	135,064	122,849	(28,996)	288,450	157,202	130,904

135,064	—	76,744	105,740	294,040	136,838	5,934
$207,210	$135,064	$199,593	$76,744	$582,490	$294,040	$136,838
$—	$1	$—	$—	$2,023	$1,071	$(125)

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 133

consolidated statement of cash flows (000)
For the year ended September 30, 2014

City National Rochdale Fixed Income Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Increase in Net Assets from Operations	$66,779
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchase of Investment Securities	(2,374,921)
Proceeds from Disposition of Investment Securities	2,000,426
Amortization (Accretion of Market Discount)	(900)
Premium Payments	(11,577)
Net Realized Gain on Investments	(4,871)
Net Change in Unrealized Depreciation on Investments	2,897

Changes in assets:
Cash held in escrow	5,000
Foreign currency	(1,076)
Receivable for investment securities sold	(5,776)
Dividends and interest receivable	(5,956)
Unrealized loss on forward foreign currency contracts	(2,067)
Prepaid expenses	9

Changes in liabilities:
Payable for investment securities purchased	(2,607)
Due to custodian	1,198
Unrealized gain on forward foreign currency contracts	(444)
Investment advisory fees payable	217
Shareholder servicing and distribution fees payable	214
Administrative fees payable	5
Accrued expense payable	212
Net Cash Used in Operating Activities	(333,238)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Issued	627,716
Cost of Shares Redeemed	(260,306)
Cash received from merger	759
Distributions	(26,834)
Net Cash Provided by Financing Activities	341,335
Net Change in Cash	8,097
Cash at beginning of year	4,843
Cash at end of year	$12,940

NON-CASH FINANCING ACTIVITIES:
Non-cash net assets acquired in fund merger	$57,759

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 134

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CITY NATIONAL ROCHDALE FUNDS    |    PAGE 135

financial highlights
For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†		Dividends from Net Investment Income		Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2014	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$3,174,351	0.08%	0.01%	0.88%
2013	1.00	0.000	^	(0.000	)^	1.00	0.01	3,040,396	0.13	0.01	0.97
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	2,808,068	0.14	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	2,926,120	0.14	0.02	1.11
2010	1.00	0.000	^	(0.000	)^	1.00	0.02	2,598,035	0.19	0.02	1.12
Class S (commenced operations on October 6, 1999)
2014	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$705,932	0.08%	0.01%	1.08%
2013	1.00	0.000	^	(0.000	)^	1.00	0.01	475,151	0.12	0.01	1.11
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	288,922	0.14	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.01	291,194	0.15	0.01	1.11
2010	1.00	0.000	^	(0.000	)^	1.00	0.01	348,698	0.20	0.01	1.12
Servicing Class (commenced operations on April 3, 2000)^^
2014	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$211,958	0.08%	0.01%	0.58%
2013	1.00	0.000	^	(0.000	)^	1.00	0.01	128,423	0.12	0.01	0.61
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	96,452	0.14	0.01	0.61
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	51,705	0.14	0.03	0.61
2010	1.00	0.000	^	(0.000	)^	1.00	0.04	81,050	0.17	0.04	0.62
City National Rochdale Prime Money Market Fund
Institutional Class (commenced operations on December 19, 2012)
2014	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$53,975	0.15%	0.01%	0.33%
2013	1.00	0.000	^	(0.000	)^	1.00	0.02	11,207	0.18	0.02	0.35
Class N (commenced operations on October 18, 1999)
2014	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$333,463	0.15%	0.01%	0.88%
2013	1.00	0.000	^	(0.000	)^	1.00	0.02	424,972	0.20	0.02	0.96
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	394,036	0.24	0.01	1.10
2011	1.00	0.000	^	(0.000	)^	1.00	0.03	450,282	0.25	0.03	1.10
2010	1.00	0.000	^	(0.000	)*^	1.00	0.06	432,235	0.28	0.04	1.10
Class S (commenced operations on October 26, 1999)
2014	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$198,237	0.15%	0.01%	1.08%
2013	1.00	0.000	^	(0.000	)^	1.00	0.01	207,252	0.21	0.01	1.09
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	256,060	0.24	0.01	1.10
2011	1.00	0.000	^	0.000	^	1.00	0.02	265,116	0.27	0.01	1.10
2010	1.00	0.000	^	(0.000	)*^	1.00	0.04	352,575	0.30	0.02	1.10
Servicing Class (commenced operations on March 23, 1998)^^
2014	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$463,633	0.15%	0.01%	0.58%
2013	1.00	0.000	^	(0.000	)^	1.00	0.02	613,445	0.19	0.02	0.59
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	506,728	0.23	0.02	0.60
2011	1.00	0.001		(0.001)		1.00	0.06	630,250	0.22	0.05	0.60
2010	1.00	0.001		(0.001	)*	1.00	0.09	489,980	0.24	0.08	0.60
City National Rochdale California Tax Exempt Money Market Fund
Class N (commenced operations on June 21, 1999)
2014	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$623,561	0.05%	0.01%	0.90%
2013	1.00	0.000	^	(0.000	)^	1.00	0.01	673,208	0.11	0.01	0.97
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	666,532	0.12	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	628,163	0.17	0.02	1.12
2010	1.00	0.000	^	(0.000	)*^	1.00	0.03	638,839	0.20	0.02	1.12
Class S (commenced operations on November 12, 1999)
2014	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$81,412	0.05%	0.01%	1.10%
2013	1.00	0.000	^	(0.000	)^	1.00	0.01	79,312	0.11	0.01	1.11
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	99,970	0.12	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.01	78,221	0.17	0.01	1.12
2010	1.00	0.000	^	(0.000	)*^	1.00	0.01	48,265	0.22	0.01	1.12
Servicing Class (commenced operations on April 3, 2000)^^
2014	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$201,369	0.05%	0.01%	0.60%
2013	1.00	0.000	^	(0.000	)^	1.00	0.01	165,740	0.10	0.01	0.61
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	137,665	0.12	0.01	0.61
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	169,932	0.16	0.02	0.62
2010	1.00	0.000	^	(0.000	)*^	1.00	0.04	140,238	0.19	0.04	0.63

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.001.

^^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

*	Includes a realized capital gain distribution of less than $0.001.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 136

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on October 22,1988)
2014	$11.16	$0.07	$0.01	$(0.07)	$—	$11.17	0.75%	$23,035	0.67%	0.64%	0.95%	49%
2013	11.25	0.06	(0.08)	(0.07)	—	11.16	(0.15)	40,205	0.64	0.51	0.64	32
2012	11.15	0.09	0.12	(0.11)	—	11.25	1.88	48,141	0.68	0.85	0.68	87
2011	11.21	0.16	(0.06)	(0.16)	—	11.15	0.92	31,743	0.66	1.46	0.67	50
2010	11.06	0.20	0.16	(0.21)	—	11.21	3.28	33,279	0.73	1.82	0.71	118
Class N (commenced operations on October 22, 2004)
2014	$11.16	$0.05	$0.01	$(0.05)	$—	$11.17	0.50%	$4,620	0.92%	0.40%	1.47%	49%
2013	11.26	0.03	(0.08)	(0.05)	—	11.16	(0.49)	4,530	0.89	0.26	1.14	32
2012	11.15	0.08	0.11	(0.08)	—	11.26	1.71	4,347	0.94	0.69	1.19	87
2011	11.22	0.14	(0.08)	(0.13)	—	11.15	0.58	6,402	0.91	1.21	1.17	50
2010	11.07	0.16	0.17	(0.18)	—	11.22	3.04	9,262	0.98	1.48	1.22	118
City National Rochdale Government Bond Fund
Institutional Class (commenced operations on February 1, 2012)
2014	$10.47	$0.06	$0.02	$(0.06)	$—	$10.49	0.80%	$56,722	0.53%	0.59%	0.57%	59%
2013	10.73	0.11	(0.23)	(0.14)	—	10.47	(1.11)	56,351	0.54	1.03	0.52	28
2012	10.75	0.05	0.04	(0.11)	—	10.73	0.01	55,502	0.55	0.96	0.53	55
Class N (commenced operations on April 13, 2000)
2014	$10.49	$0.01	$0.02	$(0.01)	$—	$10.51	0.29%	$2,027	1.03%	0.10%	1.07%	59%
2013	10.75	0.04	(0.21)	(0.09)	—	10.49	(1.60)	2,505	1.03	0.38	1.02	28
2012	10.77	0.06	0.05	(0.12)	(0.01)	10.75	0.01	2,970	1.03	0.56	1.03	55
2011	10.68	0.12	0.15	(0.18)	—	10.77	2.60	2,940	0.95	1.17	1.03	86
2010	10.60	0.16	0.16	(0.24)	—	10.68	3.10	3,251	0.95	1.57	1.03	93
Servicing Class (commenced operations on January 14, 2000)^
2014	$10.47	$0.04	$0.02	$(0.04)	$—	$10.49	0.54%	$113,485	0.78%	0.34%	0.82%	59%
2013	10.72	0.07	(0.20)	(0.12)	—	10.47	(1.26)	114,953	0.79	0.62	0.77	28
2012	10.75	0.09	0.03	(0.14)	(0.01)	10.72	0.01	124,121	0.77	0.83	0.78	55
2011	10.66	0.15	0.15	(0.21)	—	10.75	2.86	175,866	0.70	1.40	0.78	86
2010	10.58	0.19	0.16	(0.27)	—	10.66	3.37	155,376	0.70	1.81	0.78	93
City National Rochdale Corporate Bond Fund
Class N (commenced operations on April 13, 2000)
2014	$10.71	$0.14	$0.03	$(0.14)	$(0.07)	$10.67	1.64%	$4,008	1.01%	1.32%	1.07%	37%
2013	10.91	0.16	(0.10)	(0.17)	(0.09)	10.71	0.49	3,100	1.00	1.51	1.00	29
2012	10.59	0.22	0.37	(0.22)	(0.05)	10.91	0.06	2,535	1.00	2.05	1.00	31
2011	10.89	0.29	(0.30)	(0.29)	—	10.59	(0.10)	2,481	1.00	2.69	1.00	40
2010	10.57	0.33	0.32	(0.33)	—	10.89	6.23	2,384	0.99	3.05	1.00	28
Servicing Class (commenced operations on January 14, 2000)^
2014	$10.70	$0.17	$0.03	$(0.17)	$(0.07)	$10.66	1.89%	$142,766	0.76%	1.57%	0.82%	37%
2013	10.90	0.19	(0.11)	(0.19)	(0.09)	10.70	0.75	135,184	0.75	1.77	0.75	29
2012	10.58	0.25	0.37	(0.25)	(0.05)	10.90	0.06	133,787	0.75	2.30	0.75	31
2011	10.88	0.32	(0.30)	(0.32)	—	10.58	0.15	111,563	0.75	2.94	0.75	40
2010	10.56	0.35	0.32	(0.35)	—	10.88	6.50	105,571	0.74	3.32	0.75	28
City National Rochdale California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2014	$10.54	$0.13	$0.22	$(0.13)	$(0.02)	$10.74	3.31%	$10,955	0.88%	1.17%	1.02%	36%
2013	10.86	0.18	(0.22)	(0.18)	(0.10)	10.54	(0.45)	8,197	0.87	1.64	0.86	34
2012	10.70	0.22	0.23	(0.22)	(0.07)	10.86	4.32	6,093	0.83	2.07	0.86	27
2011	10.73	0.26	0.01	(0.26)	(0.04)	10.70	2.65	4,563	0.75	2.46	0.87	26
2010	10.60	0.29	0.13	(0.29)	—	10.73	4.06	3,309	0.75	2.75	0.87	28
Servicing Class (commenced operations on January 14, 2000)^
2014	$10.51	$0.15	$0.22	$(0.15)	$(0.02)	$10.71	3.58%	$70,698	0.63%	1.43%	0.77%	36%
2013	10.83	0.20	(0.22)	(0.20)	(0.10)	10.51	(0.20)	59,149	0.62	1.91	0.62	34
2012	10.67	0.25	0.23	(0.25)	(0.07)	10.83	4.59	51,840	0.58	2.34	0.61	27
2011	10.70	0.29	0.01	(0.29)	(0.04)	10.67	2.92	53,464	0.50	2.73	0.62	26
2010	10.57	0.32	0.13	(0.32)	—	10.70	4.34	40,457	0.50	3.03	0.62	28

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 137

financial highlights/consolidated financial highlights
For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)		Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)		Portfolio Turnover Rate
City National Rochdale Municipal High Income Fund
Class N (commenced operations on December 30, 2013)
2014	$10.00	$0.32	$0.71	$(0.32)	$—	$10.71	10.38%	$201,200	1.08%		4.02%	1.08%		1%
Servicing Class (commenced operations on December 30, 2013)
2014	$10.00	$0.34	$0.72	$(0.34)	$—	$10.72	10.68%	$220,851	0.83%		4.27%	0.84%		1%
City National Rochdale High Yield Bond Fund
Institutional Class (commenced operations on February 2, 2012)
2014	$8.59	$0.53	$0.19	$(0.53)	$(0.02)	$8.76	8.49%	$40,639	0.70%		5.98%	0.78%		59%
2013	8.64	0.60	(0.05)	(0.60)	—	8.59	6.49	39,219	0.75		6.87	0.75		56
2012	8.39	0.43	0.26	(0.44)	—	8.64	8.39	40,891	0.85		7.66	0.85		41
Class N (commenced operations on January 14, 2000)
2014	$8.59	$0.49	$0.18	$(0.48)	$(0.02)	$8.76	7.95%	$26,166	1.20%		5.49%	1.28%		59%
2013	8.64	0.56	(0.05)	(0.56)	—	8.59	5.95	34,371	1.27		6.37	1.26		56
2012	7.98	0.62	0.66	(0.62)	—	8.64	16.56	38,629	1.38		7.43	1.39		41
2011	8.31	0.69	(0.33)	(0.69)	—	7.98	4.14	28,672	1.30		8.12	1.40		56
2010	7.56	0.70	0.74	(0.69)	—	8.31	19.81	24,010	1.30		8.68	1.40		87
Servicing Class (commenced operations on January 14, 2000)^
2014	$8.59	$0.51	$0.19	$(0.51)	$(0.02)	$8.76	8.22%	$43,974	0.95%		5.83%	1.02%		59%
2013	8.63	0.58	(0.04)	(0.58)	—	8.59	6.35	88,949	0.99		6.58	0.99		56
2012	7.98	0.65	0.65	(0.65)	—	8.63	16.77	74,245	1.08		7.76	1.09		41
2011	8.31	0.72	(0.33)	(0.72)	—	7.98	4.45	65,829	1.00		8.43	1.10		56
2010	7.56	0.72	0.75	(0.72)	—	8.31	20.17	33,845	1.00		8.89	1.10		87
City National Rochdale Intermediate Fixed Income Fund
Institutional Class (commenced operations on December 20, 2013)
2014	$25.89	$0.53	$0.33	$(0.52)	$—	$26.23	3.35%	$8,784	0.51%		2.57%	0.52%		28%
Class N (commenced operations on December 31, 1999)
2014	$25.89	$0.57	$0.34	$(0.57)	$—	$26.23	3.54%	$204,264	1.01%		2.17%	1.04%		28%
2013*	26.76	0.60	(0.85)	(0.62)	—	25.89	(0.96)	155,740	1.02		3.04	1.04		21
2012	25.68	0.95	1.08	(0.95)	—	26.76	7.99	130,359	1.13		3.59	1.12		26
2011	25.89	0.97	(0.23)	(0.95)	—	25.68	2.88	107,957	1.15		3.74	1.15		58
2010	25.11	0.95	0.79	(0.96)	—	25.89	7.01	75,900	1.15		3.79	1.12		52
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
2014	$26.83	$1.28	$0.38	$(1.17)	$(0.13)	$27.19	6.20%	$1,391,497	1.11	%(3)	4.65%	1.12	%(3)	82%
2013*	27.20	1.28	(0.43)	(1.22)	— ^^	26.83	3.16	924,444	1.08		6.24	1.11		52
2012	26.16	1.70	1.04	(1.64)	(0.06)	27.20	10.70	654,095	1.12		6.29	1.12		41
2011	27.34	1.58	(1.02)	(1.45)	(0.29)	26.16	2.04	497,684	1.16		5.80	1.16		60
2010	26.56	1.79	1.07	(1.79)	(0.29)	27.34	11.10	257,900	1.18		6.60	1.18		62

*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Fund’s Intermediate Fixed Income Fund and Fixed Income Opportunities Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end. See Note 1 in Notes to Financial Statements for additional information.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

^^	Amount represents less than $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(3)	The expense ratio includes acquired fund fee expenses from the investment in Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.10%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 138

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Redem-ption Fees	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Distrib-utions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Multi-Asset Fund
Class N (commenced operations on October 1, 2007)
2014	$10.70	$0.07	$0.32	$—	$(0.08)	$—	$—	$11.01	3.67%	$18,760	1.49%	0.63%	1.53%	75%
2013	10.44	0.15	0.29	—	(0.18)	—	—	10.70	4.25	21,966	1.09	1.45	1.10	56
2012	9.88	0.18	0.57	—	(0.19)	—	—	10.44	7.61	25,001	1.09	1.72	1.10	89
2011	10.36	0.17	(0.48)	—	(0.17)	—	—	9.88	(3.11)	26,377	1.09	1.57	1.10	67
2010	9.86	0.17	0.50	—	(0.17)	—	—	10.36	6.89	22,019	1.09	1.69	1.10	76
Servicing Class (commenced operations on October 1, 2007)^^
2014	$10.71	$0.10	$0.32	$—	$(0.11)	$—	$—	$11.02	3.94%	$6,045	1.24%	0.87%	1.29%	75%
2013	10.45	0.18	0.29	—	(0.21)	—	—	10.71	4.51	4,938	0.84	1.70	0.84	56
2012	9.88	0.20	0.57	—	(0.20)	—	—	10.45	7.89	7,230	0.84	1.99	0.84	89
2011	10.37	0.19	(0.48)	—	(0.20)	—	—	9.88	(2.97)	19,084	0.84	1.76	0.85	67
2010	9.87	0.20	0.50	—	(0.20)	—	—	10.37	7.15	11,258	0.84	1.96	0.85	76
City National Rochdale Dividend & Income Fund
Class N (commenced operations on June 1, 1999)
2014	$32.25	$0.95	$2.96	$—	$(1.08)	$—	$—	$35.08	12.20%	$172,917	1.09%	2.74%	1.14%	16%
2013*	29.07	0.62	3.37	—	(0.54)	—	(0.27)	32.25	13.74	155,807	1.16	2.55	1.19	17
2012	28.06	0.92	1.17	—	(0.92)	—	(0.16)	29.07	7.49	116,138	1.38	3.18	1.37	13
2011	26.73	0.90	1.46	0.01	(0.88)	—	(0.16)	28.06	9.02	107,012	1.40	3.27	1.40	21
2010	23.71	0.82	3.24	—	(0.81)	—	(0.23)	26.73	17.48	70,800	1.35	3.29	1.35	16
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2014	$12.13	$0.08	$2.30	$—	$(0.08)	$(0.22)	$—	$14.21	19.86%	$6,759	0.53%	0.59%	0.53%	60%
2013	10.00	0.14	2.08	—	(0.09)	—	—	12.13	22.23	—	0.00 (3)	1.57	0.00 (3)	32
Class N (commenced operations on December 3, 2012)
2014	$12.08	$0.01	$2.23	$—	$(0.01)	$(0.22)	$—	$14.09	18.80%	$97,205	1.03%	0.09%	1.04%	60%
2013	10.00	0.05	2.08	—	(0.05)	—	—	12.08	21.33	66,145	0.99	0.52	0.99	32
Servicing Class (commenced operations on December 3, 2012)
2014	$12.09	$0.05	$2.24	$—	$(0.05)	$(0.22)	$—	$14.11	19.15%	$103,246	0.78%	0.34%	0.79%	60%
2013	10.00	0.07	2.08	—	(0.06)	—	—	12.09	21.60	68,919	0.74	0.73	0.74	32

*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Dividend & Income Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Funds’ Dividend & Income Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end. See Note 1 in Notes to Financial Statements for additional information.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.

^^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(3)	Amount represents less than 0.01%.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 139

financial highlights/consolidated financial highlights
For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Securities†	Redem- ption Fees		Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Distri-butions from Return of Capital		Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income (Loss) to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
2014	$12.28	$0.19		$1.18	$—		$(0.18)	$(2.02)	$—		$11.45	12.46%	$172,830	0.89%	1.62%	0.96%	34%
2013	10.06	0.12		2.22	—		(0.12)	—	—		12.28	23.38	45,357	0.87	1.10	0.87	42
2012	8.38	0.13		1.68	—		(0.13)	—	—		10.06	21.63	80,109	0.90	1.37	0.90	38
2011	8.81	0.12		(0.43)	—		(0.12)	—	—		8.38	(3.67)	62,193	0.88	1.27	0.89	22
2010	8.20	0.09		0.61	—		(0.09)	—	—	^	8.81	8.51	59,746	0.95	1.01	0.96	36
Class N (commenced operations on August 12, 2005)
2014	$12.26	$0.18		$1.15	$—		$(0.15)	$(2.02)	$—		$11.42	12.11%	$26,763	1.14%	1.55%	1.46%	34%
2013	10.04	0.09		2.22	—		(0.09)	—	—		12.26	23.12	31,387	1.13	0.81	1.38	42
2012	8.37	0.11		1.67	—		(0.11)	—	—		10.04	21.28	25,631	1.15	1.13	1.40	38
2011	8.79	0.10		(0.42)	—		(0.10)	—	—		8.37	(3.80)	3,132	1.13	1.05	1.39	22
2010	8.19	0.07		0.60	—		(0.07)	—	—		8.79	8.15	2,424	1.20	0.81	1.46	36
City National Rochdale Emerging Markets Fund
Class N (commenced operations on December 14, 2011)
2014	$34.24	$0.22		$4.55	$—		$(0.11)	$—	$—		$38.90	13.96%	$582,490	1.61%	0.58%	1.64%	42%
2013*	32.31	0.33		1.60	—		—	—	—		34.24	5.97	294,040	1.62	1.31	1.69	25
2012	25.28	0.04		7.00	0.01		—	—	(0.02)		32.31	27.87	136,838	1.97	0.15	1.94	69
2011	25.00	(0.02	)(3)	0.30	—	^	—	—	—		25.28	1.12	5,934	2.25	(2.15)	9.74	6
*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Emerging Markets Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Fund’s Emerging Markets Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end. See Note 1 in Notes to Financial Statements for additional information.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

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notes to financial statements/
consolidated notes to financial statements
September 30, 2014

1.	ORGANIZATION:

City National Rochdale Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company currently offering the following 16 series (each a “Fund” and collectively, the “Funds”): City National Rochdale Government Money Market Fund (“Government Money Market Fund”), City National Rochdale Prime Money Market Fund (“Prime Money Market Fund”), and City National Rochdale California Tax Exempt Money Market Fund (“California Money Market Fund”) (collectively, the “Money Market Funds”); City National Rochdale Limited Maturity Fixed Income Fund (“Limited Maturity Fixed Income Fund”), City National Rochdale Government Bond Fund (“Government Bond Fund”), City National Rochdale Corporate Bond Fund (“Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (“California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (“Municipal High Income Fund”), City National Rochdale High Yield Bond Fund (“High Yield Bond Fund”), City National Rochdale Intermediate Fixed Income Fund (“Intermediate Fixed Income Fund”), and City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”) (collectively, the “Fixed Income Funds”); City National Rochdale Multi-Asset Fund (“Multi-Asset Fund”); City National Rochdale Dividend & Income Fund (“Dividend & Income Fund”), City National Rochdale U.S. Core Equity Fund (“U.S. Core Equity Fund”), City National Rochdale Socially Responsible Equity Fund (“Socially Responsible Equity Fund”), and City National Rochdale Emerging Markets Fund (“Emerging Markets Fund”) (collectively, the “Equity Funds”).

On December 11, 2012, the Board of Trustees of the Rochdale Investment Trust, an open-end management investment company registered under the 1940 Act, approved the reorganization of each Portfolio of the Rochdale Investment Trust into a corresponding Fund of the Trust. This included the Rochdale Dividend & Income Portfolio, the Rochdale Intermediate Fixed Income Portfolio, the Rochdale Fixed Income Opportunities Portfolio and the Rochdale Emerging Markets Portfolio. The effective date of the reorganization of each Portfolio (each a “Predecessor Fund” and collectively the “Predecessor Funds”) into a corresponding Fund of the Trust was March 29, 2013. Each Predecessor Fund was the accounting survivor in the reorganization and, therefore, the statements of changes in net assets and financial highlights of each corresponding Fund reflect the financial information of the corresponding Predecessor Fund through March 28, 2013.

Prior to September 10, 2013, the name of the Trust was CNI Charter Funds.

Effective September 10, 2013, Rochdale Investment Management, LLC, investment manager of the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund, changed its name to City National Rochdale, LLC (“City National Rochdale”). Also effective September 10, 2013, City National Asset Management, Inc. (“CNAM”), a wholly-owned subsidiary of City National Bank and investment manager of all the Funds except the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund, reorganized into City National Rochdale. City National Rochdale, LLC (“City National Rochdale”) acts as the investment adviser to the Funds.

On September 17, 2013, the Board of Trustees of the Trust approved the reorganizations of the City National Rochdale Full Maturity Fixed Income Fund into the Intermediate Fixed Income Fund and the City National Rochdale Diversified Equity Fund into the U.S. Core Equity Fund. The reorganizations were effective as of the close of business on December 20, 2013 and March 21, 2014, respectively.

On May 30, 2014 the Board of Trustees of the Trust approved the reorganization of City National Rochdale Alternative Total Return Fund LLC, an affiliate of City National Rochdale, into the Fixed Income Opportunities Fund. The reorganization was effective as of the close of business on May 30, 2014.

The Municipal High Income Fund commenced operations on December 30, 2013.

Effective November 28, 2012, Institutional Class Shares were redesignated Servicing Class Shares for the Government Money Market Fund, Prime Money Market Fund and California Tax Exempt Money Market Fund. Also effective November 28, 2012, the Prime Money Market Fund opened a new Institutional Class.

On December 20, 2013, a new Institutional Class of the Intermediate Fixed Income Fund opened.

On January 31, 2014, the Institutional Class of the Multi-Asset Fund closed.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund and the Emerging Markets Fund, which are non-diversified. The Funds’ prospectus provides descriptions of each Fund’s investment objectives, policies and strategies.

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notes to financial statements/
consolidated notes to financial statements
September 30, 2014

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The Funds are investment companies that conform with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in life settlement policies (“Policies”) are valued using the fair value method of accounting. The Fair Value Procedures recognize that the Policies are illiquid and that no market currently exists for the Policies. Under the fair value method, the Fixed Income Opportunities Fund recognizes the initial investment in its Policies at the transaction price. In subsequent periods, the Fund re-measures the investment in its Policies at fair value daily and recognizes changes in fair value in earnings, less Policy premiums paid and continuing costs, plus proceeds from Policy maturities in the period in which the changes occur. Due to the inherent uncertainty of this method of valuation, the estimated values may differ significantly from the value that would have been used had a ready market value for the investment existed, and the difference could be material. Life settlement contracts are included in Level 3 of the fair value hierarchy.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

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Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2014, there have been no changes to the Funds’ fair valuation methodologies. For more details of the investment classification, refer to the Schedules of Investments/Consolidated Schedule of Investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Money Market Funds, which use a straight line basis which is not materially different from the scientific method.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank, U.S. Bank, N.A., until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, (iii) equally among the Funds, or (iv) a combination of the above, depending on the nature of the expenditure.

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Money Market Funds and Fixed Income Funds except for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Dividend & Income Fund. Dividends from net investment income are declared and paid quarterly for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Multi-Asset Fund and Equity Funds except for the Emerging Markets Fund. Dividends from net investment income are declared and paid annually for the Emerging Markets Fund. Distributions from net realized capital gains are distributed to shareholders at least annually.

Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss upon the sale of a security resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Foreign Currency Contracts – A forward foreign currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded as an unrealized gain (loss) on forward foreign currency contracts in the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is included within realized gain (loss) on foreign currency transactions in the Statements of Operations/Consolidated Statement of

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notes to financial statements/
consolidated notes to financial statements
September 30, 2014

Operations. A Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

To reduce counterparty risk with respect to over-the-counter (“OTC”) transactions, the Fixed Income Opportunities Fund has entered into master netting arrangements, established within the Fixed Income Opportunities Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fixed Income Opportunities Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Fixed Income Opportunities Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fixed Income Opportunities Fund.

For financial reporting purposes, the Fixed Income Opportunities Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fixed Income Opportunities Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fixed Income Opportunities Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fixed Income Opportunities Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fixed Income Opportunities Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fixed Income Opportunities Fund bears the risk of loss from counterparty nonperformance.

The following table presents, by derivative type, the Fixed Income Opportunities Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fixed Income Opportunities Fund at September 30, 2014 (000):

Derivative Type	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Received	Net Amount
Forward Foreign Currency Contracts	$2,132	$(85)	$—	$2,047

The following table presents, by derivative type, the Fixed Income Opportunities Fund’s OTC derivative liabilities net of the related collateral posted for the benefit of the Fixed Income Opportunities Fund at September 30, 2014 (000):

Derivative Type	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Pledged	Net Amount
Forward Foreign Currency Contracts	$85	$(85)	$—	$—

Restricted Securities – Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% (5% in the case of the Money Market Funds) of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Master Limited Partnerships – Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The City National Rochdale Dividend & Income Fund may, as a non-principal

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 144

investment strategy, invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

Investments in Irish Subsidiary – The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund under the laws of Ireland (the “Subsidiary”).

The principal purpose of investment in the Subsidiary is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the Fund. The Subsidiary is not an investment company registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Information regarding the Fixed Income Opportunities Fund and the Subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets.

The Subsidiary commenced operations on October 3, 2013. The net assets of the Subsidiary at September 30, 2014 were $143,664,600, which represented 10.3% of the net assets of the Fixed Income Opportunities Fund.

Investments in Mauritius Subsidiary – To the extent that the Emerging Markets Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly owned, collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is also managed by the Adviser. The Mauritius Subsidiary was formed to allow the Fund’s investments in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

Redemption Fees – Prior to January 9, 2013, the Predecessor Funds charged a 2% redemption fee on shares redeemed or exchanged within 45 days of purchase. These fees were deducted from the redemption proceeds otherwise payable out of a Predecessor Fund to the shareholder. Each Predecessor Fund retained the fee charged as paid-in capital and such fees became part of the Predecessor Fund’s daily net asset value per share (“NAV”) calculations. Effective January 9, 2013, the Board of Trustees of the Rochdale Investment Trust approved the elimination of the redemption fee charged by the Predecessor Funds.

Investment in Affiliated Security – The Funds may invest excess cash in the Money Market Funds. The Multi-Asset Fund also invests in other series of the Trust.

Deferred Offering Costs – Offering costs, including costs of printing initial prospectuses and legal and registration fees, are amortized over twelve months from inception of a Fund. As of September 30, 2014, the remaining amount still to be amortized for the Municipal High Income Fund was $7,370.

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notes to financial statements/
consolidated notes to financial statements
September 30, 2014

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Amended and Restated Administration Agreement dated January 1, 2013, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee of 0.050% of aggregate average daily net assets of the Trust not exceeding $2.0 billion, 0.040% of aggregate average daily net assets of the Trust exceeding $2.0 billion but not exceeding $4 billion, 0.030% of aggregate average daily net assets of the Trust exceeding $4 billion but not exceeding $6 billion, 0.025% of aggregate average daily net assets of the Trust exceeding $6 billion but not exceeding $8 billion, and 0.020% of aggregate average net assets of the Trust exceeding $8 billion. The Trust is subject to a minimum annual fee of $1,800,000 for the first 20 portfolios of the Trust and $90,000 for each portfolio thereafter which may be reduced at the sole discretion of the Administrator.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N and Class S Shares that allows each Fund to pay distribution and servicing fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class S Shares and 0.30% of the average daily net assets of the Class N Shares of the Money Market Funds and 0.25% of the Class N Shares of the Fixed Income Funds, Multi-Asset Fund and Equity Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities.

US Bancorp Fund Services, LLC (the “Transfer Agent”) serves as transfer agent for the Trust and provides services at an annual rate of $20,000 per share class for all Funds plus other transaction based fees and out-of-pocket expenses.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank (“CNB”) and its affiliates (including City National Rochdale), which provide certain shareholder support for their customers who own Class N, Class S or Servicing Class Shares, as applicable. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of average daily net assets of the relevant class of each Fund. CNB and City National Rochdale have agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2014, CNB and City National Rochdale received $6,969,235 in shareholder servicing fees from the Trust.

Certain officers of the Trust are also officers or employees of City National Rochdale or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the current investment management agreements, City National Rochdale receives an annual fee equal to a percentage of the average daily net assets of each Fund, as follows:

Fund	Fee
Government Money Market Fund	0.26%
Prime Money Market Fund	0.25
California Tax Exempt Money Market Fund	0.27
Limited Maturity Fixed Income Fund	0.50
Government Bond Fund	0.43
Corporate Bond Fund	0.40
California Tax Exempt Bond Fund	0.27
Municipal High Income Fund	0.45
High Yield Bond Fund	0.60
Intermediate Fixed Income Fund	0.40
Fixed Income Opportunities Fund	0.50
Multi-Asset Fund	0.50
Dividend & Income Fund	0.50
U.S. Core Equity Fund	0.40
Socially Responsible Equity Fund	0.75
Emerging Markets Fund	1.00

Guggenheim Partners Investment Management, LLC (“Guggenheim”) acts as the investment sub-adviser with respect to the High Yield Bond Fund.

Alcentra LTD, All Financial Partners II LLC, Ashmore Investment Management Limited, Federated Investment Management Corp., GML Capital LLP and Seix Investment Advisors LLC act as the investment sub-advisers with respect to the Fixed Income Opportunities Fund.

SKBA Capital Management, LLC acts as the investment sub-adviser with respect to the Socially Responsible Equity Fund.

Waddell & Reed Investment Management Company acts as the investment sub-adviser with respect to the Municipal High Income Fund.

Sub-adviser fees are paid by City National Rochdale.

City National Rochdale has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of certain of the Funds’

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 146

respective average daily net assets. With respect to the Limited Maturity Fixed Income Fund and Socially Responsible Equity Fund, voluntary limits are in addition to the contractual expense limitations described in the fee table in each Fund’s prospectus. The voluntary expense limitations (expressed as percentages of average daily net assets) are as follows:

	Government Money Market Fund	Prime Money Market Fund	California Tax Exempt Money Market Fund
Institutional Class	n/a	0.38%	n/a
Class N	0.93%	0.93%	0.85%
Class S	1.13%	1.13%	1.05%
Servicing Class	0.63%	0.63%	0.55%

	Limited Maturity Fixed Income Fund	Government Bond Fund	Corporate Bond Fund	California Tax Exempt Bond Fund
Institutional Class	0.67%	0.53%	n/a	n/a
Class N	0.92%	1.03%	1.01%	0.88%
Servicing Class	n/a	0.78%	0.76%	0.63%

	Municipal High Income Fund	High Yield Bond Fund	Intermediate Fixed Income Fund	Fixed Income Opportunities Fund
Institutional Class	n/a	0.70%	0.51%	n/a
Class N	1.15%	1.20%	1.01%	1.09%
Servicing Class	0.90%	0.95%	n/a	n/a

	Multi-Asset Fund	Dividend & Income Fund	U.S. Core Equity Fund	Socially Responsible Equity Fund
Institutional Class	n/a	n/a	0.55%	0.89%
Class N	1.49%	1.11%	1.05%	1.14%
Servicing Class	1.24%	n/a	0.80%	n/a

Emerging Markets Fund
Institutional Class	n/a
Class N	1.61%
Servicing Class	n/a

The contractual limitations for the Limited Maturity Fixed Income Fund and Socially Responsible Equity Fund are as follows:

	Limited Maturity Fixed Income Fund	Socially Responsible Equity Fund
Institutional Class	1.00%	1.25%
Class N	1.25%	1.50%

Any fee reductions or expense reimbursements may be repaid by a Fund to City National Rochdale, within three years after occurrence if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

As of September 30, 2014, fees which were previously waived by City National Rochdale (or CNAM, prior to September 10, 2013) which may be subject to possible future reimbursement were as follows:

Fund	Potential Amount of Recovery (000)	Expiration
Government Money Market Fund	$6,662	2015
	7,131	2016
	9,264	2017
Prime Money Market Fund	1,222	2015
	1,741	2016
	2,095	2017
California Tax Exempt Money Market Fund	2,066	2015
	2,275	2016
	2,592	2017
Limited Maturity Fixed Income Fund	95	2017
Government Bond Fund	25	2015
	5	2016
	67	2017
Corporate Bond Fund	83	2017
California Tax Exempt Bond Fund	17	2015
	3	2016
	99	2017
Municipal High Income Fund	13	2017
High Yield Bond Fund	17	2015
	6	2016
	101	2017
Intermediate Fixed Income Fund	16	2016
	59	2017
Fixed Income Opportunities Fund	42	2016
	263	2017
Multi-Asset Fund	11	2017
Dividend & Income Fund	23	2016
	90	2017
U.S. Core Equity	9	2017
Socially Responsible Fund	61	2017
Emerging Markets Fund	115	2016
	145	2017

City National Rochdale, CNB, the Administrator, the transfer agent and the Funds’ legal counsel have voluntarily agreed to further waive and reduce their fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) of each Fund of not less than 0.01% of the Fund’s average daily net assets. The following table shows waivers, with respect to such yield floor, by class for the year ended September 30, 2014:

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 147

notes to financial statements/
consolidated notes to financial statements
September 30, 2014

	Shareholder Servicing Fee Waiver (000)		Investment Advisory Fee Waiver (000)	Administration Fee Waiver (000)	Transfer Agent Fee Waiver (000)	Legal Fee Waiver (000)
Government Money Market Fund
Class N	$14,728	(1)	$7,359	$133	$—	$—
Class S	4,211	(1)	1,494	27	—	—
Servicing Class	420		411	7	—	—

Prime Money Market Fund
Institutional Class	$—		$76	$2	$—	$—
Class N	1,745	(1)	621	20	—	—
Class S	1,579	(1)	399	13	—	—
Servicing Class	1,431		1,000	32	—	—

California Tax Exempt Money Market Fund
Class N	$3,308	(1)	$1,543	$115	$31	$17
Class S	501	(1)	164	13	4	2
Servicing Class	493		438	38	10	6

(1)	Includes class specific distribution expenses.

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year or period ended September 30, 2014, were as follows for the Fixed Income Funds, Multi-Asset Fund and Equity Funds:

	Purchases			Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)		U.S. Gov’t (000)	Other (000)
Limited Maturity Fixed Income Fund	$5,903	$7,954		$14,269	$14,055
Government Bond Fund	93,917	8,052		75,365	10,155
Corporate Bond Fund	—	60,331		56	48,726
California Tax Exempt Bond Fund	—	31,174		—	22,477
Municipal High Income Fund**	—	337,263		—	1,562
High Yield Bond Fund	—	70,712		—	133,583
Intermediate Fixed Income Fund	17,255	58,942		7,635	43,780
Fixed Income Opportunities Fund	—	937,194		—	626,661
Multi-Asset Fund	—	18,591	*	—	21,833	*
Dividend & Income Fund	—	36,166		—	27,314
U.S. Core Equity	—	152,490		—	110,843
Socially Responsible Equity Fund	—	138,883		—	30,203
Emerging Markets Fund	—	397,350		—	169,480

*	Includes $2,071 (000) and $2,696 (000) of purchases and sales, respectively, of affiliated registered investment companies.

**	For or the period December 30, 2013 through September 30, 2014.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

The following is a summary of the transactions with affiliates for the Multi-Asset Fund for the year ended September 30, 2014:

	Corporate Bond Fund, Servicing Class	Government Bond Fund, Institutional Class	High Yield Bond Fund, Institutional Class	Limited Maturity Fixed Income Fund, Institutional Class	Emerging Markets Fund, Institutional Class
Beginning balance as of October 1, 2013	$2,219	$1,590	$570	$1,686	$—
Purchases at Cost	51	37	1,181	39	763
Proceeds from Sales	(674)	(485)	(1,022)	(515)	—
Realized Gain (Loss)	(1)	(2)	40	(2)	—
Unrealized Gain (Loss)	(7)	5	(24)	5	(27)
Ending balance as of September 30, 2014	$1,588	$1,145	$745	$1,213	$736

6.	FEDERAL TAX INFORMATION:

Each Fund intends to qualify or continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

Effective September 30, 2013, the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and the Emerging Markets Fund changed their tax year-ends from December 31 to September 30.

Management has analyzed the Funds’ tax position taken on Federal income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 148

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss), or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to REIT adjustments, MLP dividend income reclasses, realized gains (losses) on paydowns, expiration of capital loss carryovers, net operating losses, return of capital distributions, distributions in excess of net investment income, investments in defaulted bonds, investments in Passive Foreign Investment Companies and timing of distributions, were reclassified to/from the following accounts as of September 30, 2014:

	Increase (Decrease) Undistributed Net Investments Income (Loss) (000)	Increase (Decrease) Accumulated Net Realized Gain (Loss) (000)	Increase (Decrease) Paid-in Capital (000)
Limited Maturity Fixed Income Fund	$4	$42	$(46)
Government Bond Fund	14	(14)	—
High Yield Bond Fund	1	(1)	—
Intermediate Fixed Income Fund	94	(94)	—
Fixed Income Opportunities Fund	4,148	(4,148)	—
Multi-Asset Fund	35	(28)	(7)
Dividend & Income Fund	666	731	(1,397)
U.S. Core Equity Fund	1	(1)	—
Socially Responsible Equity Fund	4	(4)	—
Emerging Markets Fund	(579)	579	—

Amounts designated as “—” are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended September 30, 2014 and September 30, 2013 unless otherwise indicated were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Government Money Market Fund
2014	$—	$378	$—	$—	$378
2013	—	330	—	—	330
Prime Money Market Fund
2014	—	120	—	—	120
2013	—	228	—	—	228
California Tax Exempt Money Market Fund
2014	96	—	—	—	96
2013	94	—	—	—	94
Limited Maturity Fixed Income Fund
2014	—	204	—	—	204
2013	—	307	—	—	307
Government Bond Fund
2014	—	750	—	—	750
2013	—	2,054	—	—	2,054
Corporate Bond Fund
2014	—	2,225	934	—	3,159
2013	—	2,507	1,038	—	3,545
California Tax Exempt Bond Fund
2014	1,008	—	127	—	1,135
2013	1,190	150	379	—	1,719
Municipal High Income Fund
2014^^	7,464	5	—	—	7,469
High Yield Bond Fund
2014	—	7,732	355	—	8,087
2013	—	10,996	—	—	10,996
Intermediate Fixed Income Fund
2014	—	4,584	—	—	4,584
2013	—	3,505	—	—	3,505
2012†	—	4,065	—	—	4,065
Fixed Income Opportunities Fund
2014	—	54,067	5,256	—	59,323
2013	—	34,355	52	—	34,407
2012†	—	35,978	1,348	—	37,326
Multi-Asset Fund
2014	—	234	—	—	234
2013	—	667	—	—	667
Dividend & Income Fund
2014	—	5,449	—	—	5,449
2013	—	2,296	—	1,135	3,431
2012†	—	4,044	—	727	4,771
U.S. Core Equity Fund
2014	—	3,085	—	—	3,085
2013^	—	571	—	—	571
Socially Responsible Equity Fund
2014	—	1,409	12,637	—	14,046
2013	—	1,134	—	—	1,134
Emerging Markets Fund
2014	—	1,072	—	—	1,072
2013	—	—	—	—	—
2012†	—	—	—	67	67

†	For the year ended December 31, 2012.

^	For the period December 3, 2012 (commencement of operations) through September 30, 2013.

^^	For the period December 30, 2013 (commencement of operations) through September 30, 2014.

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 149

notes to financial statements/
consolidated notes to financial statements
September 30, 2014

As of September 30, 2014, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$36	$—	$—	$—	$—	$(35)	$1
Prime Money Market Fund	—	9	—	(12)	—	—	(8)	(11)
California Tax Exempt Money Market Fund	8	—	—	(2)	—	—	(6)	—
Limited Maturity Fixed Income Fund	—	14	—	(1,823)	(5)	133	(15)	(1,696)
Government Bond Fund	—	48	—	(188)	—	75	(46)	(111)
Corporate Bond Fund	—	253	1,082	—	—	1,884	(193)	3,026
California Tax Exempt Bond Fund	81	28	286	—	—	1,958	(81)	2,272
Municipal High Income Fund	1,315	73	—	—	—	12,991	(1,315)	13,064
High Yield Bond Fund	—	1,389	4,068	—	—	(73)	(459)	4,925
Intermediate Fixed Income Fund	—	71	—	(2,821)	(349)	3,740	(7)	634
Fixed Income Opportunities Fund	—	12,889	2,715	—	—	(5,608)	(2,019)	7,977
Multi-Asset Fund	—	—	—	(461)	—	584	—	123
Dividend & Income Fund	—	—	—	(4,541)	—	43,074	(5)	38,528
U.S. Core Equity Fund	—	1,199	18,029	—	—	29,621	—	48,849
Socially Responsible Equity Fund	—	—	5,481	—	—	13,551	—	19,032
Emerging Markets Fund	—	2,023	—	(1,305)	—	80,776	—	81,494

For tax purposes, the losses in the Funds generated prior to the Regulated Investment Company Modernization Act of 2010 can be carried forward for a maximum of eight years to offset any future net realized capital gains. As of September 30, 2014, the breakdown of capital loss carryforwards was as follows:

	Expiring September 30,
Fund	2015 (000)	2017 (000)	2018 (000)	2019 (000)	Total (000)
Limited Maturity Fixed Income Fund	$1,415	$81	$327	$—	$1,823
Multi-Asset Fund	—	461	—	—	461

	Expiring December 31,
Fund	2016 (000)	2017 (000)	2018 (000)	Total (000)
Intermediate Fixed Income Fund	$192	$2,240	$—	$2,432
Dividend & Income Fund	—	3,086	1,455	4,541

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2013, through September 30, 2014, that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 150

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)*
Prime Money Market Fund	$12	$—	$12
California Tax Exempt Money Market Fund	2	—	2
Government Bond Fund	188	—	188
Intermediate Fixed Income Fund	308	81	389
Emerging Markets Fund	1,305	—	1,305

*	This table should be used in conjunction with the capital loss carryforwards table.

During the year ended September 30, 2014, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund	Amount (000)
Government Money Market Fund	$1
Prime Money Market Fund	2
Limited Maturity Fixed Income Fund	86
Government Bond Fund	784
Intermediate Fixed Income Fund	126
Multi-Asset Fund	1,237
Dividend & Income Fund	5,582

The aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/ (depreciation) for tax purposes at September 30, 2014, for each of the Fixed Income Funds, Multi-Asset Fund and Equity Funds were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (000)
Limited Maturity Fixed Income Fund	$27,390	$165	$(32)	$133
Government Bond Fund	171,596	548	(473)	75
Corporate Bond Fund	143,468	2,246	(362)	1,884
California Tax Exempt Bond Fund	79,875	2,001	(43)	1,958
Municipal High Income Fund	394,326	14,367	(1,376)	12,991
High Yield Bond Fund	101,736	1,858	(1,931)	(73)
Intermediate Fixed Income Fund	207,371	4,903	(1,162)	3,741
Fixed Income Opportunities Fund	1,385,429	40,663	(46,270)	(5,607)
Multi-Asset Fund	24,238	1,040	(456)	584
Dividend & Income Fund	129,125	43,475	(401)	43,074
U.S. Core Equity Fund	177,353	30,671	(1,049)	29,622
Socially Responsible Equity Fund	219,210	15,204	(1,653)	13,551
Emerging Markets Fund	485,564	90,484	(9,381)	81,103

At September 30, 2014, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

7.	CONCENTRATION OF RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Multi-Asset Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indexes. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

The Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Multi-Asset Fund may invest in lower-rated corporate bonds, known as high yield bonds. High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in asset-backed and mortgage-backed securities. As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 151

notes to financial statements/
consolidated notes to financial statements
September 30, 2014

decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

The Fixed Income Opportunities Fund may invest in beneficial interests in individual life insurance policies (“Policies”). A Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. The longer the insured lives, the lower the Fund’s rate of return on the Policy. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or refuse to pay benefits on a Policy. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. The sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

California Tax Exempt Funds – Specific Risks

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions’ or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

The Funds invest in Certificates of Participation in a municipal obligation, which are subject to annual appropriation risk.

Emerging Markets Fund – Specific Risks

Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

As long as the Emerging Markets Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, the political, legal and economic systems of which are less developed and less stable than those of more developed nations. Emerging markets may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Emerging Market Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations. Emerging market securities are also subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

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8.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the year ended September 30, 2014 and the year ended September 30, 2013 were as follows (000):

	Government Money Market Fund		Prime Money Market Fund (1)		California Tax Exempt Money Market Fund
	2014	2013	2014	2013	2014	2013
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	177,330	64,765	—	—
Shares issued in Lieu of Dividends and Distributions	—	—	—	—	—	—
Shares redeemed	—	—	(134,563)	(53,558)	—	—
Net Institutional Class transactions	—	—	42,767	11,207	—	—
Class N:
Shares issued	4,544,028	4,569,767	712,240	958,377	988,104	1,060,390
Shares issued in Lieu of Dividends and Distributions	249	232	24	43	67	69
Shares redeemed	(4,410,324)	(4,337,676)	(803,775)	(927,483)	(1,037,816)	(1,053,782)
Net Class N transactions	133,953	232,323	(91,511)	30,937	(49,645)	6,677
Class S:
Shares issued	1,522,771	1,126,727	869,219	820,945	372,122	320,188
Shares issued in Lieu of Dividends and Distributions	—	—	—	—	—	—
Shares redeemed	(1,291,990)	(940,498)	(878,235)	(869,753)	(370,022)	(340,847)
Net Class S transactions	230,781	186,229	(9,016)	(48,808)	2,100	(20,659)
Servicing Class^:
Shares issued	1,008,445	778,145	1,057,487	2,068,692	698,593	808,580
Shares issued in Lieu of Dividends and Distributions	—	—	9	22	—	—
Shares redeemed	(924,910)	(746,175)	(1,207,309)	(1,961,996)	(662,963)	(780,506)
Net Servicing Class transactions	83,535	31,970	(149,813)	106,718	35,630	28,074

	Limited Maturity Fixed Income Fund		Government Bond Fund		Corporate Bond Fund		California Tax Exempt Bond Fund
	2014	2013	2014	2013	2014	2013	2014	2013
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	67	97	915	1,036	—	—	—	—
Shares issued in Lieu of Dividends and Distributions	7	8	32	68	—	—	—	—
Shares redeemed	(1,614)	(780)	(922)	(896)	—	—	—	—
Net Institutional Class transactions	(1,540)	(675)	25	208	—	—	—	—
Class N:
Shares issued	106	184	37	29	152	164	413	540
Shares issued in Lieu of Dividends and Distributions	2	2	—	1	4	4	7	10
Shares redeemed	(101)	(166)	(83)	(67)	(70)	(111)	(178)	(333)
Net Class N transactions	7	20	(46)	(37)	86	57	242	217
Servicing Class^:
Shares issued	—	—	2,715	3,473	4,041	4,137	2,482	2,479
Shares issued in Lieu of Dividends and Distributions	—	—	18	57	23	28	9	20
Shares redeemed	—	—	(2,893)	(4,124)	(3,309)	(3,802)	(1,522)	(1,658)
Net Servicing Class transactions	—	—	(160)	(594)	755	363	969	841

(1)	Institutional Class commenced operations December 19, 2012.

^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

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notes to financial statements/
consolidated notes to financial statements
September 30, 2014

	Municipal High Income Fund (1)	High Yield Bond Fund		Intermediate Fixed Income Fund (2)^					Fixed Income Opportunities Fund ^
	2014	2014	2013	2014	2013	†	2012	†	2014	2013	†	2012	†
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	831	775	45	—		—		—	—		—
Shares issued from Merger(5)	—	—	—	1,734	—		—		—	—		—
Shares issued in Lieu of Dividends and Distributions	—	267	266	25	—		—		—	—		—
Shares redeemed	—	(1,023)	(1,212)	(1,469)	—		—		—	—		—
Net Institutional Class transactions	—	75	(171)	335	—		—		—	—		—
Class N:
Shares issued	20,399	494	1,804	3,739	2,111		1,995		22,889	12,348		7,602
Shares issued from Merger(5)	—	—	—	—	—		—		2,105	—		—
Shares issued in Lieu of Dividends and Distributions	211	138	163	89	66		127		1,185	736		1,297
Shares redeemed	(1,828)	(1,645)	(2,440)	(2,058)	(1,032)		(1,454)		(9,450)	(2,675)		(3,875)
Net Class N transactions	18,782	(1,013)	(473)	1,770	1,145		668		16,729	10,409		5,024
Servicing Class:
Shares issued	21,234	3,068	7,140	—	—		—		—	—		—
Shares issued in Lieu of Dividends and Distributions	7	63	77	—	—		—		—	—		—
Shares redeemed	(633)	(8,462)	(5,463)	—	—		—		—	—		—
Net Servicing Class transactions	20,608	(5,331)	1,754	—	—		—		—	—		—

	Multi-Asset Fund (3)		Dividend & Income Fund ^				U.S. Core Equity Fund (4)
	2014	2013	2014	2013 †	2012	†	2014	2013
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	71	184	—	—	—		100	—
Shares issued from Merger(5)	—	—	—	—	—		3,795	—
Shares issued in Lieu of Dividends and Distributions	3	14	—	—	—		6	—
Shares redeemed	(664)	(809)	—	—	—		(3,425)	—
Net Institutional Class transactions	(590)	(611)	—	—	—		476	—
Class N:
Shares issued	59	198	2,007	357	1,706		2,093	6,045
Shares issued from Merger(5)	—	—	—	—	—		207	—
Shares issued in Lieu of Dividends and Distributions	10	25	102	26	152		97	19
Shares redeemed	(418)	(565)	(2,010)	(535)	(1,677)		(977)	(586)
Net Class N transactions	(349)	(342)	99	(152)	181		1,420	5,478
Servicing Class:
Shares issued	105	18	—	—	—		2,881	6,805
Shares issued in Lieu of Dividends and Distributions	3	5	—	—	—		1	—
Shares redeemed	(21)	(254)	—	—	—		(1,265)	(1,103)
Net Servicing Class transactions	87	(231)	—	—	—		1,617	5,702

(1)	Fund commenced operations on December 30, 2013.

(2)	Institutional Class commenced operations on December 20, 2013.

(3)	Institutional Class ceased operations on January 31, 2014.

(4)	Fund commenced operations on December 3, 2012.

(5)	See Note 10 in Notes to Financial Statements.

^
On March 29, 2013, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund were reorganized into series of the City National Rochdale Funds. See Note 1 in Notes to Financial Statements for additional information.

†	For the nine months ended September 30, 2013 and the year ended December 31, 2012.

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	Socially Responsible Equity Fund		Emerging Markets Fund ^
	2014	2013	2014	2013	†	2012	†
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	11,271	1,334	—	—		—
Shares issued in Lieu of Dividends and Distributions	768	79	—	—		—
Shares redeemed	(635)	(5,685)	—	—		—
Net Institutional Class transactions	11,404	(4,272)	—	—		—
Class N:
Shares issued	968	702	8,011	4,972		4,464
Shares issued in Lieu of Dividends and Distributions	514	22	15	—		2
Shares redeemed	(1,699)	(717)	(1,641)	(618)		(466)
Net Class N transactions	(217)	7	6,385	4,354		4,000

†	For the nine months ended September 30, 2013, year ended December 31, 2012.

^	On March 29, 2013, the Emerging Markets Fund was reorganized into series of the City National Rochdale Funds. See Note 1 in Notes to Financial Statements for additional information.

9.	FUND REORGANIZATIONS

Intermediate Fixed Income Fund:

On December 20, 2013, the assets of the Full Maturity Fixed Income Fund were reorganized into the Intermediate Fixed Income Fund. In this reorganization, 4,352,128 shares of the Full Maturity Fixed Income Fund were exchanged for 1,734,179 shares of the Intermediate Fixed Income Fund in a tax-free exchange.

The value of the Full Maturity Fixed Income Fund on December 20, 2013 was $44,899,004. Upon the business combination of such Funds on December 20, 2013, the value of the Full Maturity Fixed Income Fund, which included accumulated realized losses of $124,817 and unrealized loss of $238,709, combined with the value of the Intermediate Fixed Income Fund was $209,405,691.

Assuming the reorganization had been completed on October 1, 2013, the beginning of the fiscal year end, the Intermediate Fixed Income Fund’s pro-forma net investment income, net gain/(loss) on investments and net increase in net assets from operations, for the year ended September 30, 2014, would have been $4,836,013, $2,902,040 and $7,738,053, respectively. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Full Maturity Fixed Income Fund that have been included in the Intermediate Fixed Income Fund’s Statement of Operations since December 20, 2013. Because the Intermediate Fixed Income Fund and Full Maturity Fixed Income Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

U.S. Core Equity Fund:

On March 21, 2014, the assets of the Diversified Equity Fund were reorganized into the U.S. Core Equity Fund. In this reorganization, 3,019,691 shares of the Diversified Equity Fund were exchanged for 207,167 Class N shares and 3,794,815 Institutional Class shares of the U.S. Core Equity Fund in a taxable exchange.

The value of the Diversified Equity Fund on March 21, 2014 was $53,568,331. Upon the business combination of such Funds on March 21, 2014, the value of the Diversified Equity Fund, which included accumulated realized losses of $451,745 and distributions in excess of net investment income of $210, combined with the value of the U.S. Core Equity Fund was $223,593,114.

Assuming the reorganization had been completed on October 1, 2013, the beginning of the fiscal year end, the U.S. Core Equity Fund’s pro-forma net investment income, net gain/(loss) on investments and net increase in net assets from operations for the year ended September 30, 2014, would have been $1,073,823, $35,415,034 and $36,488,858, respectively. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Diversified Equity Fund that have been included in the U.S. Core Equity Fund’s Statement of Operations since March

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notes to financial statements/
consolidated notes to financial statements
September 30, 2014

21, 2014. Because the U.S. Core Equity Fund and Diversified Equity Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis

Fixed Income Opportunities Fund:

On May 30, 2014, the assets of City National Rochdale Alternative Total Return Fund LLC were reorganized into the Fixed Income Opportunities Fund. In this reorganization, the total net assets of City National Rochdale Alternative Total Return Fund LLC were exchanged for 2,104,921 shares of the Fixed Income Opportunities Fund in a taxable exchange.

The value of City National Rochdale Alternative Total Return Fund LLC on May 30, 2014 was $58,518,275. Upon the business combination of such Funds on May 30, 2014, the value of City National Rochdale Alternative Total Return Fund LLC, which included realized gains of $49,195,270 and distributions in excess of net investment income of $28,972,614, combined with the value of the Fixed Income Opportunities Fund was $1,349,061,955.

Assuming the reorganization had been completed on October 1, 2013, the beginning of the fiscal year end, the Fixed Income Opportunities Fund’s pro-forma net investment income, net gain/(loss) on investments and net increase in net assets from operations for the year ended September 30, 2014, would have been $57,319,270, $8,564,090 and $65,883,360, respectively. The only investments acquired as part of the reorganization were life settlement contracts. Since the date of reorganization there were no realized gains with respect to the merged assets and the net change in unrealized loss amounted to $2,969,202. Because the Fixed Income Opportunities Fund and City National Rochdale Alternative Total Return Fund LLC sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

10.	REGULATORY MATTERS

On July 23, 2014, the Securities and Exchange Commission voted to amend the rules under the Investment Company Act of 1940, as amended, which currently govern the operations of the Money Market Funds (the “MMFs”). The most significant change resulting from these amendments is a requirement that certain types of money market funds transact fund shares based on a market-based NAV. Other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to ten business days in any 90-day period. The amendments have staggered compliance dates. The majority of these amendments will impact the MMFs beginning on October 14, 2016. At this time, management is evaluating the implications of these amendments and their impact to the MMFs’ financial statements and accompanying notes.

11.	SUBSEQUENT EVENTS

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2014 and no issues were noted to disclose.

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report of independent registered public accounting firm

The Shareholders and Board of Trustees
City National Rochdale Funds:

We have audited the accompanying statements of assets and liabilities of City National Rochdale Funds (the Trust), comprised of the Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund, Limited Maturity Fixed Income Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Multi-Asset Fund, U.S. Core Equity Fund and Socially Responsible Equity Fund (eleven of the sixteen funds comprising the Trust), including the schedules of investments as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities of the Fixed Income Opportunities Fund (one of the sixteen funds comprising the Trust), including the consolidated schedule of investments, as of September 30, 2014, and the related consolidated statement of operations and consolidated statement of cash flows for the year then ended, the consolidated statement of changes in net assets for each of the years or periods in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the two-year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities of the Emerging Markets Fund (one of the sixteen funds comprising the Trust), including the consolidated schedule of investments, as of September 30, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the years or periods in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the two-year period then ended. We have also audited the accompanying statements of assets and liabilities of the Intermediate Fixed Income Fund and Dividend & Income Fund (two of the sixteen funds comprising the Trust), including the schedules of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. We have also audited the statement of assets and liabilities of the Municipal High Income Fund (one of the sixteen funds comprising the Trust), including the schedule of investments as of September 30, 2014, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from December 30, 2013 (commencement of operations) to September 30, 2014. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. The statements of changes in net assets and the financial highlights for each of the years or periods presented through December 31, 2012, for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund were audited by other auditors, whose report thereon dated March 31, 2013, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising City National Rochdale Funds as of September 30, 2014, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 28, 2014

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trustees and officers (Unaudited)
September 30, 2014

Information pertaining to the Trustees and Officers of the Trust is set forth below as of September 30, 2014. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940 are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Irwin G. Barnet City National Rochdale Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 76	Trustee	Since 1999	Retired (May 2014-present). Attorney and of counsel, Reed Smith LLP, a law firm (2009-April 2014). Partner, Reed Smith LLP (2003-2008).	21	None
Vernon C. Kozlen City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 71	Trustee	Since 2007	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007).	21	Windermere Jupiter Fund, LLC. CMS/Ironwood Multi-Strategy Fund LLC. CMS/Barlow Long-Short Equity Fund, LLC.(3)
William R. Sweet City National Rochdale Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 77	Trustee	Since 1999	Retired (1997-present).	21	None
James Wolford City National Rochdale Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 60	Trustee	Since 1999	Chief Executive Officer of Corinthian Development Company (December 2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010).	21	None
Daniel A. Hanwacker City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 62	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present).	21	Rochdale Investment Trust (2011-2013)

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 158

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued)
Jay C. Nadel City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 55	Trustee	Since 2013	Financial Services Consultant (2005 - present).	21	Lapolla Industries, Inc. (2007-present); Rochdale Investment Trust (2011-2013)
INTERESTED TRUSTEES
Andrew S. Clare (4) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 68	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	21	None
Jon C. Hunt (5) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 62	Trustee	Since 2013	Retired (2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012-2013). Managing Director and Chief Operating Officer, CCM (1998-June 2012).	21	Nuveen Commodities Asset Management, member of Independent Committee (February 2012-present); Advisors’ Inner Circle Fund III (February 2014-present), O’Connor EQUUS (May 2014-present)

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
William R. Sweet	March 31, 2015
Irwin G. Barnet	December 31, 2015
Vernon C. Kozlen	December 31, 2018*
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
John C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers, and in this case includes the Trust and the following closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, and City National Rochdale International Trade Fixed Income Fund.

(3)
Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(4)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

(5)
Mr. Hunt is an “interested person” of the Trust, as defined in the 1940 Act, until April 1, 2015, by virtue of his former position with CCM, a wholly-owned subsidiary of CNB and an affiliate of City National Rochdale.

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trustees and officers (Unaudited) (Continued)
September 30, 2014

Name Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 56	Chief Executive Officer	Since 2013	Chief Executive Officer, City National Rochdale (1986-present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 46	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments (2004-present).
F. Michael Gozzillo City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 49	Vice President and Chief Compliance Officer (“CCO”)	Since 2013
Senior Vice President & Chief Compliance Officer, City National Rochdale (2012-present). CCO, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund (2013-present). Director & Compliance Officer, TIAA-CREF (2008-2012). CCO, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 35	Vice President and Secretary	Since 2012	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
William O’Donnell City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 50	Vice President and Assistant Treasurer	Since 2013
Director, Investment Management Finance, City National Rochdale Investment Management LLC (October 2013-present). Chief Financial Officer, Rochdale Investment Management LLC (July 2011-October 2013). Financial Consultant (2009-2011). Financial Officer, Compliance Officer and Corporate Secretary, Clay Finlay LLC (1990-2009).

Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 43	Vice President	Since 2013	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 43	Vice President	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).
Bernadette Sparling SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 37	Vice President and Assistant Secretary	Since 2010	Attorney, SEI Investments Company (2005-present).
Brent Vasher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 32	Vice President and Assistant Secretary	Since 2010	Attorney, SEI Investments Company (2008-present). Associate, Law Office of Lloyd Z. Remick (2006-2008).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

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notice to shareholders (Unaudited)
September 30, 2014

For shareholders that do not have a September 30, 2014 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2014 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2014, each of the California Tax Exempt Bond Fund and California Tax Exempt Money Market Fund is designating 96.91% and 92.40%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2014 each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest (3)	(I) Interest Related Dividends (4)	(J) Qualified Short-Term Capital Gain Dividends (5)
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	66.72%	100.00%	0.00%
Prime Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	2.75%	100.00%	0.00%
California Tax Exempt Money Market Fund	0.00%	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	99.74%	0.00%
Limited Maturity Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	4.98%	99.77%	0.00%
Government Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	39.03%	100.00%	0.00%
Corporate Bond Fund	29.65%	0.00%	70.35%	0.00%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%
California Tax Exempt Bond Fund	11.05%	0.00%	0.00%	88.95%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Full Maturity Fixed Income Fund (7)	57.34%	0.00%	42.66%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Municipal High Income Fund	0.00%	0.00%	0.08%	99.92%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
High Yield Bond Fund	4.19%	0.00%	95.81%	0.00%	100.00%	0.00%	0.00%	0.00%	99.40%	100.00%
Intermediate Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	6.40%	6.40%	2.08%	86.00%	0.00%
Fixed Income Opportunities Fund	8.86%	0.00%	91.14%	0.00%	100.00%	0.00%	0.00%	0.01%	96.00%	0.00%
Multi-Asset Fund	0.00%	2.90%	97.10%	0.00%	100.00%	69.05%	89.59%	3.97%	0.00%	0.00%
Dividend & Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
U.S. Core Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	61.73%	62.66%	0.00%	0.00%	100.00%
Diversified Equity Fund (8)	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Socially Responsible Equity Fund	89.97%	0.00%	10.03%	0.00%	100.00%	96.24%	100.00%	0.00%	0.00%	0.00%
Emerging Markets Fund (6)	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	25.68%	0.00%	0.00%	0.00%

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notice to shareholders (Unaudited) (Continued)
September 30, 2014

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004. The provision that allows RICs to pass through “Interest Related Dividends” expired after December 31, 2013.

(5)
“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004. The provision that allows RICs to pass through “Short-Term Capital Gain Dividends” expired after December 31, 2013.

(6)
The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended September 30, 2014, the total amount of foreign source income was $10,159,797. The total amount of foreign tax to be paid is $370,342. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

(7)	On December 20, 2013 the assets of the Full Maturity Fixed Income Fund were reorganized into the Intermediate Fixed Income Fund.

(8)	On March 21, 2014 the assets of the Diversified Equity Fund were reorganized into the U.S. Core Equity Fund.

Items (A), (B), (C), (D) and (E) are based on the percentage of each fund’s total distribution.

Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”

Item (H) is based on the percentage of gross income of each Fund.

Item (I) is based on the percentage of net investment income distributions.

Item (J) is based on the percentage of short-term capital gain distributions.

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disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown do not apply to your specific investment.

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disclosure of fund expenses (Unaudited) (Continued)

	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Government Money Market Fund
Actual Fund Return
Class N	$1,000.00	$1,000.10	0.08%	$0.40
Class S	1,000.00	1,000.10	0.08%	0.40
Servicing Class	1,000.00	1,000.10	0.08%	0.40

Hypothetical 5% Return
Class N	$1,000.00	$1,024.67	0.08%	$0.41
Class S	1,000.00	1,024.67	0.08%	0.41
Servicing Class	1,000.00	1,024.67	0.08%	0.41

City National Rochdale Prime Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.10	0.14%	$0.70
Class N	1000.00	1,000.10	0.14%	0.70
Class S	1,000.00	1,000.10	0.14%	0.70
Servicing Class	1,000.00	1,000.10	0.14%	0.70

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.37	0.14%	$0.71
Class N	1000.00	1024.37	0.14%	0.71
Class S	1,000.00	1,024.37	0.14%	0.71
Servicing Class	1,000.00	1,024.37	0.14%	0.71

City National Rochdale California Tax Exempt Money Market Fund
Actual Fund Return
Class N	$1,000.00	$1,000.10	0.05%	$0.25
Class S	1,000.00	1,000.10	0.05%	0.25
Servicing Class	1,000.00	1,000.10	0.05%	0.25

Hypothetical 5% Return
Class N	$1,000.00	$1,024.82	0.05%	$0.25
Class S	1,000.00	1,024.82	0.05%	0.25
Servicing Class	1,000.00	1,024.82	0.05%	0.25

City National Rochdale Limited Maturity Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,002.40	0.67%	$3.36
Class N	1,000.00	1,000.30	0.92%	4.61

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.71	0.67%	$3.40
Class N	1,000.00	1,020.46	0.92%	4.66

	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Government Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,003.80	0.53%	$0.87
Class N	1,000.00	1,002.20	1.03%	5.17
Servicing Class	1,000.00	1,003.50	0.78%	3.92

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.41	0.53%	$2.69
Class N	1,000.00	1,019.90	1.03%	5.22
Servicing Class	1,000.00	1,021.16	0.78%	3.95

City National Rochdale Corporate Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,004.80	1.01%	$5.08
Servicing Class	1,000.00	1,006.00	0.76%	3.82

Hypothetical 5% Return
Class N	$1,000.00	$1,020.00	1.01%	$5.11
Servicing Class	1,000.00	1,021.26	0.76%	3.85

City National Rochdale California Tax Exempt Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,017.60	0.88%	$4.45
Servicing Class	1,000.00	1,018.90	0.63%	3.19

Hypothetical 5% Return
Class N	$1,000.00	$1,020.66	0.88%	$4.46
Servicing Class	1,000.00	1,021.91	0.63%	3.19

City National Rochdale Municipal High Income Fund
Actual Fund Return
Class N	$1,000.00	$1,059.90	1.07%	$5.53
Servicing Class	1,000.00	1,061.20	0.82%	4.24

Hypothetical 5% Return
Class N	$1,000.00	$1,019.70	1.07%	$5.42
Servicing Class	1,000.00	1,020.96	0.82%	4.15

City National Rochdale High Yield Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,011.00	0.70%	$1.14
Class N	1,000.00	1,008.50	1.20%	6.04
Servicing Class	1,000.00	1,009.80	0.95%	4.79

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.56	0.70%	$3.55
Class N	1,000.00	1,019.05	1.20%	6.07
Servicing Class	1,000.00	1,020.31	0.95%	4.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Intermediate Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,017.20	0.51%	$0.83
Class N	$1,000.00	$1,014.70	1.01%	$5.10

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.51	0.51%	$2.59
Class N	$1,000.00	$1,020.00	1.01%	$5.11

City National Rochdale Fixed Income Opportunities Fund
Actual Fund Return
Class N	$1,000.00	$1,010.20	1.10%	$5.54

Hypothetical 5% Return
Class N	$1,000.00	$1,019.55	1.10%	$5.57

City National Rochdale Multi-Asset Fund
Actual Fund Return
Class N	$1,000.00	$996.90	1.49%	$7.46
Servicing Class	1,000.00	998.30	1.24%	6.21

Hypothetical 5% Return
Class N	$1,000.00	$1,017.60	1.49%	$7.54
Servicing Class	1,000.00	1,018.85	1.24%	6.28

City National Rochdale Dividend & Income Fund
Actual Fund Return
Class N	$1,000.00	$1,032.90	1.07%	$5.45

Hypothetical 5% Return
Class N	$1,000.00	$1,019.70	1.07%	$5.42

	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale U.S. Core Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,073.10	0.52%	$0.89
Class N	1,000.00	1,070.20	1.03%	5.35
Servicing Class	1,000.00	1,072.30	0.78%	4.05

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.46	0.52%	$2.64
Class N	1,000.00	1,019.90	1.03%	5.22
Servicing Class	1,000.00	1,021.16	0.78%	3.95

City National Rochdale Socially Responsible Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,004.60	0.89%	$4.47
Class N	1,000.00	1,003.20	1.13%	5.67

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.61	0.89%	$4.51
Class N	1,000.00	1,019.40	1.13%	5.72

City National Rochdale Emerging Markets Fund
Actual Fund Return
Class N	$1,000.00	$1,060.20	1.60%	$8.26

Hypothetical 5% Return
Class N	$1,000.00	$1,017.05	1.60%	$8.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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board approval of advisory and sub-advisory agreements
(Unaudited)

The Board of Trustees of City National Rochdale Funds (the “Trust”) is comprised of eight Trustees, six of whom are independent of the Trust’s investment adviser and sub-advisers (the “Independent Trustees”). During the six months ended September 30, 2014, the Board and the Independent Trustees approved the following advisory agreements and sub-advisory agreements:

•
The advisory agreements between the Trust, on behalf of each of its series other than the City National Rochdale Municipal High Income Fund (each a “Fund” and collectively the “Funds”), and City National Rochdale, LLC (the “Adviser”);

•	A sub-advisory agreement between the Adviser and Guggenheim Partners Investment Management, LLC (“Guggenheim”), with respect to the High Yield Bond Fund;

•	A sub-advisory agreement between the Adviser and SKBA Capital Management, LLC (“SKBA”), with respect to the Socially Responsible Equity Fund;

•	A sub-advisory agreement between the Adviser and Seix Investment Advisors LLC (“Seix”), with respect to the Fixed Income Opportunities Fund;

•	A sub-advisory agreement between the Adviser and Federated Investment Management Company (“Federated”), with respect to the Fixed Income Opportunities Fund; and

•	A sub-advisory agreement between the Adviser and GML Capital LLP (“GML Capital”), with respect to the Fixed Income Opportunities Fund.

The advisory and sub-advisory agreements listed above are collectively referred to below as the “Agreements” and Guggenheim, SKBA, Seix, Federated and GML Capital are collectively referred to below as the “Sub-Advisers.”

GENERAL INFORMATION

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each Fund, although the Board took into account the common interests of the Funds in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by the Adviser and each Sub-Adviser. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with their independent counsel at which no representatives of the Adviser or the Sub-Advisers were present.

The Board reviewed extensive materials regarding investment results of the Adviser and each Sub-Adviser, advisory fee and expense comparisons, financial information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds. They also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to approve the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Funds, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of the Adviser’s senior management; its investment philosophy and processes, including sub-adviser oversight processes; its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment to compliance with applicable laws and regulations and the systems in place with regard to compliance with those requirements. The Board found all of these matters to be satisfactory.

The Board assessed the performance of each Fund compared with its respective benchmark index or indexes and the average of all funds in its respective peer group category (each a “universe”) selected by Lipper, Inc. (and iMoneyNet, Inc. for the Government Money Market Fund, Prime Money Market Fund and California Tax Exempt Money Market Fund (together the “Money Market Funds”) only) for the one-, three-, five-, ten-

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 166

and 15-year and since inception periods ended June 30, 2014, as applicable. In addition, the Board reviewed the performance of each Fund compared to a select group of comparable funds determined by the Adviser to have investment objectives similar to that of the Fund.

The Board’s observations with respect to the annualized total returns of the Funds were as follows:

•
The annualized total returns of the Government Money Market Fund (Servicing Class) were the same as or higher than the Lipper Institutional U.S. Government Money Market Objective and iMoneyNet, Inc. Government Institutional averages for the one-, three- and five-year periods. For the ten-year and since inception periods, the Fund trailed the Lipper universe average (by 17 basis points or less) and iMoneyNet (by six basis points or less).

•
The Prime Money Market Fund (Institutional Class) underperformed the Lipper Institutional Money Market Objective and iMoneyNet, Inc. Prime Institutional average (in each case by two basis points or less) for the one-, three-, and five-year periods. For the ten-year and since inception periods, the Fund underperformed the Lipper Institutional Money Market Objective (by 23 basis points or less) and the iMoneyNet, Inc. Prime Institutional average (by 20 basis points or less).

•
The annualized total returns of the California Tax Exempt Money Market Fund (Servicing Class) were the same as or below the Lipper CA Tax-Exempt Money Market Funds Objective (by four basis points or less) and below the iMoneyNet State Specific Institutional-CA universe average (by 16 basis points or less) for the one-, three-, five- and ten-year and since inception periods.

•
For the one-year period, the Limited Maturity Fixed Income Fund (Institutional Class) outperformed the Barclays 1-3 Year US Government/Credit Index, but trailed the Lipper Short Investment-Grade Debt Funds Classification universe average (by 48 basis points). For the three-, five-, ten- and 15-year and since inception periods, the Fund underperformed the Barclays 1-3 Year US Government/Credit Index (by 60 basis points or less) and the Lipper Short Investment-Grade Debt Funds Classification universe average (by 118 basis points or less). The Board considered the Adviser’s observation that the underperformance of the Fund was caused by a combination of factors including the Fund’s lower portfolio duration and higher average portfolio credit quality than both its benchmark and peer group.

•
The Government Bond Fund (Institutional Class) underperformed the Barclays 1-5 Year Government Bond Index (by 44 basis points or less) and the Lipper Short/Intermediate US Government Objective universe average (by 67 basis points or less) over the one-, three-, five- and ten-year and since inception periods. The Board considered the challenges described by the Adviser in maintaining an actively managed strategy such as the Fund’s in the low-rate environment that has persisted over the past few years.

•
The annualized total returns of the Corporate Bond Fund (Servicing Class) were equal to or higher than the Lipper Short/Intermediate Investment-Grade Objective universe average and the Barclays US Corp 1-5 A3+, 2% Issuer Constrained Index over the one- and three-year periods. The Fund underperformed the Barclays Index (by 43 basis points) and the Lipper universe average (by 58 basis points) over the five-year period. The Fund outperformed the Lipper universe average, but underperformed the Barclays Index (by 35 basis points or less) over the ten-year and since inception periods.

•
The California Tax Exempt Bond Fund (Servicing Class) outperformed the Lipper CA Short/Intermediate Municipal Debt Objective universe average but underperformed the Barclays CA Intermediate-Short Municipal Index (by 65 basis points or less) over the one, three-, five- and ten-year and since inception periods.

•
The High Yield Bond Fund (Institutional Class) outperformed the Citigroup High-Yield Market Capped Index and the Lipper High Yield Bond Funds Objective universe averages over the one- and five-year and since inception periods. The Fund outperformed the Lipper universe average but underperformed the Citigroup Index (by 30 basis points or less) over the three- and ten-year periods.

•
The Intermediate Fixed Income Fund (Institutional Class) outperformed the Barclays Intermediate U.S. Government/Credit Index but underperformed the Lipper Core Bond Funds Classification universe average (by 113 basis points or less) over the one-, three- and five-year periods. The Fund underperformed the Lipper universe average (by 60 basis points or less) and the Barclays Index (by 40 basis points or less) over the ten-year and since inception periods. The Board considered the Adviser’s observation that the Fund was underperforming the Lipper average due to the difference in portfolio duration between the Fund and the Lipper average.

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board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

•
The Fixed Income Opportunities Fund (Class N) outperformed the Credit Suisse Leveraged Loan Index and the Barclays U.S. Aggregate Index but underperformed the Lipper High Yield Bond Funds Classification universe average (from 178 to 209 basis points) and the Barclays U.S. High Yield Index (from 300 to 322 basis points) over the one- and three-year periods. The Fund outperformed the Barclays U.S. Aggregate Index but underperformed the Lipper universe average (by 30 basis points), the Credit Suisse Index (by 30 basis points) and the Barclays U.S. High Yield Index (by 542 basis points) on an annualized basis since inception. The Board considered that the Fund is a blended fund with several portfolios managed by different sub-advisers according to differing investment mandates and that it was therefore difficult to compare the Fund to a broad-based securities index and to other funds.

•
The Multi-Asset Fund (Servicing Class) outperformed the Lipper Absolute Return Funds Classification universe average and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, and underperformed the Blended Index (a customized index composed of 60% in the Barclays Capital Intermediate Government/Credit Index and 40% in the MSCI World Index) (from 163 to 399 basis points) over the one-, three- and five-year and since inception periods.

•
The Dividend & Income Fund (Class N) underperformed the Lipper Equity Income Funds Classification universe average (from 40 to 704 basis points), the S&P 500 Index (from 217 to 1,069 basis points) and the Blended Index (a customized index composed of 60% in the Dow Jones U.S. Select Dividend Index, 25% in the Bank of America ML Core Fixed Rate Preferred Securities Index and 15% in the MSCI U.S. REIT Index) (from 168 to 468 basis points) over the one-, three- and five-year periods. The Fund outperformed all of those measures over the ten-year period. The Fund outperformed the S&P 500 Index, but underperformed the Lipper universe average (by 64 basis points) and the Blended Index (by 291 basis points) for the since inception period. The Board noted the Adviser’s observation that the Fund’s recent underperformance was primarily the result of an underweight in the utilities sector, and that on a risk-adjusted basis the Fund compares favorably to its peers.

•	The U.S. Core Equity Fund (Institutional Class) outperformed the Lipper Large Cap Core Funds Classification universe average and the S&P 500 Index over the one-year and since inception periods.

•
The Socially Responsible Equity Fund (Institutional Class) underperformed the MSCI KLD 400 Social Index (from 161 to 351 basis points), the Lipper Multi-Cap Value Funds Classification universe average (from 109 to 268 basis points), and the Russell 1000 Value Index (from 154 to 356 basis points) over the one-, three- and five-year, and since inception periods. The Board considered the Adviser’s observations that the Fund differs from most socially responsible funds, which are generally growth oriented, because it is a value-oriented fund, and that while the Fund’s recent stock selection had been strong, an underweight in consumer cyclicals had hurt the Fund’s performance.

•
The Emerging Markets Fund (Class N) outperformed the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Classification universe average but underperformed the MSCI Emerging Markets Asia Index (by 76 basis points) over the one-year period. The Emerging Markets Fund outperformed all of those measures for the since inception period.

The Board concluded that the Adviser continues to provide satisfactory management and oversight services to the Funds. They noted that the investment results of the Funds over the long term were generally competitive; that the Adviser had reasonable explanations for the performance of those Funds that had underperformed relative to their benchmarks; that the results for the Money Market Funds compared to their peer groups were acceptable given the special services and investment focuses of those Funds and the unusual market conditions applicable to the money market fund industry in recent years; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses
The Board reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to the Funds, and the total expenses (net of fee waivers) of each Fund (as percentages of their respective average annual net assets) compared to those of the funds included in the relevant Lipper universes and peer groups selected by the Adviser (“Peer Groups”).

The Board observed as follows with respect to the investment advisory fees (net of fee waivers) paid by the Funds:

•
The net advisory fees of the following Funds were below their Peer Group and Lipper universe averages: Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund, Government

CITY NATIONAL ROCHDALE FUNDS    |    PAGE 168

Bond Fund, California Tax Exempt Bond Fund, Fixed Income Opportunities Fund, Multi-Asset Fund, Dividend & Income Fund, and U.S. Core Equity Fund.

•	The net advisory fee of the Emerging Markets Fund was below its Peer Group average but above its Lipper universe average.

•
The net advisory fees of the following Funds were above their Peer Group and Lipper universe averages, but were within the middle 60% range for the relevant Lipper universes: Limited Maturity Fixed Income Fund, Corporate Bond Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, and Socially Responsible Equity Fund.

The Board noted that the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Funds, so it did not have a basis to compare the Funds’ advisory fees with advisory fees charged by the Adviser to other clients. The Board also observed that the Adviser manages the City National Rochdale International Trade Fixed Income Fund, a closed-end fund that is managed using the same strategies and sub-adviser, GML Capital, as those used to manage a portion of the Fixed Income Opportunities Fund, for a fee greater than that charged to the Fixed Income Opportunities Fund.

The Board’s observations with respect to the Funds’ total expenses (net of fee waivers) were as follows:

•	Except as indicated below, the total expense ratios of all of the classes of each of the Funds were below both the relevant Peer Group and Lipper universe averages.

•
The total expense ratios of the Servicing Class and Class N of the Multi-Asset Fund and Class N of the Emerging Markets Fund were below their Peer Group averages but not their Lipper universe averages.

•
The total expense ratios of Class N of the Fixed Income Opportunities Fund and the Institutional Class of the Limited Maturity Fixed Income Fund were below their Lipper universe averages but not their Peer Group averages.

•
The total expense ratios for the Government Money Market Fund (Servicing Class), California Tax Exempt Money Market Fund (Servicing Class), Government Bond Fund (Institutional Class), High Yield Bond Fund (Institutional Class), Intermediate Fixed Income Fund (Institutional Class) and U.S. Core Equity Fund (Institutional Class) were in the lowest 20% of the relevant Lipper universes.

•
The total expense ratios for the following Fund classes were within the middle 60% range for the relevant Lipper universes: Prime Money Market Fund (Institutional Class), Limited Maturity Fixed Income Fund (Institutional Class), Corporate Bond Fund (Servicing Class), California Tax Exempt Bond Fund (Servicing Class), Fixed Income Opportunities Fund (Class N), Multi-Asset Fund (Servicing Class), Dividend & Income Fund (Class N), Socially Responsible Equity Fund (Institutional Class) and Emerging Markets Fund (Class N).

The Board concluded that the advisory fees charged by the Adviser continued to be fair and reasonable, and the total expenses of each Fund continued to be reasonable.

Profitability, Benefits to Advisers and Economies of Scale

The Board considered information prepared by the Adviser relating to its costs and profits with respect to the Funds. The Board also considered the benefits received by the Adviser and its affiliates as a result of its relationship with the Funds, including investment advisory fees paid to the Adviser; fees paid to affiliates of the Adviser such as City National Bank, City National Securities, Inc. and RIM Securities, LLC for providing certain shareholder servicing and sub-distribution services to the Trust; benefits to City National Bank’s brokerage and wealth management businesses as a result of the availability of the Funds to its customers; research services made available to the Adviser by broker-dealers that provide execution services to the Funds; and the intangible benefits to the Adviser and its affiliates of their association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board noted that the Adviser’s belief that the Funds had not yet reached asset levels at which significant economies of scale had been realized and breakpoints were warranted. The Board concluded that although there were no advisory fee breakpoints, in the current economic environment significant economies of scale were not available with respect to the Money Market Funds and were not likely to be realized with respect to the other Funds until the asset levels of those Funds were significantly higher than their current levels.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Adviser with respect to each of the Funds pursuant to its advisory agreements with the Trust is fair and reasonable in light of the nature and quality of the services being provided by it to the Funds and their shareholders, and that renewal of the agreements was in the best interest of the Funds and their shareholders.

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board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each Sub-Adviser, the Board considered a variety of matters, including the background, education and experience of the Sub-Adviser’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the relevant Funds; and the overall general quality and depth of its organization. The Board also reviewed each Sub-Adviser’s investment philosophy and processes as well as its brokerage and trading practices, its disaster recovery and contingency planning, and its commitment to compliance with applicable laws and regulations and the Trust’s compliance policies and procedures. The Board found all of these matters to be satisfactory.

Investment Performance

The Board’s observations regarding the performance of the High Yield Bond Fund, Fixed Income Opportunities Fund and Socially Responsible Equity Fund are described above. In addition, the Board assessed the performance of each of Seix’s, Federated’s and GML Capital’s portion of the Fixed Income Opportunities Fund, compared with the Sub-Adviser’s respective benchmark for various periods ended June 30, 2014. The Board made the following additional observations in reviewing the annualized total returns of those Sub-Advisers:

•
The annualized returns for Federated’s portion of the Fixed Income Opportunities Fund were slightly below the returns of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index (by 73 basis points or less) for the one- and two-year periods but slightly above the benchmark for the three- year period ended June 30, 2014.

•
The annualized returns for Seix’s portion of the Fixed Income Opportunities Fund were below the returns of the Credit Suisse Leveraged Loan Index (by 79 basis points or less) for the one-, two- and three-year periods ended June 30, 2014.

•
The annualized returns for GML Capital’s portion of the Fixed Income Opportunities Fund were above the returns of the JP Morgan CEMBI Broad Diversified Index for the one- and two-year periods ended June 30, 2014.

The Board noted the Adviser’s view that the investment performance of the Fund or Fund portfolio managed by each Sub-Adviser was satisfactory. The Board concluded that each Sub-Adviser continued to provide satisfactory services to the Funds.

Sub-Advisory Fees and Fund Expenses

The Board reviewed information regarding the sub-advisory fees charged by each Sub-Adviser and observed that the fees charged by each Sub-Adviser were generally equal to or lower than the fees it charged to its sub-advisory clients to manage comparable funds. The Board noted that Guggenheim’s sub-advisory fee with respect to the High Yield Bond Fund was higher than its fees with respect to other mutual funds for which it serves as sub-adviser, but also noted that each of those other funds was significantly larger than the Fund (with assets in excess of $1 billion in each case). The Board also observed that Seix’s sub-advisory fee with respect to the Fixed Income Opportunities Fund was higher than the fee it charged to another mutual fund for which it served as sub-adviser using a similar strategy, but noted that the other fund was significantly larger than the Fund (with assets over $8 billion) and was a part of a larger mutual fund complex for which Seix serves as sub-adviser. Additionally, the Board considered that Seix indicated that the lower sub-advisory fee for the other mutual fund it manages using a similar strategy reflected the economies of scale of the other fund and the group of funds of which it is a part. The Trustees noted that the Adviser pays all sub-advisory fees out of its advisory fees.

Benefits to Sub-Advisers

The Board considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Funds, including the sub-advisory fees paid to the Sub-Adviser, any research services made available to the Sub-Adviser by broker-dealers providing execution services to the relevant Fund, the intangible benefits of the Sub-Adviser’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective sub-advisory agreement is fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the respective Fund and its shareholders, and that renewal of each sub-advisory agreement was in the best interest of the Funds and their shareholders.

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THANK YOU

for your investment with City National Rochdale Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on City National Rochdale Funds, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

CNR-AR-001-1300

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial experts are William R. Sweet and James R. Wolford. Messrs. Sweet and Wolford are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP Related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2014			2013
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$441,500	N/A	N/A	$279,300	N/A	N/A
(b)	Audit-Related Fees	$7,500	N/A	N/A	$6,000	N/A	N/A
(c)	Tax Fees	$84,015	N/A	N/A	$47,113	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not Applicable

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $84,015 and $47,113 for 2014 and 2013, respectively.

(h)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.  Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report.  In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Funds

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 8, 2014

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt,
Controller and COO

Date: December 8, 2014